    As filed with the Securities and Exchange Commission on April 27, 2009

                                                 File Nos. 333-67904; 811-05343

================================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM N-4


  Registration Statement Under The Securities Act
                      of 1933
                          Pre-Effective Amendment
                          No.                                               [_]
                          Post-Effective
                          Amendment No. 15                                  [X]

                     and/or

    Registration Statement Under the Investment
                Company Act of 1940
                 Amendment No. 243                                          [X]
         (Check Appropriate Box or Boxes)


                 Genworth Life & Annuity VA Separate Account 1
                          (Exact Name of Registrant)

                  Genworth Life and Annuity Insurance Company
                              (Name of Depositor)

             6610 West Broad Street Richmond, Virginia          23230
        (Address of Depositor's Principal Executive Offices)  (Zip Code)

                                (804) 281-6000
              (Depositor's Telephone Number, Including Area Code)

                             Heather Harker, Esq.
                 Vice President and Associate General Counsel
                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230
               (Name and Complete Address of Agent for Service)

          -------------------------------------------------

Approximate Date of Proposed Public Offering: Upon the effective date of this Post-Effective Amendment to this Registration Statement

It is proposed that this filing will become effective (check appropriate box):

[_] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on May 1, 2009 pursuant to paragraph (b) of Rule 485


[_] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_] on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Scheduled Purchase Payment Variable Deferred Annuity Contracts

================================================================================

                 Genworth Life & Annuity VA Separate Account 1
                                Prospectus For
        Scheduled Purchase Payment Variable Deferred Annuity Contracts
                                $1,000,000,000

                                  Issued by:
                  Genworth Life and Annuity Insurance Company

--------------------------------------------------------------------------------


Genworth Life and Annuity Insurance Company discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in this prospectus.


This prospectus gives details about the contract and the Genworth Life & Annuity VA Separate Account 1 (the "Variable Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.

This prospectus describes scheduled purchase payment variable deferred annuity contracts (the "contracts") for individuals or groups and certain qualified and non-qualified retirement plans. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract.

The contract offers you the payment of periodic annuity benefits and the accumulation of Contract Value. If you satisfy certain conditions, you will receive lifetime Income Payments of a guaranteed minimum amount and the potential to receive more than the guaranteed minimum amount.

The contract requires you to make monthly payments in predetermined amounts to be eligible to receive guaranteed minimum payments at the time you annuitize the contract. We must receive these payments by a set date ("due date") each month. If we receive your payment on the due date, we will allocate your payment to a Subaccount that invests in shares of the GE Investments Funds, Inc. -- Total Return Fund (the "Total Return Fund"). All shares of the Total Return Fund outstanding on May 1, 2006 were re-designated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. The Subaccount will invest in Class 3 shares, for contracts issued on or after May 1, 2006. If we receive your payment before its due date, we will allocate it to our Guarantee Account, which is part of our General Account, until the due date. On the due date, we will transfer that payment to the Subaccount. If we receive your payment more than 30 days after its due date, you must pay interest on that payment. The interest must be paid within one year of the transfer due date in order to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

We anticipate that you will make your monthly payments by submitting payments to us on a monthly basis. However, we will allow you to supplement or prepay some, or all, of your monthly payments by making a lump sum payment of at least a certain amount. If the lump sum amount is greater than six monthly payments, we will allocate that lump sum amount to a non-unitized separate account that we have established to hold the supplemental or prepayments you make. Amounts in the non-unitized separate account will earn a predetermined rate of interest. Depending upon your instructions and the amount of the lump sum payment received, we will use such lump sum payment to either lower the amount of some or all of your remaining monthly payments or to pay the entire amount of some or all of your remaining monthly payments. If you do not provide instructions when you make a lump sum payment, we will allocate that payment to our Guarantee Account until we receive your instructions.

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. Amounts you surrender or partially withdraw may be subject to a surrender or access charge; amounts you surrender or partially withdraw from the non-unitized separate account may also be subject to a Market Value Adjustment. You must repay any amount you receive from the Subaccount, plus interest, within one year of the partial withdrawal to retain your eligibility to receive Guaranteed Minimum Income Payments (unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule).

The value of your contract before your Income Payments begin, and the amount of your Income Payments (if you lose your right to receive Guaranteed Minimum Income Payments), will depend upon the investment performance of the Total Return Fund. You bear the risk of investment loss.

You should not purchase this contract unless you believe you can make all required payments and you intend to take your annuity benefits in the form of monthly Income Payments.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, nor has the SEC determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not be lawfully made.

Your investment in the contract:

  .  Is NOT a bank deposit

  .  Is NOT FDIC insured

  .  Is NOT insured or endorsed by a bank or any government agency

  .  Is NOT available in every state

  .  MAY go down in value

For general information or to obtain free copies of the:

  .  annual report for the Variable Account;

  .  prospectus, annual report or semi-annual report for the Total Return Fund;
     or

  .  any required forms,

                          call us at 800.352.9910; or

                                 write us at:

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

Material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov


The date of this prospectus is May 1, 2009.

Table of Contents


Definitions..................................................................  5.

Fee Tables...................................................................  7.
   Examples..................................................................  9.

Condensed Financial Information..............................................  9.

Synopsis and Risk Factors.................................................... 10.

Investment Results........................................................... 15.

The Company.................................................................. 15.
   Financial Condition of the Company........................................ 15.

The Variable Account......................................................... 16.
   The Subaccount and the Total Return Fund.................................. 17.
   Voting Rights............................................................. 18.
   Changes to the Variable Account and the Subaccount........................ 19.
   The Subaccount -- Policies and Procedures................................. 19.

The Guarantee Account and The Immediate Installment Account.................. 19.
   The Guarantee Account..................................................... 19.
   The Immediate Installment Account......................................... 20.

The Contract................................................................. 21.
   Ownership................................................................. 21.
   Annuitant/Joint Annuitant................................................. 21.
   Assignment................................................................ 21.
   Guaranteed Minimum Income Payments........................................ 22.
   Purchase Payments......................................................... 22.
   Grace Period.............................................................. 25.
   Reinstatement............................................................. 25.
   Scheduled Purchase Payments............................................... 25.
   Flexible Purchase Payments and Immediate Installments..................... 25.
   Allocation of Purchase Payments........................................... 26.
   Optional Riders........................................................... 27.
   Valuation Day and Valuation Period........................................ 29.
   Valuation of Accumulation Units........................................... 29.

Surrender and Partial Withdrawals............................................ 29.

Charges and Other Deductions................................................. 31.
   Surrender Charges, Access Charges and Market Value Adjustments............ 32.
   Deductions from the Variable Account...................................... 36.
   Deductions for Taxes...................................................... 36.
   Purchase Payments for the Optional Riders................................. 36.
   Other Charges and Deductions.............................................. 37.

The Death Benefit............................................................ 37.
   Death Benefit Upon Death of an Owner Before the Annuity Commencement Date. 37.
   Death Benefit Amount...................................................... 37.
   Required Distributions.................................................... 37.
   Distribution Rules........................................................ 38.
   Death Benefit After the Annuity Commencement Date......................... 38.


Benefits at Annuity Commencement Date........................................  39
   Guaranteed Minimum Income Payments........................................  40

Optional Payment Plans.......................................................  41

Federal Income Tax Matters...................................................  43
   Introduction..............................................................  43
   Taxation of Non-qualified Contracts.......................................  43
   Qualified Retirement Plans................................................  45
   Federal Income Tax Withholding............................................  47
   State Income Tax Withholding..............................................  48
   Tax Status of the Company.................................................  48
   Changes in the Law........................................................  48

Requesting Payments..........................................................  48

Sales of the Contracts.......................................................  48

Legal Proceedings............................................................  50

Additional Information.......................................................  51
   Owner Questions...........................................................  51
   Return Privilege..........................................................  51
   State Regulation..........................................................  51
   Evidence of Death, Age, Gender or Survival................................  51
   Records and Reports.......................................................  51
   Legal Matters.............................................................  51
   Where You Can Find More Information.......................................  51

Appendix -- Annuity Cross Funding Program.................................... A-1

DEFINITIONS

The following defined terms are used throughout this prospectus:

Accumulation Period -- The period from the date your contract is issued until the date Income Payments begin.

Accumulation Unit -- An accounting unit of measure we use to calculate the value of the Subaccount until the date Income Payments begin.

Adjustment Account -- An account that we establish for each contract to keep track of the cumulative amount, if any, by which the Calculated Level Monthly Benefits fall short of the Guaranteed Minimum Income Payments.

Annual Variable Annuity Benefit -- The Income Payment calculated annually by multiplying the number of Annuity Units for a contract by the Annuity Unit value as of the Annuity Commencement Date and each anniversary of the Annuity Commencement Date.

Annuitant/Joint Annuitant -- The person(s) named in the contract whose age and, where appropriate, gender, determine Monthly Income Payments. The Owner must also be named as the Annuitant unless the Owner is not a natural person.

Annuity Commencement Date -- The date Income Payments are scheduled to begin as chosen at the time of application. This date must be a date at least 10 years from the date the contract is issued and may not be changed once the contract is issued.

Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent Annual Variable Annuity Benefit.

Annuity Year -- The twelve month period beginning on the Annuity Commencement Date or any anniversary of that date thereafter.

Calculated Level Monthly Benefit -- One-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve month period.

Code -- The Internal Revenue Code of 1986, as amended.

Contract Date -- The date we issue your contract. Your Contract Date is shown on your contract's data pages.

Contract Value -- The sum of your contract's Guarantee Account Value, Subaccount Value, and Immediate Installment Account Value.

Contract Year -- Each one year period of time beginning on the date your contract is issued and ending on the contract anniversary date. The next contract year will begin on that contract anniversary date and commence on the next contract anniversary date and so on.

Death Benefit -- The benefit payable under a contract upon the death of any Owner (or the Annuitant if the Owner is a non-natural person) before the Annuity Commencement Date.

Designated Beneficiary(ies) -- The person(s) or entity(ies) designated by the Owner to receive the Death Benefit.

Flexible Purchase Payment -- A Purchase Payment that is not a Scheduled Purchase Payment.

Funding Annuity -- A variable deferred annuity issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies that is purchased on the same date as the variable deferred annuity contract described by this prospectus; the assets of the Funding Annuity are withdrawn and immediately allocated to this annuity.

General Account -- Assets of the Company other than those allocated to the Immediate Installment Account, the Variable Account or any other segregated asset account of the Company.

Guarantee Account -- An account established in our General Account to hold certain amounts under the contracts as described in this prospectus. The Guarantee Account is not part of and does not depend on the investment performance of the Variable Account.

Guarantee Account Value -- Your Guarantee Account Value equals Purchase Payments allocated to the Guarantee Account (plus transfers to the Guarantee Account from a Funding Annuity under an Annuity Cross Funding Program, if applicable) plus interest credited on those payments (or transfers), minus transfers and/or partial withdrawals made from the Guarantee Account (including, any premium tax and surrender charges assessed).

Guaranteed Minimum Income Payment -- The minimum amount of each monthly Income Payment paid to you upon annuitization of the contract, provided Scheduled Installments have been made to the Subaccount in accordance with the terms of the contract.

Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

Immediate Installment -- A monthly series of equal transfers from the Immediate Installment Account to the Subaccount.

Immediate Installment Account -- Genworth Life & Annuity MVA Separate Account, a separate account of the Company to which your Flexible Purchase Payments are allocated.

Immediate Installment Account Value -- The present value of the future Immediate Installments to be made from the Immediate Installment Account. This amount includes any applicable Market Value Adjustment.

Income Payment -- One of a series of payments made under either monthly Income Payments at the Annuity Commencement Date or one of the Optional Payment Plans.

Market Value Adjustment -- A positive or negative adjustment included in the Contract Value when any amounts are surrendered or partially withdrawn (including Death Benefit payments) from the Immediate Installment Account.

Monthly Due Date -- The date each month on which Scheduled Installments and Scheduled Purchase Payments are due. This date is the same day in each month as your Contract Date. If the Monthly Due Date is the 29th, 30th or 31st of a month, then for months without such dates, the last day of that month is the Monthly Due Date. In addition, if the Monthly Due Date falls on any date when the New York Stock Exchange is closed, the amount of the Scheduled Installment, if received, will be allocated to the Subaccount on the next Valuation Day.

Non-Qualified Contract -- A contract which is not issued in connection with a retirement plan which receives special tax treatment under the Code.

Owner -- The person or persons (in the case of Joint Owners) entitled to exercise all ownership rights stated in the contract. The Owners are shown on the contract's data pages. "You" or "your" refers to the Owner or Joint Owners.

Purchase Payment -- Any payment applied to the contract.

Qualified Contract -- A contract which qualifies for favorable tax treatment under the Code.

Scheduled Installment -- The amount required to be transferred or paid to the Subaccount on the Monthly Due Date in order to keep the Guaranteed Minimum Income Payment in effect.

Scheduled Purchase Payment -- The monthly Purchase Payment we require on the Monthly Due Date to ensure that the Scheduled Installment for that month is paid. This amount is shown on your contract's data pages.

Subaccount -- A division of the Variable Account which invests exclusively in shares of the Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return Fund -- Class 1 shares.

Subaccount Value -- The Subaccount Value is equal to:

  .  the sum of all Scheduled Installments made to the Subaccount; plus

  .  amounts adjusted for the reinvestment of dividends; plus or minus

  .  net capital gains or losses (realized or unrealized); minus

  . any contract charges (including any premium tax and surrender charges assessed); plus or minus

  .  partial withdrawals repaid to or taken from the Subaccount.

Surrender Value -- The value of the contract as of the date we receive your written request for surrender at our Home Office, less any applicable premium tax, surrender charge, access charge, plus or minus any Market Value Adjustment, if applicable.

Valuation Day -- Each day the New York Stock Exchange is open for regular trading, except for days that the Total Return Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Variable Account -- Genworth Life & Annuity VA Separate Account 1, a separate account we established to receive and invest the Scheduled Installments you make under this contract, in addition to amounts received from other variable annuity contracts we issue.

FEE TABLES

The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract. The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, fully surrender your contract, or transfer assets among the investment options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses
-------------------------------------------------------------------------------------------------------------
Surrender Charge (as a percentage of purchase      Contract Year in which           Surrender Charge (as a
 payments withdrawn or surrendered)                surrender or partial             percentage of the lesser
                                                   withdrawal is taken              of Scheduled
                                                                                    Installments made to
                                                                                    date, not previously
                                                                                    withdrawn and the
                                                                                    amount withdrawn or
                                                                                    surrendered)/1/
                                                   ----------------------------------------------------------
                                                                 1                            9%
                                                                 2                            8%
                                                                 3                            7%
                                                                 4                            6%
                                                                 5                            5%
                                                                 6                            4%
                                                                 7                            3%
                                                                 8                            2%
                                                            9 or after                        1%
-------------------------------------------------------------------------------------------------------------
Access Charge/2/                                   Number of years remaining        Access Charge (as a
                                                   on each flexible purchase        percentage of the
                                                   payment until the date           Immediate Installment
                                                   established for the installment  Account value
                                                   transfers to end                 withdrawn or
                                                                                    surrendered)
                                                   ----------------------------------------------------------
                                                             6 or more                        6%
                                                         5 but less than 6                    5%
                                                         4 but less than 5                    4%
                                                         3 but less than 4                    3%
                                                         2 but less than 3                    2%
                                                         1 but less than 2                    1%
                                                         0 but less than 1                    1%
-------------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on
   Missed Scheduled Installments/3/                                                           6%
-------------------------------------------------------------------------------------------------------------
 Annual Interest Rate Charged on
   Missed Withdrawal Repayments/4/                                                            6%
-------------------------------------------------------------------------------------------------------------

/1/Withdrawals repaid within 12 months are not considered withdrawals for the purposes of the surrender charge calculation. A surrender charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5.

/2/All surrenders and withdrawals from the Immediate Installment Account will be subject to a Market Value Adjustment as well as an Access Charge. An Access Charge will not be assessed if the Surrender Value is applied to Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5.

/3/If a Scheduled Installment remains in default past the end of the applicable grace period, a charge will be assessed to the amount in default at an effective annual rate of 6%.

/4/You must repay the amount of any withdrawals from the Subaccount plus any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date in order to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. If any repayment of a withdrawal is not made by the Monthly Due Date next following the date of the partial withdrawal, you will be assessed a charge at an effective annual rate of 6% on the total amount withdrawn from the Subaccount, not yet repaid.

The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

Periodic Charges Other Than Expenses for the Total Return Fund
----------------------------------------------------------------------------------
Variable Account Annual Expenses
 (as a percentage of your average daily net assets in the Variable Account)
----------------------------------------------------------------------------------
  Mortality and Expense Risk Charge                                          1.35%
----------------------------------------------------------------------------------
  Administrative Expense Charge                                              0.15%
----------------------------------------------------------------------------------
Maximum Total Variable Account Annual Expenses                               1.50%
----------------------------------------------------------------------------------
Optional Riders/1,2/
----------------------------------------------------------------------------------

  Disability Benefit Rider Option/3/             Maximum of $8.11 per $100 of waived Scheduled Purchase Payment
----------------------------------------------------------------------------------------------------------------
  Joint Annuitant Life Benefit Rider Option/3/   Maximum of $8.57 per $100 of waived Scheduled Purchase Payment
----------------------------------------------------------------------------------------------------------------
  Unemployment Benefit Rider Option              $3.00 per $100 of waived monthly payment
----------------------------------------------------------------------------------------------------------------

/1/The payment for the Optional Benefits is due with the Scheduled Purchase
   Payment and taken prior to the allocation of the Scheduled Purchase Payment to the Subaccount.

/2/The Optional Benefits are not available to fully funded contracts or to contracts purchased through the Annuity Cross Funding Program (see "Appendix --Annuity Cross Funding Program" provision in this prospectus).

/3/The fees charged for the optional riders vary depending upon the age and gender of the Annuitant and the amount and duration of the Scheduled Installments.

For information concerning compensation paid for the sale of the contract, see the "Sales of the Contract" provision.


The next item shows the total annual operating expenses charged by the Total Return Fund that you may pay during the time that you own the contract. Effective on May 1, 2006, GE Investments Funds, Inc. adopted a multiple class plan for the Total Return Fund. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares. The following expenses are deducted from Total Return Fund assets and include management fees, distribution and/or service (12b-1) fees, and other expenses. Portfolio expenses are the responsibility of the Total Return Fund. They are not fixed or specified under the terms of the contract and are not the responsibility of the Company. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.



Annual Portfolio Expenses/1/
 (as a percentage of average net assets)   Class 1 Class 3
----------------------------------------------------------
Management Fees/2/                           0.50%   0.50%
----------------------------------------------------------
Distribution and Service (12b-1) Fees/3/      None   0.25%
----------------------------------------------------------
Other Expenses/4/                            0.26%   0.26%
----------------------------------------------------------
Total Annual Portfolio Operating Expenses    0.76%   1.01%
----------------------------------------------------------
Contractual Fee Waiver/Reimbursement/5/    (0.03)% (0.03)%
----------------------------------------------------------
Net Annual Portfolio Operating Expenses      0.73%   0.98%
----------------------------------------------------------



/1/The expense information for Class 1 and Class 3 shares has been restated to reflect current fees. The Portfolio expenses used to prepare this table were provided to the Company by the Total Return Fund. The Company has not independently verified such information.


/2/The Management Fees fluctuate based upon the average daily net assets of the Total Return Fund and may be higher or lower than that shown above.


/3/The Distribution and Service (12b-1) Fees of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

/4/Other Expenses include all operating expenses of the Total Return Fund except Management Fees and Distribution and Service (12b-1) Fees. Other Expenses also include Investor Service Plan fees (only for Class 1 shares) and fees and expenses associated with investments in investment companies, such as ETFs, and certain other funds and pooled cash vehicles ("Acquired Fund Fees and Expenses"). For the fiscal year ended December 31, 2008, the Acquired Fund Fees and Expenses were 0.02% of the average daily net assets of Class 1 shares and Class 3 shares.

/5/Pursuant to an agreement with the Total Return Fund, GE Asset Management
   Incorporated, the investment adviser of the Total Return Fund, has agreed to voluntarily waive fund expenses in the amount of 0.03%. This waiver of expenses is voluntary and can be terminated by GE Asset Management at any time and without prior notice.


The expenses for the Total Return Fund are deducted by the Fund before it provides us with the daily net asset values. We then deduct the Variable Account charges from the net asset value in calculating the unit value of the corresponding Subaccount. Management fees and other expenses for the Total Return Fund are more fully described in its prospectus. Information relating to the Total Return Fund was provided by the Total Return Fund and not independently verified by us.

Examples

The Examples are intended to help you compare the cost of investing in this contract with the cost of investing in other variable annuity contracts. These costs include owner transaction expenses, contract and the maximum fee for the optional rider charges, and fees and expenses for the Total Return Fund -- Class 3 shares. The expenses in the Examples would be lower if Class 1 shares of the Total Return Fund were used instead.

The Examples show the dollar amount of expenses that would bear directly or indirectly if you:

  .  invested $10,000 in the contract for time periods indicated;

  .  earned a 5% annual return on your investment;

  .  elected all available rider options; and



The Examples below assume:

  . total Variable Account annual expenses of 1.50% (deducted daily at an effective annual rate of the assets in the Variable Account); and

  . $1,968.00 for all the available rider options (charged with the initial investment, but subtracted prior to allocation of assets to the Subaccount).


Your actual expenses may be higher or lower than those shown below. The Examples do not include any taxes or tax penalties that may be assessed upon surrender of the contract.

The following Example uses the assumptions noted above, but assumes you surrender your contract at the end of the stated period:



Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
$3,055      $1,465      $1,851       $2,964



The next Example uses the same assumptions as the prior Example, except that it assumes that you decide to annuitize your contract at the end of the stated period.



Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
$2,222       $782       $1,335       $2,846



The next Example uses the same assumptions as the prior Example, except that it assumes you do not surrender or annuitize your contract at the end of the stated period:



Costs Based on Maximum Annual Portfolio Expenses
------------------------------------------------
1 Year      3 Years     5 Years     10 Years
------      -------     -------     --------
$2,222       $782       $1,335       $2,846



Please remember that you are looking at Examples and not a representation of past or future expenses. Your rate of return may be higher or lower than 5% which is not guaranteed. The Examples do not assume that expense waivers or fee reimbursements arrangements are in effect for the Total Return Fund -- Class 3 shares for the periods presented.


Deductions for premium taxes are not reflected, but may apply. If you did not elect all of the optional riders or if you only elected one or a combination of the optional riders, the expense figures shown above would be lower.

CONDENSED FINANCIAL INFORMATION

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Total Return Fund and the assessment of Variable Account charges. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values. The Accumulation Unit value information for Accumulation Units outstanding for the period shown are as follows:


                  Accumulation                   Number of
                 Unit Values at  Accumulation  Accumulation
                   Beginning    Unit Values at   Units at
Subaccount         of Period    End of Period  End of Period Year
-----------------------------------------------------------------
GE Investments
 Funds, Inc.
-----------------------------------------------------------------
Total Return
 Fund --
 Class 1 shares      $14.62         $10.18      36,860,574   2008
                      13.29          14.62      34,032,644   2007
                      11.86          13.29      28,929,206   2006
                      11.62          11.86      19,687,409   2005
                      10.90          11.62      11,448,155   2004
                       9.20          10.90       4,540,351   2003
                      10.00           9.20         616,931   2002
-----------------------------------------------------------------
Total Return
 Fund --
 Class 3 shares      $11.67         $ 8.12       1,525,442   2008
                      10.62          11.67         745,002   2007
                      10.00          10.62         145,804   2006
-----------------------------------------------------------------

SYNOPSIS AND RISK FACTORS

How does this contract work? The contract permits you to make Purchase Payments during the Accumulation Period. During this period, we invest your Purchase Payments in the Subaccount, the Immediate Installment Account, or the Guarantee Account.

Purchase Payments received will be allocated as follows:

Purchase Payment Allocation Table


 Type of Payment     When Received    Where Allocated
------------------------------------------------------
Scheduled          Monthly Due Date   Subaccount
Purchase
Payment or
portion thereof
------------------------------------------------------
Scheduled          Before Monthly     Guarantee
Purchase           Due Date           Account
Payment or
portion thereof
------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment
                                      (including
                                      interest), then
                                      Guarantee
                                      Account for
                                      remainder
------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

On the Annuity Commencement Date, we apply your Contract Value to purchase a series of Income Payments. In turn, the Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base the Income Payments on Subaccount performance, the amount of the payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Minimum Income Payment, provided all contractual requirements have been satisfied for receipt of those guaranteed payments. See "The Contract," the "Benefits at Annuity Commencement Date" and the "Guaranteed Minimum Income Payments" provisions in this prospectus.

Investments in the Subaccount vary with the investment performance of the Total Return Fund. Over time, we transfer Purchase Payments invested in the Guarantee Account or the Immediate Installment Account, plus any interest earned, to the Subaccount.

Certain features described in this prospectus may vary from your contract. Please refer to your contract for those benefits that apply specifically to you.

What are the Guaranteed Minimum Income Payments? The contract offers you guaranteed periodic annuity benefits that can protect against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date selected at the time of application; the Annuity Commencement Date must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirement for making Scheduled Installments by paying: any missed Scheduled Installment(s), including any interest, due on the missed Scheduled Installment(s).

The missed Scheduled Installment(s), including any interest due on the missed Scheduled Installment(s), must be repaid within one year of the due date of the missed Scheduled Installment(s), but not later than the Annuity Commencement Date. The Annuity Commencement Date must be a date at least 10 years from the date the contract is issued.

In addition, you may not make more than 24 Scheduled Installments over the life of the contract outside of the grace period (the grace period is 30 days after the date each Scheduled Installment is due) and still be eligible for your Guaranteed Minimum Income Payments.

Should you fail to meet the conditions listed above, you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract (see the "Guaranteed Minimum Income Payments" section in this prospectus for additional information). If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you will lose your right to Guaranteed Minimum Income Payments.

What happens if the right to Guaranteed Minimum Income Payments is lost? If you do not maintain the right to Guaranteed Minimum Income Payments by meeting the contractual requirements as outlined above:

   (1) you remain subject to the Purchase Payment limitations under the contract (i.e., you may not make payments in excess of all your original Scheduled Installment amounts); and

   (2) you will NOT have Guaranteed Minimum Income Payments when you annuitize the contract.

What are Scheduled Installments? When we issue the contract, you establish your Annuity Commencement Date, (which must be a date at least 10 years from the date the contract is issued) and we will establish a schedule of monthly payments to the Subaccount ("Scheduled Installments") during the Accumulation Period. Once established, the amount and frequency of Scheduled Installments cannot be changed. Once the contract is issued, your Annuity Commencement Date may not be changed.

When you apply for a contract, you provide us with:

  . the length of the Accumulation Period you desire. The Accumulation Period must be at least 10 years;

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    .  the amount of the Guaranteed Minimum Income Payment you want; or

    .  how much you want to pay per month and/or pay in a lump sum.

We use this information to establish your Scheduled Installments.

Your Annuity Commencement Date must be at least 10 years from the date your contract is issued. However, you may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access charge will be assessed unless you a elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges and any access charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5, however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

How do I pay the Scheduled Installments? You may pay Scheduled Installments by making:

  .  Scheduled Purchase Payments;

  .  Flexible Purchase Payments;

  . transfers from another variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company (or one of its affiliated companies) under an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

  .  a combination thereof.

See the "Purchase Payments" and "Appendix -- Annuity Cross Funding Program" provisions in this prospectus.

By paying the Scheduled Purchase Payments on time, you ensure that the Scheduled Installments are met and your right to Guaranteed Minimum Income Payments is not lost.

You should not purchase the contract described in this prospectus if you believe that you may not be able to make all of the Scheduled Installments.

May I pay my Scheduled Purchase Payments automatically? You may use electronic fund transfers to make your monthly Scheduled Purchase Payments. See "The Contract" provision in this prospectus.

What is the Immediate Installment Account, how do Flexible Purchase Payments work? The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Although we designed the contract as a Scheduled Purchase Payment contract, you may make Flexible Purchase Payments subject to certain conditions. The amount of each Flexible Purchase Payment must be greater than 6 Scheduled Purchase Payments and be accompanied with sufficient transfer instructions in order for us to allocate the Flexible Purchase Payment to the Immediate Installment Account. We will allocate the Flexible Purchase Payment to the Guarantee Account if we do not receive transfer instructions or we receive insufficient transfer instructions from the Owner. Any Flexible Purchase Payment received that is less than or equal to 6 times the Scheduled Purchase Payments will also be automatically allocated to the Guarantee Account.

Amounts invested in the Immediate Installment Account earn interest at rates we declare and guarantee at the time of purchase. Although the Immediate Installment Account is a separate account, we assume the risk of investment gain or loss on the Immediate Installment Account's assets. We transfer certain amounts ("Immediate Installments") from the Immediate Installment Account to the Subaccount on a monthly basis to make your Scheduled Installment or supplement your Scheduled Purchase Payments in accordance with your instructions. The amount transferred from the Immediate Installment Account to the Subaccount will never exceed the amount of your Scheduled Installment minus the amount of your Scheduled Purchase Payment. We will return to you any amount in excess of what is needed to make all Scheduled Installments. The excess amount will be returned to you within 7 days of our receipt.

Whether a transfer from the Immediate Installment Account makes your Scheduled Installment or supplements your Scheduled Purchase Payment is dependent upon the amount in the Immediate Installment Account and your transfer instructions at the time the Flexible Purchase Payment is received. We determine the amount of the Immediate Installment we transfer each month to the Subaccount on the date the Flexible Purchase Payment is received accompanied with complete transfer instructions. This amount depends on:

  .  the amount of your Flexible Purchase Payment;

  .  the rate of interest that we credit to the Flexible Purchase Payment; and

  .  the number of installments you choose.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Any partial withdrawals or surrenders from the Immediate Installment Account are subject to a Market Value Adjustment and an access charge. A Market Value Adjustment can increase or decrease the amounts partially withdrawn or surrendered from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment (and access charge) is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment.

What is the Variable Account? The Variable Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Variable Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Variable Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Variable Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Variable Account" provision in this prospectus.

Is the contract available as a Qualified Contract or a Non-Qualified
Contract? We designed the contract for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Contracts"). Qualified retirement plans provide their own tax deferral benefit, so there should be another reason for you to purchase the contract, aside from tax deferral. Please consult a tax adviser to determine whether this contract is an appropriate investment for the qualified retirement plan. This contract is also available in connection with retirement plans that do not qualify for such favorable treatment under the Code. Such contracts are referred to throughout this prospectus as "Non-Qualified Contracts." The information regarding the tax treatment of the contracts generally applies to Non-Qualified Contracts. Different rules and regulations may apply to contracts issued as Qualified Contracts. Please consult a qualified tax adviser for additional information.

What surrender and access charges are associated with the contract? If you surrender your contract or take partial withdrawals before your Annuity Commencement Date, we may assess a surrender and/or access charge.

  . For amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account, we will assess a surrender charge. We will determine this charge by assuming that the amount being withdrawn on the date of the partial withdrawal or surrender comes entirely from Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation). Depending upon the Contract Year of your surrender or partial withdrawal, the surrender charge will be anywhere from 9% to 1% of the lesser of:

      (1) Scheduled Installments made to date and not previously withdrawn (withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

      (2) the amount withdrawn.

  . For amounts partially withdrawn or surrendered from the Immediate Installment Account, we will assess an access charge. This charge will be anywhere from 6% to 1% of the Immediate Installment Account Value withdrawn depending on the duration of the remaining Immediate Installments. In addition, we will apply a Market Value Adjustment to determine the Immediate Installment Account Value and the amount available for a partial withdrawal or surrender from the Immediate Installment Account.

We may waive the surrender and/or access charges if you apply your Contract Value upon surrender to certain available Optional Payment Plans. See the "Charges and Other Deductions" provision in this prospectus.

Are there any other charges? We assess a daily charge, equal to an effective annual rate of 1.50%, against the average daily net assets of the Subaccount. This charge consists of a 0.15% administrative expense charge and a 1.35% mortality and expense risk charge.

If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from Purchase Payments or the Contract Value, as applicable.

See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions in this prospectus.

The Total Return Fund also has certain expenses. These include management fees, as well as 12b-1 fees or service share fees, and other expenses associated with its daily operations. See the "Fee Tables" provision in this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

There are various charges assessed for rider options. The maximum charge for each Optional Rider is listed in the "Fee Tables" provision in this prospectus. For additional information, see the "Optional Riders" provision in the "The Contract" section of this prospectus.

For a complete discussion of all charges associated with the contract, see the "Charges and Other Deductions" provision in this prospectus.

We pay compensation to broker-dealers who sell the contracts. For a discussion of this compensation, see the "Sales of the Contract" provision in this prospectus.

How do you calculate my monthly Income Payments? We will pay you a monthly income for life with a guaranteed minimum period beginning on the Annuity Commencement Date, provided the Annuitant is still living. The amount of your Income Payments depends on:

  .  your Contract Value;

  .  whether you are receiving Guaranteed Minimum Income Payments;

  .  the age and gender of the Annuitant(s); and

  .  the specific payment plan you choose.

See the "Benefits at Annuity Commencement Date" provision in this prospectus.

What happens if an Owner dies before the Annuity Commencement Date? If any Owner dies before the Annuity Commencement Date while the contract is in force, the Joint Owner, if any, becomes the sole Owner of the contract. If there is no Joint Owner, the Designated Beneficiary becomes the sole Owner of the contract. Certain distribution rules imposed by Federal tax law also will apply. However, spouses who are Designated Beneficiaries and not Joint Annuitants are not permitted spousal continuation under the contract. Under such circumstances, the distribution rules for non-spousal beneficiaries will apply. We may pay a Death Benefit to the Designated Beneficiary. See "The Death Benefit" provision in this prospectus.

May I surrender the contract or take a partial withdrawal? You may surrender the contract for its Surrender Value at any time before the Annuity Commencement Date. In addition, you may take partial withdrawals of at least $100 from Contract Value. If you surrender the contract or take a partial withdrawal, we may assess a surrender and/or access charge. Partial withdrawals will be made first from the Guarantee Account, then the Immediate Installment Account, and finally, the Subaccount, unless you request otherwise.

You may also surrender your contract on the Annuity Commencement Date for the Contract Value as of that Valuation Day, but without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us, in writing, at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon the Annuity Commencement Date if you elect to receive a lump sum payment. You may be subject to income tax, and a 10% IRS penalty tax if you are younger than age 59 1/2 at the time of the partial withdrawal or surrender. A surrender or a partial withdrawal may also be subject to income tax withholding. In addition, taking a lump sum payment in lieu of Income Payments may have adverse tax consequences. See the "Federal Tax Matters" provision in this prospectus.

You must repay the amount of each partial withdrawal from the Subaccount (including any interest on the amount received at an effective annual rate of 6%), within one year of the partial withdrawal, but no later than the Annuity Commencement Date to retain your eligibility to receive Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule. Interest will be assessed from the date of the partial withdrawal to the date we receive full repayment.

If you repay the amount of each partial withdrawal received from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge we assessed when you made the partial withdrawal. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the Valuation Day your repayment of the partial withdrawal is received. If your repayment of the partial withdrawal is received on a day when the New York Stock Exchange is not open or the Portfolio is not valuing its shares, we will allocate your repayment to the Subaccount on the next Valuation Day. Because of this reimbursement, all subsequent amounts distributed from the Subaccount will be subject to a surrender charge.

 For example:


 Assume you have made Scheduled Installments of $18,000 during the first Contract Year and your Contract Value is $20,000 (all of which is allocated to the Subaccount) and you then request to take a partial withdrawal of $10,000 on May 1, 2010.

 You will receive $9,100 assuming no premium taxes or income taxes are withheld. A surrender charge of $900 ($10,000 x 9%) will be withheld by us. To reinstate your Guaranteed Minimum Income Payment, you must pay to us $9,100 plus interest at a rate of 6% before May 1, 2011 (in addition to paying your regularly Scheduled Installments).

 On August 1, 2010 you repay $5,000 plus interest on the $9,100 received in May. We will then allocate to the Subaccount your $5,000 plus $494.51 ($900 x $5,000/$9100). Then on December 1, 2010 you repay the remaining $4,100 plus interest on the $9,100 received in May. We will then allocate to the Subaccount your $4,100 plus $405.49 ($900 x $4100/$9100).


Partial withdrawals from the Immediate Installment Account or Guarantee Account do not have to be repaid to receive your Guaranteed Minimum Income Payment, but you may have to increase the amount of your Scheduled Purchase Payments since amounts withdrawn from those accounts will not be available for Scheduled Installments.

In addition, partial withdrawals may reduce your Death Benefit. See "The Death Benefit" provision in this prospectus.

For more information on surrenders and partial withdrawals, see the "Surrenders and Partial Withdrawals" provision in this prospectus.

Do I have a return privilege? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 2 of this prospectus within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods) and we will cancel the contract.

If you exercise this right, we will cancel the contract as of the Valuation Day we receive it. Upon receipt of such information, we will send you a refund equal to your Contract Value, plus or minus any applicable Market Value Adjustment, plus any deductions we have made from your Purchase Payments before their allocation to the contract. Or, if required by the law of your state, we will refund your Purchase Payments (less any partial withdrawals previously taken).

Are there optional benefits available under the contract? Optional benefits are available by purchasing one or more of the following riders with the contract. Not all of the rider options listed below may be available in all states. In addition, the riders are not available to fully funded contracts or to contracts that were issued through an Annuity Cross Funding Program. The riders are:

  .  the Disability Benefit Rider Option;

  .  the Joint Annuitant Life Benefit Rider Option; and

  .  the Unemployment Benefit Rider Option.

See "The Contract" and the "Appendix -- Annuity Cross Funding Program" provisions in this prospectus for additional information.

What are the Federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender or a partial withdrawal, or a payment of a death benefit, will generally result in taxable income if there has been an increase in Contract Value. In certain circumstances, a 10% IRS penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Income Tax Matters" provision in this prospectus.

INVESTMENT RESULTS

At times, the Variable Account may present its investment results or compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges, and assuming Variable Account charges. Results calculated without surrender charges will be higher.

Total returns assume an initial investment of $1,000 and include the reinvestment of all dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including 12b-1 fees and/or service share fees), and other charges associated with the contract, including the mortality and expense risk charges and the administrative expense charge. Standardized total returns also reflect surrender charges and a maximum one month charge for the optional riders. Non-standardized returns do not reflect charges for the optional riders. Premium taxes are not reflected in any of the calculations, but may apply.

THE COMPANY

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contracts. We do business in 49 states and the District of Columbia. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. Genworth North America Corporation (formerly, GNA Corporation) directly owns the stock of Capital Brokerage Corporation and the Company. Genworth North America Corporation is directly owned by Genworth Financial, Inc., a public company.

We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.


Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented market environment, and we are not immune to those challenges. We know it is important for you to understand how these events may impact your Contract Value and our ability to meet the guarantees under your contract.

Assets in the Variable Account. You assume all of the investment risk for amounts allocated to the Subaccount. Your value in the Subaccount is part of the assets of the Variable Account. These assets may not be charged with liabilities arising from any other business that we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the Variable Account assets exceed the Variable Account liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Variable Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Variable Account" provision below.

Assets in the Immediate Installment Account. You are permitted to make allocations to the Immediate Installment Account. The Immediate Installment Account has characteristics like the Variable Account and the Guarantee Account. Like the Guarantee Account, you do not directly or indirectly share in the investment performance of the Immediate Installment Account. You are guaranteed a level monthly interest rate. If you do not take an early withdrawal or surrender from the contract, you do not assume the investment risk for amounts allocated to the Immediate Installment Account. However, if you do take an early withdrawal or surrender from your contract, any assets allocated to the Immediate Installment Account will be subject to a market value adjustment. Like the

Variable Account, assets in the Immediate Installment Account may not be charged with liabilities arising from any other business that we may conduct. The assets in the Immediate Installment Account will be available to cover the liabilities of our General Account to the extent that the Immediate Installment Account assets exceed the liabilities arising under the contracts supported by it. This means that, with very limited exceptions, all assets in the Immediate Installment Account attributable to you and that of all other contract owners would receive a priority of payment status over other claims in the event of an insolvency or receivership. See "The Immediate Installment Account" provision.

Assets in the General Account. You are permitted to make allocations to the Guarantee Account, which is part of our General Account. In addition, any guarantees under the contract that exceed your Contract Value, such as those associated with the Guaranteed Minimum Income Payments, are paid from our General Account (not the Variable Account and Immediate Installment Account). Therefore, any amounts that we may pay under the contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We issue other types of insurance policies and financial products as well, such as group variable annuities offered through retirement plans, term and universal life insurance, Medicare supplement insurance, funding agreements, funding agreements backing notes and guaranteed investment contracts ("GICs"), and we also pay our obligations under these products from our assets in the General Account. In the event of an insolvency or receivership, payments we make from our General Account to satisfy claims under the contract would generally receive the same priority as our other policy holder obligations. See "The Guarantee Account" provision.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our General Account to our contract owners. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. In addition, we actively hedge our investments in our General Account, while also requiring contract owners to allocate purchase payments to a prescribed investment option. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our General Account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

The market effects on our investment portfolio has caused us to re-evaluate product offerings. In addition, we've recently added a capital contribution from our parent in the fourth quarter, 2008 to increase our risk based-capital. We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). If you would like a free copy of our financial statements filed on Form 10-K for the year-ended December 31, 2008, call (800) 352-9910 or write to our Home Office at the address listed on page 1 of this prospectus. In addition, our financial statements on Form 10-K for the year-ended December 31, 2008, are available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.genworth.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability.


THE VARIABLE ACCOUNT

We established the Variable Account as a separate investment account on August 19, 1987. The Variable Account may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use the Variable Account to support the contract as well as for other purposes permitted by law.

Currently, only one Subaccount of the Variable Account is available under the contract. The Subaccount invests exclusively in shares of the GE Investments Funds, Inc. -- Total Return Fund. For contracts issued on or after May 1, 2006, the Subaccount invests in the Total Return Fund --Class 3 shares. For contracts issued before May 1, 2006, the Subaccount invests in the Total Return
Fund -- Class 1 shares. Other variable investment options may be available if you are participating in the Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding" provision in this prospectus.

The assets of the Variable Account belong to us. Nonetheless, we do not charge the assets in the Variable Account with liabilities arising out of any other business which we may conduct. The assets of the Variable Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Variable Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Variable Account are credited to or charged against the Variable Account without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered the Variable Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Variable Account meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Variable Account by the SEC. You assume the full investment risk for all amounts you allocate to the Variable Account.

If permitted by law, we may deregister the Variable Account under the 1940 Act in the event registration is no longer required, manage the Variable Account under the direction of a committee, or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

The Subaccount and the Total Return Fund

The Subaccount of the Variable Account offered in the contract invests in shares of the Total Return Fund, which is registered with the SEC under the 1940 Act as an open-end management investment company. GE Investments Funds, Inc. adopted a multiple class plan for the Total Return Fund effective May 1, 2006. Under the multiple class plan, all shares of the Total Return Fund outstanding on May 1, 2006 were redesignated as Class 1 shares and will remain the investment option for the Subaccount for contracts issued before May 1, 2006. For contracts issued on or after May 1, 2006, the Subaccount will invest in Class 3 shares.

Before investing in the contract, carefully read the prospectus for the Total Return Fund along with this prospectus. We summarize the investment objective of the Total Return Fund in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Variable Account. You bear the investment risk of investing in the Total Return Fund.

The investment objective and adviser to the Total Return Fund is as follows:

Investment Objective                                Adviser
-------------------------------------------------------------------------
Seeks the highest total return,         GE Asset Management Incorporated
composed of current income and
capital appreciation, as is consistent
with prudent investment risk.
-------------------------------------------------------------------------

We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death proceeds, surrender proceeds, and partial withdrawals, to make Income Payments, or for other purposes described in the contract. We automatically reinvest all dividend and capital gain distributions of the Total Return Fund in shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to Owners as additional units, but instead reflect them in unit values.

We have entered into an agreement with GE Investments Funds, Inc. (participation agreement) setting forth the terms and conditions pursuant to which we purchase and redeem shares of the Total Return Fund. The discussion that follows reflects the terms of the current agreement. Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold directly to qualified pension and retirement plans. Subject to certain exceptions, GE Investments Funds, Inc. and its principal underwriter may reject any order to purchase shares of any class of the Total Return Fund.

A potential for certain conflicts exists between the interests of Owners and owners of variable life insurance policies issued by us or owners of variable life insurance policies or variable annuity contracts issued by other insurance companies who may invest in the Total Return Fund. A potential for certain conflicts would also exist between the interests of any of these investors and participants in a qualified pension or retirement plan that might invest in the Total Return Fund. To the extent that such classes of investors are invested in the Total Return Fund when a conflict of interest arises that might involve the Fund, one or more such classes of investors could be disadvantaged. GE Investments Funds, Inc. currently does not foresee any such disadvantage to Owners. Nonetheless, the Board of Directors of GE Investments Funds, Inc. monitors the Total Return Fund for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting Owners is determined to exist, we will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, the Subaccount might be required to withdraw its investment in the Total Return Fund and substitute shares of a different mutual fund. This might force the Total Return Fund to sell its portfolio securities at a disadvantageous price.

We have entered into an Administrative Service Agreement with GE Asset Management Incorporated ("GEAM") to compensate us for providing services in the nature of "personal services and/or maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein. GEAM has agreed to pay us an amount equal to 0.076% (for Class 1 shares) and 0.05% (for Class 3 shares) of the average daily net assets of the Variable Account invested in the Total Return Fund on an annual basis. Payments of these amounts is not an additional charge to you by the Total Return Fund or by us, but is paid from GEAM out of its own resources.


With regard to the Total Return Fund -- Class 1 shares, GE Investments Funds, Inc. has adopted an Investor Services Plan (the "Services Plan") pursuant to which the Total Return Fund may compensate us for performing certain investor services specified therein necessary to administer the contracts (including account maintenance, record-keeping, and other administrative services) and to facilitate GE Investments Funds, Inc.'s provision of services to investors in the Total Return Fund -- Class 1 shares. Pursuant to an Investor Services Agreement related to the Services Plan, GE Investments Funds, Inc. pays us for such services at an annual rate not to exceed 0.20% of the average daily net assets of the Total Return Fund attributable to Class 1 shares. The Services Plan and Investor Services Agreement were effective May 1, 2006. We were paid $700,775 for the year-ended December 31, 2008 pursuant to the Services Plan and Investor Services Agreement.

With regard to the Total Return Fund -- Class 3 shares, pursuant to Rule 12b-1 under the 1940 Act, the Board of Directors of GE Investments Funds, Inc. adopted a Distribution and Service (12b-1) Plan (the "Distribution Plan") pursuant to which the Total Return Fund may compensate Capital Brokerage Corporation for performing certain services and incurring certain expenses in promoting and distributing Class 3 shares of the Fund. Pursuant to a distribution agreement between the GE Investment Funds, Inc. and its principal underwriter and an agreement between such principal underwriter and Capital Brokerage Corporation, the Total Return Fund pays Capital Brokerage Corporation for such services at a maximum annual rate of 0.30% of the average daily net assets of the Total Return Fund attributable to Class 3 shares. The Distribution Plan and the related agreements were effective May 1, 2006. Capital Brokerage Corporation was paid $22,764 for the year-ended December 31, 2008 pursuant to the Distribution Plan.


In addition to the asset-based payments for administrative and other services described above, GEAM may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide GEAM with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

Voting Rights

As required by law, we will vote shares of the Total Return Fund held in the Variable Account at special shareholder meetings based on instructions from you. However, if the law changes and we are allowed to vote in our own right, we may elect to do so.

Whenever the Total Return Fund calls a shareholder meeting, Owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Total Return Fund will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

We will vote shares of the Total Return Fund for which no instructions are received (or instructions are not received timely) in the same proportion as those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

This type of voting, often referred to as "proportional voting," permits all Owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

Proportional voting does not require a predetermined number of votes for a quorum and if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the of Total Return Fund.

Changes to the Variable Account and the Subaccount

We reserve the right, within the law, to make additions, deletions and substitutions for the Total Return Fund. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the contract. This substitution might occur if shares of the Total Return Fund should no longer be available, or if investment in the Total Return Fund should become inappropriate for the purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the current investment option, however, we reserve our right to do so should the current investment option become inappropriate to maintain the guarantees under the contract. We will only substitute the current investment with an equity based investment option should we exercise our right to substitute the current investment option in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of GE Investments Funds, Inc., or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax, or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

If permitted by law, we may create new variable accounts; deregister the Variable Account under the 1940 Act in the event such registration is no longer required; manage the Variable Account under the direction of a committee; or combine the Variable Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Variable Account to another separate account.

The Subaccount --  Policies and Procedures

We have not adopted policies and procedures with regard to frequent trading for this product. This product is unique compared to other variable annuity products because it only has one Subaccount investing in one Portfolio and transfers to that Subaccount may only be made at a prescribed period for a prescribed amount.

In order to receive your Guaranteed Minimum Income Payments, you must make all required Scheduled Installments to the Subaccount. Scheduled Installments may only be made on the Monthly Due Date and only in an amount predetermined at the time the contract is issued. You may not transfer assets from the Subaccount to the Immediate Installment Account or the Guarantee Account. See "The
Contract -- Purchase Payments" provision in this prospectus for more information.

The Total Return Fund may refuse Purchase Payments for any reason. In such case, if we cannot make the purchase request on the date of your Scheduled Installment, your Scheduled Installment will be made on the next Valuation Day.

THE GUARANTEE ACCOUNT AND THE IMMEDIATE INSTALLMENT ACCOUNT

The Guarantee Account

Amounts in the Guarantee Account are held in, and are part of, our General Account. The General Account consists of our assets other than those allocated to the Variable Account and our other separate accounts. Subject to statutory authority, we have sole discretion over the investment of assets of the General Account. The assets in the General Account are chargeable with liabilities arising out of any business we may conduct.

Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "1933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in our Guarantee Account nor our General Account are generally subject to regulation under the 1933 Act or the 1940 Act. Disclosures, or lack thereof, relating to the interests in the Guarantee Account and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

We allocate Scheduled Purchase Payments received in advance of the Monthly Due Date to the Guarantee Account. We then will transfer the required amount to fund the Scheduled Installment to the Subaccount as of the Monthly Due Date.

We allocate any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Purchase Payment to the Guarantee Account. We also allocate Flexible Purchase Payments that we receive with insufficient transfer instructions to the Guarantee Account. Insufficient transfer instructions include when you do not tell us whether you want your Flexible Purchase Payment to:

   (1) lower the amount of the Scheduled Purchase Payment you must make each month; or

   (2) completely prepay a certain number or all of your remaining Scheduled Installments.

The Flexible Purchase Payment will remain in the Guarantee Account and earn interest until we receive your instructions concerning the method of transfer. Once we have these instructions, we will establish a schedule of Immediate Installments and transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account. See "The Contract" provision in this prospectus.

We determine the interest rates credited to assets in the Guarantee Account at our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as Purchase Payments or transfers of assets under the contracts. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account. We cannot predict or guarantee the level of interest rates in the future, however, the interest rates credited will be at least the guaranteed interest rate shown in your contract.

The Immediate Installment Account

Due to certain exclusionary provisions of the federal securities laws, we have not registered the Immediate Installment Account as an investment company under the 1940 Act. Accordingly, the Immediate Installment Account is not generally subject to regulation under the 1940 Act. However, we have registered interests in the Immediate Installment Account under the 1933 Act, and disclosures relating to the interests in the Immediate Installment Account are subject to the provisions of that Act.

The Immediate Installment Account is a non-unitized separate account that we have established for the payment of future Immediate Installments. Provided we have sufficient direction from you to do so, we commit to make all future Immediate Installments at the time we accept your Flexible Purchase Payment and place that Flexible Purchase Payment into the Immediate Installment Account. The assets of the Immediate Installment Account equal, at the least, the reserves and other contract liabilities supported by the Immediate Installment Account. Like the Variable Account, but unlike the Guarantee Account, we do not charge the assets in the Immediate Installment Account with liabilities arising out of any other business which we may conduct. The assets of the Immediate Installment Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Immediate Installment Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Immediate Installment Account are credited to or charged against the Immediate Installment Account without regard to the income, gains, or losses arising out of any other business we may conduct.

For each Flexible Purchase Payment allocated to the Immediate Installment Account, we calculate a level monthly interest rate. The level monthly interest rate is the single rate at which the present value of the Immediate Installments generated equals the Flexible Purchase Payment less any premium tax. The level monthly interest rate may be different for each Flexible Purchase Payment made.

We have no specific formula for determining the level monthly interest rate. Our determination may be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as Flexible Purchase Payments under the contract. We will invest these amounts primarily in investment-grade fixed income securities including, but not limited to:

  . securities issued by the U.S. Government or its agencies or instrumentalities -- such securities may or may not be guaranteed by the U.S. Government;

  . debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service;

  . mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Association, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; and

  .  other debt instruments, commercial paper, cash or cash equivalents.

You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Immediate Installment Account. We also will consider other factors in determining the interest we credit on amounts allocated to the Immediate Installment Account including:

  .  regulatory and tax requirements;

  .  sales commissions;

  .  administrative expenses borne by us;

  .  general economic trends; and

  .  competitive factors.

Our management will make the final determination on the interest we credit. We cannot predict or guarantee the level of future interest rates. However, once an interest rate has been declared and your payment is invested in the Immediate Installment Account, that interest rate is guaranteed until the entire amount of that Flexible Purchase Payment has been transferred to the Subaccount through Immediate Installments or withdrawn from the Immediate Installment Account. You may call us at any time to obtain the current rate of interest applied to Flexible Purchase Payments allocated to the Immediate Installment Account. The rate of interest a Flexible Purchase Payment receives will be disclosed on your confirmation statement.

A Market Value Adjustment can increase or decrease the amounts surrendered or partially withdrawn from the Immediate Installment Account depending on current interest rate fluctuations. A Market Value Adjustment is not taken for amounts transferred from the Immediate Installment Account to the Subaccount for purposes of making a Scheduled Installment. When current interest rates are higher than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would reduce the value of the amount distributed. When current interest rates are lower than the interest rate declared for your Flexible Purchase Payment(s), a Market Value Adjustment would increase the value of the amount distributed. Consequently, the Immediate Installment Account Value will vary based on changes in interest rates since the date of your Flexible Purchase Payment, transfers of Immediate Installments and any partial withdrawals from the Immediate Installment Account. See the "Charges and Other Deductions" provision in this prospectus. We do not guarantee the Immediate Installment Account Value. We reserve the right to discontinue offering the Immediate Installment Account at any time and for any reason.

THE CONTRACT

The contract is a scheduled purchase payment variable deferred annuity contract. We describe your rights and benefits below and in the contract. Your contract may differ in certain respects from the description in this prospectus due to variations in state insurance law requirements. Your contract reflects what applies to you.


We discontinued offering the contracts for new sales effective December 31, 2008. Contract owners may continue to make purchase payments in accordance with the terms of their contract and as described in the "Purchase Payments" provision on page 22.


Ownership

As Owner(s), you have all the rights under the contract, subject to the rights of any irrevocable beneficiary. Ownership rights may be restricted by court orders, child support or tax collection actions or other legal proceedings.

Two persons may apply for a contract as Joint Owners. Joint Owners have equal undivided interests in their contract. This means that each may exercise any ownership rights on behalf of the other except ownership changes. Joint Owners also have the right of survivorship. This means if a Joint Owner dies, his or her interest in the contract passes to the surviving Owner. You must have our approval to add a Joint Owner after we issue the contract. Joint Owners added after the Contract Date must be spouses. We may require additional information, such as a copy of your marriage certificate, if Joint Ownership is requested after the Contract Date. During the Annuitant(s)'s life, you can change any non-natural Owner to another non-natural Owner. Changing the non-natural Owner may have negative tax consequences and you should consult a tax adviser before doing so.

Annuitant/Joint Annuitant

An Annuitant must be named. Except for non-natural Owners, an Owner must be an Annuitant. Therefore, if two natural persons are Joint Owners, they must be Joint Annuitants, unless the contract is issued as an IRA. If the contract is issued as an IRA, there may only be one Owner, but there may be Joint Annuitants provided one of the Joint Annuitants is also the Owner. You cannot change the Annuitant(s) without our consent. If any Owner is not a natural person, a Joint Annuitant cannot be added or removed after the contract is issued.

If you purchased this contract with a flexible purchase payment variable deferred annuity contract issued by the Company ("Funding Annuity") pursuant to an Annuity Cross Funding Program, the Owner and Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of this contract, must be the same as the Owner or Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the "Appendix -- Annuity Cross Funding Program" provision of this prospectus.

Assignment

An Owner of a Non-Qualified Contract may assign some or all of his or her rights under the contract as collateral security for a loan. An assignment must occur before the Annuity

Commencement Date and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the Owner and the assignee regarding the proper allocation of contract rights.

Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% loss of the amount included in gross income.

Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect. See the "Federal Income Tax Matters" provision of this prospectus.

Guaranteed Minimum Income Payments

The contract offers you guaranteed periodic annuity benefits that can protect your investment against the adverse results of poor Subaccount performance. If you make all Scheduled Installments on time and pay back the amount of any partial withdrawal received from the Subaccount with interest within one year of the partial withdrawal (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), then we guarantee that no matter how the Subaccount performs, each monthly Income Payment you receive will never be less than the amount of the Guaranteed Minimum Income Payment.

Should you miss a Scheduled Installment, you may still meet the requirements for making Scheduled Installments:

   (1) if you pay any missed Scheduled Installment(s), with interest, within one year of the due date of the missed Scheduled Installment (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued); and

   (2) you make no more than 24 Scheduled Installments over the life of the contract outside of the grace period (within 30 days after the date each Scheduled Installment is due).

Should you fail to meet the conditions listed above, you may still be entitled to reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule under the contract. See the "Guaranteed Minimum Income Payments" provision later in this prospectus for additional information. If you do not meet the conditions listed above, and you are not entitled to reduced Guaranteed Minimum Income Payments under the contract, you can still receive Income Payments on the Annuity Commencement Date, but you will lose your right to the guaranteed minimum.

Purchase Payments

General. Purchase Payments can be Scheduled Purchase Payments or Flexible Purchase Payments. How we allocate these payments depends on your instructions, when we receive the payment and the amount of the payment received. See the "Purchase Payment Allocation Table" in the "Synopsis" provision of this prospectus.

Purchase Payments received will be allocated as follows:

   (1) Any Scheduled Purchase Payment made on or after the Monthly Due Date for purposes of satisfying a Scheduled Installment will be allocated to the Subaccount;

   (2) Any Scheduled Purchase Payment made for purposes of satisfying a Scheduled Installment, but received prior to that installment's Monthly Due Date will be allocated to the Guarantee Account until the Monthly Due Date. On the Monthly Due Date, that Purchase Payment will be transferred to the Subaccount;

   (3) Any Flexible Purchase Payment received that is greater than 6 times the amount of the Scheduled Purchase Payment and accompanied with complete transfer instructions will be allocated to the Immediate Installment Account. If no transfer instructions are received, the payment will be allocated to the Guarantee Account. Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days;

   (4) Any Flexible Purchase Payment received that is equal to or less than 6 times the amount of the Scheduled Installment will be allocated to the Guarantee Account.

If we receive a Flexible Purchase Payment that is in an amount greater than 6 times the amount of the Scheduled Purchase Payment with complete instructions as to how you want the payment transferred to the Subaccount, we will invest your Flexible Purchase Payment in the Immediate Installment Account. Otherwise, we will invest your Flexible Purchase Payment in the Guarantee Account. Once we receive sufficient transfer instructions, as outlined below, we will transfer your Flexible Purchase Payment from the Guarantee Account to the Immediate Installment Account.

Transfer instructions must include direction as to:

   (1) whether the Flexible Purchase Payment is to be used to fully pay some or all of your Scheduled Installments; or

   (2) whether the Flexible Purchase Payment is to be used to lower the amount of some or all of your Scheduled Purchase Payments.

Flexible Purchase Payments received that are equal to or less than 6 times the amount of the Scheduled Purchase Payment will be invested in the Guarantee Account and cannot be transferred to the Immediate Installment Account. Assets in the Guarantee Account, however, can be used to make Scheduled Installments.

Transfers or payments to the Subaccount cannot be greater than the Scheduled Installment amount. Scheduled Installments can be made by:

   (1) Scheduled Purchase Payments;

   (2) Immediate Installments from the Immediate Installment Account;

   (3) transfers from the Guarantee Account;

   (4) transfers from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) a combination of any of the above.

The total Purchase Payments for all contracts issued to any one Owner and/or Annuitant cannot exceed $2,000,000 without our prior approval.

Establishing Scheduled Installments. We determine your right to receive the Guaranteed Minimum Income Payments, in part, by the timely payment of the Scheduled Installments. Scheduled Installments are the monthly investments that you must make to the Subaccount during the Accumulation Period of your contract. You may make Scheduled Installments through a combination of Scheduled Purchase Payments and Flexible Purchase Payments.

We establish the amount and number of your Scheduled Installments when we issue your contract. Once established, the number and amount of the monthly Scheduled Installments cannot be changed. The amount and number of monthly Scheduled Installments depends in part on the amount of Guaranteed Minimum Income Payments and the Annuity Commencement Date you request at the time of application.

Guaranteed Minimum Income Payments and Amount of Scheduled Installments. The Guaranteed Minimum Income Payment is the minimum monthly Income Payment we promise to pay beginning on the Annuity Commencement Date (the Annuity Commencement Date must be selected at the time of application and must be a date at least 10 years from the date the contract is issued) and continuing for the lifetime of the Annuitant(s) (or, if such Annuitant(s) dies before the end of a certain stated number of years, for that number of years) provided you have met the conditions necessary to receive the payments.

In the event that an Owner marries after we issue the contract, upon our approval, he or she may add their spouse as a Joint Owner and/or Joint Annuitant before the Annuity Commencement Date. If we approve the change, the amount and duration of your Scheduled Installments will not change; however, we will reduce the amount of your Guaranteed Minimum Income Payments because we expect to make such payments for a longer period of time (i.e., until the death of the last surviving spouse). The Guaranteed Minimum Income Payments will be reduced as if the spousal Joint Owner was added to the contract on the Contract Date. In addition, if you purchased this contract pursuant to an Annuity Cross Funding Program, the Owner, Joint Owner (if applicable), Annuitant, and Joint Annuitant (if applicable) of this contract, must be the same as the Owner, Joint Owner (if applicable), Annuitant and Joint Annuitant (if applicable) of the Funding Annuity. See the "Appendix -- Annuity Cross Funding" provision in this prospectus.

When you apply for a contract, your application must provide us with:

  . the Annuity Commencement Date (which may not be changed after the contract is issued);

  .  the age (and for Non-Qualified Contracts, the gender) of the Annuitant(s);

  . the Accumulation Period (the Accumulation Period must be at least 10 years);

  . the minimum number of years (between 10 and 50, in five year increments) for which you would like Income Payments to be made; and

  .  one of the following items of information:

    -- the amount of the Guaranteed Minimum Income Payment you want; or

    -- how much you want to pay in Scheduled Purchase Payments and/or Flexible
       Purchase Payments.

With either item of information, we can determine the other item.

You may not change your Annuity Commencement Date after your contract is issued. Your Annuity Commencement Date must be at least 10 years from the date the contract is issued.

When we compute the amount of your Guaranteed Minimum Income Payments that your Scheduled Installments purchase, we consider a number of factors, including:

  .  expected mortality;

  .  persistency;

  .  length of Accumulation Period;

  .  length of certain period;

  .  expected investment performance; and

  .  length of maintenance, acquisition and distribution expenses.

Most of these factors may vary from one Owner and/or one market to another. Of the factors listed, the ones most likely to vary by market are: expected mortality, expected persistency, as well as acquisition and distribution expenses.

Mortality is dependent on many things, including age, gender, occupation, smoking status, socio-economic status, marital status, place of residence, etc. Age and gender are expressly reflected in the calculation of the Guaranteed Minimum Income Payment.

Persistency is also (or can be) impacted by age, occupation, socio-economic status, marital status, whether a Flexible Purchase Payment has been made, etc. Persistency is not directly used in the calculation of the Guaranteed Minimum Income Payment but is an important consideration in the pricing process that determines the level of Guaranteed Minimum Income Payment we can offer.

Acquisition and distribution expenses vary by the market in which the contract is sold, e.g. a group sale generally has lower distribution costs per dollar of Purchase Payment than an equivalent number of individual sales. Distribution expenses are not directly reflected in the calculation of the Guaranteed Minimum Income Payment but are an important consideration in the pricing process.

We will not necessarily reflect any or all of these factors in determining the Guaranteed Minimum Income Payment formula for a given market. We reserve the right to recognize the impact of these differences should we sell into markets where one or more of the factors is present.

Once your contract is issued and your Guaranteed Minimum Income Payments determined, the amount and number of Scheduled Installments determined necessary to obtain your Guaranteed Minimum Income Payments will not change.

See the "Guaranteed Minimum Income Payments" section of this prospectus.

Making Scheduled Installments. You must make Scheduled Installments on the Monthly Due Date. For contracts issued on or after May 1, 2006, the minimum monthly Scheduled Installment is $250. For contracts issued prior to May 1, 2006, the minimum monthly Scheduled Installment is $100. You may make Scheduled Installments to the Subaccount in one of the following ways:

   (1) by transferring assets from the Guarantee Account;

   (2) by transferring assets from the Immediate Installment Account;

   (3) by making Scheduled Purchase Payments when due;

   (4) by transferring assets from another flexible purchase payment variable deferred annuity contract issued by Genworth Life and Annuity Insurance Company or one of its affiliated companies pursuant to an approved Annuity Cross Funding Program (not available for contracts issued on or after August 17, 2004); or

   (5) by any combination of the above.

The amount of your Scheduled Purchase Payments will vary based on whether an Immediate Installment is being transferred to the Subaccount. For any month, an Immediate Installment will decrease or eliminate the amount of a Scheduled Purchase Payment that would have been required had there not been an Immediate Installment.

We allocate a Scheduled Purchase Payment received before its Monthly Due Date to the Guarantee Account. We will transfer that early payment from the Guarantee Account to the Subaccount on the Monthly Due Date. In the event that we do not receive your Scheduled Purchase Payment on or before its

Monthly Due Date, we will use any Guarantee Account Value to make up the missed Scheduled Purchase Payment. If the Guarantee Account Value is insufficient for this purpose and the 30-day grace period has expired, then that Scheduled Installment is considered missed.

Transfers cannot be made to the Subaccount at any time other than on the Monthly Due Date. Therefore, this product due to its design and one available Subaccount will not permit frequent transfers among investment options.

Grace Period

The contract permits a 30-day grace period for the payment of each Scheduled Installment. This grace period begins the day after the Monthly Due Date for the Scheduled Installment. If the Scheduled Installment remains in default past the end of the grace period an interest rate at an effective annual rate of 6% will be charged to all outstanding amounts. If the Scheduled Installment(s) remains in default past 12 months from the original due date, you will lose the right to Guaranteed Minimum Income Payments, unless you meet the requirements for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule.

Reinstatement

We will notify you of any delinquent payments on subsequent billing notices. In addition, if more than 9 months have passed from the date of the missed Scheduled Installment, we will send you a written notice once per month, up to the 12th month, that you are in danger of forfeiting your right to the Guaranteed Minimum Income Payments. You may reinstate your right to the Guaranteed Minimum Income Payment by paying the missed Scheduled
Installment(s), or the missing portion thereof, within the earlier of:

   (1) one year of its Monthly Due Date; or

   (2) the Annuity Commencement Date.

You also must pay us the missed Scheduled Installment(s), as well as interest at an annual rate of 6%. Interest accrues from the date of the end of the grace period for the missed Scheduled Installment(s) (or portion thereof) until the date of the next Monthly Due Date following the receipt of the payment. We will notify you of the exact amount you owe.

We allocate Purchase Payments for the missed portion of the Scheduled Installments to the Subaccount as of the Valuation Day that we receive them.

We apply Purchase Payments representing less than the full amount owed in connection with a missed Scheduled Installment in the following order:

   (1) to the missed portion of the Scheduled Installment;

   (2) amounts due for any riders; and then

   (3) interest on any missed Scheduled Installment(s).

If more than one Scheduled Installment is missed, we apply any Purchase Payment you make to pay the most recently missed Scheduled Installment (or portion thereof). We will reinstate your right to receive full Guaranteed Minimum Income Payments only after you have paid us all of your missed Scheduled Installments, including any interest you owe. To retain your right to full Guaranteed Minimum Income Payments, you may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. If you fail to pay any Scheduled Installment, with any interest that is charged on it within one year from its Monthly Due Date (but not later than the Annuity Commencement Date which must be a date at least 10 years from the date the contract is issued), you forfeit your right to receive the Guaranteed Minimum Income Payments and you cannot reinstate it, (but may still be eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract). See the "Guaranteed Minimum Income Payments" section in this prospectus.

Scheduled Purchase Payments

When we issue a contract, and whenever we allocate a Flexible Purchase Payment to the Immediate Installment Account, we will send you a new contract data page which includes your revised schedule of Scheduled Purchase Payments. Thus, month-by-month, Scheduled Purchase Payments always equal the difference between Scheduled Installments and Immediate Installments. The minimum Scheduled Purchase Payment is $25.00.

You may make Scheduled Purchase Payments through automatic transfers from your bank account (i.e., electronic fund transfers). Doing this helps ensure that you will make your Scheduled Purchase Payments on the Monthly Due Date.

Flexible Purchase Payments and Immediate Installments

You also may make your Scheduled Installments through Flexible Purchase Payments. Flexible Purchase Payments received on or before the Contract Date will be allocated to the Immediate Installment Account. For Flexible Purchase Payments received after the Contract Date in amounts greater than 6 Scheduled Purchase Payments (computed as of the date that we receive the Flexible Purchase Payment), we will allocate such payments to the Immediate Installment Account, provided we have sufficient transfer instructions as outlined in the "Purchase Payment" provision in this prospectus. We will allocate Flexible Purchase Payments received after the Contract Date to the Guarantee Account for Flexible Purchase Payments that are equal to or less than 6 times the Scheduled Purchase Payments, or for those Flexible Purchase Payments that are greater than 6 times the Scheduled Purchase Payments, but not accompanied by sufficient transfer instructions.

We use Flexible Purchase Payments allocated to the Immediate Installment Account to "fund" or generate a series of monthly Immediate Installments that we transfer to the Subaccount on each Monthly Due Date to "pay" all or part of the Scheduled Installments. See the "Purchase Payment Allocation Table" later in this provision. Immediate Installments have the effect of reducing or eliminating the required Scheduled Purchase Payments for all or part of the Accumulation Period, depending on the method you select for the installments. Each Flexible Purchase Payment supports a separate series of Immediate Installments, with each series having a starting date and an ending date. The starting date is generally the Monthly Due Date following the allocation of the payment to the Immediate Installment Account and the ending date depends on the Immediate Installment method you select. However, if you elect one of our optional riders, Flexible Purchase Payments must end on the earlier of the Annuity Commencement Date or age 65 of the covered Annuitant.

For each series of Immediate Installments, each monthly installment must be the same amount. For any Flexible Purchase Payment, the fewer the number of Immediate Installments, the larger such Installments can be. Conversely, the smaller each Immediate Installment, the greater the number of installments that the Flexible Purchase Payment can support. Since Immediate Installments may be transferred only on the Monthly Due Date, a greater number of installments translates into a longer portion of the Accumulation Period over which such Installments are made. Thus, you may use a Flexible Purchase Payment to eliminate a number of Scheduled Installments or to "buy down" the amount of some greater number of Scheduled Purchase Payments. Exactly how much you can eliminate or "buy down" depends on the amount of the Flexible Purchase Payment, the rate of interest that we credit to the Immediate Installment Account Value as determined on the date of purchase and the number of installments.

We compute the series of installments for each Flexible Purchase Payment allocated to the Immediate Installment Account by crediting interest at a rate that we determine for each Flexible Purchase Payment at the time that you make the Flexible Purchase Payment. Using that interest rate and knowing either the amount of the installments or the number of installments you want, we determine the amount and number of the installments. Your Immediate Installments reflect interest that is credited each month on a declining balance as Immediate Installments are transferred to the Subaccount. For example, assume that you want 120 installments (i.e., ten years of installments) from your Flexible Purchase Payment beginning immediately. We calculate a level installment to be transferred each month. This installment is the amount that will result in the Flexible Purchase Payment (net of any applicable premium tax), and all interest earned, being completely transferred to the Subaccount by the end of the 10 years.

We will return the portion of any Flexible Purchase Payment that is more than the amount needed to pay all future Scheduled Installments within 7 days of receipt. The total Purchase Payments for all contracts issued to any one Owner cannot exceed $2,000,000 without our prior approval.

Allocation of Purchase Payments

We allocate Scheduled Purchase Payments received on the Monthly Due Date, as well as any payments past due that we receive, directly to the Subaccount on the Valuation Day we receive such payment. We allocate any Scheduled Purchase Payment we receive before the Monthly Due Date to the Guarantee Account, and transfer that payment to the Subaccount as of the Monthly Due Date. We allocate Flexible Purchase Payments that are received in an amount greater than 6 Scheduled Purchase Payments directly to the Immediate Installment Account, provided we have sufficient transfer instructions to determine a payment method for your Immediate Installments. If we do not receive sufficient transfer instructions, we will allocate that Flexible Purchase Payment to the Guarantee Account until we receive sufficient instructions. In addition, any Flexible Purchase Payment received that is equal to or less than 6 Scheduled Purchase Payments will be directed to the Guarantee Account.

Purchase Payment Allocation Table


Type of Payment   When Received    Where Allocated
---------------------------------------------------
Scheduled        Monthly Due Date  Subaccount
Purchase
Payment or
portion thereof
---------------------------------------------------
Scheduled        Before Monthly    Guarantee
Purchase         Due Date          Account
Payment or
portion thereof
---------------------------------------------------


 Type of Payment     When Received     Where Allocated
--------------------------------------------------------
Scheduled          After Monthly Due  Subaccount for
Purchase           Date               any past due
Payment or                            Scheduled
portion thereof                       Installment, then
                                      Guarantee
                                      Account for
                                      remainder
--------------------------------------------------------
Flexible Purchase  On or After        Immediate
Payment that is    Contract Date      Installment
greater than 6                        Account
Scheduled
Purchase
Payments with
instructions
--------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account until
greater than 6                        instructions
Scheduled                             received, then
Purchase                              transferred to
Payments without                      Immediate
instructions                          Installment
                                      Account
--------------------------------------------------------
Flexible Purchase  On or After        Guarantee
Payment that is    Contract Date      Account
equal to or less
than 6 Scheduled
Purchase
Payments
--------------------------------------------------------

Should the payment received exceed the amount required to make all remaining Scheduled Installments, the excess amount will be returned to the Owner within 7 days.

Optional Riders

To reduce the risk that unforeseen events could leave you without the resources to make Scheduled Purchase Payments, we offer three optional riders that you may purchase at contract issue or on a contract anniversary (provided that you remain eligible to receive Guaranteed Minimum Income Payments). Under each of these riders, we will waive all or a portion of the Scheduled Purchase Payments due during the periods specified in each rider. These riders are not available to fully funded contracts or to contracts issued through an approved Annuity Cross Funding Program. See the "Appendix -- Annuity Cross Funding Program" provision for more information.

When you apply for an Optional Rider, you tell us how much of a Scheduled Purchase Payment you would like us to waive. Owners and Joint Owners may designate any combination of percentages as long as such percentages are in whole numbers and equal 100%. Once a percentage of Scheduled Purchase Payments waived has been designated, it cannot be changed. The available riders are:

  . Disability Benefit Rider -- This rider provides that, during the life of the covered Annuitant, should the covered Annuitant become totally disabled (as defined in the rider), all or a portion of the Scheduled Purchase Payments due during the period of total disability will be waived. Also, we will waive all or a portion of Purchase Payments for other riders due during the period of total disability for the period we waive Scheduled Purchase Payments. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes disabled. For instance, if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes totally disabled, as defined by the rider, AND the husband is the covered Annuitant, then we will waive 60% of the Scheduled Purchase Payment. We will calculate the Monthly Income Benefit and Death Benefit under the contract as if you had paid the waived Scheduled Purchase Payment when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract.

     We will credit the disability benefit provided under this rider on each Monthly Due Date during a period beginning from the date of total disability to the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the covered Annuitant's recovery from total disability; and

      (5) the covered Annuitant's death.

     Benefits take effect only after 90 days of continuous total disability. Once satisfactory proof of disability is received at our Home Office and benefits take effect, we will waive Scheduled Purchase Payments missed during the 90 day period and will reapply any Scheduled Purchase Payments you made during that period to the Guarantee Account. If the claim is denied and Scheduled Purchase Payments have not been made, the Scheduled Installments will be considered missed and will need to be made in accordance with the "Guaranteed Minimum Income Payments" provision in this prospectus in order to maintain your right to Guaranteed Minimum Income Payments on the Annuity Commencement Date.

  . Unemployment Benefit Rider -- This rider provides that if the covered Annuitant becomes involuntarily unemployed, all or a portion of the Scheduled Purchase Payments due during the period of unemployment (up to a maximum of one year per five-year period -- the "benefit period") will be waived. Also, we will waive all or a portion of Purchase Payments required for other riders due during the period we waive the Scheduled Purchase Payments for the Unemployment Benefit Rider. Portions of a Scheduled Purchase Payment may be waived in cases of Joint Owners/Joint Annuitants where one spouse becomes unemployed. For instance if the husband is covered for 60% of a Scheduled Purchase Payment and he becomes unemployed and the husband is the covered Annuitant, we will waive 60% of the Scheduled Purchase Payment.

     To receive this benefit:

      (1) the covered Annuitant must be receiving state unemployment benefits for at least 90 consecutive days;

      (2) the rider must be in effect for one year; and

      (3) we must receive satisfactory proof of unemployment at our Home Office.

     Satisfactory proof of unemployment consists of a letter from the appropriate state government department responsible for administering unemployment benefits.

     Benefits will be covered for only one benefit period during any five-year period. We will consider a period of unemployment as a continuation of the previous benefit period if:

      (1) the unemployment occurs within 30 days of the end of a benefit period; and

      (2) the full year of the benefit period has not been completed.

     If the covered Annuitant becomes unemployed during the first contract year, we will waive Scheduled Purchase Payments beginning on the next contract anniversary if:

      (1) the covered Annuitant has been receiving state unemployment benefits for at least 90 consecutive days; and

      (2) the period of unemployment continues through the date the rider has been in effect for one year.

     Although the maximum benefit period is one year, the benefit period will not continue beyond the earliest of:

      (1) the contract anniversary on or next following the covered Annuitant's 65th birthday;

      (2) the Annuity Commencement Date;

      (3) the contract surrender date;

      (4) the Monthly Due Date after we receive your request to end the rider;

      (5) the loss of state unemployment benefits; and

      (6) the covered Annuitant's death.

     If the benefit provided by this rider ends before the Annuity Commencement Date, you must resume making Scheduled Purchase Payments in order to keep your right to Guaranteed Minimum Income Payments in effect.

     We will not credit the benefits provided by this rider if the unemployment is:

      (1) voluntary;

      (2) caused by a self-inflicted injury; or

      (3) the result of being in prison for a period exceeding 90 days.

     The waiver of Scheduled Purchase Payments provided by this rider will not increase your Surrender Value prior to the Annuity Commencement Date. However, we will calculate the Monthly Income Benefit and the Death Benefit available under the contract as if you had paid the Scheduled Purchase Payment when due.

  . Joint Annuitant Life Rider -- This rider is only available for spouses. This rider provides that if a covered Joint Annuitant dies, all or a portion of the Scheduled Purchase Payments will be waived. Portions of Scheduled Purchase Payments are waived in cases of Joint Owners/Joint Annuitants where one spouse dies. For example, if a husband is covered for 60% of the monthly Scheduled Purchase Payment and he passes away, then we will waive 60% of the Scheduled Purchase Payment from the date of the husband's death until the Annuity Commencement Date. We will calculate the Monthly Income Benefit and Death Benefit under this contract as if the Scheduled Purchase Payments waived had been paid when due. However, the waived Scheduled Purchase Payments do not increase the Surrender Value of the contract. If you surrender the contract, the Monthly Income Benefit and the Death Benefit associated with the waived Scheduled Purchase Payments will remain in effect.

     Benefits under this rider will be covered from the date of the covered Annuitant's death until the earlier of:

      (1) the contract anniversary on or next following the surviving Joint Annuitant's 65th birthday; and

      (2) the Annuity Commencement Date.

The charges for the optional riders are in addition to your Scheduled Purchase Payments. The amount paid for the optional riders is taken prior to the allocation of any assets to any account. The riders and your contract's data pages provide more detailed information about the riders including certain conditions and limitations. The riders may not be available to Qualified Contracts, available in all states, or available in all markets.

Valuation Day and Valuation Period

We will value Accumulation Units and Annuity Units once daily at the close of regular trading (currently, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open except for on days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

Valuation of Accumulation Units

Upon allocation or transfer to the Subaccount, we convert payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the dollar amount directed to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which the Scheduled Purchase Payment or Immediate Installment is invested in the Subaccount. Therefore, Scheduled Purchase Payments allocated or Immediate Installments transferred to the Subaccount increase the number of Accumulation Units credited to the contract.

Partial withdrawals, surrenders, payment of a Death Benefit, and the application of Subaccount Value to acquire Monthly Income Payments on the Annuity Commencement Date all result in the cancellation of an appropriate number of Accumulation Units. We cancel Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions relating to the event.

The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Total Return Fund from one Valuation Period to the next, adjusted for the daily deduction of the administrative expense and mortality and expense risk charges from assets in the Subaccount. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution, so that the unit value is not impacted. Also, if we take into account a charge or credit for any reserved taxes, which we determine to have resulted from the operations of the Subaccount.

The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Total Return Fund because of the deduction of Variable Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period.

SURRENDER AND PARTIAL WITHDRAWALS

We will allow you to surrender your contract or withdraw a portion of your Contract Value, at any time before the Annuity Commencement Date upon your written request, subject to the conditions set forth below.

Partial withdrawals must be at least $100. A partial withdrawal or surrender is effective as of the Valuation Day we receive your request at our Home Office in a form acceptable to us. Unless you request otherwise, we will take any partial withdrawal:

   (1) first from the Guarantee Account;

   (2) then from the Immediate Installment Account; and

   (3) finally from the Subaccount.

You may need to make Scheduled Purchase Payments when you otherwise would not have to, if you had taken partial withdrawals from the Guarantee Account and/or the Immediate Installment Account and the amounts remaining in such accounts are insufficient to fully make your Scheduled Installments.

Partial withdrawals and surrender may be subject to surrender and/or access charges and a Market Value Adjustment. When taking a partial withdrawal, any applicable surrender charge, access charge, Market Value Adjustment and/or any applicable premium tax will be taken from the amount withdrawn. See the "Charges and Other Deductions" provision in this prospectus. A partial withdrawal may also reduce the amount of your Death Benefit. See "The Death Benefit" provision in this prospectus.

You may elect to surrender your contract at any time after the issue date and receive a lump sum payment, subject to a surrender charge, any access charge and a Market Value Adjustment, if applicable. After 12 months from the date the contract is issued, you may surrender your contract and elect one of the Optional Payment Plans. If you elect to surrender your contract, a surrender charge and any applicable access and Market Value Adjustment will be assessed unless you elect Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years) or Optional Payment Plan 5. Your surrender charges will be waived if you surrender your contract and apply the assets to Optional Payment Plan 1, Optional Payment 2 (with a period certain of 10 or more years) or Optional Payment Plan 5, however, you may still be subject to a Market Value Adjustment if you have assets allocated to the Immediate Installment Account at the time of surrender. If you elect to surrender your contract and apply the assets to any Optional Payment Plan, you will lose all rights to Guaranteed Minimum Income Payments under the contract. We will calculate any Surrender Value as of the Valuation Day your request for surrender is received at our Home Office.

You may also surrender your contract on the Annuity Commencement Date (which must be a date at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to the Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

We will delay making a payment if:

   (1) the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed;

   (2) on nationally recognized holidays, trading is restricted by the New York Stock Exchange;

   (3) an emergency exists making the disposal or valuation of securities held in the Variable Account impracticable; or

   (4) the SEC by order permits postponement of payment to protect our Owners.

Rules and regulations of the SEC may prescribe as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since Owners will not have access to their account.

In addition, we are required by state law to reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for partial withdrawals and surrenders for up to six months from the date we receive your payment request. See the "Requesting Payments" provision of this prospectus for more information on circumstances in which we may delay making payments under the contract.

Partial withdrawals and surrender may be subject to ordinary income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. A surrender or a partial withdrawal may also be subject to income tax withholding. See the "Federal Income Tax Matters" provision in this prospectus.

Telephone Withdrawals. You may take partial withdrawals under your contract by writing us in a form acceptable to us, or calling us provided we received your prior written authorization to take partial withdrawals over the telephone at our Home Office. You only can surrender your contract by writing our Home Office.

We will employ reasonable procedures to confirm that instructions we receive are genuine. Such procedures may include, among others:

  . requiring you or a third party you authorized to provide some form of personal identification before we act on the telephone instructions;

  . confirming the telephone transaction in writing to you or a third party you authorized; and/or

  .  tape-recording telephone instructions.

If we do not follow reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to limit or prohibit telephone withdrawals.

To request a telephone withdrawal, please call us at 800.352.9910.

Special Note on Reliability. Please note that our telephone system may not always be available. Any telephone system, whether it is ours, yours, your service provider's or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Home Office at the address listed on page 2 of this prospectus.

Repayment of Partial Withdrawals of Subaccount Value. To remain eligible to receive Guaranteed Minimum Income Payments (or partial Guaranteed Minimum Income Payments if you are eligible for reduced Guaranteed Minimum Income Payments pursuant to a vesting schedule in accordance with the terms of your contract), you must repay the amount of any partial withdrawal received from the Subaccount plus any applicable interest on the amount received within one year from the date of the partial withdrawal, but no later than the Annuity Commencement Date (such date must be a date at least 10 years from the date the contract is issued). If the repayment is not made by the Monthly Due Date next following the date of the partial withdrawal, we will charge you interest at an effective annual rate of 6% on the total amount withdrawn from the Subaccount.

It is important to understand that, because surrender charges may apply, the amount you receive from the Subaccount may not be the same as the amount we withdraw from the Subaccount. You must repay the amount you received from the Subaccount, plus interest and any premium taxes paid on the partial withdrawal. Therefore, the amount you repay includes:

  .  the amount you receive from the Subaccount; plus

  . interest we assess on the amount withdrawn from the date of the partial withdrawal until the date of repayment; plus

  . the amount of any premium taxes assessed on amounts withdrawn from the Subaccount.

We allocate any repayment (after deducting for interest) to the Subaccount as of the date we receive it. When you repay the amount of each partial withdrawal from the Subaccount within 12 months of the partial withdrawal, we will reimburse the Subaccount in the amount of the surrender charge taken for the repaid amount. The reimbursed amount will come from the assets of our General Account. Such amounts will be allocated to the Subaccount on the same Valuation Day your repayment of the partial withdrawal is received.

You should consult your tax adviser concerning repayments as we consider repayments after deducting interest charges to be new Purchase Payments for tax purposes (i.e., if the repayment is withdrawn again, that partial withdrawal will be taxed). In addition, taking a partial withdrawal may subject you to an ordinary income tax, AND a 10% IRS penalty tax if you are younger than age
59 1/2 at the time the partial withdrawal is taken. You may be subject to the income tax and penalty tax EVEN IF YOU REPAY ALL AMOUNTS OUTSTANDING. Consequently, it is very important that you consult your tax adviser prior to taking any partial withdrawals.

If you take multiple partial withdrawals, we will apply repayments to the most recent partial withdrawal first.

Partial withdrawals from the Guarantee Account and the Immediate Installment Account do not have to be repaid to maintain your right to Guaranteed Minimum Income Payments. Generally, taking partial withdrawals from the Guarantee Account or Immediate Installment Account will not affect your right to receive Guaranteed Minimum Income Payments. However taking partial withdrawals from the Guarantee Account or Immediate Installment Account may require you to make Scheduled Purchase Payments (or higher Scheduled Purchase Payments). If such Scheduled Purchase Payments are not made, you could lose your right to receive the Guaranteed Minimum Income Payments.

Surrender Value. The amount payable on surrender of the contract is the Surrender Value as of the date we receive your surrender request in a form acceptable to us. The Surrender Value equals the Contract Value on the Valuation Day we receive your request, less any applicable surrender charge, access charge, and any applicable premium tax charge. We will pay the Surrender Value in a lump sum, unless you elect one of the Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus. We may waive surrender charges and access charges upon surrender if you elect certain Optional Payment Plans. See the "Charges and Other Deductions" provision in this prospectus.

CHARGES AND OTHER DEDUCTIONS

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts, including the surrender charge and access charge, if applicable. See below and the "Sales of the Contract" provision in this prospectus.

We will deduct the charges described below to cover our costs and expenses, the services provided, and our risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

  .  processing applications for and issuing the contracts;

  .  maintaining records;

  .  monthly billing and electronic fund transfer transactions;

  .  administering Income Payments;

  . furnishing accounting and valuation services (including the calculation and monitoring of daily Subaccount values);

  .  reconciling and depositing cash receipts;


  .  providing tax forms;


  .  providing contract confirmations and periodic statements;

  .  maintaining an internet service site; and

  .  furnishing telephone and internet transaction services.

The risks we assume include:

  . the risk that the Guaranteed Minimum Income Payments will exceed the calculated variable Income Payments;

  .  the risk that the Death Benefit will be greater than the Surrender Value;

  . the risk that Annuitant(s) will live longer than we assumed in calculating the contract guarantees (these guarantees are incorporated in the contract and cannot be changed); and

  . the risk that our costs in providing the services will exceed our revenues from contract charges (which cannot be changed).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits stated in the contract. For example, surrender charges we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

Surrender Charges, Access Charges, and Market Value Adjustments

We may assess a surrender charge (on payments allocated to the Subaccount and the Guarantee Account) or an access charge (on payments allocated to the Immediate Installment Account) on partial withdrawals of Contract Value or surrender of the Contract. We will also apply a Market Value Adjustment to determine the Immediate Installment Account Value available for partial withdrawal from the Immediate Installment Account or full surrender of the contract.

Unless we receive other instructions, we will first withdraw amounts from:

   (1) the Guarantee Account; then

   (2) from the Immediate Installment Account; and finally

   (3) from the Subaccount.

We will deduct any surrender charge and access charge from the amounts you withdraw.

Surrender Charge from assets in the Subaccount and the Guarantee Account. The surrender charge for amounts partially withdrawn or surrendered from the Subaccount and/or the Guarantee Account is a percentage of the lesser of:

   (1) Scheduled Installments made to date and not previously withdrawn (partial withdrawals repaid within 12 months are not considered withdrawals for purposes of the surrender charge calculation); and

   (2) the amount withdrawn.

The surrender charge percentage is as follows:

                       Surrender Charge
                     (as a percentage of
                        the lesser of
                    Scheduled Installments
  Contract Year      made to date and not
in which Surrender   previously withdrawn
   or Partial           and the amount
Withdrawal is Made        withdrawn)
------------------------------------------
        1                     9%
        2                     8%
        3                     7%
        4                     6%
        5                     5%
        6                     4%
        7                     3%
        8                     2%
   9 and after                1%
------------------------------------------

Examples:

 Assuming:

  .  you have made Purchase Payments of $18,000;

  . your Contract Value is $20,000 ($17,000 in the Subaccount and $3,000 in the Guarantee Account), $15,000 of which is from Scheduled Installments;

  .  you have no value in the Immediate Installment Account;

  .  you request a partial withdrawal of $10,000 in Contract Year 5; and

  .  you are not eligible for reduced Guaranteed Minimum Income Payments.

 Your surrender charge will be $500 (the lesser of 5% of $10,000 and 5% of $15,000). We take the partial withdrawal from the Guarantee Account ($3,000) and from the Subaccount ($7,000). You will receive a net check of $9,500 assuming there are no premium taxes or income taxes withheld. To reinstate your Guaranteed Minimum Income Payment you must repay the $6,650 to the Subaccount within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $6,650 received) within 12 months of the partial withdrawal.

The following chart depicts the partial withdrawal.

                                               Account
                                ------------------------------------
                                              Guarantee
                                 Subaccount    Account      Total
---------------------------------------------------------------------
Beginning Contract Value        $     17,000   $3,000   $     20,000
---------------------------------------------------------------------
Amount Withdrawn                $      7,000   $3,000   $     10,000
---------------------------------------------------------------------
Remaining Contract Value        $     10,000   $    0   $     10,000
---------------------------------------------------------------------
Surrender Charge                $       (350)  $ (150)  $       (500)
---------------------------------------------------------------------
Net Amount Paid to You          $      6,650   $2,850   $      9,500
---------------------------------------------------------------------
Amount to Reinstate Guaranteed
 Minimum Income Payment         $      6,650            $      6,650
 (+ Interest)                    (+ interest)  $    0    (+ interest)
---------------------------------------------------------------------
Amount We Add to the
 Subaccount                     $        350   $    0   $        350
---------------------------------------------------------------------
Account Value After Repayment*  $     17,000   $    0   $     17,000
---------------------------------------------------------------------

*Assuming no growth in the Subaccount.

 However, if you withdraw $17,000, your surrender charge will be $750 (5% of $15,000). The remaining value in the Guarantee Account is $0 and the remaining value in the Subaccount is $3,000. You will receive a net check of $16,250 assuming there are no premium taxes or income taxes withheld. To reinstate your right to Guaranteed Minimum Income Payments you must repay to the Subaccount $13,400 within 12 months of the partial withdrawal. In addition, you must pay interest to us (assessed on the $13,400 received) within 12 months of the partial withdrawal.

 You will not be assessed a surrender charge on any amounts withdrawn greater than the amount of Scheduled Installments made.

Current market conditions may affect the impact of the surrender charges on your contract.

 Assuming the amount of Scheduled Installments made to date equals $10,000, your Contract Value equals $20,000, and you fully surrender your contract in the third Contract Year, we would assess a surrender charge of $700 (7% of $10,000) with a net check to you of $19,300 assuming there are no premium taxes or income taxes withheld. However, if there is a market decline so your Contract Value is $9,000, and you request a full surrender, we would assess a surrender charge of $630 (the lesser of 7% of $9,000 and 7% of $10,000) with a net check to you of $8,370 assuming there are no premium taxes or income taxes withheld.

We apply a Market Value Adjustment to any Death Benefit, surrender, or partial withdrawal paid from the Immediate Installment Account. We will also deduct an access charge from your partial withdrawal or surrender, but not from any amount paid as a Death Benefit.

We treat a partial withdrawal or surrender of Contract Value from the Immediate Installment Account as a proportional withdrawal or surrender of each of the remaining future Immediate Installments. We also assess an access charge on amounts you surrender or partially withdraw from the Immediate Installment Account. This charge is a percentage of the Immediate Installment Account Value withdrawn.

The concept of calculating a Market Value Adjustment on the Immediate Installment Account is different from many other Market Value Adjustment calculations. Unlike traditional Market Value Adjustments where the present account value is known, here we know the future value of the Immediate Installments and we need to calculate the present value. Therefore, we must determine the present value before we can determine what you receive upon surrender or partial withdrawal.

First, we use the interest rate in effect when you made your Flexible Purchase Payment into the Immediate Installment Account to discount each future Immediate Installment back to its present book value. We then sum all of these present values to calculate the value, before the application of any Market Value Adjustment.

Next, we determine your Immediate Installment Account Value by applying the Market Value Adjustment. We calculate the Market Value Adjustment factor separately for each Immediate Installment. The Market Value Adjustment for each Immediate Installment is equal to the present book value of that installment times the Market Value Adjustment factor for that installment. The Market Value Adjustment factor is:

                          ((1 + i) / (1 + j))/n/ - 1
where:

n     =  the number of months until the Immediate
         Installment for a particular Flexible Purchase
         Payment will be transferred to the Subaccount
i     =  the original interest rate we used for the Immediate
         Installment when you made the Flexible Purchase
         Payment to the Immediate Installment Account
j     =  the current interest rate we use for a new Flexible
         Purchase Payment of (m/12) years that we currently
         make available for the Immediate Installment
         Account ((m/12) is rounded up to a whole number of
         years)
m     =  the number of months until the last Immediate
         Installment for that Flexible Purchase Payment will
         be transferred to the Subaccount

The total Market Value Adjustment for the contract is the sum of each Market Value Adjustment calculated for each Immediate Installment. The Immediate Installment Account Value is the sum of the present book value of each Immediate Installment plus the total Market Value Adjustment for the contract. Two examples of how the Market Value Adjustment would work follow.

Examples:

Example 1


           Example of Withdrawal from Immediate Installment Account

 Assuming:

  . At issue, you made a Flexible Purchase Payment with transfers of $645 for 264 months;

  . On the first contract anniversary, you made a Flexible Purchase Payment with transfers of $90 for 72 months;

  . Your value (before the application of any Market Value Adjustment) in the Immediate Installment Account at the end of the second Contract Year is $98,380. Of this amount, $93,400 is attributable to the initial Flexible Purchase Payment; the remaining $4,980 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  . Your Immediate Installment Account Value at the end of the second Contract Year is $100,000. Of this amount, $95,000 is attributable to the initial Flexible Purchase Payment; the remaining $5,000 is attributable to the Flexible Purchase Payment paid on the first contract anniversary;

  .  You have no value in the Guarantee Account;

  . You have not previously withdrawn amounts from the Immediate Installment Account;

  .  You request a partial withdrawal of $2,000 at the end of year 2;

  . At the end of year 2, the access charge for transfers established for the initial Flexible Purchase Payment is 6%;

  . At the end of year 2, the access charge for transfers established for the second Flexible Purchase Payment is 5% (because there are 60 transfers remaining).

 The amount of withdrawal of value attributable to the initial Flexible Purchase Payment is $1,900 ($2,000 x $95,000/$100,000). The remaining $100 is withdrawn from the value attributable to the second Flexible Purchase Payment. Your access charge will be $119 (6% of $1,900 plus 5% of $100). You will receive a net check of $1,881 assuming there are no premium taxes or income taxes withheld.

 Transfers for the initial Flexible Purchase Payment will be reduced by $12.90 ($645 x $2,000/$100,000) so the amount of the transfer subsequent to the withdrawal will be $632.10. Transfers for the second Flexible Purchase Payment will be reduced by $1.80 ($90 x $2,000/$100,000) so the amount of its transfer subsequent to the withdrawal will be $88.20.

Example 2

 The second example below shows the total impact of the Market Value Adjustments applicable to future Immediate Installments of $1,000 for 120 months under hypothetical future monthly interest rates.

 The example assumes a Flexible Purchase Payment of $90,524 (without the assessment of any premium tax) and that the level monthly interest rate determined at payment of the Flexible Purchase Payment is assumed to be 0.50%. As illustrated below, interest rates are assumed to be volatile during the 3 months following the Flexible Purchase Payment. In the first month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%. As a result of this drop, Immediate Installment Account value increases. In the second month following the Flexible Purchase Payment, monthly interest rates for a similar Flexible Purchase Payment have increased to 0.5833%. As a result of this increase, Immediate Installment Account value decreases. In the third month following the Flexible Purchase Payment, interest rates for a similar Flexible Purchase Payment have decreased to 0.5%. As a result of this decrease, the current level monthly interest rate equals the level monthly interest rate at purchase and Immediate Installment Account value does not change because of the Market Value Adjustment.

                                   Valuation Day
                        ----------------------------------
                                 1 Month  2 Months 3 Months
                        Date of   after    after    after
                        Purchase Purchase Purchase Purchase
-----------------------------------------------------------
Beginning of
Month Value
(before Market
Value Adjustment and
transfer)               $90,524  $89,971  $89,416  $88,858
-----------------------------------------------------------
Immediate Installment
Transfer Amount         $ 1,000  $ 1,000  $ 1,000  $ 1,000
-----------------------------------------------------------
Beginning of
Month Value
(before Market Value
Adjustment
and after transfer)     $89,524  $88,971  $88,416  $87,858
-----------------------------------------------------------
Level Monthly Interest
Rate at Purchase            0.5%     0.5%     0.5%     0.5%
-----------------------------------------------------------
Current Level Monthly
Interest Rate               0.5%  0.4167%  0.5833%     0.5%
-----------------------------------------------------------
Current Market Value
Adjustment Amount       $     0  $ 4,093  $(3,791) $     0
-----------------------------------------------------------
Immediate Installment
Account Value           $89,524  $93,064  $84,625  $87,858
-----------------------------------------------------------
Access Charge
Percentage                    6%       6%       6%       6%
-----------------------------------------------------------
Surrender Value         $84,153  $87,480  $79,547  $82,587
-----------------------------------------------------------

Example 3

 The third example shows the actual calculation of the Market Value Adjustment for a representative number of Immediate Installments. The total Market Value Adjustment at any time will be the sum of the Market Value Adjustments for all remaining Immediate Installments. The example assumes a Flexible Purchase Payment of $90,525, Immediate Installments of $1,000 per month for 120 months and a level monthly interest rate of 5%. No premium taxes are assumed. The example shows that the present value of the Immediate Installment Account increases because the current Market Value Adjustment factor is less than the level monthly interest rate when the Flexible Purchase Payment was allocated to the Immediate Installment Account.

                                    Level
               Immediate           Monthly   Present
              Installment  Months  Interest  Value at
                Future     Until   Rate at   Purchase
                 Value    Transfer Purchase    Rate
------------------------------------------------------
               $  1,000     118      0.5%   $   557.92
------------------------------------------------------
               $  1,000     117      0.5%   $   560.71
------------------------------------------------------
               $  1,000     116      0.5%   $   563.51
------------------------------------------------------
                    ...     ...      0.5%          ...
------------------------------------------------------
                    ...     ...                    ...
------------------------------------------------------
                            ...                    ...
------------------------------------------------------
               $  1,000       2      0.5%   $   990.07
------------------------------------------------------
               $  1,000       1      0.5%   $   995.02
------------------------------------------------------
               $  1,000       0      0.5%   $ 1,000.00
------------------------------------------------------
Total Prior
 to Transfer   $119,000                     $89,971.44
------------------------------------------------------
Total After
 Transfer      $118,000                     $88,971.44
------------------------------------------------------

              Current   Current
               Level     Market    Current     Present
              Monthly    Value      Market    Value of
              Interest Adjustment   Value     Immediate
                Rate     Factor   Adjustment Installment
--------------------------------------------------------
              0.4167%    .10284   $   56.86  $   614.78
--------------------------------------------------------
              0.4167%    .10192   $   56.64  $   617.34
--------------------------------------------------------
              0.4167%    .10101   $   56.40  $   619.92
--------------------------------------------------------
              0.4167%       ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
                            ...         ...         ...
--------------------------------------------------------
              0.4167%    .00166   $    1.64  $   991.71
--------------------------------------------------------
              0.4167%    .00083   $     .83  $   995.85
--------------------------------------------------------
              0.4167%         0   $       0  $ 1,000.00
--------------------------------------------------------
Total Prior
 to Transfer                      $4,093.06  $94,064.50
--------------------------------------------------------
Total After
 Transfer                         $4,093.06  $93,064.50
--------------------------------------------------------

  .The date of valuation and any Market Value Adjustment is one month after the Flexible Purchase Payment. In that first month, monthly interest rates for a similar Flexible Purchase Payment have dropped to 0.4167%.

After we calculate the Market Value Adjustment, we determine the Surrender Value. To determine Surrender Value from the Immediate Installment Account, we subtract the appropriate access charge (determined separately for the Immediate Installments of each Flexible Purchase Payment) from the Immediate Installment Account Value.

We calculate the access charge as a percentage of the Immediate Installment Account Value withdrawn. The closer the surrender or partial withdrawal is to the date established for Immediate Installment transfers for that particular Flexible

Purchase Payment to end, the lower the amount of the access charge will be. The amount of the access charge is as follows:

     Number of Years
    Remaining on Each
    Flexible Purchase             Access Charge
  Payment Until the Date       (as a percentage of
Established for Installment   Immediate Installment
     Transfers to End        Account Value withdrawn)
-----------------------------------------------------
        6 or more                       6%
    5 but less than 6                   5%
    4 but less than 5                   4%
    3 but less than 4                   3%
    2 but less than 3                   2%
    1 but less than 2                   1%
    0 but less than 1                   1%
-----------------------------------------------------

The amount payable for a partial withdrawal or surrender from the Immediate Installment Account will be:

   (1) the amount of the partial withdrawal or surrender minus any access charge; minus

   (2) any applicable premium taxes.

Because we take the partial withdrawal proportionally from each future Immediate Installment, the access charge is a weighted average of the access charge for each such installment. This weighted average is:

   (1 minus the ratio of Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value)

The amount payable for a partial withdrawal is therefore the amount of the partial withdrawal multiplied by the ratio of the Surrender Value for the Immediate Installment Account to the Immediate Installment Account Value.

Waiver of Surrender and Access Charges. We will waive all surrender charges and access charges if you surrender your contract and apply your Contract Value (plus or minus any applicable Market Value Adjustment) to one of the following Optional Payment Plans:

   (1) Optional Payment Plan 1 (Life Income with Period Certain);

   (2) Optional Payment Plan 2 (Income for a Fixed Period of 10 or more years);
       or

   (3) Optional Payment Plan 5 (Joint Life and Survivor Income).

If you elect one of the above Optional Payment Plans, then the amount applied to the plan will be your Contract Value, which includes any applicable Market Value Adjustment, minus any premium tax.

You may also select Optional Payment Plan 3 or Plan 4 upon surrender, although we will assess surrender charges and access charges (as well as any applicable Market Value Adjustment and any applicable premium tax) against your Contract Value. We will apply the Surrender Value to the selected plan. See the "Optional Payment Plans" provision in this prospectus.

In addition, you may also surrender your contract on the Annuity Commencement Date (which must be at least 10 years from the date the contract is issued) for the Contract Value as of that Valuation Day, without any surrender and/or access charges. In order to receive the lump sum payment, you must notify us at our Home Office of your intent to receive a lump sum payment on the Annuity Commencement Date within at least 10 business days and not more than 90 days prior to your Annuity Commencement Date. You will lose any Guaranteed Minimum Income Payments upon annuitization if you elect to receive a lump sum payment. If an Owner dies after notification is received, but prior to the Annuity Commencement Date, payment will be made in accordance with the "Death Benefit Upon Death of An Owner Before the Annuity Commencement Date" provision in this prospectus.

Deductions from the Variable Account

We deduct from the Subaccount in the Variable Account an amount, computed daily, equal to an effective annual rate of 1.50% of the average daily net assets of the Subaccount. We assess this charge when we compute the net investment factor. The asset charge reduces the value of Accumulation Units and Annuity Units. The charge consists of an administrative expense charge at an effective annual rate of 0.15% and a mortality and expense risk charge at an effective annual rate of 1.35%.

Deductions for Taxes

We will deduct charges for any premium tax or other tax levied by any governmental entity either from Purchase Payments or the Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include surrenders, partial withdrawals, Income Payments, and Death Benefit payments).

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation, or by judicial action. The amount of premium tax assessed depends upon the laws of the state in which you reside. The premium tax generally ranges from 0.0% to 3.5%.

Purchase Payments for the Optional Riders

The cost of the optional riders varies based on the Annuitant's age, gender, and the amount and duration of the Scheduled

Purchase Payments. Payments for all optional riders are due with each Scheduled Purchase Payment. See the "Fee Tables" for the maximum charge assessed for the optional riders.

Other Charges and Deductions

The Total Return Fund incurs certain fees and expenses. To pay for these charges, the Total Return Fund makes deductions from its assets. The deductions are described more fully in the prospectus for the Total Return Fund.

We assess interest charges at an effective annual rate of 6% on any missed Scheduled Installment. In addition, we also assess interest at an effective annual rate of 6% on any partial withdrawal taken from the Subaccount. This interest is assessed from the date of the partial withdrawal until the date of repayment. See "The Contract" and the "Surrenders and Partial Withdrawals" provisions in this prospectus.

We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We pay commissions to broker-dealers for selling the contracts. You do not directly pay these commissions, we do. We intend to recover the commissions, marketing, administrative and other expenses and the cost of contract benefits through fees and charges imposed under the contract. See the "Sales of the Contract" provision in this prospectus.

THE DEATH BENEFIT

Death Benefit Upon Death of an Owner Before the Annuity Commencement Date

If any Owner, other than a spousal Joint Owner (or Annuitant if the Owner is a non-natural person) dies before the Annuity Commencement Date, we will pay a Death Benefit to the Designated Beneficiary.

We calculate the Death Benefit as of the Valuation Day that we receive due proof of death and all required forms at our Home Office. Until we receive due proof of death and all required forms, Immediate Installments will continue to be transferred from the Immediate Installment Account, and Purchase Payments, if received, will continue to be applied to the Immediate Installment Account, Guarantee Account and/or the Subaccount, as appropriate. Further, until we receive complete written settlement instructions from the Designated Beneficiary, values adjusted for transfers will remain in the Variable Account, the Guarantee Account, and the Immediate Installment Account. The Death Benefit therefore will fluctuate with the performance of the Variable Account.

Upon receipt of due proof of death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to a finding of death) and all required forms, we will process the Death Benefit in accordance with your or your Designated Beneficiary's instructions, subject to distribution rules and termination of contract provision discussed in the contract and elsewhere in this prospectus.

Unless otherwise required to be distributed pursuant to the distribution rules stated below, we will pay Death Benefit proceeds in a lump sum unless you or your Designated Beneficiary elect one of our Optional Payment Plans. See the "Optional Payment Plans" provision in this prospectus.

Death Benefit Amount

The Death Benefit equals the greater of:

  . the sum of Purchase Payments received (excluding payments made for any available optional riders) minus partial withdrawals as of the Valuation Day we receive due proof of death and all required forms at our Home Office; and

  . the Contract Value (including any Market Value Adjustment for any amounts withdrawn from the Immediate Installment Account) as of the Valuation Day we receive due proof of death and all required forms at our Home Office.

Required Distributions

In certain circumstances, federal tax law requires that distributions be made under the contract upon the death of:

  .  an Owner or Joint Owner; or

  . the Annuitant or Joint Annuitant, if any Owner is a non-natural person (i.e., an entity, such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the contract upon death.

At the death of any Owner (or any Annuitant, if the Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated Beneficiary:

   (1) Owner or Joint Owner;

   (2) Primary Beneficiary;

   (3) Contingent Beneficiary; or

   (4) Owner's estate.

If there is more than one Designated Beneficiary, we will treat each one separately in applying the distribution rules prescribed by the tax laws as briefly described in the "Distribution Rules" provision below.

We should be notified immediately by telephone or in writing upon the death of an Owner or an Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional Purchase Payments will be accepted (unless the Designated Beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named Designated Beneficiary(ies) and any other information necessary to process applicable proceeds.

Distribution Rules

The distributions required by federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the contract is owned by a non-natural entity). Upon receipt of due proof of death and all required forms, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules discussed below.

  . Spouses -- If the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, except under certain types of Qualified Contracts, we will continue the contract in force with the surviving spouse as the new Owner and as the sole Annuitant. For contracts issued as IRAs (or custodial IRAs), if the Designated Beneficiary is the surviving spouse of the deceased and a Joint Annuitant, then the surviving spouse (or the custodian for the benefit of the surviving spouse) may continue the contract. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply. If the Designated Beneficiary is the surviving spouse of the deceased person but not a Joint Annuitant, the rules for non-spouses will apply.

  . Non-Spouses -- If the Designated Beneficiary is not the surviving spouse of the deceased person, the contract cannot be continued in force indefinitely. Instead, upon the death of any Owner (or any Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:

      (1) receive the Death Benefit and any interest that has been earned in one lump sum payment upon receipt of due proof of death and all required forms;

      (2) receive the Death Benefit at any time during the five year period following the date of death. See the "Requesting Payments" provision in this prospectus;

      (3) apply the Death Benefit to provide an Income Payment under Optional Payment Plan 1 or Optional Payment Plan 2. The first Income Payment must be made no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy.

If the Designated Beneficiary makes no choice within 30 days following receipt of due proof of death and all required forms at our Home Office, we will pay the Death Benefit at any time during the five year period following the date of death (number (2) above). Due proof of death must be provided within 90 days of the date of death. If due proof of death is not provided within 90 days of the date of death, we will pay the Contract Value as of the Valuation Day of receipt of due proof of death. We will not accept any Purchase Payments after we receive due proof of the non-spouse's death. If the Designated Beneficiary dies before we distribute the entire Death Benefit, we will pay in a lump sum any value remaining to the person named by the Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary's estate.

Under numbers (1) and (2) above, the contract will terminate when we pay the Death Benefit. Under number (3) above, this contract will terminate when we apply the Death Benefit to provide Income Payments.

Within 30 days of the date of receipt of due proof of death and all required forms, a non-spousal Joint Annuitant that is also the surviving Owner may use the proceeds from number (1) above to purchase a contract with current terms and values substantially similar to this contract, as of the date of receipt of due proof of death and all required forms, including but not limited to the Guaranteed Minimum Income Payment, the value in each investment, Scheduled Installments, Scheduled Purchase Payments, surrender and access charges, and the Annuity Commencement Date. Any missed Scheduled Installments will still be due.

Death Benefit After the Annuity Commencement Date

If any Annuitant dies after the Annuity Commencement Date, monthly Income Payments will be made as stated in the section discussing monthly Income Payments. See the "Benefits at Annuity Commencement Date" provision in this prospectus.

BENEFITS AT ANNUITY COMMENCEMENT DATE

You must select an Annuity Commencement Date on your application. In order to receive Guaranteed Minimum Income Payments under this contract, all contract requirements must be met. The Annuity Commencement Date selected at the time of application must be at least 10 years from the date the contract is issued and may not be changed once the contract is issued. The Annuity Commencement Date cannot be any later than the contract anniversary following the Annuitant's 90th birthday (or younger Annuitant's 90th birthday in the case of Joint Annuitants). If your contract was purchased in conjunction with an Annuity Cross Funding Program, your Annuity Commencement Date for this contract and the Funding Annuity must be same. If you change the Annuity Commencement Date under the Funding Annuity Contract, you will no longer be eligible for Guaranteed Minimum Income Payments.

If the sole or last surviving Annuitant is still living on the Annuity Commencement Date and you have met all contractual requirements, we will pay you or your designated payee the monthly Income Payments that are guaranteed not to go below the minimum amount as stated on your contract's Data Pages and as described below beginning on that date unless you elected to receive payment in a lump sum. As provided in your contract, we may adjust the Annuitant(s)' age(s) used to determine the first Annual Variable Annuity Benefit, and we may deduct premium taxes from your payments.

Monthly Income Payments are made under a life Income Payment plan with a period certain of 10, 15, 20, 25, 30, 35, 40, 45, or 50 years. If you do not select a period certain we will use a life Income Payment plan with a 10 year period certain. If the Annuitant dies after the Annuity Commencement Date, AND monthly Income Payments were being made under a life Income Payment plan with a period certain, payments will continue to be made to the named Beneficiary(ies) until the end of the period certain. For instance, if monthly Income Payments are being paid under a life Income Payment plan with a period certain of 20 years and the Annuitant dies in the 10th year of monthly Income Payments, payments will continue to be made to the Annuitant's named Beneficiary(ies) for a period of 10 more years.

We determine your monthly Income Payments when the guarantee is in effect based on the Calculated Level Monthly Benefit. The Calculated Level Monthly Benefit is derived from the Annual Variable Annuity Benefit. The Calculated Level Monthly Benefit is one-twelfth of the Annual Variable Annuity Benefit plus level interest over a twelve-month period. The interest rate for each Annuity Year is the rate we declare for a twelve-month certain single purchase payment immediate fixed annuity, as of the Annuity Commencement Date or applicable Annuity Commencement Date Anniversary, for this contract.

The dollar amount of the first Annual Variable Annuity Benefit is a function of:

  .  the amount of your Contract Value on the Annuity Commencement Date; and

  .  the annuity purchase rates shown in your contract.

The annuity purchase rates vary based on the age (and, for certain contracts, gender) of the Annuitant(s) as well as the certain period that was selected. Generally, the longer the life expectancy of the Annuitant(s) or the longer the certain period selected, the smaller the first Annual Variable Annuity Benefit will be. The benefit is calculated by:

   (1) dividing the Contract Value on the Annuity Commencement Date (less any applicable premium tax) by $1,000; and

   (2) multiplying the result by the applicable annuity purchase rate.

This amount is then "applied" to "acquire" Annuity Units. We determine the number of Annuity Units credited to a contract by dividing the dollar amount of the first Annual Variable Annuity Benefit by the Annuity Unit value for the Valuation Period ending on the Annuity Commencement Date or the first Valuation Period ending after the Annuity Commencement Date if the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or the Total Return Fund does not value its shares. The value of your Annuity Units changes daily as a result of the investment performance of the Subaccount.

We determine the dollar amount of each subsequent Annual Variable Annuity Benefit on each anniversary of the Annuity Commencement Date by multiplying the Annuity Unit value for the Valuation Period, or the first Valuation Period ending after the Annuity Commencement Date if the anniversary of the Annuity Commencement Date falls on a date when the New York Stock Exchange is closed or on a date when the Total Return Fund does not value its shares by the number of Annuity Units credited to the contract.

The Annuity Unit value equals (a) x (b) where:

   (a) equals the Annuity Unit value for the preceding Valuation Period; and

   (b) equals (i) x (ii) where:

      (i) is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

     (ii) is an assumed discount rate equal to .99990575 raised to a power equal to the number of days in the Valuation Period.

If the Guaranteed Minimum Income Payment does not apply and the net investment return for the Subaccount over an Annuity Year is equal to 3.5% (the interest rate we use in calculating the amount of the Annual Variable Annuity Benefit), the Annual Variable Annuity Benefit for that Annuity Year will equal the benefit for the prior year. To the extent that such net investment return exceeds 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be greater than the benefit for the prior year. To the extent that such net investment return falls short of 3.5% for an Annuity Year, the Annual Variable Annuity Benefit for that Annuity Year will be less than the benefit for the prior year.

Guaranteed Minimum Income Payments

If the Guaranteed Minimum Income Payment is in Effect

If you meet the conditions required under the contract for receipt of Guaranteed Minimum Income Payments (that is, within the time allowed, you paid all your Scheduled Installments and repaid the amount of any withdrawal received from the Subaccount plus interest and your Annuity Commencement Date was at least 10 years from the date the contract was issued), your monthly Income Payments after the Annuity Commencement Date will be at least equal to the Guaranteed Minimum Income Payments.

We will calculate your initial Calculated Level Monthly Benefit as discussed above under the "Benefits at Annuity Commencement Date" provision in this prospectus. If the initial monthly Income Payment is less than the Guaranteed Minimum Income Payment, your initial monthly Income Payment will equal the Guaranteed Minimum Income Payment. If this occurs, we will track the difference in the Adjustment Account that we establish on the Annuity Commencement Date. The value of the Adjustment Account will equal the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is 12 times the Guaranteed Minimum Income Payment minus 12 times the initial Calculated Level Monthly Benefit.

Monthly Income Payments will remain constant for an Annuity Year. At the beginning of each subsequent Annuity Year, we will determine the amount of the monthly Income Payments for that Annuity Year.

For monthly Income Payments after the first Annuity Year, the actual payment is the greater of (a) and (b), where:

   (a) is the subsequent Calculated Level Monthly Income Benefit minus 1/12 of any value in the Adjustment Account as of the date of the last monthly Income Payment; and

   (b) is the Guaranteed Minimum Income Payment.

For subsequent monthly Income Payments after the first Annuity Year, the value of the Adjustment Account will be the greater of (a) and (b), where:

   (a) is zero (0); and

   (b) is the value of the Adjustment Account as of the date that we determined the last monthly Income Payment, plus 12 times the actual subsequent monthly Income Payment, minus 12 times the subsequent Calculated Level Monthly Benefit.

In other words, you will not receive any of the Subaccount's gain until the Adjustment Account has been repaid from any future performance of the Subaccount.

The Guaranteed Minimum Income Payment is determined at contract issue and is based on many factors. Individuals with the same factors will receive the same Guaranteed Minimum Income Payment. The factors include ages(s), gender(s), purchase date, Annuity Commencement Date chosen, Scheduled Installments, period certain, mortality, assumed interest rate, state in which the contract is issued, state premium tax (if any), and whether the contract is qualified or non-qualified.

Reduced Guaranteed Minimum Income Payments

For contracts issued as Non-Qualified Contracts participating in the Annuity Cross Funding Program, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided the contract is still in effect as of the Default Date (described below) and you have made all Scheduled Installments for a period of at least 60 months. For Qualified Contracts, you may be entitled to reduced Guaranteed Minimum Income Payments if you lose your right to full Guaranteed Minimum Income Payments, provided your contract is still in effect as of the Default Date. The Annuity Cross Funding Program is not available for contracts issued on or after August 17, 2004.

The Valuation Day you lose your right to full Guaranteed Minimum Income Payments under the contract is considered the "Default Date." You will lose your right to full Guaranteed Minimum Income Payments under the contract when you:

  . Miss a Scheduled Installment and do not pay that Scheduled Installment within 12 months of the date it was due, plus interest at an effective annual rate of 6% and any applicable monthly billing fees. You may make no more than 24 Scheduled Installments outside the grace period over the life of your contract. See the "Reinstatement" provision in this prospectus; and/or

  . Take any withdrawals from the Subaccount and do not repay the amount withdrawn from the Subaccount within 12 months from the date of the withdrawal, plus interest at an effective annual rate of 6%.

If the due date of any missed payment falls on any date on which the New York Stock Exchange is not open for regular trading or on a date on which the Total Return Fund does not value its shares, the due date will occur on the next Valuation Day.

We will calculate the reduced Guaranteed Minimum Income Payment by taking (a) divided by (b) multiplied by (c), where:

   (a) is the total of Scheduled Installments paid to the Subaccount and not previously withdrawn prior to the Default Date;

   (b) is the total Scheduled Installments that are required to be paid into the Subaccount prior to the Annuity Commencement Date as shown on your contract's Data Pages (this date must be a date at least 10 years from the date the contract is issued); and

   (c) is the Guaranteed Minimum Income Payment (as shown on your contract's Data Pages).

Once the reduced Guaranteed Minimum Income Payment amount has been determined, we will not recalculate it again, even if subsequent Purchase Payments are made. In addition,

  . if partial withdrawals are taken from the Subaccount once the reduced Guaranteed Minimum Income Payment has been determined and you do not repay the partial withdrawals with interest, you will lose your right to Guaranteed Minimum Income Payments;

  . we will not further reduce your Guaranteed Minimum Income Payments as described above;

  . you may not begin Income Payments prior to the Annuity Commencement Date and still receive reduced Guaranteed Minimum Income Payments.

If the Guaranteed Minimum Income Payment is not in Effect

If the Guaranteed Minimum Income Payment is not in effect, you may still receive Income Payments or elect to forego Income Payments and receive the value of the contract on or before the Annuity Commencement Date in the form of a lump sum payment. If you elect to receive Income Payments, your actual Income Payments will be in the form of an annual variable Income Payment similar to a variable Income Payment described above under the "Benefits at Annuity Commencement Date" provision. There will be no Adjustment Account established.

OPTIONAL PAYMENT PLANS

You may apply your Death Benefit proceeds or your Surrender Value to an Optional Payment Plan. You will lose any Guaranteed Minimum Income Payments if you elect to apply your Surrender Value or Death Proceeds to an Optional Payment Plan. The terms of the Optional Payment Plan elected will then become applicable. If you surrender the contract and select Optional Payment Plan 1, Optional Payment Plan 2 (with a period certain of 10 or more years), or Optional Payment Plan 5, the amount applied to the Optional Payment Plan is the Contract Value, which includes any applicable Market Value Adjustment, minus any applicable premium tax. The amount we apply to calculate Income Payments is net of any applicable premium tax.

During the Annuitant's life, and before Income Payments begin, you (or the Designated Beneficiary at your death) can choose an Optional Payment Plan. If you change a Designated Beneficiary, your Optional Payment Plan selection will remain in effect unless you make a new selection. Any election or change in an Optional Payment Plan must be sent to our Home Office in a form acceptable to us. We do not allow any changes after Income Payments begin. If an Optional Payment Plan has not been chosen at the death of the Annuitant or Owner, your Designated Beneficiary can choose an Optional Payment Plan when we pay the Death Benefit. See "The Death Benefit" provision in this prospectus.

We will make Income Payments under one of the Optional Payment Plans annually. The amount of each payment under an Optional Payment Plan must be at least $100. Payments made under an Optional Payment Plan at the death of any Owner (or the Annuitant if the Owner is a non-natural person), must conform to the rules outlined in the "Death Benefit" provision.

We may make an age adjustment to determine the amount of the Income Payments. We will adjust the age according to the age adjustment table shown in your contract.

The Optional Payment Plans listed below are available with fixed or variable payments. You must select one or the other; a combination is not permitted.

Fixed Income Payments. We will transfer proceeds applied to a fixed income option to our General Account. Payments made will equal or exceed those required by the state where we deliver the contract. We determine fixed Income Payments on the date we receive due proof of the Owner's death or on surrender. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

Variable Income Payments. We will transfer proceeds applied to a variable income option to the Subaccount. Your Income Payments, after the first payment, will reflect the investment experience of the Subaccount. No minimum amount is guaranteed. Income Payments begin after the date we receive due proof of any Owner's death or a surrender. We will calculate your variable Income Payments in the manner described above under the "Benefits at Annuity Commencement Date" provision of this prospectus.

The following Optional Payment Plans are available under the contract:

Optional Payment Plans. The contract provides five Optional Payment Plans; all are available on a fixed basis. Optional Payment Plans 1 and 5 are available on a variable basis. If any payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Guaranteed amounts payable are determined assuming an interest rate of 3.5% compounded yearly. We may increase this rate and the amount of any payment. Following are explanations of the Optional Payment Plans available.

   Optional Payment Plan 1 -- Life Income with Period Certain. This option guarantees periodic payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. Payments are determined according to the table in the Monthly Income Benefit section of your contract. We determine the guaranteed amounts payable under the plan. The payee selects the designated period. If the payee dies during the minimum period, we may offer to pay the discounted sum of the remaining guaranteed payments in one payment.

   Optional Payment Plan 2 -- Income for a Fixed Period. This option guarantees periodic payments for a fixed period not longer than 30 years. Payments will be made in accordance with the table in your contract. If the payee dies, we may offer to pay the discounted amount of the remaining guaranteed payments in one payment.

   Optional Payment Plan 3 -- Income of a Definite Amount. This option provides for periodic payments of a definite amount to be paid. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If we increase the interest rate on amounts payable above the guaranteed rate, we will extend the payment period. If the payee dies, we may offer to pay the amount of the remaining proceeds with earned interest in one payment.

   Optional Payment Plan 4 -- Interest Income. This option provides for periodic payments of interest earned from the proceeds left with us. Payments will begin at the end of the first period chosen. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one payment.

   Optional Payment Plan 5 -- Joint Life and Survivor Income. This option provides for us to make periodic payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we may offer to pay the discounted amount of the remaining payments for the 10-year period in one payment to the survivor's estate, unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an Optional Payment Plan. Fixed income payments, if selected, will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the contract's Annuity Commencement Date. Variable income payments will begin within 7 days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

All payments under Option Payment Plan 2 (Income for a Fixed Period), Optional Payment Plan 3 (Income of a Definite Amount) and Optional Payment Plan 4 (Interest Income) may be redeemed by the payee upon written request to our Home Office. Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 5 (Joint Life and Survivor Income) are not redeemable. If payments under Optional Payment Plans 2, Optional Payment 3 or Optional Payment 4 are variable income payments, and a request for redemption is received in good order, the payment will be made within 7 days in accordance with the "Surrenders and Partial Withdrawals" provision. If payments under Optional

Payment Plans 2, Optional Payment 3 or Optional Payment 4 are fixed income payments, and a request for redemption is received in good order, the payment will generally be made within 7 days, however, some states require us to reserve the right to defer payments from the General Account for up to six months from the date we receive the request for payment.

FEDERAL INCOME TAX MATTERS

Introduction

This part of the prospectus discusses the Federal income tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not address all of the federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Non-qualified Contracts

This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Contracts. A Non-Qualified Contract is a contract not issued in connection with a retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

Tax deferral on earnings. The Federal income tax law does not tax any increase in an Owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

  . an individual must own the contract (or the tax law must treat the contract as owned by an individual);

  . the investments of the Variable Account must be "adequately diversified" in accordance with regulations of the Internal Revenue Service ("IRS"); and

  . the contract's Annuity Commencement Date must not occur near the end of the Annuitant's life expectancy.

Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value over the annual Purchase Payments applied to the contract. Contracts issued to a corporation or a trust are examples of contracts where the Owner is currently taxed on the contract's earnings.

There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural Owner (entity) is taxable on the annual increase in the Contract Value in excess of the Purchase Payments made that year. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

Investments in the Variable Account must be diversified. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of a separate account such as the Variable Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Variable Account are adequately diversified. If the Variable Account fails to comply with these diversification standards, the Owner could be required to pay tax for the year of such failure on the untaxed income accumulated in the contract and for each subsequent year on that year's income under the contract.

Although we do not control the investments of the Total Return Fund, we expect that the Total Return Fund will comply with IRS regulations so that the Variable Account will be considered "adequately diversified."

Age at which Income Payments must begin. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments of the contract's Purchase Payments paid and earnings. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

Partial withdrawals and full surrender. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial withdrawal exceeds your "investment in the contract." (This term is explained below.) IRS rules are unclear, but with respect to an actual withdrawal or other transactions (such as an assignment or a gift) that is treated as a withdrawal for tax purposes, it is possible that you will pay tax to the extent the remaining amount available under the benefit exceeds your "investment in the contract." This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A full surrender occurs when you receive the total amount of the contract's Surrender Value. In the case of a full surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your Purchase Payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

It is possible that certain additional amounts could be included in the gain under your contract for purposes of determining the tax treatment of withdrawals, e.g., amounts attributable to the Guaranteed Minimum Income Payment feature of the contract, amounts attributable to the Market Value Adjustment feature, or to benefits under the Disability Benefit Rider Option.

Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) all or a portion of your Contract Value as a partial withdrawal or a full surrender, as the case may be.

Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract" (as defined above). In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

Taxation of Income Payments. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.

Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the "investment in the contract" has been recovered, the unrecovered amount generally will be deductible.

If Optional Payment Plan 4 is selected, you will be taxed in the same manner as a full surrender of the contract. Interest credited under Optional Payment Plan 4, whether or not paid, will be included in the current income of the Owner of the contract. This treatment could also apply to Plan 3 depending on the relationship of the amount of the periodic payments to the period over which they are paid.

Taxation of Death Benefits. We may distribute amounts from your contract because of the death of an Owner, a Joint Owner, or if an Owner is a non-natural person, an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the contract's Annuity Commencement Date.

Before the contract's Annuity Commencement Date.

  . The Death Benefit is taxed in the same manner as Income Payments, if received under an Optional Payment Plan.

  . If not received under an Optional Payment Plan, the Death Benefit is taxed in the same manner as a surrender or a partial withdrawal depending on the manner in which the Death Benefit is paid.

After the contract's Annuity Commencement Date.

  . The Death Benefit is includible in income to the extent it exceeds the unrecovered "investment in the contract," provided the Death Benefit is received in accordance with the existing Optional Payment Plan. All Income Payments in excess of the unrecovered "investment in the contract" are includible in income.

The tax law imposes tax on a Death Benefit received in a lump sum to the extent that it exceeds the unrecovered "investment in the contract" at the time of payment.

Penalty taxes payable on partial withdrawals, surrender, or Income
Payments. The Code may impose a penalty tax equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals, surrender or Income Payments that:

  .  you receive on or after you reach age 59 1/2;

  .  you receive because you became disabled (as defined in the tax law);

  . you receive as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer or the joint lives of the taxpayer and his designated beneficiary; or

  . the beneficiary receives on or after the death of the Owner (or the Annuitant, if the Owner is not a natural person).

Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, surrender, or partial withdrawal that you must include in income. For example:

  . if you purchase a contract offered by this prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

  . if you purchase two or more deferred annuity contracts from the same life insurance company (or one of its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

The effects of these special rules are not clear. However, these rules could affect:

  . the amount of a surrender, partial withdrawal or Income Payment that you must include in income; and

  .  the amount that might be subject to a penalty tax.

Tax treatment of benefits provided by rider option. So long as you participate in the Annuity Cross Funding Program, the contract may be issued with certain riders, that provide benefits upon unemployment, disability, or death. These benefits include the waiver of Scheduled Installments relating to entitlement to Guaranteed Minimum Income Payments, and also certain increases in Income Payments that are calculated on the Annuity Commencement Date.

The tax treatment of these benefits is not clear in all instances. For example, while benefits attributable to the Unemployment Benefit Rider Option will be taxable, there is uncertainty regarding the amount and timing of the taxation of benefits under this rider. Benefits from this rider may be treated as taxable at the time Income Payments are received, or they may be treated as taxable upon the Annuity Commencement Date. Any amount treated as taxable upon the Annuity Commencement Date would increase the investment in the contract.

With respect to the Disability Benefit Rider Option and Joint Annuitant Life Benefit Rider Option, a portion of benefits may be excludable from income. There is uncertainty, however, regarding the scope of any available exclusion, as well as the time when any non-excludable benefits would be subject to tax.

We will report to you and to the IRS on Form 1099 that portion of any rider benefits which we believe is subject to tax.

Section 1035 exchanges. Under section 1035 of the Code, the exchange of one annuity contract (or a life insurance contract) for another annuity contract generally is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

Upon death of a non-spousal Joint Owner, the contract provides the surviving Joint Owner with the option of using the proceeds of this contract to purchase a separate annuity contract with terms and values that are substantially similar to those of this contract. Exercise of this option will not qualify as a tax-free exchange under section 1035.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with retirement plans that receive special tax treatment are called "Qualified Contracts." We do not currently offer all of the types of Qualified Contracts described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn of the availability of Qualified Contracts at any given time.

The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its Death Benefit, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

The Federal income tax rules applicable to qualified plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified plan should obtain advice from a tax adviser.

Types of Qualified Contracts. At present, the contract may be used in conjunction with qualified corporate employee pension and profit-sharing plans ("401(a) plans"), including "401(k) plans," and qualified annuity plans ("403(a) plans"). The contract may also be used as or in conjunction with IRAs and Roth IRAs.

Terms of qualified plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified plan, we will amend a contract as generally necessary to conform to the requirements of that type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting; funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; reporting and disclosure.

In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

There are specific Code and ERISA rules that apply to loans from qualified plans. Employer plans may have additional restrictions. Partial withdrawals and repayments of partial withdrawals permitted under this contract may not qualify as a qualified plan loan.

If this contract is purchased as an investment of a qualified retirement plan, the Owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the Owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or other plan fiduciaries to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

Guaranteed Minimum Income Payments. Distributions from Qualified Contracts generally must satisfy certain required "minimum distribution rules." It is unclear whether variable Income Payments subject to the contract's Guaranteed Minimum Income Payments feature will satisfy these rules. As a result, the availability of such payments could cause the disqualification of a Qualified Contract, which could result in increased taxes to the Owner. We reserve the right to limit the availability of such payments, or to modify such payments, as necessary to preclude any such disqualification. In addition, the Guaranteed Minimum Income Payments feature, as well as the optional riders, could increase the amount of the minimum required distribution that must be taken from your contract.

Treatment of Qualified Contracts compared with Non-Qualified
Contracts. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

  . the Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

  . the Code does not limit the amount of Purchase Payments and the time at which Purchase Payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of Purchase Payments made to Qualified Contracts;

  . the Code does not allow a deduction for Purchase Payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for Purchase Payments made to a Qualified Contract.

The Federal income tax rules applicable to qualified plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of Purchase Payments that can be made, and the tax deduction or exclusion that may be allowed for the Purchase Payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, e.g., the participant's compensation.

Under most qualified retirement plans, the participant must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2 for Traditional IRAs and SEPs and for other Qualified Contracts, April 1 of the calendar year following the later of the calendar year in which the Owner attains age 70 1/2 or the calendar year in which the employee (except for a 5 percent owner) retires. Roth IRAs do not require any distributions during the Owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

When distributions are to be made for married participants under certain Qualified Contracts, the form of distribution may have to be a qualified joint and survivor annuity. The form of distribution can be altered only with receipt of consent of the spouse and the Annuitant.


Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase Payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you must include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied. Additional Federal taxes may be payable in connection with a Qualified Contract. For example, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as an employer-sponsored retirement plan, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan. Pursuant to special legislation, required minimum distributions for the 2009 tax year generally are not required, and 2009 distributions that otherwise would be required may be eligible for rollover.


Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income Payment:

  .  received on or after the Owner reaches age 59 1/2;

  . received on or after the Owner's death or because of the Owner's disability (as defined in the tax law);

  . received as a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer; or

  . to the extent it does not exceed the amount allowable as a deduction to the Owner, amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

Moving money from one Qualified Contract or qualified plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting a direct rollover of your after-tax contributions in certain circumstances. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Contract or plan and another Qualified Contract or plan.

Direct rollovers. The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a partial withdrawal, surrender, or Income Payment, we will send you forms that explain the withholding requirements.

State Income Tax Withholding

If required by the law of your state, we will also withhold state income tax from the taxable portion of each distribution made under the contract, unless you make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

Tax Status of the Company

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the Variable Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Variable Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Variable Account, we may impose a charge against the Variable Account to pay the taxes.

Changes in the Law

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

REQUESTING PAYMENTS

To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or surrender proceeds from the Subaccount within 7 days after receipt at our Home Office of a request in good order for a partial withdrawal or surrender. We also will ordinarily make payment of lump sum Death Benefit proceeds from the Subaccount within 7 days from the receipt of due proof of death and all required forms. We will determine the payment amount as of the end of the Valuation Day during which our Home Office receives the payment request or due proof of death and all required forms.

In most cases, when we pay Death Benefit proceeds in a lump sum, we will pay these proceeds either:

   (1) to your Designated Beneficiary directly in the form of a check; or

   (2) by establishing an interest bearing draft account for the Designated Beneficiary called the "Secure Access Account" in the amount of the Death Benefit.

When establishing the Secure Access Account we will send the beneficiary a draftbook within 7 days after we receive all the required documents, and the beneficiary will have immediate access to the account simply by writing a draft for all or any part of the amount of the Death Benefit payable. The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account. If we do not receive instructions from the Designated Beneficiary with regard to the form of Death Benefit payment, we will automatically establish the Secure Access Account for proceeds of $10,000 or more, unless state law requires a positive election. The Secure Access Account is not available in all states.

We will delay making a payment from the Subaccount or applying Subaccount Value to a payment plan if:

   (1) the disposal or valuation of the Subaccount is not reasonably practicable because:

      . the SEC declares that an emergency exists (due to the emergency the disposal or valuation of the Variable Account's assets is not reasonably practicable);

      . the New York Stock Exchange is closed for other than a regular holiday or weekend;

      .  trading is restricted by the SEC; or

   (2) the SEC, by order, permits postponement of payment to protect our Owners.

We reserve the right to defer payments from the Guarantee Account and the Immediate Installment Account for a partial withdrawal or surrender for up to 6 months from the date we receive your payment request. We also may defer making any payments attributable to a check or draft that has not cleared until we are satisfied that the check or draft has been paid by the bank on which it is drawn.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block an Owner's account and thereby refuse any transfers into the Total Return Fund, request for surrenders, partial withdrawals, or death benefits, until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to government regulators.

SALES OF THE CONTRACTS

We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital

Brokerage Corporation") for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 6620 West Broad Street, Building 2, Richmond, Virginia 23230. Capital Brokerage Corporation is not required to sell any specific number or dollar amount of contracts, but will use its best efforts to sell the contracts.

Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"), (formerly, the NASD, Inc.)

Capital Brokerage Corporation offers the contracts through registered representatives who are registered with FINRA and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.finra.org or by calling
800.289.9999. You can also obtain an investor brochure from FINRA describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with us.

Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with FINRA and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

We pay compensation to Capital Brokerage Corporation for promotion and sales of the contracts by its registered representatives as well as by affiliated and unaffiliated selling firms. This compensation consists of sales commissions and other cash and non-cash compensation. The maximum commission we may pay is 12% of Purchase Payments received.

The maximum commission consists of three parts -- commissions paid to internal and external wholesalers of Capital Brokerage Corporation ("wholesalers" are individuals employed by the Company and registered with Capital Brokerage Corporation that promote the offer and sale of the contracts), commissions paid to the affiliated and unaffiliated brokerage firm for whom the registered representative that sold your contract is employed ("selling firms") and an amount paid to the selling firm for marketing allowances and other payments related to the sale of the contract. Wholesalers with Capital Brokerage Corporation receive a maximum commission of 1.4% of Purchase Payments.

After commission is paid to the wholesalers of Capital Brokerage Corporation, a commission is then paid to the selling firm. A maximum commission of 9.6% of Purchase Payments. The exact amount of commission paid to the registered representative who sold you your contract is determined by the brokerage firm for whom the representative is employed.

All selling firms receive commissions as described above based on the sale and receipt of Purchase Payments in the contract. Unaffiliated selling firms receive additional compensation, including marketing allowances and other payments. The maximum marketing allowance paid on the sale of a contract is 1.0% of Purchase Payments received. At times, Capital Brokerage Corporation may make other cash and non-cash payments to selling firms, as well as receive payments from selling firms, for expenses relating to the recruitment and training of personnel, periodic sales meetings, the production of promotional sales literature and similar expenses. These expenses may also relate to the synchronization of technology between the Company, Capital Brokerage Corporation and the selling firm in order to coordinate data for the sale and maintenance of the contract. In addition, registered representatives may be eligible for non-cash compensation programs offered by Capital Brokerage Corporation or an affiliated company, such as conferences, trips, prizes and awards. The amount of other cash and non-cash compensation paid by Capital Brokerage Corporation or its affiliated companies ranges significantly among the selling firms. Likewise, the amount received by Capital Brokerage Corporation from the selling firms ranges significantly.

The commissions listed above are maximum commissions paid, and reflect situations where we pay a higher commission for a short period of time for a special promotion.

Commissions paid on the contracts, including other incentives and payments, are not charged directly to you or to your Contract Value, but indirectly through fees and charges imposed under the contracts.

All commissions, special marketing allowances and other payments made or received by Capital Brokerage Corporation to or from selling firms come from or are allocated to the general assets of Capital Brokerage Corporation or one of its affiliated companies. Therefore, regardless of the amount paid or received by Capital Brokerage Corporation or one of its affiliated companies, the amount of expenses you pay under the contract do not vary because of such payments to or from such selling firms. Some contracts, such as this contract, have rider options that have charges that vary based on certain underwriting criteria. Such factors include, but are not limited to: age, gender, and the coverage requested.

Even though your contract costs are not determined based on amounts paid to or received from Capital Brokerage Corporation or the selling firm, the prospect of receiving, or the receipt of, additional compensation as described above may create an incentive for selling firms and/or their registered representative to sell you this product versus a product with respect to which a selling firm does not receive additional compensation, or a lower level of additional compensation. You may wish to take such compensation arrangements into account when considering and evaluating any recommendation relating to the contracts.


During 2008, 2007 and 2006, $0.4 million, $0.5 million and $4.2 million was paid to Capital Brokerage Corporation for the Sale of the contracts and new Purchase Payments Received. In 2008, 2007 and 2006, no underwriting commissions were paid to Capital Brokerage Corporation.


LEGAL PROCEEDINGS

We face a significant risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are, have been, or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers and breaching fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. We are also subject to various regulatory inquiries, such as information requests, subpoenas, books and record examinations and market conduct and financial examinations from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

We cannot ensure that the current investigations and proceedings will not have a material adverse effect on our business, financial condition or results of operations. In addition, it is possible that related investigations and proceedings may be commenced in the future, and we could become subject to further investigations and have lawsuits filed against us. In addition, increased regulatory scrutiny and any resulting investigations or proceedings could result in new legal precedents and industry-wide regulations or practices that could adversely affect our business, financial condition and results of operations.

The Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of the Company against any liability incurred by him or her in connection with such proceeding unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments , settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of the Company, the board of directors may cause the Company to indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the depositor in successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or on the Variable Account.

Although it is not anticipated that these developments will have an adverse impact on us, the Variable Account, or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

ADDITIONAL INFORMATION

Owner Questions

The obligations to Owners under the contracts are ours. Please direct your questions and concerns to us at our Home Office.

Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid to:

                  Genworth Life and Annuity Insurance Company
                             Annuity New Business
                            6610 West Broad Street
                           Richmond, Virginia 23230

If you cancel your contract, it will be void. Unless state law requires that we return your Purchase Payments, the amount of the refund you receive will equal your Contract Value and any rider Purchase Payments received plus any adjustments required by applicable law or regulation on the date we receive the contract plus or minus any applicable Market Value Adjustment, but without reduction for any surrender charge or access charge. If state law requires that we return your Purchase Payments, the amount of the refund will equal the Purchase Payments made less any partial withdrawals you previously made. In certain states, you may have more than 10 days to return the contract for a refund.

State Regulation

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

Evidence of Death, Age, Gender or Survival

We may require proof of the age, gender, death or survival of any person or persons before acting on any applicable contract provision.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the Variable Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value, including your value in the Subaccount, the Immediate Installment Account and the Guarantee Account. The report also will show Purchase Payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make Purchase Payments, transfers from either the Immediate Installment Account or Guarantee Account to the Subaccount, or take partial withdrawals.

Legal Matters

Certain matters regarding the offering of the securities herein will be passed upon by Heather Harker, internal counsel for the Company (as to Virginia law and United States federal securities law matters).

Opinions may be issued in the future by counsel other than those listed above. The name of such counsel, other than those listed above will be included in a prospectus supplement.



Where You Can Find More Information

This prospectus, which constitutes part of the registration statement, does not contain all the information set forth in the registration statement. Parts of the registration statement are omitted from this prospectus in accordance with the rules and regulations of the SEC.

The registration statement, including exhibits, contains additional relevant information about us. We are subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in compliance with such laws, we file annual, quarterly, and current reports and other information with the SEC. You can read and copy any reports or other information we file at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. You can also request copies of our documents upon payment of a duplicating fee, by writing the SEC's public reference room. You can obtain information regarding the public reference room by calling the SEC at 1-800-SEC-0330. Our filings are available to the public from commercial document retrieval services and over the internet at http://www.sec.gov. (This uniform resource locator (URL) is an inactive textual reference only and is not intended to incorporate the SEC web site into this prospectus.)

APPENDIX

Annuity Cross Funding Program

The Annuity Cross Funding Program is not available for contracts issued on or after August 17, 2004.

What is the Annuity Cross Funding Program? This section of the prospectus describes the Annuity Cross Funding Program; a program which allowed the purchase of a flexible purchase payment variable deferred annuity contract issued by the Company and use it to make payments to this annuity contract. We refer to the program as the "Annuity Cross Funding Program" because you take Systematic Withdrawals from the flexible purchase payment variable deferred annuity (referred to as the "Funding Annuity") to make payments to this contract.

Under the contract offered by this prospectus, the maximum amount that can be allocated to the Subaccount is the Scheduled Installment due on each Monthly Due Date. The Annuity Cross Funding Program is designed to provide you with additional variable investment options in which to allocate assets.

How does the Annuity Cross Funding Program work? The Funding Annuity used in the Annuity Cross Funding Program must be issued on the same date this contract is issued. In addition, the Annuity Commencement Date for the Funding Annuity and the Annuity Commencement Date for this contract must be the same date and not later than the date shown on the contract data page when the contract is issued. You may not change the Annuity Commencement Date on this contract once the contract is issued. However, the terms of the Funding Annuity may allow you to change the Annuity Commencement Date, but, if you change the Annuity Commencement Date on the Funding Annuity after the date the contract is issued, you will lose your right to Guaranteed Minimum Income Payments on this contract because the Annuity Commencement Dates are no longer the same.

Currently the Annuity Cross Funding Program permits you to allocate contract value you have in the Funding Annuity to this contract as follows:

  . to the Subaccount in an amount not more than the Scheduled Installment amount; (you may request that monthly Scheduled Installments be made by a series of automatic monthly transfers); or

  . to the Immediate Installment Account in an amount greater than 6 Scheduled Purchase Payments.

You may not allocate Contract Value from the Funding Annuity to the Guarantee Account of this contract without our prior approval. You may not purchase the optional riders under this contract if you elect to participate in the Annuity Cross Funding Program.

There is no charge for participating in the Annuity Cross Funding Program. The Annuity Cross Funding Program will terminate automatically when the Systematic Withdrawals from the Funding Annuity cause the Contract Value in the Funding Annuity to be less than $100. You may discontinue the Annuity Cross Funding Program at any time by notifying us in writing at our Home Office. Discontinuing the Annuity Cross Funding Program could cause you to lose your guarantee under this contract if Scheduled Purchase Payments are not completed under the terms of this annuity contract. Once you discontinue participation in the Annuity Cross Funding Program, you may not reinstate it.

The actual performance of a Funding Annuity may directly affect the amount of purchase payments that must be allocated to a Funding Annuity in order to make all required Scheduled Installments for this annuity contract. If the Subaccounts of the Funding Annuity in which assets are allocated do not perform as anticipated, it may be necessary to make additional purchase payments to either the Funding Annuity or this annuity so that the right to Guaranteed Minimum Income Payments upon annuitization is not lost.

Funding Annuities are offered by separate prospectuses. Only variable annuity contracts issued by us or one of our affiliated companies and offered for use in an Annuity Cross Funding Program could be purchased as a Funding Annuity. The Funding Annuity is not offered by this prospectus. The Funding Annuity is no longer offered and the Annuity Cross Funding Program is not available for Contracts issued on or after August 17, 2004.

Funding Annuities are variable annuity contracts that may involve investment risk. As with other variable annuity contracts, amounts allocated to variable investment options under the Funding Annuity involve investment risk and you may lose some or all of such amounts, including amounts you may intend to transfer from the Funding Annuity to the Subaccount in the future to satisfy Scheduled Installment requirements. Funding Annuities may not offer guaranteed investment options, and the ability to transfer contract value from the Funding Annuity to the Guarantee Account or Immediate Installment Account under this contract may be subject to restrictions and/or limitations.

Annuity Cross Funding Program -- tax treatment of the annuity contracts. Under an Annuity Cross Funding Program we will treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for Federal tax purposes only if this contract and the Funding Annuity each satisfy certain requirements upon issue. Our ability to continue to treat transfers from the Funding Annuity to this contract as non-taxable transfers within a single annuity contract for Federal tax purposes may be adversely affected if certain changes are made to either contract after issue. Changing the Annuity Commencement Date for the Funding Annuity once an Annuity Cross Funding Program has begun may have adverse tax consequences, and you should consult a tax adviser before making any such change. In addition, you should carefully consider your ability to make additional purchase payments, if necessary, with respect to the Funding Annuity. Changing the Annuity Commencement Date on the Funding Annuity will also cause you to lose your right to Guaranteed Minimum Income Payments under this contract.

Both contracts must have the same Owner, Joint Owner if any, and Annuitant (as well as Joint Annuitant, if any). The Beneficiaries need not be the same. Changing an Owner, Annuitant, or Beneficiary, if permitted by the contract, may have adverse tax consequences. You should consult a tax adviser before making such a change.

This contract permits you for a limited period to return it for a refund as described under the "Return Privilege" section of this prospectus. Funding Annuities may also provide a return privilege. You may choose to return either the Funding Annuity Contract, this contract, or both contracts in accordance with the applicable return privilege.

Returning either this contract or the Funding Annuity Contract in accordance with the applicable return privilege without also returning the other contract may result in adverse tax consequences and you should consult a tax adviser before returning only one contract.

Transfers from this annuity to the Funding Annuity are not permitted. Transfers may be permitted from the Funding Annuity to this contract. Amounts may be transferred from the Funding Annuity to repay amounts withdrawn from the Subaccount under this contract. Amounts transferred from the Funding Annuity to this annuity are not subject to surrender charges under the Funding Annuity, but amounts surrendered or partially withdrawn from the Funding Annuity may be subject to surrender charges. In addition, while surrender charges applicable to a Funding Annuity may decline over a certain period, amounts transferred from the Funding Annuity to this annuity may be subject to surrender charges and/or a Market Value Adjustment (which may be positive or negative) upon a partial withdrawal or surrender from this annuity. The surrender charge applicable to amounts transferred to this annuity may be higher than those applicable to such amounts had they remained invested in the Funding Annuity; Market Value Adjustments applicable to amounts transferred to the Immediate Installment Account may not have been applicable to such amounts had they remained invested in the Funding Annuity.

If you request a partial withdrawal or surrender while participating in an Annuity Cross Funding Program, you must designate whether the partial withdrawal or surrender is to be made from the Funding Annuity or this annuity. Surrender charges and any other applicable charges will be assessed according to the provisions of the contract from which the partial withdrawal or surrender is made and as disclosed in the prospectus for that contract. You should be aware that the tax treatment of partial withdrawals or surrenders from either this contract or the Funding Annuity will be affected by partial withdrawals or surrenders, as well as gains or losses with respect to the other contract. You should consult a tax adviser before requesting partial withdrawals or surrenders from this contract or the Funding Annuity while participating in an Annuity Cross Funding Program.

Death Benefits will be calculated and paid separately in accordance with the provisions of this contract or the Funding Annuity as the case may be, and as disclosed in the prospectus for the respective contract.

Income Payments will be calculated and paid in accordance with the provisions of this contract and the Funding Annuity (including the respective annuity tables of such contracts) and the provisions of the respective prospectuses for and administrative procedures applicable to each such contract. However, this contract and the Funding Annuity will be aggregated and treated as one contract for purposes of the tax treatment of such Income Payments. You should consult a tax adviser before requesting Income Payments to start under this contract and/or the Funding Annuity and before commuting any such Income Payments before the payment date for such payment.

This discussion of the Annuity Cross Funding Program does not attempt to address the tax and other treatment of every transaction that could be effected under this contract or a Funding Annuity in connection with an Annuity Cross Funding Program. You should consult a tax adviser before you purchase this contract and/or the Funding Annuity in connection with an Annuity Cross Funding Program.

Taxation of cross funded annuity contracts. You may authorize partial withdrawals from a Funding Annuity to be applied to satisfy the Scheduled Installments into this annuity. In that event, based on a Private Letter Ruling issued by the IRS on July 30, 2002 (PLR 200243047), we believe that the tax treatment set forth below will apply to Non-Qualified Contracts and we will report relevant transactions to the IRS on the basis that:

   (1) this annuity and the Funding Annuity will be aggregated and treated as a single annuity contract for tax purposes;

   (2) amounts transferred from the Funding Annuity to this annuity will not be treated as a taxable distribution, but instead as a non-taxable transfer of assets within a single deferred variable annuity contract;

   (3) if amounts are distributed from either this annuity or the Funding Annuity before the Annuity Commencement Date, such amounts will be taxed to the extent there is any aggregate gain in this contract and the Funding Annuity; and

   (4) distributions from this annuity and the Funding Annuity beginning on the Annuity Commencement Date will be aggregated and taxed on a pro rata basis.

A portion of each aggregate distribution on or after the Annuity Commencement Date (provided such date is a date at least 10 years from the date the contracts were issued) will be treated as a non-taxable return of the aggregate investment in this annuity and the Funding Annuity and the remaining portion of such aggregate distribution will be treated as taxable, until all such aggregate investment in this annuity and the Funding Annuity has been recovered. After that, all distributions from this annuity and the Funding Annuity will be fully taxable.

For Non-Qualified Contracts, if the Annuity Commencement Date of the Funding Annuity is changed so that this annuity and the Funding Annuity have different Annuity Commencement Dates, the resulting tax consequences will be uncertain and possibly less favorable than those set forth above.

Except as otherwise required by law, transfers of assets between contracts with different Annuity Commencement Dates and different withdrawals of assets from such contracts will be treated as taxable withdrawals, with gain determined on an aggregate basis in accordance with Code Section 72(e)(11).

TABLE OF CONTENTS

Statement of Additional Information


                                                                            Page
The Company................................................................ B-3

The Variable Account....................................................... B-3

The Contracts.............................................................. B-3
   Net Investment Factor................................................... B-3

Termination of Participation Agreement..................................... B-4

Calculation of Performance Data............................................ B-4
   The Subaccount Investing in the Total Return Fund....................... B-4
   Other Performance Data.................................................. B-5

Tax Matters................................................................ B-5
   Taxation of Genworth Life and Annuity Insurance Company................. B-5
   IRS Required Distributions.............................................. B-5

General Provisions......................................................... B-5
   Using the Contract as Collateral........................................ B-5
   The Beneficiary......................................................... B-6
   Non-Participating....................................................... B-6
   Misstatement of Age or Gender...........................................  B-
   Incontestability........................................................ B-6
   Statement of Values..................................................... B-6
   Trust as Owner or Beneficiary........................................... B-6
   Written Notice.......................................................... B-6

Legal Developments Regarding Employment-Related Benefit Plans.............. B-6

Regulation of Genworth Life and Annuity Insurance Company.................. B-6

Experts.................................................................... B-7

Financial Statements....................................................... B-7


                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the contract and the Variable Account is available free by writing us at the address below or by calling 800.352.9910.

Genworth Life and Annuity Insurance Company
Annuity New Business
6610 West Broad Street
Richmond, Virginia 23230

Please mail a copy of the Statement of Additional Information for the Variable Account, Contract Form P1161 3/01, to:

Name ___________________________________________________________________________

Address ________________________________________________________________________
                                          Street

________________________________________________________________________________
         City                 State                                    Zip

Signature of Requestor _________________________________________________________
                                                 Date

                    Statement of Additional Information For
        Scheduled Purchase Payment Variable Deferred Annuity Contracts

                                Form P1161 3/01

                                  Issued by:
                  Genworth Life and Annuity Insurance Company
                 Genworth Life & Annuity VA Separate Account 1
                            6610 West Broad Street
                           Richmond, Virginia 23230
                        Telephone Number: 800.352.9910

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated May 1, 2009, for the Scheduled Purchase Payment Variable Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 1. The terms used in the current prospectus for the Scheduled Purchase Payment Variable Deferred Annuity Contracts are incorporated into this Statement of Additional Information.


For a free copy of the prospectus:

Call:      800.352.9910

Or write:  Genworth Life and Annuity Insurance Company
           6610 West Broad Street
           Richmond, Virginia 23230

Or visit:  www.genworth.com

Or:        contact your financial representative.


The date of this Statement of Additional Information is May 1, 2009.

TABLE OF CONTENTS


The Company................................................................ B-3

The Variable Account....................................................... B-3

The Contracts.............................................................. B-3
   Net Investment Factor................................................... B-3

Termination of Participation Agreement..................................... B-4

Calculation of Performance Data............................................ B-4
   The Subaccount Investing in the Total Return Fund....................... B-4
   Other Performance Data.................................................. B-5

Tax Matters................................................................ B-5
   Taxation of Genworth Life and Annuity Insurance Company................. B-5
   IRS Required Distributions.............................................. B-5

General Provisions......................................................... B-5
   Using the Contracts as Collateral....................................... B-5
   The Beneficiary......................................................... B-6
   Non-Participating....................................................... B-6
   Misstatement of Age or Gender...........................................  B-
   Incontestability........................................................ B-6
   Statement of Values..................................................... B-6
   Trust as Owner or Beneficiary........................................... B-6
   Written Notice.......................................................... B-6

Legal Developments Regarding Employment-Related Benefit Plans.............. B-6

Regulation of Genworth Life and Annuity Insurance Company.................. B-6

Experts.................................................................... B-7

Financial Statements....................................................... B-7

The Company

We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Until March 12, 2007, our preferred shares were owned by an affiliate, Brookfield Life Assurance Company Limited. On March 12, 2007, we redeemed the remaining outstanding preferred shares for par value of $110.0 million and paid $2.5 million in dividends on the redeemed preferred shares. On April 30, 2007, the issued shares of preferred stock were retired.

Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into the Company. The Company was the surviving entity. FHL and FCL were both stock life insurance companies operating under charter granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia for these mergers. The accompanying financial information for the Company has been presented as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control, as the Company, FHL and FCL were all wholly-owned subsidiaries of Genworth.

Upon consummation of the FHL and FCL mergers, the Company transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY, with GLICNY being the surviving entity. For periods beginning after December 31, 2006, AML was not in our consolidated financial statements.

We are one of a number of subsidiaries of Genworth, a leading financial security company dedicated to providing insurance, wealth management, investment management and financial solutions to more than 15 million customers, with a presence in more than 25 countries. We have two operating segments: (1) Protection and (2) Retirement Income and Institutional.

  . Protection. We offer customers term and universal life insurance and Medicare supplement insurance.

  . Retirement Income and Institutional. We offer customers a variety of wealth accumulation, income distribution and institutional products. Wealth accumulation and income distribution products principally include fixed and variable deferred and immediate individual annuities and group variable annuities offered through retirement plans. We discontinued offering variable life on and after May 1, 2008. Institutional products include funding agreements backing notes ("FABNs"), funding agreements and guaranteed investment contracts ("GICs").

We also have Corporate and Other activities, which include income and expenses not allocated to the segments.

We do business in the District of Columbia and all states, except New York.

We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Variable Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.


The Variable Account

In accordance with the Board Resolution establishing the Variable Account, such Variable Account will be divided into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, managed separate account and/or other portfolios (the " Eligible Portfolios"), and net purchase payments under the contracts shall be allocated to the one or more Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

The Contracts

Net Investment Factor

The net investment factor measures investment performance of the Subaccount during a Valuation Period. The net investment factor of the Subaccount for a Valuation Period is (a) divided by (b) minus (c) where:

   (a) is the result of:

      (1) the value of the assets of the Subaccount at the end of the preceding Valuation Period; plus

      (2) the investment income and capital gains, realized or unrealized, credited to those assets at the end of the Valuation Period for which the net investment factor is being determined; minus

      (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

      (4) any amount charged against the Subaccount for taxes; this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; and

   (b) is the value of the net assets of the Subaccount at the end of the preceding Valuation Period; and

   (c) is a factor for the Valuation Period representing the mortality and expense risk charge and the administrative expense charge. This factor is shown in your contract.

We will value the Subaccount's assets at fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

Termination of Participation Agreement

The participation agreement pursuant to which the GE Investments Funds, Inc. -- Total Return Fund ("Total Return Fund") sells its shares to the Variable Account contains a provision regarding the circumstances in which the Agreement may be terminated.

GE Investments Funds, Inc. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other, unless a shorter time is agreed upon by the parties.

Calculation of Performance Data

From time to time, we may disclose total return and other performance data for the Subaccount pertaining to the contracts. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The calculations of total return and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range generally from 0% to 3.5% of Purchase Payments and are generally based on the rules of the state in which you reside.

The Subaccount Investing in the Total Return Fund

Standardized Total Return. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Subaccount for various periods of time including 1 year, 5 years, and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

For periods that began before the contract was available, performance data will be based on the performance of the Total Return Fund adjusted for the level of the Variable Account and contract charges currently in effect for this contract. Average annual total return will be calculated using Subaccount unit values.


We calculate the unit value for each Valuation Period based on the performance of the Subaccount investing in each class of the Total Return Fund, after deductions for the charges and expenses of the Total Return Fund, the administrative expense charge (deducted daily at an effective annual rate of 0.15% of your assets in the Variable Account), the mortality and expense risk charge (deducted daily at an effective annual rate of 1.35% of your assets in the Variable Account) and $1,968.00 for all of the available rider options.


Total return does not consider the deduction of any premium taxes.

Total return will then be calculated according to the following formula:

TR = (ERV/P)/1/N/ - 1

where:

TR   =   the average annual total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.
N    =   the duration of the period (in years).

Past performance is not a guarantee of future results.

The Total Return Fund has provided the price information used to calculate the adjusted historical performance of the Subaccount; we have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

CTR = (ERV/P) - 1

where:

CTR  =   the cumulative total return for the period.
ERV  =   the ending redeemable value (reflecting deductions as
         described above) of the hypothetical investment at the
         end of the period.
P    =   a hypothetical single investment of $1,000.

Other non-standardized quotations of the Total Return Fund performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Total Return Fund performance with standardized performance quotations.

Tax Matters

Taxation of Genworth Life and Annuity Insurance Company

We do not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the contracts. (See the "Federal Income Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Variable Account for Federal income taxes. We will periodically review the question of a charge to the Variable Account for Federal income taxes related to the Variable Account. Such a charge may be made in future years if we believe that we may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes). At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to the Variable Account may be made.

IRS Required Distributions

In order to be treated as an annuity contract for Federal income tax purposes,
Section 72(s) of the Code requires any Non-Qualified Contract to provide that:

   (a) if any Owner dies on or after the Annuity Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and

   (b) if any Owner dies prior to the Annuity Commencement Date, the entire interest in the contract will be distributed:

      (1) within five years after the date of that Owner's death; or

      (2) as income payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

The "designated beneficiary" generally is the person who will be treated as the sole Owner of the contract following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent and a Joint Owner, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any Owner is not an individual, the death of the Annuitant or Joint Annuitant will be treated as the death of an Owner for purposes of these rules.

Contracts issued as Non-Qualified Contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

Other rules apply to contracts issued as Qualified Contracts.

General Provisions

Using the Contracts as Collateral

A Non-Qualified Contract can be assigned as collateral security. We must be notified in writing if a contract is assigned. Any payment made before the assignment is recorded at our Home

Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment. The basic benefits of the contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments. See the "Federal Income Tax Matters" provision of this prospectus.

A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. If you do, any Death Benefit will be paid in equal shares to the survivors in the appropriate beneficiary class, unless you otherwise request.

Non-Participating

The contract is non-participating. No dividends are payable.

Incontestability

We will not contest the contract except as provided in any rider.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after the report date. The statement will show Contract Value, Purchase Payments, and charges made during the report period.

Trust as Owner or Beneficiary

If a trust is named as the owner or beneficiary of this contract and subsequently exercises ownership rights or claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

Written Notice

Any written notice should be sent to us at our Home Office at 6610 West Broad Street, Richmond, Virginia 23230. The contract number and the Annuitant's full name must be included.

We will send all notices to the Owner at the last known address on file with the Company.

Legal Developments Regarding Employment-Related Benefit Plans

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of gender. The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

Regulation of Genworth Life and Annuity Insurance Company

Besides Federal securities laws and Virginia insurance law, we are subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments. Presently, we are licensed to do business in the District of Columbia and all states, except New York.


Incorporation of Certain Documents by Reference

The SEC allows us to "incorporate by reference" information that we file with the SEC into this prospectus which means that incorporated documents are considered part of this prospectus. We can disclose important information to you by referring you to those documents. This prospectus incorporate by reference our Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 2, 2009. The SEC adopted rule 12h-7 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which became May 1, 2009. Rule 12h-7 exempts an insurance company from filing reports under the Exchange Act when the insurance company issues certain types of insurance products that are registered under the Securities Act of 1933 and such products are regulated under state law. The units of the Immediate Installment Account described in this prospectus fall within the exemption provided under rule 12h-7. The Company is hereby providing notice that it is electing to rely on the exemption provided under rule 12h-7 effective May 1, 2009 or as soon as possible thereafter, and will be suspending filing reports under the Exchange Act.

You may also request a copy of any documents incorporated by reference in this prospectus and any accompanying prospectus supplement (including any exhibits that are specifically incorporated by reference in them), at no cost, by writing or telephoning:

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230
                                1.800.352.9910


Experts


The consolidated financial statements and financial statement schedules of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2008 and 2007, and for each of the years in the three-year period ended December 31, 2008, and management's assessment of the operating effectiveness of internal control over financial reporting as of December 31, 2008, have been incorporated by reference or included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein or incorporated by reference herein, and upon the authority of said firms as experts in accounting and auditing.

The financial statements of the Separate Account as of December 31, 2008 and for the periods indicated have been included herein and in the registration statement in reliance upon reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firms as experts in accounting and auditing.


Financial Statements

The Statement of Additional Information contains the consolidated financial statements of the Company and its subsidiaries (collectively referred to in this paragraph as the "Company") and financial statements of the Variable Account. You should distinguish the consolidated financial statements of the Company from the financial statements of the Variable Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Variable Account.

                  GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2008

      (WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM'S REPORT THEREON)

                  GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                                Table of Contents

                          Year ended December 31, 2008

                                                                            PAGE
                                                                           -----
Independent Registered Public Accounting Firm's Report                     F-1
Statements of Assets and Liabilities                                       F-3
Statements of Operations                                                   F-24
Statements of Changes in Net Assets                                        F-52
Notes to Financial Statements                                              F-105

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Contract Owners
Genworth Life & Annuity VA Separate Account 1 and
The Board of Directors
Genworth Life and Annuity Insurance Company:

     We have audited the accompanying statements of assets and liabilities of Genworth Life & Annuity VA Separate Account 1 (the Account) (comprising the AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II shares, AIM V.I. Capital Appreciation Fund -- Series I shares, AIM V.I. Capital Development Fund -- Series I shares, AIM V.I. Core Equity Fund -- Series I shares, AIM V.I. Global Real Estate Fund -- Series II shares, AIM V.I. Government Securities Fund -- Series I shares, AIM V.I. International Growth Fund -- Series II shares, AIM V.I. Large Cap Growth Fund -- Series I shares, AIM V.I. Technology Fund -- Series I shares, AIM V.I. Utilities Fund -- Series I shares; The Alger American Fund -- Alger American LargeCap Growth Portfolio -- Class O Shares, Alger American SmallCap Growth Portfolio -- Class O Shares; AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B, AllianceBernstein Global Technology Portfolio -- Class B, AllianceBernstein Growth and Income Portfolio -- Class B, AllianceBernstein International Value Portfolio -- Class B, AllianceBernstein Large Cap Growth Portfolio -- Class B, AllianceBernstein Small Cap Growth Portfolio -- Class B; American Century Variable Portfolios, Inc. -- VP Income & Growth Fund -- Class I, VP International Fund -- Class I, VP Ultra(R) Fund -- Class I, VP Value Fund -- Class I; American Century Variable Portfolios II, Inc. -- VP Inflation Protection Fund-- Class II; BlackRock Variable Series Funds, Inc. -- BlackRock Basic Value V.I. Fund -- Class III, BlackRock Global Allocation V.I. Fund -- Class III, BlackRock Large Cap Growth V.I. Fund -- Class III, BlackRock Value Opportunities V.I. Fund -- Class III; Columbia Funds Variable Insurance Trust I -- Columbia Marsico Growth Fund, Variable Series -- Class A, Columbia Marsico International Opportunities Fund, Variable Series -- Class B; Dreyfus -- The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares; Dreyfus Investment Portfolios -- MidCap Stock Portfolio -- Initial Shares; Dreyfus Variable Investment Fund -- Money Market Portfolio; DWS Variable Series II -- DWS Dreman High Return Equity VIP -- Class B Shares, DWS Dreman Small Mid Cap Value VIP -- Class B Shares, DWS Technology VIP -- Class B Shares; Eaton Vance Variable Trust -- VT Floating-Rate Income Fund, VT Worldwide Health Sciences Fund; Evergreen Variable Annuity Trust -- Evergreen VA Omega Fund -- Class 2; Federated Insurance Series -- Federated American Leaders Fund II -- Primary Shares, Federated Capital Income Fund II, Federated High Income Bond Fund II -- Primary Shares, Federated High Income Bond Fund II -- Service Shares, Federated Kaufmann Fund II -- Service Shares; Fidelity(R) Variable Insurance Products Fund -- VIP Asset Manager(SM) Portfolio -- Initial Class, VIP Asset Manager(SM) Portfolio -- Service Class 2, VIP Balanced Portfolio -- Service Class 2, VIP Contrafund(R) Portfolio -- Initial Class, VIP Contrafund(R) Portfolio -- Service Class 2, VIP Dynamic Capital Appreciation Portfolio -- Service Class 2, VIP Equity-Income Portfolio -- Initial Class, VIP Equity-Income Portfolio -- Service Class 2, VIP Growth & Income Portfolio -- Initial Class, VIP Growth & Income Portfolio -- Service Class 2, VIP Growth Opportunities Portfolio -- Initial Class, VIP Growth Portfolio -- Initial Class, VIP Growth Portfolio -- Service Class 2, VIP Investment Grade Bond Portfolio -- Service Class 2, VIP Mid Cap Portfolio -- Initial Class, VIP Mid Cap Portfolio -- Service Class 2, VIP Overseas Portfolio -- Initial Class, VIP Value Strategies Portfolio -- Service Class 2; Franklin Templeton Variable Insurance Products Trust -- Franklin Income Securities Fund -- Class 2 Shares, Franklin Large Cap Growth Securities Fund -- Class 2 Shares, Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares, Mutual Shares Securities Fund -- Class 2 Shares, Templeton Foreign Securities Fund -- Class 1 Shares, Templeton Foreign Securities Fund -- Class 2 Shares, Templeton Global Asset Allocation Fund -- Class 2 Shares, Templeton Global Income Securities Fund -- Class 1 Shares, Templeton Growth Securities Fund -- Class 2 Shares; GE Investments Funds, Inc. -- Core Value Equity Fund -- Class 1 Shares, Income Fund -- Class 1 Shares, International Equity Fund -- Class 1 Shares, Mid-Cap Equity Fund -- Class 1 Shares, Money Market Fund, Premier Growth Equity Fund -- Class 1 Shares, Real Estate Securities Fund -- Class 1 Shares, S&P 500(R) Index Fund, Small-Cap Equity Fund -- Class 1 Shares, Total Return Fund -- Class 1 Shares, Total Return Fund -- Class 3 Shares, U.S. Equity Fund -- Class 1 Shares; Genworth Variable Insurance Trust -- Genworth Calamos Growth Fund, Genworth Columbia Mid Cap Value Fund, Genworth Davis NY Venture Fund, Genworth Eaton Vance Large Cap Value Fund, Genworth Legg Mason Partners Aggressive Growth Fund, Genworth PIMCO StockPLUS Fund, Genworth Putnam International Capital Opportunities Fund, Genworth Thornburg International Value Fund, Genworth Western Asset Management Core Plus Fixed Income Fund; Goldman Sachs Variable Insurance Trust -- Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund; J.P. Morgan Series Trust II -- JPMorgan Bond Portfolio, JPMorgan International Equity Portfolio, JPMorgan Mid Cap Value Portfolio, JPMorgan Small Company Portfolio, JPMorgan U.S. Large Cap Core

Equity Portfolio; Janus Aspen Series -- Balanced Portfolio -- Institutional Shares, Balanced Portfolio -- Service Shares, Flexible Bond Portfolio -- Institutional Shares, Forty Portfolio -- Institutional Shares, Forty Portfolio -- Service Shares, Fundamental Equity Portfolio -- Institutional Shares, Global Life Sciences Portfolio -- Service Shares, Global Technology Portfolio -- Service Shares, International Growth Portfolio -- Institutional Shares, International Growth Portfolio -- Service Shares, Large Cap Growth Portfolio -- Institutional Shares, Large Cap Growth Portfolio -- Service Shares, Mid Cap Growth Portfolio -- Institutional Shares, Mid Cap Growth Portfolio -- Service Shares, Worldwide Growth Portfolio -- Institutional Shares, Worldwide Growth Portfolio -- Service Shares; JPMorgan Insurance Trust -- JPMorgan Insurance Trust Balanced Portfolio -- Class 1, JPMorgan Insurance Trust Core Bond Portfolio -- Class 1, JPMorgan Insurance Trust Diversified Equity Portfolio -- Class 1, JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio -- Class 1, JPMorgan Insurance Trust Equity Index Portfolio -- Class 1, JPMorgan Insurance Trust Government Bond Portfolio -- Class 1, JPMorgan Insurance Trust Intrepid Growth Portfolio -- Class 1, JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class 1; Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II, Legg Mason Partners Variable Capital and Income Portfolio -- Class I, Legg Mason Partners Variable Capital and Income Portfolio -- Class II, Legg Mason Partners Variable Fundamental Value Portfolio -- Class I, Legg Mason Partners Variable Investors Portfolio -- Class I; Legg Mason Partners Variable Income Trust -- Legg Mason Partners Variable Strategic Bond Portfolio -- Class I; MFS(R) Variable Insurance Trust -- MFS(R) Investors Growth Stock Series -- Service Class Shares, MFS(R) Investors Trust Series -- Service Class Shares, MFS(R) New Discovery Series -- Service Class Shares, MFS(R) Strategic Income Series -- Service Class Shares, MFS(R) Total Return Series -- Service Class Shares, MFS(R) Utilities Series -- Service Class Shares; Old Mutual Insurance Series Fund -- Old Mutual Growth II Portfolio, Old Mutual Large Cap Growth Portfolio; Oppenheimer Variable Account Funds -- Oppenheimer Balanced Fund/VA, Oppenheimer Balanced Fund/VA -- Service Shares, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Capital Appreciation Fund/VA -- Service Shares, Oppenheimer Core Bond Fund/VA, Oppenheimer Global Securities Fund/VA -- Service Shares, Oppenheimer High Income Fund/VA, Oppenheimer Main Street Fund/VA -- Service Shares, Oppenheimer Main Street Small Cap Fund/VA -- Service Shares, Oppenheimer MidCap Fund/VA, Oppenheimer MidCap Fund/VA -- Service Shares; PIMCO Variable Insurance Trust -- PIMCO All Asset Portfolio -- Advisor Class Shares, PIMCO Foreign Bond Portfolio (U.S. Dollar- Hedged) -- Administrative Class Shares, PIMCO High Yield Portfolio -- Administrative Class Shares, PIMCO Long-Term U.S. Government Portfolio -- Administrative Class Shares, PIMCO Low Duration Portfolio -- Administrative Class Shares, PIMCO Total Return Portfolio -- Administrative Class Shares; The Prudential Series Fund -- Jennison 20/20 Focus Portfolio -- Class II Shares, Jennison Portfolio -- Class II Shares, Natural Resources Portfolio -- Class II Shares, SP International Growth Portfolio -- Class II Shares, SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares; Rydex Variable Trust -- NASDAQ -- 100(R) Fund; The Universal Institutional Funds, Inc. -- Equity and Income Portfolio -- Class II Shares; Van Kampen Life Investment Trust -- Capital Growth Portfolio -- Class II Shares, Comstock Portfolio -- Class II Shares; XTF Advisors Trust -- ETF 60 Portfolio -- Class II Shares) as of December 31, 2008, the related statements of operations for the year or lesser period then ended, the statements of changes in net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Genworth Life & Annuity VA Separate Account 1 as of December 31, 2008, the results of their operations for the year or lesser period then ended, the changes in their net assets for each of the years or lesser periods in the two year period then ended, and the financial highlights for each of the years or lesser periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Richmond, Virginia
April 3, 2009

                  GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                      Statements of Assets and Liabilities

                                December 31, 2008

                                                            AIM VARIABLE INSURANCE FUNDS
                                                       --------------------------------------
                                                                      AIM V.I.      AIM V.I.
                                                         AIM V.I.      CAPITAL      CAPITAL
                                                       BASIC VALUE  APPRECIATION  DEVELOPMENT
                                                         FUND --       FUND --      FUND --
                                        CONSOLIDATED    SERIES II     SERIES I      SERIES I
                                           TOTAL          SHARES       SHARES        SHARES
                                      -------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)   $ 8,076,277,126   10,639,535   11,734,701      16,950
Dividend receivable                         3,591,786           --           --          --
Receivable for units sold                   2,761,757        3,143           --          --
                                      -------------------------------------------------------
      Total assets                      8,082,630,669   10,642,678   11,734,701      16,950
                                      -------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        374,393          463          498          --
Payable for units withdrawn                 4,215,510           --       18,093          --
                                      -------------------------------------------------------
      Total liabilities                     4,589,903          463       18,591          --
                                      -------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    7,885,139,674   10,642,215   11,716,110      16,950
Variable annuity contract owners in
   the annuitization period               169,984,562           --           --          --
Genworth Life and Annuity (note 4c)        22,916,530           --           --          --
                                      -------------------------------------------------------
Net assets                            $ 8,078,040,766   10,642,215   11,716,110      16,950
                                      =======================================================
Investments in securities at cost     $10,715,134,869   23,497,266   15,991,636      30,616
                                      =======================================================
Shares outstanding                                       2,614,136      694,772       2,137
                                                       ======================================

                                                  AIM VARIABLE INSURANCE FUNDS
                                      ---------------------------------------------------
                                                     AIM V.I.     AIM V.I.     AIM V.I.
                                        AIM V.I.      GLOBAL    GOVERNMENT  INTERNATIONAL
                                      CORE EQUITY  REAL ESTATE  SECURITIES      GROWTH
                                        FUND --      FUND --      FUND --      FUND --
                                        SERIES I    SERIES II    SERIES I     SERIES II
                                         SHARES       SHARES      SHARES       SHARES
                                      ---------------------------------------------------
ASSETS:
Investments at fair value (note 2b)    14,622,319    339,544      22,498      51,250,907
Dividend receivable                            --         --          --              --
Receivable for units sold                      --         --          --              --
                                      ---------------------------------------------------
      Total assets                     14,622,319    339,544      22,498      51,250,907
                                      ---------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        626         17          --           2,399
Payable for units withdrawn                 4,888        426          --         158,238
                                      ---------------------------------------------------
      Total liabilities                     5,514        443          --         160,637
                                      ---------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period   14,616,805    292,214      22,498      49,569,339
Variable annuity contract owners in
   the annuitization period                    --     46,887          --       1,520,931
Genworth Life and Annuity (note 4c)            --         --          --              --
                                      ---------------------------------------------------
Net assets                             14,616,805    339,101      22,498      51,090,270
                                      ===================================================
Investments in securities at cost      18,557,030    485,882      21,694      71,385,885
                                      ===================================================
Shares outstanding                        740,371     37,313       1,724       2,665,154
                                      ===================================================

                 See accompanying notes to financial statements

                                                AIM VARIABLE
                                         INSURANCE FUNDS (CONTINUED)      THE ALGER AMERICAN FUND
                                      --------------------------------  --------------------------
                                                                           ALGER         ALGER
                                       AIM V.I.                           AMERICAN      AMERICAN
                                      LARGE CAP   AIM V.I.    AIM V.I.    LARGECAP      SMALLCAP
                                       GROWTH    TECHNOLOGY  UTILITIES     GROWTH        GROWTH
                                       FUND --     FUND --    FUND --   PORTFOLIO --  PORTFOLIO --
                                       SERIES I   SERIES I    SERIES I     CLASS O       CLASS O
                                        SHARES     SHARES      SHARES      SHARES        SHARES
                                      ------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)    $17,689      6,357      3,477     32,148,920    25,622,649
Dividend receivable                         --         --         --             --            --
Receivable for units sold                   --         --         --             --            --
                                      ------------------------------------------------------------
      Total assets                      17,689      6,357      3,477     32,148,920    25,622,649
                                      ------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       1         --         --          1,287         1,018
Payable for units withdrawn                  1          1          1         68,640         3,136
                                      ------------------------------------------------------------
      Total liabilities                      2          1          1         69,927         4,154
                                      ------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    17,687      6,356      3,476     32,045,658    25,575,498
Variable annuity contract owners in
   the annuitization period                 --         --         --         33,335        42,997
Genworth Life and Annuity (note 4c)         --         --         --             --            --
                                      ------------------------------------------------------------
Net assets                             $17,687      6,356      3,476     32,078,993    25,618,495
                                      ============================================================
Investments in securities at cost      $23,202      9,068      4,972     49,545,044    33,668,029
                                      ============================================================
Shares outstanding                       1,809        759        260      1,214,083     1,457,489
                                      ============================================================

                                       ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                      -------------------------------------------------------
                                      ALLIANCEBERNSTEIN
                                           BALANCED      ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN
                                            WEALTH             GLOBAL           GROWTH AND
                                           STRATEGY          TECHNOLOGY           INCOME
                                         PORTFOLIO --       PORTFOLIO --       PORTFOLIO --
                                           CLASS B            CLASS B            CLASS B
                                      -------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)       16,161,432         3,175,901          70,987,668
Dividend receivable                               --                --                  --
Receivable for units sold                      5,940                --                  --
                                      -------------------------------------------------------
      Total assets                        16,167,372         3,175,901          70,987,668
                                      -------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                           764               131               2,996
Payable for units withdrawn                       --            77,647              40,299
                                      -------------------------------------------------------
      Total liabilities                          764            77,778              43,295
                                      -------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period      14,745,053         3,098,123          70,784,261
Variable annuity contract owners in
   the annuitization period                1,421,555                --             160,112
Genworth Life and Annuity (note 4c)               --                --                  --
                                      -------------------------------------------------------
Net assets                                16,166,608         3,098,123          70,944,373
                                      =======================================================
Investments in securities at cost         20,935,061         4,706,375         115,381,764
                                      =======================================================
Shares outstanding                         1,883,617           297,648           5,473,220
                                      =======================================================

                 See accompanying notes to financial statements

                                                ALLIANCEBERNSTEIN VARIABLE PRODUCTS
                                                   SERIES FUND, INC. (CONTINUED)
                                      -------------------------------------------------------
                                      ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN
                                        INTERNATIONAL        LARGE CAP          SMALL CAP
                                            VALUE              GROWTH             GROWTH
                                         PORTFOLIO --       PORTFOLIO --       PORTFOLIO --
                                           CLASS B            CLASS B            CLASS B
                                      -------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)      $ 68,478,246        14,864,314         4,606,524
Dividend receivable                                --                --                --
Receivable for units sold                          --               793                --
                                      -------------------------------------------------------
      Total assets                         68,478,246        14,865,107         4,606,524
                                      -------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                          3,270               642               188
Payable for units withdrawn                       752                --            15,872
                                      -------------------------------------------------------
      Total liabilities                         4,022               642            16,060
                                      -------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period       66,444,265        14,864,465         4,590,464
Variable annuity contract owners in
   the annuitization period                 2,029,959                --                --
Genworth Life and Annuity (note 4c)                --                --                --
                                      -------------------------------------------------------
Net assets                               $ 68,474,224        14,864,465         4,590,464
                                      =======================================================
Investments in securities at cost        $118,025,326        19,325,073         6,687,067
                                      =======================================================
Shares outstanding                          6,265,164           824,421           557,691
                                      =======================================================

                                                                                        AMERICAN
                                                                                        CENTURY
                                                                                        VARIABLE
                                      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.  PORTFOLIOS II, INC.
                                      ------------------------------------------  -------------------
                                          VP                                               VP
                                      INCOME &        VP          VP       VP           INFLATION
                                       GROWTH   INTERNATIONAL  ULTRA(R)   VALUE        PROTECTION
                                       FUND --     FUND --      FUND --  FUND --         FUND --
                                       CLASS I     CLASS I      CLASS I  CLASS I        CLASS II
                                      ---------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)     88,466    1,909,167     43,316   175,926       85,014,315
Dividend receivable                         --           --         --        --               --
Receivable for units sold                   --           --         --        --               --
                                      ---------------------------------------------------------------
      Total assets                      88,466    1,909,167     43,316   175,926       85,014,315
                                      ---------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       5           95          2         7            5,322
Payable for units withdrawn                 --          855          1         1           57,047
                                      ---------------------------------------------------------------
      Total liabilities                      5          950          3         8           62,369
                                      ---------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    88,461    1,622,486     43,313   162,763       80,870,448
Variable annuity contract owners in
   the annuitization period                 --      285,731         --    13,155        4,081,498
Genworth Life and Annuity (note 4c)         --           --         --        --               --
                                      ---------------------------------------------------------------
Net assets                              88,461    1,908,217     43,313   175,918       84,951,946
                                      ===============================================================
Investments in securities at cost      138,212    2,710,104     68,149   271,055       83,062,567
                                      ===============================================================
Shares outstanding                      18,354      321,409      7,148    37,591        8,587,305
                                      ===============================================================

                 See accompanying notes to financial statements



                                              BLACKROCK VARIABLE SERIES FUNDS, INC.
                                      ------------------------------------------------------


                                       BLACKROCK     BLACKROCK
                                         BASIC         GLOBAL      BLACKROCK     BLACKROCK
                                         VALUE      ALLOCATION     LARGE CAP       VALUE
                                          V.I.          V.I.         GROWTH    OPPORTUNITIES
                                        FUND --       FUND --    V.I. FUND --  V.I. FUND --
                                       CLASS III     CLASS III     CLASS III     CLASS III
                                      ------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)   $ 8,857,056   344,049,750    2,392,262    4,357,703
Dividend receivable                            --            --           --           --
Receivable for units sold                   8,237            --           --           --
                                      ------------------------------------------------------
      Total assets                      8,865,293   344,049,750    2,392,262    4,357,703
                                      ------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        388        17,937           99          188
Payable for units withdrawn                    --        53,443        2,234       12,124
                                      ------------------------------------------------------
      Total liabilities                       388        71,380        2,333       12,312
                                      ------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    8,864,905   321,764,664    2,389,929    4,345,391
Variable annuity contract owners in
   the annuitization period                    --    22,213,706           --           --
Genworth Life and Annuity (note 4c)            --            --           --           --
                                      ------------------------------------------------------
Net assets                            $ 8,864,905   343,978,370    2,389,929    4,345,391
                                      ======================================================
Investments in securities at cost     $14,771,671   417,324,697    3,390,637    9,598,504
                                      ======================================================
Shares outstanding                      1,064,550    30,446,881      320,249      489,080
                                      ======================================================

                                                                                 DREYFUS
                                       COLUMBIA FUNDS VARIABLE                 INVESTMENT
                                          INSURANCE TRUST I        DREYFUS     PORTFOLIOS
                                      -------------------------  -----------  ------------
                                                    COLUMBIA     THE DREYFUS
                                       COLUMBIA     MARSICO        SOCIALLY
                                        MARSICO   INTERNATIONAL  RESPONSIBLE
                                        GROWTH    OPPORTUNITIES     GROWTH       MIDCAP
                                         FUND,        FUND,          FUND,        STOCK
                                       VARIABLE     VARIABLE       INC. --    PORTFOLIO --
                                       SERIES --     SERIES --     INITIAL       INITIAL
                                        CLASS A     CLASS B         SHARES       SHARES
                                      ----------------------------------------------------
ASSETS:
Investments at fair value (note 2b)   32,355,381    64,749,273    3,015,511      86,451
Dividend receivable                           --            --           --          --
Receivable for units sold                     --            --           --          --
                                      ----------------------------------------------------
      Total assets                    32,355,381    64,749,273    3,015,511      86,451
                                      ----------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                     1,390         2,964          125           4
Payable for units withdrawn               50,894       100,360           --          --
                                      ----------------------------------------------------
      Total liabilities                   52,284       103,324          125           4
                                      ----------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period  32,303,097    63,620,878    3,015,386      86,447
Variable annuity contract owners in
   the annuitization period                   --     1,025,071           --          --
Genworth Life and Annuity (note 4c)           --            --           --          --
                                      ----------------------------------------------------
Net assets                            32,303,097    64,645,949    3,015,386      86,447
                                      ====================================================
Investments in securities at cost     42,800,007   112,033,824    4,351,987     171,766
                                      ====================================================
Shares outstanding                     2,405,605     6,196,103      151,838      11,013
                                      ====================================================

                 See accompanying notes to financial statements

                                        DREYFUS                                                           EVERGREEN
                                       VARIABLE                                                            VARIABLE     FEDERATED
                                      INVESTMENT                                  EATON VANCE VARIABLE     ANNUITY      INSURANCE
                                         FUND        DWS VARIABLE SERIES II               TRUST             TRUST        SERIES
                                      ----------  ----------------------------  ------------------------  ---------  --------------
                                                             DWS
                                                    DWS    DREMAN
                                                   DREMAN   SMALL
                                                    HIGH     MID
                                                   RETURN    CAP        DWS                        VT                   FEDERATED
                                                   EQUITY   VALUE   TECHNOLOGY        VT       WORLDWIDE  EVERGREEN     AMERICAN
                                         MONEY     VIP --  VIP --     VIP --    FLOATING-RATE    HEALTH   VA OMEGA       LEADERS
                                        MARKET    CLASS B  CLASS B    CLASS B       INCOME      SCIENCES   FUND --     FUND II --
                                       PORTFOLIO   SHARES  SHARES     SHARES         FUND         FUND     CLASS 2   PRIMARY SHARES
                                      ---------------------------------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)    $797,389    66,777   58,506     6,749      39,596,200   9,183,240  1,252,474    15,009,029
Dividend receivable                         855        --       --        --         255,233          --         --            --
Receivable for units sold                    --        --       --        --              --          --         --            --
                                      ---------------------------------------------------------------------------------------------
      Total assets                      798,244    66,777   58,506     6,749      39,851,433   9,183,240  1,252,474    15,009,029
                                      ---------------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       36         3        2         1           1,983         377         50           590
Payable for units withdrawn                   1        --       --         1          45,350       1,097      2,619         7,331
                                      ---------------------------------------------------------------------------------------------
      Total liabilities                      37         3        2         2          47,333       1,474      2,669         7,921
                                      ---------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    798,207    66,774   58,504     6,747      38,802,929   9,180,207  1,249,805    15,001,108
Variable annuity contract owners in
   the annuitization period                  --        --       --        --       1,001,171       1,559         --            --
Genworth Life and Annuity (note 4c)          --        --       --        --              --          --         --            --
                                      ---------------------------------------------------------------------------------------------
Net assets                             $798,207    66,774   58,504     6,747      39,804,100   9,181,766  1,249,805    15,001,108
                                      =============================================================================================
Investments in securities at cost      $797,302   132,742  112,214    10,496      53,942,253   9,909,003  1,331,883    29,747,304
                                      =============================================================================================
Shares outstanding                      797,389    10,736    7,387     1,197       6,017,660     891,577     87,893     1,843,861
                                      =============================================================================================

                 See accompanying notes to financial statements

                                           FEDERATED INSURANCE SERIES (CONTINUED)
                                      -----------------------------------------------
                                                    FEDERATED   FEDERATED
                                                      HIGH        HIGH
                                                     INCOME      INCOME     FEDERATED
                                       FEDERATED      BOND        BOND      KAUFMANN
                                        CAPITAL    FUND II --  FUND II --  FUND II --
                                         INCOME      PRIMARY     SERVICE     SERVICE
                                        FUND II      SHARES      SHARES      SHARES
                                      -----------------------------------------------
ASSETS:
Investments at fair value (note 2b)   $ 9,074,793  17,434,415  21,893,868  45,923,046
Dividend receivable                            --          --          --          --
Receivable for units sold                      --       9,449          --          --
                                      -----------------------------------------------
      Total assets                      9,074,793  17,443,864  21,893,868  45,923,046
                                      -----------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        349         718         936       2,042
Payable for units withdrawn                24,525          --      12,349      76,381
                                      -----------------------------------------------
      Total liabilities                    24,874         718      13,285      78,423
                                      -----------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    9,047,906  17,443,146  21,880,583  44,823,209
Variable annuity contract owners in
   the annuitization period                 2,013          --          --   1,021,414
Genworth Life and Annuity (note 4c)            --          --          --          --
                                      -----------------------------------------------
Net assets                            $ 9,049,919  17,443,146  21,880,583  45,844,623
                                      ===============================================
Investments in securities at cost     $11,745,441  24,623,880  31,006,988  57,913,713
                                      ===============================================
Shares outstanding                      1,251,696   3,466,087   4,370,034   4,739,220
                                      ===============================================

                                            FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                                      --------------------------------------------------------


                                                       VIP ASSET        VIP
                                        VIP ASSET      MANAGER(SM)    BALANCED          VIP
                                       MANAGER(SM)    PORTFOLIO --  PORTFOLIO --  CONTRAFUND(R)
                                       PORTFOLIO --     SERVICE       SERVICE     PORTFOLIO --
                                      INITIAL CLASS     CLASS 2       CLASS 2     INITIAL CLASS
                                      ---------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)     68,045,612    16,287,451    44,760,601     138,937,830
Dividend receivable                             --            --            --              --
Receivable for units sold                       --            --        37,045              --
                                      ---------------------------------------------------------
      Total assets                      68,045,612    16,287,451    44,797,646     138,937,830
                                      ---------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       2,317           828         2,432           5,404
Payable for units withdrawn                 42,294           562            --         141,495
                                      ---------------------------------------------------------
      Total liabilities                     44,611         1,390         2,432         146,899
                                      ---------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    67,958,437    16,270,530    41,811,156     138,706,232
Variable annuity contract owners in
   the annuitization period                 42,564        15,531     2,984,058          84,699
Genworth Life and Annuity (note 4c)             --            --            --              --
                                      ---------------------------------------------------------
Net assets                              68,001,001    16,286,061    44,795,214     138,790,931
                                      =========================================================
Investments in securities at cost       96,656,634    23,007,533    63,246,499     229,423,740
                                      =========================================================
Shares outstanding                       6,599,962     1,604,675     4,590,831       9,027,799
                                      =========================================================

                 See accompanying notes to financial statements

                                       FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                      ---------------------------------------------------------
                                                          VIP
                                                        DYNAMIC
                                           VIP          CAPITAL                        VIP
                                      CONTRAFUND(R)  APPRECIATION       VIP       EQUITY-INCOME
                                       PORTFOLIO --  PORTFOLIO --  EQUITY-INCOME   PORTFOLIO --
                                         SERVICE        SERVICE     PORTFOLIO --     SERVICE
                                         CLASS 2        CLASS 2    INITIAL CLASS     CLASS 2
                                      ---------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)    $116,774,745    2,370,965    115,327,132     66,664,451
Dividend receivable                              --           --             --             --
Receivable for units sold                    15,946           --             --             --
                                      ---------------------------------------------------------
      Total assets                      116,790,691    2,370,965    115,327,132     66,664,451
                                      ---------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        4,913           99          4,339          2,840
Payable for units withdrawn                      --        6,801         54,368         49,548
                                      ---------------------------------------------------------
      Total liabilities                       4,913        6,900         58,707         52,388
                                      ---------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    116,645,974    2,364,065    115,173,118     66,519,870
Variable annuity contract owners in
   the annuitization period                 139,804           --         95,307         92,193
Genworth Life and Annuity (note 4c)              --           --             --             --
                                      ---------------------------------------------------------
Net assets                             $116,785,778    2,364,065    115,268,425     66,612,063
                                      =========================================================
Investments in securities at cost      $202,300,388    3,731,073    195,700,686    113,370,298
                                      =========================================================
Shares outstanding                        7,712,995      455,955      8,750,162      5,128,035
                                      =========================================================

                                       FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                      ---------------------------------------------------------
                                                          VIP
                                           VIP         GROWTH &         VIP
                                         GROWTH &       INCOME         GROWTH          VIP
                                          INCOME     PORTFOLIO --  OPPORTUNITIES      GROWTH
                                       PORTFOLIO --     SERVICE     PORTFOLIO --   PORTFOLIO --
                                      INITIAL CLASS     CLASS 2    INITIAL CLASS  INITIAL CLASS
                                      ---------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)     26,134,387    14,963,754      7,395,270     63,358,357
Dividend receivable                             --            --             --             --
Receivable for units sold                       --           874             --             --
                                      ---------------------------------------------------------
      Total assets                      26,134,387    14,964,628      7,395,270     63,358,357
                                      ---------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       1,038           629            297          2,371
Payable for units withdrawn                  5,370            --             18         24,333
                                      ---------------------------------------------------------
      Total liabilities                      6,408           629            315         26,704
                                      ---------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    26,124,685    14,963,999      7,380,088     63,313,632
Variable annuity contract owners in
   the annuitization period                  3,294            --         14,867         18,021
Genworth Life and Annuity (note 4c)             --            --             --             --
                                      ---------------------------------------------------------
Net assets                              26,127,979    14,963,999      7,394,955     63,331,653
                                      =========================================================
Investments in securities at cost       40,761,812    22,905,031     12,673,782     94,202,239
                                      =========================================================
Shares outstanding                       2,973,195     1,729,914        740,267      2,692,663
                                      =========================================================

                 See accompanying notes to financial statements


                                                      FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                      --------------------------------------------------------------------------------------
                                                         VIP
                                                      INVESTMENT                                                    VIP
                                           VIP          GRADE                          VIP                         VALUE
                                         GROWTH          BOND            VIP         MID CAP         VIP         STRATEGIES
                                      PORTFOLIO --   PORTFOLIO --      MID CAP    PORTFOLIO --     OVERSEAS     PORTFOLIO --
                                         SERVICE       SERVICE      PORTFOLIO --     SERVICE     PORTFOLIO --     SERVICE
                                         CLASS 2       CLASS 2     INITIAL CLASS     CLASS 2    INITIAL CLASS     CLASS 2
                                      --------------------------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)    $22,620,201    6,326,091        22,373      108,296,041    32,760,296     2,236,760
Dividend receivable                             --           --            --               --            --            --
Receivable for units sold                       --           --            --          264,992            --         2,375
                                      --------------------------------------------------------------------------------------
      Total assets                      22,620,201    6,326,091        22,373      108,561,033    32,760,296     2,239,135
                                      --------------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                         941          283            --            4,495         1,202            92
Payable for units withdrawn                 13,035       16,362            --               --        47,074            --
                                      --------------------------------------------------------------------------------------
      Total liabilities                     13,976       16,645            --            4,495        48,276            92
                                      --------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    22,606,225    6,308,638        22,373      108,552,126    32,658,493     2,239,043
Variable annuity contract owners in
   the annuitization period                     --          808            --            4,412        53,527            --
Genworth Life and Annuity (note 4c)             --           --            --               --            --            --
                                      --------------------------------------------------------------------------------------
Net assets                             $22,606,225    6,309,446        22,373      108,556,538    32,712,020     2,239,043
                                      ======================================================================================
Investments in securities at cost      $33,483,349    6,497,532        31,979      168,261,274    48,047,879     4,495,255
                                      ======================================================================================
Shares outstanding                         970,408      544,414         1,214        5,976,603     2,691,890       450,960
                                      ======================================================================================

                                        FRANKLIN TEMPLETON VARIABLE
                                         INSURANCE PRODUCTS TRUST
                                      ------------------------------
                                                         FRANKLIN
                                         FRANKLIN        LARGE CAP
                                          INCOME          GROWTH
                                        SECURITIES      SECURITIES
                                          FUND --         FUND --
                                      CLASS 2 SHARES  CLASS 2 SHARES
                                      ------------------------------
ASSETS:
Investments at fair value (note 2b)     613,705,424       420,926
Dividend receivable                              --            --
Receivable for units sold                   138,674            --
                                      ------------------------------
      Total assets                      613,844,098       420,926
                                      ------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       33,194            18
Payable for units withdrawn                      --             1
                                      ------------------------------
      Total liabilities                      33,194            19
                                      ------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    588,057,428       361,647
Variable annuity contract owners in
   the annuitization period              25,753,476        59,260
Genworth Life and Annuity (note 4c)              --            --
                                      ------------------------------
Net assets                              613,810,904       420,907
                                      ==============================
Investments in securities at cost       858,700,861       618,741
                                      ==============================
Shares outstanding                       54,118,644        40,088
                                      ==============================

                 See accompanying notes to financial statements

                                      FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CONTINUED)
                                      ----------------------------------------------------------------
                                          FRANKLIN
                                          TEMPLETON
                                             VIP
                                          FOUNDING         MUTUAL         TEMPLETON       TEMPLETON
                                            FUNDS          SHARES          FOREIGN         FOREIGN
                                         ALLOCATION      SECURITIES      SECURITIES      SECURITIES
                                           FUND --         FUND --         FUND --         FUND --
                                       CLASS 2 SHARES  CLASS 2 SHARES  CLASS 1 SHARES  CLASS 2 SHARES
                                      ---------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)     $119,460,391     62,796,753       9,328,755       2,070,025
Dividend receivable                               --             --              --              --
Receivable for units sold                    107,519             --              --              --
                                      ---------------------------------------------------------------
      Total assets                       119,567,910     62,796,753       9,328,755       2,070,025
                                      ---------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                         6,092          2,991             380             102
Payable for units withdrawn                       --         40,082          30,753             746
                                      ---------------------------------------------------------------
      Total liabilities                        6,092         43,073          31,133             848
                                      ---------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     110,709,062     60,232,226       9,286,477       1,777,190
Variable annuity contract owners in
   the annuitization period                8,852,756      2,521,454          11,145         291,987
Genworth Life and Annuity (note 4c)               --             --              --              --
                                      ---------------------------------------------------------------
Net assets                              $119,561,818     62,753,680       9,297,622       2,069,177
                                      ===============================================================
Investments in securities at cost       $173,439,272     72,350,142      13,829,231       2,960,089
                                      ===============================================================
Shares outstanding                        21,294,187      5,330,794         851,941         192,381
                                      ===============================================================

                                                FRANKLIN TEMPLETON VARIABLE           GE INVESTMENTS
                                           INSURANCE PRODUCTS TRUST (CONTINUED)         FUNDS, INC.
                                      ----------------------------------------------  --------------
                                         TEMPLETON       TEMPLETON
                                          GLOBAL          GLOBAL         TEMPLETON
                                           ASSET          INCOME          GROWTH        CORE VALUE
                                        ALLOCATION      SECURITIES      SECURITIES        EQUITY
                                          FUND --         FUND --         FUND --         FUND --
                                      CLASS 2 SHARES  CLASS 1 SHARES  CLASS 2 SHARES  CLASS 1 SHARES
                                      --------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)      121,037         8,287,724      11,612,455      18,366,244
Dividend receivable                           --                --              --              --
Receivable for units sold                     --                --             276              --
                                      --------------------------------------------------------------
      Total assets                       121,037         8,287,724      11,612,731      18,366,244
                                      --------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                         5               311             489             764
Payable for units withdrawn                   --             2,196              --           5,410
                                      --------------------------------------------------------------
      Total liabilities                        5             2,507             489           6,174
                                      --------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     121,032         8,285,217      11,480,660      18,360,070
Variable annuity contract owners in
   the annuitization period                   --                --         131,582              --
Genworth Life and Annuity (note 4c)           --                --              --              --
                                      --------------------------------------------------------------
Net assets                               121,032         8,285,217      11,612,242      18,360,070
                                      ==============================================================
Investments in securities at cost        232,757         7,639,529      19,295,215      26,137,306
                                      ==============================================================
Shares outstanding                        14,290           475,759       1,416,153       2,834,297
                                      ==============================================================

                 See accompanying notes to financial statements

                                                 GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                      -----------------------------------------------------------

                                                       INTERNATIONAL      MID-CAP
                                          INCOME          EQUITY          EQUITY         MONEY
                                          FUND --          FUND --          FUND --      MARKET
                                      CLASS 1 SHARES  CLASS 1 SHARES  CLASS 1 SHARES      FUND
                                      -----------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)     $62,809,958      16,171,219      74,147,090   490,243,722
Dividend receivable                              --              --              --       449,882
Receivable for units sold                        --          14,031              --       764,124
                                      -----------------------------------------------------------
      Total assets                       62,809,958      16,185,250      74,147,090   491,457,728
                                      -----------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        2,514             666           3,070        20,723
Payable for units withdrawn                  62,564              --          54,011            --
                                      -----------------------------------------------------------
      Total liabilities                      65,078             666          57,081        20,723
                                      -----------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     62,744,880      16,184,584      74,061,072   491,377,963
Variable annuity contract owners in
   the annuitization period                      --              --          28,937        59,042
Genworth Life and Annuity (note 4c)              --              --              --            --
                                      -----------------------------------------------------------
Net assets                              $62,744,880      16,184,584      74,090,009   491,437,005
                                      ===========================================================
Investments in securities at cost       $73,366,439      40,708,264     119,454,143   490,243,725
                                      ===========================================================
Shares outstanding                        6,115,867      41,464,663       7,061,628   490,243,722
                                      ===========================================================

                                                 GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                      -----------------------------------------------------------
                                          PREMIER
                                          GROWTH        REAL ESTATE                  SMALL-CAP
                                          EQUITY        SECURITIES     S&P 500(R)       EQUITY
                                          FUND --         FUND --        INDEX        FUND --
                                      CLASS 1 SHARES  CLASS 1 SHARES      FUND     CLASS 1 SHARES
                                      -----------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)      38,742,319      52,721,340   178,647,242     45,575,013
Dividend receivable                              --              --            --             --
Receivable for units sold                        --              --        90,918             --
                                      -----------------------------------------------------------
      Total assets                       38,742,319      52,721,340   178,738,160     45,575,013
                                      -----------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        1,574           2,134         7,123          1,868
Payable for units withdrawn                  23,003           7,191            --         48,537
                                      -----------------------------------------------------------
      Total liabilities                      24,577           9,325         7,123         50,405
                                      -----------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     38,658,667      52,170,914   178,715,471     45,524,608
Variable annuity contract owners in
   the annuitization period                  59,075         541,101        15,566             --
Genworth Life and Annuity (note 4c)              --              --            --             --
                                      -----------------------------------------------------------
Net assets                               38,717,742      52,712,015   178,731,037     45,524,608
                                      ===========================================================
Investments in securities at cost        57,240,441      99,805,698   242,650,340     77,364,173
                                      ===========================================================
Shares outstanding                          833,347       8,161,198    11,165,453      6,092,916
                                      ===========================================================


                 See accompanying notes to financial statements

                                          GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                      ----------------------------------------------



                                       TOTAL RETURN    TOTAL RETURN     U.S. EQUITY
                                          FUND --         FUND --         FUND --
                                      CLASS 1 SHARES  CLASS 3 SHARES  CLASS 1 SHARES
                                      ----------------------------------------------
ASSETS:
Investments at fair value (note 2b)   $  963,972,453     962,083,572    33,579,852
Dividend receivable                               --              --            --
Receivable for units sold                         --         179,567            --
                                      ----------------------------------------------
      Total assets                       963,972,453     962,263,139    33,579,852
                                      ----------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        45,218          52,198         1,357
Payable for units withdrawn                  636,974              --         9,262
                                      ----------------------------------------------
      Total liabilities                      682,192          52,198        10,619
                                      ----------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     962,640,288     915,296,623    33,565,946
Variable annuity contract owners in
   the annuitization period                  649,973      46,914,318         3,287
Genworth Life and Annuity (note 4c)               --              --            --
                                      ----------------------------------------------
Net assets                            $  963,290,261     962,210,941    33,569,233
                                      ==============================================
Investments in securities at cost     $1,243,942,781   1,301,849,600    49,004,061
                                      ==============================================
Shares outstanding                        75,605,683      75,576,086     1,496,428
                                      ==============================================

                                                  GENWORTH VARIABLE INSURANCE TRUST
                                      ---------------------------------------------------------
                                                                                      GENWORTH
                                                  GENWORTH                GENWORTH   LEGG MASON
                                       GENWORTH   COLUMBIA    GENWORTH  EATON VANCE   PARTNERS
                                        CALAMOS    MID CAP    DAVIS NY   LARGE CAP   AGGRESSIVE
                                        GROWTH      VALUE     VENTURE      VALUE       GROWTH
                                         FUND       FUND        FUND        FUND        FUND
                                      ---------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)   3,573,425  20,315,153  3,141,704   50,035,875  59,693,522
Dividend receivable                          --          --         --           --          --
Receivable for units sold                    --          --         --           --          --
                                      ---------------------------------------------------------
      Total assets                    3,573,425  20,315,153  3,141,704   50,035,875  59,693,522
                                      ---------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       14         898         40        2,364       2,838
Payable for units withdrawn                  --      21,611          1       45,987      63,609
                                      ---------------------------------------------------------
      Total liabilities                      14      22,509         41       48,351      66,447
                                      ---------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    334,611  17,242,318    986,208   45,163,039  54,329,762
Variable annuity contract owners in
   the annuitization period                  --   1,019,397         --    2,509,855   3,058,349
Genworth Life and Annuity (note 4c)   3,238,800   2,030,929  2,155,455    2,314,630   2,238,964
                                      ---------------------------------------------------------
Net assets                            3,573,411  20,292,644  3,141,663   49,987,524  59,627,075
                                      =========================================================
Investments in securities at cost     5,335,201  21,455,761  4,016,898   48,842,947  56,626,912
                                      =========================================================
Shares outstanding                      551,659   3,016,982    438,394    6,513,900   8,002,671
                                      =========================================================

                 See accompanying notes to financial statements


                                            GENWORTH VARIABLE INSURANCE TRUST (CONTINUED)
                                      --------------------------------------------------------
                                                      GENWORTH                      GENWORTH
                                                       PUTNAM        GENWORTH    WESTERN ASSET
                                        GENWORTH   INTERNATIONAL    THORNBURG      MANAGEMENT
                                         PIMCO        CAPITAL     INTERNATIONAL    CORE PLUS
                                       STOCKPLUS   OPPORTUNITIES      VALUE       FIXED INCOME
                                          FUND          FUND           FUND           FUND
                                      --------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)   $80,453,153    23,901,445     21,896,039     47,212,249
Dividend receivable                            --            --             --             --
Receivable for units sold                      --            --             --             --
                                      --------------------------------------------------------
      Total assets                     80,453,153    23,901,445     21,896,039     47,212,249
                                      --------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                      3,783         1,016            912          2,361
Payable for units withdrawn                74,285        24,590         20,241         38,544
                                      --------------------------------------------------------
      Total liabilities                    78,068        25,606         21,153         40,905
                                      --------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period   72,627,081    19,492,011     17,115,178     44,598,487
Variable annuity contract owners in
   the annuitization period             4,023,107     1,032,628      1,005,511      2,465,399
Genworth Life and Annuity (note 4c)     3,724,897     3,351,200      3,754,197        107,458
                                      --------------------------------------------------------
Net assets                            $80,375,085    23,875,839     21,874,886     47,171,344
                                      ========================================================
Investments in securities at cost     $85,549,222    23,951,557     21,963,221     44,793,120
                                      ========================================================
Shares outstanding                     11,736,933     3,566,102      2,926,261      4,423,066
                                      ========================================================

                                       GOLDMAN SACHS VARIABLE
                                          INSURANCE TRUST      J.P. MORGAN SERIES TRUST II
                                      -----------------------  ---------------------------

                                        GOLDMAN     GOLDMAN
                                         SACHS       SACHS                     JPMORGAN
                                      GROWTH AND    MID CAP     JPMORGAN    INTERNATIONAL
                                        INCOME       VALUE         BOND         EQUITY
                                         FUND         FUND      PORTFOLIO     PORTFOLIO
                                      ----------------------------------------------------
ASSETS:
Investments at fair value (note 2b)   14,273,740   65,454,380    279,190         91,433
Dividend receivable                           --           --         --             --
Receivable for units sold                     --        4,960         --             --
                                      ----------------------------------------------------
      Total assets                    14,273,740   65,459,340    279,190         91,433
                                      ----------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       601        2,625         12              6
Payable for units withdrawn                8,819           --        599             --
                                      ----------------------------------------------------
      Total liabilities                    9,420        2,625        611              6
                                      ----------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period  14,264,320   65,419,484    278,579         91,427
Variable annuity contract owners in
   the annuitization period                   --       37,231         --             --
Genworth Life and Annuity (note 4c)           --           --         --             --
                                      ----------------------------------------------------
Net assets                            14,264,320   65,456,715    278,579         91,427
                                      ====================================================
Investments in securities at cost     21,132,822  107,412,354    367,452        138,163
                                      ====================================================
Shares outstanding                     1,790,933    7,558,243     32,464         11,530
                                      ====================================================

                 See accompanying notes to financial statements

                                      J.P. MORGAN SERIES TRUST II (CONTINUED)
                                      ---------------------------------------

                                        JPMORGAN    JPMORGAN  JPMORGAN U.S.
                                         MID CAP      SMALL     LARGE CAP
                                          VALUE     COMPANY    CORE EQUITY
                                        PORTFOLIO  PORTFOLIO    PORTFOLIO
                                        -----------------------------------
ASSETS:
Investments at fair value (note 2b)      $129,120    16,250       6,629
Dividend receivable                            --        --          --
Receivable for units sold                      --        --          --
                                        -----------------------------------
      Total assets                        129,120    16,250       6,629
                                        -----------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                          5         1          --
Payable for units withdrawn                    --         1          --
                                        -----------------------------------
      Total liabilities                         5         2          --
                                        -----------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period      129,115    16,248       6,629
Variable annuity contract owners in
   the annuitization period                    --        --          --
Genworth Life and Annuity (note 4c)            --        --          --
                                        -----------------------------------
Net assets                               $129,115    16,248       6,629
                                        ===================================
Investments in securities at cost        $193,855    27,972       9,754
                                        ===================================
Shares outstanding                          6,825     1,651         644
                                        ===================================

                                                                JANUS ASPEN SERIES
                                      -----------------------------------------------------------------------
                                                                     FLEXIBLE
                                        BALANCED       BALANCED        BOND           FORTY         FORTY
                                       PORTFOLIO --  PORTFOLIO --   PORTFOLIO --   PORTFOLIO --  PORTFOLIO --
                                      INSTITUTIONAL    SERVICE     INSTITUTIONAL  INSTITUTIONAL    SERVICE
                                         SHARES         SHARES        SHARES         SHARES         SHARES
                                      -----------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)    122,898,999    129,970,489    21,188,558     49,421,140     77,114,016
Dividend receivable                             --             --            --             --             --
Receivable for units sold                       --             --            --             --             --
                                      -----------------------------------------------------------------------
      Total assets                     122,898,999    129,970,489    21,188,558     49,421,140     77,114,016
                                      -----------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                       4,812          6,210           838          2,005          3,648
Payable for units withdrawn                 99,786         41,745       141,145         10,959         42,848
                                      -----------------------------------------------------------------------
      Total liabilities                    104,598         47,955       141,983         12,964         46,496
                                      -----------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period   122,736,228    126,051,116    21,046,575     49,255,722     74,042,840
Variable annuity contract owners in
   the annuitization period                 58,173      3,871,418            --        152,454      3,024,680
Genworth Life and Annuity (note 4c)             --             --            --             --             --
                                      -----------------------------------------------------------------------
Net assets                             122,794,401    129,922,534    21,046,575     49,408,176     77,067,520
                                      =======================================================================
Investments in securities at cost      131,191,647    144,254,877    21,612,296     60,393,186    105,465,110
                                      =======================================================================
Shares outstanding                       5,366,769      5,472,442     1,823,456      2,151,552      3,394,103
                                      =======================================================================

                 See accompanying notes to financial statements

                                                    JANUS ASPEN SERIES (CONTINUED)
                                      --------------------------------------------------------
                                       FUNDAMENTAL   GLOBAL LIFE     GLOBAL      INTERNATIONAL
                                         EQUITY       SCIENCES     TECHNOLOGY       GROWTH
                                       PORTFOLIO --  PORTFOLIO --  PORTFOLIO --   PORTFOLIO --
                                      INSTITUTIONAL   SERVICE       SERVICE      INSTITUTIONAL
                                         SHARES        SHARES        SHARES          SHARES
                                      --------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)      $12,989       5,865,396     4,662,265     60,080,320
Dividend receivable                           --              --            --             --
Receivable for units sold                     --              --            --        615,442
                                      --------------------------------------------------------
      Total assets                        12,989       5,865,396     4,662,265     60,695,762
                                      --------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        --             241           183          2,357
Payable for units withdrawn                   --           4,459        13,730             --
                                      --------------------------------------------------------
      Total liabilities                       --           4,700        13,913          2,357
                                      --------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period      12,989       5,860,696     4,647,433     60,642,670
Variable annuity contract owners in
   the annuitization period                   --              --           919         50,735
Genworth Life and Annuity (note 4c)           --              --            --             --
                                      --------------------------------------------------------
Net assets                               $12,989       5,860,696     4,648,352     60,693,405
                                      ========================================================
Investments in securities at cost        $24,268       6,652,305     6,712,312     91,396,994
                                      ========================================================
Shares outstanding                         1,261         722,339     1,607,677      2,273,187
                                      ========================================================

                                                    JANUS ASPEN SERIES (CONTINUED)
                                      ---------------------------------------------------------
                                      INTERNATIONAL    LARGE CAP     LARGE CAP       MID CAP
                                         GROWTH         GROWTH        GROWTH         GROWTH
                                       PORTFOLIO --   PORTFOLIO --  PORTFOLIO --   PORTFOLIO --
                                        SERVICE      INSTITUTIONAL    SERVICE     INSTITUTIONAL
                                         SHARES         SHARES         SHARES        SHARES
                                      ---------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)     11,962,130     57,135,658     5,486,813     45,397,137
Dividend receivable                             --             --            --             --
Receivable for units sold                       --             --            --             --
                                      ---------------------------------------------------------
      Total assets                      11,962,130     57,135,658     5,486,813     45,397,137
                                      ---------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                         503          2,246           237          1,740
Payable for units withdrawn                  4,039         44,564           543          6,662
                                      ---------------------------------------------------------
      Total liabilities                      4,542         46,810           780          8,402
                                      ---------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    11,957,588     57,071,068     5,486,033     45,352,531
Variable annuity contract owners in
   the annuitization period                     --         17,780            --         36,204
Genworth Life and Annuity (note 4c)             --             --            --             --
                                      ---------------------------------------------------------
Net assets                              11,957,588     57,088,848     5,486,033     45,388,735
                                      =========================================================
Investments in securities at cost       13,023,763     78,510,906     7,097,171     65,945,158
                                      =========================================================
Shares outstanding                         459,905      3,616,181       352,170      2,135,331
                                      =========================================================

                 See accompanying notes to financial statements

                                            JANUS ASPEN SERIES (CONTINUED)
                                      -----------------------------------------



                                        MID CAP       WORLDWIDE      WORLDWIDE
                                         GROWTH        GROWTH         GROWTH
                                      PORTFOLIO --   PORTFOLIO --  PORTFOLIO --
                                        SERVICE     INSTITUTIONAL    SERVICE
                                         SHARES        SHARES         SHARES
                                      -----------------------------------------
ASSETS:
Investments at fair value (note 2b)    $5,484,504     60,441,998     6,582,934
Dividend receivable                            --             --            --
Receivable for units sold                      --             --           687
                                      -----------------------------------------
      Total assets                      5,484,504     60,441,998     6,583,621
                                      -----------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        246          2,342           268
Payable for units withdrawn                   443         26,589            --
                                      -----------------------------------------
      Total liabilities                       689         28,931           268
                                      -----------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    5,483,815     60,374,231     6,583,353
Variable annuity contract owners in
   the annuitization period                    --         38,836            --
Genworth Life and Annuity (note 4c)            --             --            --
                                      -----------------------------------------
Net assets                             $5,483,815     60,413,067     6,583,353
                                      =========================================
Investments in securities at cost      $7,276,951     95,251,068     9,675,769
                                      =========================================
Shares outstanding                        264,952      3,136,585       344,656
                                      =========================================

                                                            JPMORGAN INSURANCE TRUST
                                      ---------------------------------------------------------------------
                                                                                  JPMORGAN
                                                                    JPMORGAN     INSURANCE
                                        JPMORGAN      JPMORGAN     INSURANCE        TRUST       JPMORGAN
                                       INSURANCE     INSURANCE       TRUST       DIVERSIFIED    INSURANCE
                                         TRUST         TRUST       DIVERSIFIED     MID CAP        TRUST
                                        BALANCED      CORE BOND      EQUITY         GROWTH    EQUITY INDEX
                                      PORTFOLIO --  PORTFOLIO --  PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                        CLASS 1        CLASS 1       CLASS 1       CLASS 1       CLASS 1
                                      --------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)      55,079       1,757,315      757,836       304,567       607,629
Dividend receivable                          --              --           --            --            --
Receivable for units sold                    --             350           --            --            --
                                      --------------------------------------------------------------------
      Total assets                       55,079       1,757,665      757,836       304,567       607,629
                                      --------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        2              82           39            16            31
Payable for units withdrawn                  --              --          412           251           250
                                      --------------------------------------------------------------------
      Total liabilities                       2              82          451           267           281
                                      --------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     55,077       1,579,290      645,744       262,789       516,657
Variable annuity contract owners in
   the annuitization period                  --         178,293      111,641        41,511        90,691
Genworth Life and Annuity (note 4c)          --              --           --            --            --
                                      --------------------------------------------------------------------
Net assets                               55,077       1,757,583      757,385       304,300       607,348
                                      ====================================================================
Investments in securities at cost        67,004       1,781,292      936,248       298,683       735,362
                                      ====================================================================
Shares outstanding                        5,353         160,632       70,562        32,366        76,624
                                      ====================================================================

                 See accompanying notes to financial statements

                                        JPMORGAN INSURANCE TRUST (CONTINUED)
                                      ----------------------------------------
                                        JPMORGAN      JPMORGAN      JPMORGAN
                                        INSURANCE     INSURANCE     INSURANCE
                                          TRUST         TRUST         TRUST
                                       GOVERNMENT     INTREPID      INTREPID
                                          BOND         GROWTH        MID CAP
                                      PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                         CLASS 1       CLASS 1       CLASS 1
                                      ----------------------------------------
ASSETS:
Investments at fair value (note 2b)    $1,658,461      765,580       302,763
Dividend receivable                            --           --            --
Receivable for units sold                     295           --            --
                                      ----------------------------------------
      Total assets                      1,658,756      765,580       302,763
                                      ----------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                         76           40            16
Payable for units withdrawn                    --          345           294
                                      ----------------------------------------
      Total liabilities                        76          385           310
                                      ----------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    1,474,943      653,369       260,672
Variable annuity contract owners in
   the annuitization period               183,737      111,826        41,781
Genworth Life and Annuity (note 4c)            --           --            --
                                      ----------------------------------------
Net assets                             $1,658,680      765,195       302,453
                                      ========================================
Investments in securities at cost      $1,565,299      976,597       404,896
                                      ========================================
Shares outstanding                        139,249       77,645        30,520
                                      ========================================

                                                    LEGG MASON PARTNERS VARIABLE EQUITY TRUST
                                      --------------------------------------------------------------------
                                       LEGG MASON    LEGG MASON    LEGG MASON    LEGG MASON
                                        PARTNERS      PARTNERS      PARTNERS      PARTNERS     LEGG MASON
                                        VARIABLE      VARIABLE      VARIABLE      VARIABLE      PARTNERS
                                       AGGRESSIVE    CAPITAL AND   CAPITAL AND   FUNDAMENTAL    VARIABLE
                                         GROWTH        INCOME        INCOME         VALUE       INVESTORS
                                      PORTFOLIO --  PORTFOLIO --  PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                        CLASS II       CLASS I      CLASS II       CLASS I       CLASS I
                                      --------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)     5,736,674     5,294,156     6,716,534     8,417,128    12,553,503
Dividend receivable                            --            --            --            --            --
Receivable for units sold                      --            --            --            --         2,941
                                      --------------------------------------------------------------------
      Total assets                      5,736,674     5,294,156     6,716,534     8,417,128    12,556,444
                                      --------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        255           214           376           369           497
Payable for units withdrawn                   460         1,713         1,139         1,304            --
                                      --------------------------------------------------------------------
      Total liabilities                       715         1,927         1,515         1,673           497
                                      --------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    5,735,959     5,292,229     6,439,653     8,415,455    12,532,671
Variable annuity contract owners in
   the annuitization period                    --            --       275,366            --        23,276
Genworth Life and Annuity (note 4c)            --            --            --            --            --
                                      --------------------------------------------------------------------
Net assets                              5,735,959     5,292,229     6,715,019     8,415,455    12,555,947
                                      ====================================================================
Investments in securities at cost       8,513,739     9,431,434    11,468,030    14,235,228    16,516,123
                                      ====================================================================
Shares outstanding                        592,632       679,609       859,992       627,208     1,235,581
                                      ====================================================================

                 See accompanying notes to financial statements

                                       LEGG MASON
                                        PARTNERS
                                        VARIABLE
                                         INCOME
                                          TRUST           MFS(R) VARIABLE INSURANCE TRUST
                                      ------------  -------------------------------------------
                                       LEGG MASON
                                        PARTNERS        MFS(R)         MFS(R)
                                        VARIABLE      INVESTORS      INVESTORS        MFS(R)
                                        STRATEGIC    GROWTH STOCK      TRUST      NEW DISCOVERY
                                          BOND        SERIES --      SERIES --      SERIES --
                                      PORTFOLIO --  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                         CLASS I        SHARES         SHARES         SHARES
                                      ---------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)    $15,425,525    11,420,401     10,754,208     15,123,469
Dividend receivable                             --            --             --             --
Receivable for units sold                       --         3,251             --         18,106
                                      ---------------------------------------------------------
      Total assets                      15,425,525    11,423,652     10,754,208     15,141,575
                                      ---------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                         643           492            440            622
Payable for units withdrawn                  2,970            --          8,754             --
                                      ---------------------------------------------------------
      Total liabilities                      3,613           492          9,194            622
                                      ---------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    15,421,912    11,419,931     10,745,014     15,138,970
Variable annuity contract owners in
   the annuitization period                     --         3,229             --          1,983
Genworth Life and Annuity (note 4c)             --            --             --             --
                                      ---------------------------------------------------------
Net assets                             $15,421,912    11,423,160     10,745,014     15,140,953
                                      =========================================================
Investments in securities at cost      $20,523,460    14,933,625     12,741,253     25,192,717
                                      =========================================================
Shares outstanding                       2,024,347     1,643,223        738,613      1,888,074
                                      =========================================================


                                                                                   OLD MUTUAL
                                                                                    INSURANCE
                                                                                     SERIES
                                            MFS(R) VARIABLE INSURANCE TRUST           FUND
                                      -------------------------------------------  ----------

                                          MFS(R)
                                        STRATEGIC        MFS(R)         MFS(R)
                                          INCOME      TOTAL RETURN    UTILITIES
                                        SERIES --      SERIES --      SERIES --    OLD MUTUAL
                                      SERVICE CLASS  SERVICE CLASS  SERVICE CLASS   GROWTH II
                                          SHARES         SHARES         SHARES      PORTFOLIO
                                      -------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)      386,594       59,784,195     36,303,193       --
Dividend receivable                           --               --             --       --
Receivable for units sold                     25               --             --       --
                                      -------------------------------------------------------
      Total assets                       386,619       59,784,195     36,303,193       --
                                      -------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        20            3,204          1,535       --
Payable for units withdrawn                   --           34,900        637,163       --
                                      -------------------------------------------------------
      Total liabilities                       20           38,104        638,698       --
                                      -------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     351,233       57,764,724     35,664,495       --
Variable annuity contract owners in
   the annuitization period               35,366        1,981,367             --       --
Genworth Life and Annuity (note 4c)           --               --             --       --
                                      -------------------------------------------------------
Net assets                               386,599       59,746,091     35,664,495       --
                                      =======================================================
Investments in securities at cost        394,496       76,918,307     51,765,745       --
                                      =======================================================
Shares outstanding                        44,953        3,922,847      2,015,724       --
                                      =======================================================

                 See accompanying notes to financial statements

                                       OLD MUTUAL
                                       INSURANCE
                                      SERIES FUND
                                      (CONTINUED)      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                      -----------  -----------------------------------------

                                       OLD MUTUAL                 OPPENHEIMER    OPPENHEIMER
                                       LARGE CAP   OPPENHEIMER     BALANCED        CAPITAL
                                         GROWTH      BALANCED     FUND/VA --    APPRECIATION
                                       PORTFOLIO     FUND/VA    SERVICE SHARES     FUND/VA
                                      ------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)       $--       20,730,696    31,984,828     39,316,328
Dividend receivable                        --               --            --             --
Receivable for units sold                  --               --        50,062             --
                                      ------------------------------------------------------
      Total assets                         --       20,730,696    32,034,890     39,316,328
                                      ------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                     --              773         1,701          1,474
Payable for units withdrawn                --           12,055            --         70,327
                                      ------------------------------------------------------
      Total liabilities                    --           12,828         1,701         71,801
                                      ------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period       --       20,717,868    31,419,898     39,217,700
Variable annuity contract owners in
   the annuitization period                --               --       613,291         26,827
Genworth Life and Annuity (note 4c)        --               --            --             --
                                      ------------------------------------------------------
Net assets                                $--       20,717,868    32,033,189     39,244,527
                                      ======================================================
Investments in securities at cost         $--       37,263,548    54,740,974     55,337,375
                                      ======================================================
Shares outstanding                         --        2,453,337     3,816,805      1,531,606
                                      ======================================================




                                                  OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                      ---------------------------------------------------------
                                        OPPENHEIMER                 OPPENHEIMER
                                          CAPITAL                      GLOBAL
                                       APPRECIATION   OPPENHEIMER    SECURITIES     OPPENHEIMER
                                        FUND/VA --     CORE BOND     FUND/VA --     HIGH INCOME
                                      SERVICE SHARES    FUND/VA    SERVICE SHARES     FUND/VA
                                      ---------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)      7,300,128     23,158,794     88,094,383     7,379,021
Dividend receivable                             --             --             --            --
Receivable for units sold                       --             --             --         5,961
                                      ---------------------------------------------------------
      Total assets                       7,300,128     23,158,794     88,094,383     7,384,982
                                      ---------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                         303            937          3,915           279
Payable for units withdrawn                 12,798         47,752         83,657            --
                                      ---------------------------------------------------------
      Total liabilities                     13,101         48,689         87,572           279
                                      ---------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     7,253,543     23,100,111     86,474,035     7,377,535
Variable annuity contract owners in
   the annuitization period                 33,484          9,994      1,532,776         7,168
Genworth Life and Annuity (note 4c)             --             --             --            --
                                      ---------------------------------------------------------
Net assets                               7,287,027     23,110,105     88,006,811     7,384,703
                                      =========================================================
Investments in securities at cost       10,852,881     36,828,188    112,348,915    33,776,436
                                      =========================================================
Shares outstanding                         287,180      3,590,511      4,400,319     4,670,267
                                      =========================================================

                 See accompanying notes to financial statements

                                              OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                      -----------------------------------------------------------


                                                        OPPENHEIMER
                                        OPPENHEIMER     MAIN STREET                  OPPENHEIMER
                                        MAIN STREET      SMALL CAP    OPPENHEIMER       MIDCAP
                                         FUND/VA --       FUND/VA --     MIDCAP      FUND/VA --
                                      SERVICE SHARES  SERVICE SHARES    FUND/VA    SERVICE SHARES
                                      -----------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)    $ 94,402,259     34,042,594     23,825,250     2,004,526
Dividend receivable                              --            --              --            --
Receivable for units sold                        --        319,430             --         4,079
                                      -----------------------------------------------------------
      Total assets                       94,402,259     34,362,024     23,825,250     2,008,605
                                      -----------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        4,441          1,497            866            82
Payable for units withdrawn                  67,813             --         41,716            --
                                      -----------------------------------------------------------
      Total liabilities                      72,254          1,497         42,582            82
                                      -----------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     90,703,430     33,795,259     23,754,686     2,008,523
Variable annuity contract owners in
   the annuitization period               3,626,575        565,268         27,982            --
Genworth Life and Annuity (note 4c)              --             --             --            --
                                      -----------------------------------------------------------
Net assets                             $ 94,330,005     34,360,527     23,782,668     2,008,523
                                      ===========================================================
Investments in securities at cost      $101,865,300     48,458,990     39,886,580     3,331,095
                                      ===========================================================
Shares outstanding                        6,546,620      3,229,848        865,114        74,159
                                      ===========================================================

                                                      PIMCO VARIABLE INSURANCE TRUST
                                      --------------------------------------------------------------
                                                         PIMCO
                                                      FOREIGN BOND                       PIMCO
                                          PIMCO        PORTFOLIO         PIMCO          LONG-TERM
                                        ALL ASSET    (U.S. DOLLAR-     HIGH YIELD    U.S. GOVERNMENT
                                       PORTFOLIO --     HEDGED) --    PORTFOLIO --     PORTFOLIO --
                                      ADVISOR CLASS  ADMINISTRATIVE  ADMINISTRATIVE   ADMINISTRATIVE
                                          SHARES      CLASS SHARES    CLASS SHARES     CLASS SHARES
                                      --------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)     9,601,524       5,527,306      76,922,897       87,840,531
Dividend receivable                            --          11,739         605,599          273,169
Receivable for units sold                   6,055             --           46,947               --
                                      --------------------------------------------------------------
      Total assets                      9,607,579       5,539,045      77,575,443       88,113,700
                                      --------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        398             234           3,514            3,944
Payable for units withdrawn                    --          37,885              --           61,611
                                      --------------------------------------------------------------
      Total liabilities                       398          38,119           3,514           65,555
                                      --------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    9,607,181       5,500,926      76,475,665       87,059,097
Variable annuity contract owners in
   the annuitization period                    --              --       1,096,264          989,048
Genworth Life and Annuity (note 4c)            --              --              --               --
                                      --------------------------------------------------------------
Net assets                              9,607,181       5,500,926      77,571,929       88,048,145
                                      ==============================================================
Investments in securities at cost      11,200,701       5,820,471      94,708,521       78,854,149
                                      ==============================================================
Shares outstanding                      1,040,252         576,963      13,590,618        7,182,382
                                      ==============================================================

                 See accompanying notes to financial statements

                                              PIMCO VARIABLE
                                        INSURANCE TRUST (CONTINUED)
                                      ------------------------------
                                           PIMCO           PIMCO
                                       LOW DURATION    TOTAL RETURN
                                        PORTFOLIO --    PORTFOLIO --
                                      ADMINISTRATIVE  ADMINISTRATIVE
                                       CLASS SHARES    CLASS SHARES
                                      ------------------------------
ASSETS:
Investments at fair value (note 2b)    $193,275,799    322,648,213
Dividend receivable                         779,460      1,215,849
Receivable for units sold                        --             --
                                      ------------------------------
      Total assets                      194,055,259    323,864,062
                                      ------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                        9,532         14,039
Payable for units withdrawn                   8,020         99,057
                                      ------------------------------
      Total liabilities                      17,552        113,096
                                      ------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period    185,846,413    321,280,721
Variable annuity contract owners in
   the annuitization period               8,191,294      2,470,245
Genworth Life and Annuity (note 4c)              --             --
                                      ------------------------------
Net assets                             $194,037,707    323,750,966
                                      ==============================
Investments in securities at cost      $200,726,447    323,587,291
                                      ==============================
Shares outstanding                       19,966,508     31,294,686
                                      ==============================


                                                                  THE PRUDENTIAL SERIES FUND
                                      -----------------------------------------------------------------------------------
                                                                                               SP          SP PRUDENTIAL
                                          JENNISON                          NATURAL       INTERNATIONAL    U.S. EMERGING
                                         20/20 FOCUS        JENNISON       RESOURCES          GROWTH          GROWTH
                                        PORTFOLIO --      PORTFOLIO --    PORTFOLIO --      PORTFOLIO --    PORTFOLIO --
                                      CLASS II SHARES  CLASS II SHARES  CLASS II SHARES  CLASS II SHARES  CLASS II SHARES
                                      -----------------------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)       9,978,918        2,330,987       26,585,428         61,230            16,210
Dividend receivable                              --               --               --             --                --
Receivable for units sold                       685              363               --             --                --
                                      -----------------------------------------------------------------------------------
      Total assets                        9,979,603        2,331,350       26,585,428         61,230            16,210
                                      -----------------------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                          419              105            1,188              3                 1
Payable for units withdrawn                      --               --           12,524             --                 1
                                      -----------------------------------------------------------------------------------
      Total liabilities                         419              105           13,712              3                 2
                                      -----------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period      9,978,425        2,331,245       26,042,498         61,227            16,208
Variable annuity contract owners in
   the annuitization period                     759               --          529,218             --                --
Genworth Life and Annuity (note 4c)              --               --               --             --                --
                                      -----------------------------------------------------------------------------------
Net assets                                9,979,184        2,331,245       26,571,716         61,227            16,208
                                      ===================================================================================
Investments in securities at cost        15,398,825        3,099,014       47,766,971        129,415            23,906
                                      ===================================================================================
Shares outstanding                        1,101,426          161,202        1,129,372         18,169             3,651
                                      ===================================================================================
                                          RYDEX
                                      VARIABLE TRUST
                                      --------------



                                       NASDAQ-100(R)
                                            FUND
                                      --------------
ASSETS:
Investments at fair value (note 2b)      4,722,315
Dividend receivable                             --
Receivable for units sold                   38,215
                                      --------------
      Total assets                       4,760,530
                                      --------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                         202
Payable for units withdrawn                     --
                                      --------------
      Total liabilities                        202
                                      --------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period     4,760,328
Variable annuity contract owners in
   the annuitization period                     --
Genworth Life and Annuity (note 4c)             --
                                      --------------
Net assets                               4,760,328
                                      ==============
Investments in securities at cost        6,623,419
                                      ==============
Shares outstanding                         449,744
                                      ==============

                 See accompanying notes to financial statements

                                       THE UNIVERSAL
                                       INSTITUTIONAL             VAN KAMPEN LIFE                XTF
                                        FUNDS, INC.              INVESTMENT TRUST          ADVISORS TRUST
                                      ---------------  ---------------------------------  ---------------
                                         EQUITY AND        CAPITAL
                                           INCOME           GROWTH         COMSTOCK           ETF 60
                                         PORTFOLIO --     PORTFOLIO --      PORTFOLIO --    PORTFOLIO --
                                      CLASS II SHARES  CLASS II SHARES  CLASS II SHARES   CLASS II SHARES
                                      -------------------------------------------------------------------
ASSETS:
Investments at fair value (note 2b)     $ 9,221,395        4,977,051        51,788,527           --
Dividend receivable                              --               --                --           --
Receivable for units sold                        --               --                --           --
                                      -------------------------------------------------------------------
      Total assets                        9,221,395        4,977,051        51,788,527           --
                                      -------------------------------------------------------------------
LIABILITIES:
Accrued expenses payable to
   affiliate (note 4b)                          514              206             2,281           --
Payable for units withdrawn                  51,084            4,764            22,095           --
                                      -------------------------------------------------------------------
      Total liabilities                      51,598            4,970            24,376           --
                                      -------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE TO:
Variable deferred annuity contract
   owners in the accumulation period      8,734,199        4,972,081        51,761,261           --
Variable annuity contract owners in
   the annuitization period                 435,598               --             2,890           --
Genworth Life and Annuity (note 4c)              --               --               --            --
                                      -------------------------------------------------------------------
Net assets                              $ 9,169,797        4,972,081        51,764,151           --
                                      ===================================================================
Investments in securities at cost       $11,188,050        7,557,958        78,181,739           --
                                      ===================================================================
Shares outstanding                          856,211          294,326         6,300,307           --
                                      ===================================================================

                 See accompanying notes to financial statements

                  GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                            Statements of Operations

                                                                                     AIM
                                                                          VARIABLE INSURANCE FUNDS
                                                                         ---------------------------
                                                                                         AIM V.I.
                                                                            AIM V.I.     CAPITAL
                                                                          BASIC VALUE  APPRECIATION
                                                                             FUND --      FUND --
                                                           CONSOLIDATED    SERIES II     SERIES I
                                                              TOTAL         SHARES       SHARES
                                                         -------------------------------------------
                                                                YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $   303,976,856      435,941            --
   Mortality and expense risk and administrative
      charges (note 4a)                                      173,773,260      302,711       289,856
                                                         -------------------------------------------
Net investment income (expense)                              130,203,596      133,230      (289,856)
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 (751,021,426)  (2,008,701)       83,385
   Change in unrealized appreciation (depreciation)       (3,501,199,090) (13,972,955)  (10,001,670)
   Capital gain distributions                                256,260,930    3,176,931            --
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments    (3,995,959,586) (12,804,725)   (9,918,285)
                                                         -------------------------------------------
Increase (decrease) in net assets from operations        $(3,865,755,990) (12,671,495)  (10,208,141)
                                                         ===========================================

                                                              AIM VARIABLE INSURANCE FUNDS
                                                         -------------------------------------
                                                          AIM V.I.                   AIM V.I.
                                                          CAPITAL       AIM V.I.     GLOBAL
                                                         DEVELOPMENT  CORE EQUITY  REAL ESTATE
                                                           FUND --       FUND --     FUND --
                                                          SERIES I      SERIES I    SERIES II
                                                           SHARES        SHARES       SHARES
                                                         -------------------------------------
                                                              YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                                357        420,663     37,350
   Mortality and expense risk and administrative
      charges (note 4a)                                        162        317,959      4,585
                                                         -------------------------------------
Net investment income (expense)                                195        102,704     32,765
                                                         -------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                   (480)       (77,231)   (89,646)
   Change in unrealized appreciation (depreciation)        (15,917)    (7,213,621)  (100,543)
   Capital gain distributions                                2,843             --     42,307
                                                         -------------------------------------
Net realized and unrealized gain (loss) on investments     (13,554)    (7,290,852)  (147,882)
                                                         -------------------------------------
Increase (decrease) in net assets from operations          (13,359)    (7,188,148)  (115,117)
                                                         =====================================

                 See accompanying notes to financial statements

                                                                                                                        THE ALGER
                                                                   AIM VARIABLE INSURANCE FUNDS (CONTINUED)           AMERICAN FUND
                                                         -----------------------------------------------------------  -------------
                                                                                                                          ALGER
                                                          AIM V.I.      AIM V.I.     AIM V.I.                            AMERICAN
                                                         GOVERNMENT  INTERNATIONAL  LARGE CAP   AIM V.I.    AIM V.I.     LARGECAP
                                                         SECURITIES      GROWTH       GROWTH   TECHNOLOGY  UTILITIES     GROWTH
                                                           FUND --      FUND --      FUND --     FUND --    FUND --    PORTFOLIO --
                                                          SERIES I     SERIES II     SERIES I   SERIES I    SERIES I     CLASS O
                                                           SHARES        SHARES       SHARES     SHARES      SHARES       SHARES
                                                         --------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31, 2008
                                                         --------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                            $  787         405,864          3         --        129         124,704
   Mortality and expense risk and administrative
      charges (note 4a)                                       142       1,480,881        357         69         32         802,404
                                                         --------------------------------------------------------------------------
Net investment income (expense)                               645      (1,075,017)      (354)       (69)        97        (677,700)
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                   782     (21,419,236)       121          1        (32)     (1,020,323)
   Change in unrealized appreciation (depreciation)           979     (28,473,284)   (11,523)    (5,094)    (2,139)    (30,086,377)
   Capital gain distributions                                  --         908,027         --         --        462              --
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments      1,761     (48,984,493)   (11,402)    (5,093)    (1,709)    (31,106,700)
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets from operations          $2,406     (50,059,510)   (11,756)    (5,162)    (1,612)    (31,784,400)
                                                         ==========================================================================

                 See accompanying notes to financial statements

                                                           THE ALGER
                                                           AMERICAN
                                                             FUND       ALLIANCEBERNSTEIN VARIABLE PRODUCTS
                                                          (CONTINUED)            SERIES FUND, INC.
                                                         ------------  ------------------------------------
                                                             ALGER
                                                           AMERICAN    ALLIANCEBERNSTEIN
                                                           SMALLCAP         BALANCED      ALLIANCEBERNSTEIN
                                                            GROWTH           WEALTH             GLOBAL
                                                         PORTFOLIO --       STRATEGY          TECHNOLOGY
                                                            CLASS O       PORTFOLIO --       PORTFOLIO --
                                                            SHARES          CLASS B            CLASS B
                                                         --------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31, 2008
                                                         --------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $         --        435,619                 --
   Mortality and expense risk and administrative
      charges (note 4a)                                       637,075        259,322             69,559
                                                         --------------------------------------------------
Net investment income (expense)                              (637,075)       176,297            (69,559)
                                                         --------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 2,088,139     (1,213,550)          (489,929)
   Change in unrealized appreciation (depreciation)       (28,796,154)    (4,705,150)        (2,412,520)
   Capital gain distributions                                 616,947        286,892                 --
                                                         --------------------------------------------------
Net realized and unrealized gain (loss) on investments    (26,091,068)    (5,631,808)        (2,902,449)
                                                         --------------------------------------------------
Increase (decrease) in net assets
   from operations                                       $(26,728,143)    (5,455,511)        (2,972,008)
                                                         ==================================================




                                                           ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                                         -------------------------------------------------------


                                                         ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN  ALLIANCEBERNSTEIN
                                                             GROWTH AND       INTERNATIONAL        LARGE CAP
                                                               INCOME             VALUE              GROWTH
                                                            PORTFOLIO --       PORTFOLIO --       PORTFOLIO --
                                                              CLASS B            CLASS B            CLASS B
                                                         -------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                               4,628,833          3,452,672                 --
   Mortality and expense risk and administrative
      charges (note 4a)                                       1,667,652          3,004,806            348,147
                                                         -------------------------------------------------------
Net investment income (expense)                               2,961,181            447,866           (348,147)
                                                         -------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                  (9,412,542)       (96,941,416)           (72,512)
   Change in unrealized appreciation (depreciation)         (66,723,036)       (54,775,978)       (10,586,164)
   Capital gain distributions                                17,130,860          8,477,020                 --
                                                         -------------------------------------------------------
Net realized and unrealized gain (loss) on investments      (59,004,718)      (143,240,374)       (10,658,676)
                                                         -------------------------------------------------------
Increase (decrease) in net assets
   from operations                                          (56,043,537)      (142,792,508)       (11,006,823)
                                                         =======================================================

                 See accompanying notes to financial statements

                                                         ALLIANCEBERNSTEIN
                                                              VARIABLE                                                   AMERICAN
                                                              PRODUCTS                                                    CENTURY
                                                               SERIES                                                    VARIABLE
                                                             FUND, INC.                                                 PORTFOLIOS
                                                            (CONTINUED)     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.   II, INC.
                                                         -----------------  ------------------------------------------  ----------
                                                         ALLIANCEBERNSTEIN     VP                                           VP
                                                             SMALL CAP      INCOME &        VP          VP        VP    INFLATION
                                                              GROWTH         GROWTH   INTERNATIONAL  ULTRA(R)   VALUE   PROTECTION
                                                            PORTFOLIO --     FUND --     FUND --      FUND --  FUND --    FUND --
                                                              CLASS B        CLASS I     CLASS I      CLASS I  CLASS I   CLASS II
                                                         -------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                             $        --       2,232        22,881         --    14,595    526,193
   Mortality and expense risk and administrative
      charges (note 4a)                                         101,181       2,022        52,114      1,016     3,038    392,536
                                                         -------------------------------------------------------------------------
Net investment income (expense)                                (101,181)        210       (29,233)    (1,016)   11,557    133,657
                                                         -------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                  (1,116,850)     (4,047)     (773,617)      (264)  (18,932)  (154,504)
   Change in unrealized appreciation (depreciation)          (2,904,542)    (56,791)   (1,176,740)   (36,472)  (73,958) 1,816,412
   Capital gain distributions                                        --      13,372       268,768      8,680    14,184         --
                                                         -------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments       (4,021,392)    (47,466)   (1,681,589)   (28,056)  (78,706) 1,661,908
                                                         -------------------------------------------------------------------------
Increase (decrease) in net assets from operations           $(4,122,573)    (47,256)   (1,710,822)   (29,072)  (67,149) 1,795,565
                                                         =========================================================================

                 See accompanying notes to financial statements


                                                                  BLACKROCK VARIABLE SERIES FUNDS, INC.
                                                         -------------------------------------------------------



                                                                         BLACKROCK     BLACKROCK     BLACKROCK
                                                           BLACKROCK      GLOBAL       LARGE CAP       VALUE
                                                          BASIC VALUE   ALLOCATION       GROWTH    OPPORTUNITIES
                                                         V.I. FUND --  V.I. FUND --  V.I. FUND --  V.I. FUND --
                                                           CLASS III     CLASS III     CLASS III     CLASS III
                                                         -------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $   255,487     9,209,127         7,793       193,283
   Mortality and expense risk and administrative
      charges (note 4a)                                      197,169     6,836,281        46,540        96,574
                                                         -------------------------------------------------------
Net investment income (expense)                               58,318     2,372,846       (38,747)       96,709
                                                         -------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                               (2,386,181)  (25,428,483)     (284,019)   (3,139,540)
   Change in unrealized appreciation (depreciation)       (3,520,316)  (69,346,094)   (1,251,518)        4,600
   Capital gain distributions                                132,402     1,666,320            --        76,574
                                                         -------------------------------------------------------
Net realized and unrealized gain (loss) on investments    (5,774,095)  (93,108,257)   (1,535,537)   (3,058,366)
                                                         -------------------------------------------------------
Increase (decrease) in net assets from operations        $(5,715,777)  (90,735,411)   (1,574,284)   (2,961,657)
                                                         =======================================================

                                                                COLUMBIA FUNDS
                                                          VARIABLE INSURANCE TRUST I
                                                         ----------------------------
                                                                           COLUMBIA
                                                                           MARSICO
                                                           COLUMBIA     INTERNATIONAL
                                                            MARSICO     OPPORTUNITIES
                                                          GROWTH FUND,      FUND,
                                                            VARIABLE       VARIABLE
                                                            SERIES --     SERIES --
                                                            CLASS A        CLASS B
                                                         ----------------------------
                                                         YEAR ENDED DECEMBER 31, 2008
                                                         ----------------------------
Investment income and expense:
   Income -- Ordinary dividends                               150,756     13,057,635
   Mortality and expense risk and administrative
      charges (note 4a)                                       760,328      2,106,122
                                                         ----------------------------
Net investment income (expense)                              (609,572)    10,951,513
                                                         ----------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                   265,504    (38,957,932)
   Change in unrealized appreciation (depreciation)       (23,945,989)   (71,648,938)
   Capital gain distributions                                      --     13,656,501
                                                         ----------------------------
Net realized and unrealized gain (loss) on investments    (23,680,485)   (96,950,369)
                                                         ----------------------------
Increase (decrease) in net assets from operations         (24,290,057)   (85,998,856)
                                                         ============================

                 See accompanying notes to financial statements

                                                                                         DREYFUS
                                                                            DREYFUS     VARIABLE
                                                                          INVESTMENT   INVESTMENT
                                                             DREYFUS      PORTFOLIOS      FUND          DWS VARIABLE SERIES II
                                                         --------------  ------------  ----------  --------------------------------
                                                                                                     DWS      DWS
                                                                                                   DREMAN   DREMAN
                                                           THE DREYFUS                              HIGH     SMALL
                                                            SOCIALLY        MIDCAP                 RETURN   MID CAP
                                                           RESPONSIBLE       STOCK                 EQUITY    VALUE         DWS
                                                             GROWTH      PORTFOLIO --     MONEY     VIP --   VIP --    TECHNOLOGY
                                                          FUND, INC. --     INITIAL      MARKET    CLASS B  CLASS B       VIP --
                                                         INITIAL SHARES     SHARES     PORTFOLIO    SHARES  SHARES   CLASS B SHARES
                                                         --------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31, 2008
                                                         --------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                           $    31,321        8,685       14,808      7,112    7,587          --
   Mortality and expense risk and administrative
      charges (note 4a)                                        63,495        1,825       10,759      1,758    1,117         138
                                                         --------------------------------------------------------------------------
Net investment income (expense)                               (32,174)       6,860        4,049      5,354    6,470        (138)
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                   (53,331)      (2,198)          --    (14,706)  (9,881)          1
   Change in unrealized appreciation (depreciation)        (1,634,030)     (74,044)          (1)   (65,820) (50,344)     (5,498)
   Capital gain distributions                                      --       10,604           --     16,026   25,381          --
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (1,687,361)     (65,638)          (1)   (64,500) (34,844)     (5,497)
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets from operations         $(1,719,535)     (58,778)       4,048    (59,146) (28,374)     (5,635)
                                                         ==========================================================================

                 See accompanying notes to financial statements

                                                                                    EVERGREEN
                                                                                    VARIABLE
                                                                 EATON VANCE         ANNUITY
                                                               VARIABLE TRUST         TRUST         FEDERATED INSURANCE SERIES
                                                         ------------------------- ----------  ------------------------------------
                                                                                                                         FEDERATED
                                                                                                 FEDERATED                 HIGH
                                                                            VT                   AMERICAN                 INCOME
                                                                         WORLDWIDE  EVERGREEN     LEADERS    FEDERATED     BOND
                                                              VT          HEALTH    VA OMEGA    FUND II --    CAPITAL   FUND II --
                                                         FLOATING-RATE   SCIENCES    FUND --      PRIMARY     INCOME      PRIMARY
                                                          INCOME FUND      FUND      CLASS 2      SHARES      FUND II     SHARES
                                                         --------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31, 2008
                                                         --------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                           $  3,617,593          --         --    1,500,405     737,907   2,662,042
   Mortality and expense risk and administrative
      charges (note 4a)                                      1,122,238     151,972     20,428      328,259     175,554     382,297
                                                         --------------------------------------------------------------------------
Net investment income (expense)                              2,495,355    (151,972)   (20,428)   1,172,146     562,353   2,279,745
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 (9,128,769)   (337,901)  (609,385)  (4,594,402)   (688,420) (2,669,995)
   Change in unrealized appreciation (depreciation)        (12,343,720) (1,773,454)  (181,555) (11,675,387) (2,632,670) (6,661,922)
   Capital gain distributions                                       --   1,087,048         --    5,771,902          --          --
                                                         --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (21,472,489) (1,024,307)  (790,940) (10,497,887) (3,321,090) (9,331,917)
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets from operations         $(18,977,134) (1,176,279)  (811,368)  (9,325,741) (2,758,737) (7,052,172)
                                                         ==========================================================================

                 See accompanying notes to financial statements

                                                                FEDERATED
                                                         INSURANCE SERIES (CONTINUED)
                                                         ----------------------------
                                                           FEDERATED
                                                              HIGH
                                                             INCOME       FEDERATED
                                                              BOND        KAUFMANN
                                                           FUND II --    FUND II --
                                                             SERVICE       SERVICE
                                                             SHARES        SHARES
                                                         ----------------------------
                                                         YEAR ENDED DECEMBER 31, 2008
                                                         ----------------------------
Investment income and expense:
   Income -- Ordinary dividends                           $  3,001,905    1,424,081
   Mortality and expense risk and administrative
      charges (note 4a)                                        487,928      685,634
                                                         ----------------------------
Net investment income (expense)                              2,513,977      738,447
                                                         ----------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 (2,466,343)    (362,667)
   Change in unrealized appreciation (depreciation)         (8,772,916) (24,742,325)
   Capital gain distributions                                       --    3,154,616
                                                         ----------------------------
Net realized and unrealized gain (loss) on investments     (11,239,259) (21,950,376)
                                                         ----------------------------
Increase (decrease) in net assets from operations         $ (8,725,282) (21,211,929)
                                                         ============================

                                                               FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
                                                         --------------------------------------------------------


                                                          VIP ASSET     VIP ASSET         VIP            VIP
                                                         MANAGER(SM)    MANAGER(SM)     BALANCED      CONTRAFUND(R)
                                                         PORTFOLIO --  PORTFOLIO --   PORTFOLIO --   PORTFOLIO --
                                                           INITIAL       SERVICE        SERVICE        INITIAL
                                                            CLASS        CLASS 2        CLASS 2         CLASS
                                                         --------------------------------------------------------
                                                                        YEAR ENDED DECEMBER 31, 2008
                                                         --------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                            8,428,635     1,982,989      1,492,941      2,260,072
   Mortality and expense risk and administrative
      charges (note 4a)                                    1,207,493       429,030      1,086,671      3,354,299
                                                         --------------------------------------------------------
Net investment income (expense)                            7,221,142     1,553,959        406,270     (1,094,227)
                                                         --------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                               (2,822,705)   (1,163,248)    (4,627,111)   (21,105,735)
   Change in unrealized appreciation (depreciation)      (39,696,221)   (9,197,084)   (19,334,511)  (106,852,218)
   Capital gain distributions                              4,339,514     1,048,704      1,232,435      7,070,601
                                                         --------------------------------------------------------
Net realized and unrealized gain (loss) on investments   (38,179,412)   (9,311,628)   (22,729,187)  (120,887,352)
                                                         --------------------------------------------------------
Increase (decrease) in net assets from operations        (30,958,270)   (7,757,669)   (22,322,917)  (121,981,579)
                                                         ========================================================

                 See accompanying notes to financial statements

                                                               FIDELITY(R) VARIABLE INSURANCE
                                                                  PRODUCTS FUND (CONTINUED)
                                                         --------------------------------------------
                                                                            VIP
                                                                          DYNAMIC          VIP
                                                             VIP          CAPITAL        EQUITY-
                                                         CONTRAFUND(R)  APPRECIATION     INCOME
                                                         PORTFOLIO --   PORTFOLIO --   PORTFOLIO --
                                                           SERVICE        SERVICE        INITIAL
                                                           CLASS 2        CLASS 2         CLASS
                                                         -------------------------------------------
                                                                YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $   1,557,520       16,079       4,293,247
   Mortality and expense risk and administrative
      charges (note 4a)                                      3,487,823       52,841       2,714,769
                                                         -------------------------------------------
Net investment income (expense)                             (1,930,303)     (36,762)      1,578,478
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                (59,626,810)    (417,896)    (16,663,825)
   Change in unrealized appreciation (depreciation)        (69,029,266)  (1,329,237)    (86,476,852)
   Capital gain distributions                                6,168,989       23,247         216,668
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments    (122,487,087)  (1,723,886)   (102,924,009)
                                                         -------------------------------------------
Increase (decrease) in net assets from operations        $(124,417,390)  (1,760,648)   (101,345,531)
                                                         ===========================================

                                                               FIDELITY(R) VARIABLE INSURANCE
                                                                  PRODUCTS FUND (CONTINUED)
                                                         -----------------------------------------

                                                             VIP           VIP           VIP
                                                           EQUITY-       GROWTH &      GROWTH &
                                                           INCOME        INCOME        INCOME
                                                         PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                                           SERVICE       INITIAL       SERVICE
                                                           CLASS 2        CLASS        CLASS 2
                                                         -----------------------------------------
                                                                YEAR ENDED DECEMBER 31, 2008
                                                         -----------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                            2,262,118     1,413,480        736,897
   Mortality and expense risk and administrative
      charges (note 4a)                                    2,251,627       631,074        377,253
                                                         -----------------------------------------
Net investment income (expense)                               10,491       782,406        359,644
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                              (37,023,041)   (1,388,704)      (801,080)
   Change in unrealized appreciation (depreciation)      (42,069,586)  (25,249,430)   (14,280,973)
   Capital gain distributions                                145,122     4,116,891      2,279,956
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments   (78,947,505)  (22,521,243)   (12,802,097)
                                                         -----------------------------------------
Increase (decrease) in net assets from operations        (78,937,014)  (21,738,837)   (12,442,453)
                                                         =========================================

                 See accompanying notes to financial statements

                                                                    FIDELITY(R) VARIABLE
                                                            INSURANCE PRODUCTS FUND (CONTINUED)
                                                         -----------------------------------------

                                                              VIP
                                                            GROWTH           VIP           VIP
                                                         OPPORTUNITIES     GROWTH        GROWTH
                                                          PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                                            INITIAL        INITIAL       SERVICE
                                                             CLASS          CLASS        CLASS 2
                                                         -----------------------------------------
                                                                YEAR ENDED DECEMBER 31, 2008
                                                         -----------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $     53,989       814,598       207,358
   Mortality and expense risk and administrative
      charges (note 4a)                                       208,601     1,512,067       619,245
                                                         -----------------------------------------
Net investment income (expense)                              (154,612)     (697,469)     (411,887)
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                  (365,679)      761,772     1,291,244
   Change in unrealized appreciation (depreciation)        (9,944,231)  (64,684,717)  (24,153,439)
   Capital gain distributions                                      --            --            --
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments    (10,309,910)  (63,922,945)  (22,862,195)
                                                         -----------------------------------------
Increase (decrease) in net assets from operations        $(10,464,522)  (64,620,414)  (23,274,082)
                                                         =========================================

                                                                   FIDELITY(R) VARIABLE
                                                            INSURANCE PRODUCTS FUND (CONTINUED)
                                                         ----------------------------------------
                                                             VIP
                                                         INVESTMENT
                                                             GRADE          VIP           VIP
                                                             BOND        MID CAP        MID CAP
                                                         PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                                            SERVICE      INITIAL        SERVICE
                                                            CLASS 2       CLASS         CLASS 2
                                                         ----------------------------------------
                                                               YEAR ENDED DECEMBER 31, 2008
                                                         ----------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                           1,226,495        1,511     9,092,729
   Mortality and expense risk and administrative
      charges (note 4a)                                     625,233          233     2,869,797
                                                         ----------------------------------------
Net investment income (expense)                             601,262        1,278     6,222,932
                                                         ----------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                              (2,805,645)        (117)  (21,912,872)
   Change in unrealized appreciation (depreciation)        (770,605)     (19,629)  (99,155,588)
   Capital gain distributions                                    --        3,718    23,612,799
                                                         ----------------------------------------
Net realized and unrealized gain (loss) on investments   (3,576,250)     (16,028)  (97,455,661)
                                                         ----------------------------------------
Increase (decrease) in net assets from operations        (2,974,988)     (14,750)  (91,232,729)
                                                         ========================================

                 See accompanying notes to financial statements

                                                             FIDELITY(R) VARIABLE
                                                              INSURANCE PRODUCTS
                                                                FUND (CONTINUED)
                                                         ----------------------------


                                                                             VIP
                                                                            VALUE
                                                              VIP        STRATEGIES
                                                           OVERSEAS     PORTFOLIO --
                                                          PORTFOLIO --     SERVICE
                                                         INITIAL CLASS     CLASS 2
                                                         ----------------------------
                                                         YEAR ENDED DECEMBER 31, 2008
                                                         ----------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $  2,781,873       661,435
   Mortality and expense risk and administrative
      charges (note 4a)                                       800,274        63,374
                                                         ----------------------------
Net investment income (expense)                             1,981,599       598,061
                                                         ----------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                  (308,091)   (1,631,144)
   Change in unrealized appreciation (depreciation)       (39,325,102)   (1,911,718)
   Capital gain distributions                               6,174,639       258,167
                                                         ----------------------------
Net realized and unrealized gain (loss) on investments    (33,458,554)   (3,284,695)
                                                         ----------------------------
Increase (decrease) in net assets from operations        $(31,476,955)   (2,686,634)
                                                         ============================



                                                              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                                                         --------------------------------------------------------------
                                                                                           FRANKLIN
                                                                                           TEMPLETON
                                                                           FRANKLIN           VIP
                                                           FRANKLIN        LARGE CAP       FOUNDING          MUTUAL
                                                            INCOME          GROWTH           FUNDS           SHARES
                                                           SECURITIES      SECURITIES      ALLOCATION      SECURITIES
                                                             FUND --         FUND --         FUND --        FUND --
                                                         CLASS 2 SHARES  CLASS 2 SHARES  CLASS 2 SHARES  CLASS 2 SHARES
                                                         --------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31, 2008
                                                         --------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                             45,020,339        24,709        3,430,220       1,073,752
   Mortality and expense risk and administrative
      charges (note 4a)                                     14,863,311        10,054        2,624,895         546,511
                                                         --------------------------------------------------------------
Net investment income (expense)                             30,157,028        14,655          805,325         527,241
                                                         --------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                (53,407,215)      (85,610)     (16,004,446)     (3,610,615)
   Change in unrealized appreciation (depreciation)       (253,912,898)     (214,052)     (53,184,714)     (8,945,284)
   Capital gain distributions                               10,998,392        27,913        3,402,349         810,164
                                                         --------------------------------------------------------------
Net realized and unrealized gain (loss) on investments    (296,321,721)     (271,749)     (65,786,811)    (11,745,735)
                                                         --------------------------------------------------------------
Increase (decrease) in net assets from operations         (266,164,693)     (257,094)     (64,981,486)    (11,218,494)
                                                         ==============================================================

                 See accompanying notes to financial statements

                                                                                                                         GE
                                                                                                                     INVESTMENTS
                                          FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CONTINUED)           FUNDS, INC.
                                   ------------------------------------------------------------------------------  --------------
                                                                     TEMPLETON        TEMPLETON
                                      TEMPLETON      TEMPLETON         GLOBAL          GLOBAL         TEMPLETON
                                       FOREIGN        FOREIGN          ASSET           INCOME          GROWTH       CORE VALUE
                                     SECURITIES      SECURITIES      ALLOCATION      SECURITIES      SECURITIES       EQUITY
                                       FUND --         FUND --         FUND --         FUND --         FUND --         FUND --
                                   CLASS 1 SHARES  CLASS 2 SHARES  CLASS 2 SHARES  CLASS 1 SHARES  CLASS 2 SHARES  CLASS 1 SHARES
                                   ----------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31, 2008
                                   ----------------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends     $   551,068         112,768        19,422          325,628        310,374           315,811
   Mortality and expense risk and
      administrative charges
      (note 4a)                         226,437          60,822         2,363          114,013        238,279           415,440
                                   ----------------------------------------------------------------------------------------------
Net investment income (expense)         324,631          51,946        17,059          211,615         72,095           (99,629)
                                   ----------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments:
   Net realized gain (loss)          (1,147,216)       (999,169)      (21,207)         317,655     (2,070,299)         (828,589)
   Change in unrealized
      appreciation (depreciation)    (8,140,789)     (1,187,430)      (63,073)        (196,074)    (7,252,711)      (10,137,966)
   Capital gain distributions         1,356,102         303,903        20,841               --      1,007,414           570,962
                                   ----------------------------------------------------------------------------------------------
Net realized and unrealized gain
   (loss) on investments             (7,931,903)     (1,882,696)      (63,439)         121,581     (8,315,596)      (10,395,593)
                                   ----------------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                  $(7,607,272)     (1,830,750)      (46,380)         333,196     (8,243,501)      (10,495,222)
                                   ==============================================================================================

                 See accompanying notes to financial statements

                                                              GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                         ----------------------------------------------


                                                             INCOME       INTERNATIONAL      MID-CAP
                                                             FUND --     EQUITY FUND --  EQUITY FUND --
                                                         CLASS 1 SHARES  CLASS 1 SHARES  CLASS 1 SHARES
                                                         ----------------------------------------------
                                                                  YEAR ENDED DECEMBER 31, 2008
                                                         ----------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                           $ 3,702,954       1,304,527         332,118
   Mortality and expense risk and administrative
      charges (note 4a)                                     1,185,823         445,992       2,101,854
                                                         ----------------------------------------------
Net investment income (expense)                             2,517,131         858,535      (1,769,736)
                                                         ----------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                (3,462,343)     (3,808,983)    (20,658,065)
   Change in unrealized appreciation (depreciation)        (4,222,905)    (31,025,442)    (41,689,484)
   Capital gain distributions                                      --      14,478,593       1,401,849
                                                         ----------------------------------------------
Net realized and unrealized gain (loss) on investments     (7,685,248)    (20,355,832)    (60,945,700)

                                                         ----------------------------------------------
Increase (decrease) in net assets from operations         $(5,168,117)    (19,497,297)    (62,715,436)
                                                         ==============================================

                                                             GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                         ---------------------------------------------
                                                                           PREMIER
                                                                           GROWTH        REAL ESTATE
                                                            MONEY           EQUITY        SECURITIES
                                                            MARKET          FUND --          FUND --
                                                             FUND       CLASS 1 SHARES  CLASS 1 SHARES
                                                         ---------------------------------------------
                                                                   YEAR ENDED DECEMBER 31, 2008
                                                         ---------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                            8,672,977         252,251       3,546,965
   Mortality and expense risk and administrative
      charges (note 4a)                                    6,295,921         926,122       1,085,672
                                                         ---------------------------------------------
Net investment income (expense)                            2,377,056        (673,871)      2,461,293
                                                         ---------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                       --        (572,155)    (26,688,250)
   Change in unrealized appreciation (depreciation)               (4)    (26,441,312)     (2,647,135)
   Capital gain distributions                                     --       2,416,965              --
                                                         ---------------------------------------------
Net realized and unrealized gain (loss) on investments            (4)    (24,596,502)    (29,335,385)

                                                         ---------------------------------------------
Increase (decrease) in net assets from operations          2,377,052     (25,270,373)    (26,874,092)
                                                         =============================================

                 See accompanying notes to financial statements



                                                                          GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                         -----------------------------------------------------------------------
                                                                          SMALL-CAP
                                                                            EQUITY      TOTAL RETURN  TOTAL RETURN  U.S. EQUITY
                                                           S&P 500(R)       FUND --         FUND --      FUND --       FUND --
                                                              INDEX         CLASS 1        CLASS 1       CLASS 3       CLASS 1
                                                              FUND          SHARES         SHARES        SHARES        SHARES
                                                         -----------------------------------------------------------------------



                                                                               YEAR ENDED DECEMBER 31, 2008
                                                         -----------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $   5,395,568       325,670     24,799,348     24,078,474      835,217
   Mortality and expense risk and administrative
      charges (note 4a)                                      4,472,491     1,135,750     21,869,815     22,235,459      811,526
                                                         -----------------------------------------------------------------------
Net investment income (expense)                                923,077      (810,080)     2,929,533      1,843,015       23,691
                                                         -----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                (15,015,998)  (11,464,699)   (15,429,240)   (57,669,304)  (2,235,707)
   Change in unrealized appreciation (depreciation)       (122,945,610)  (20,245,496)  (431,668,518)  (347,334,476) (20,719,984)
   Capital gain distributions                                  981,110       343,429      5,179,689      5,177,828      361,317
                                                         -----------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments    (136,980,498)  (31,366,766)  (441,918,069)  (399,825,952) (22,594,374)
                                                         -----------------------------------------------------------------------
Increase (decrease) in net assets from operations        $(136,057,421)  (32,176,846)  (438,988,536)  (397,982,937) (22,570,683)
                                                         =======================================================================

                                                            GENWORTH
                                                            VARIABLE
                                                         INSURANCE TRUST
                                                         ---------------

                                                             GENWORTH
                                                              CALAMOS
                                                              GROWTH
                                                               FUND
                                                         ---------------
                                                           PERIOD FROM
                                                           SEPTEMBER 8
                                                         TO DECEMBER 31,
                                                              2008
                                                         ---------------
Investment income and expense:
   Income -- Ordinary dividends                                    --
   Mortality and expense risk and administrative
      charges (note 4a)                                           547
                                                         ---------------
Net investment income (expense)                                  (547)
                                                         ---------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                      (341)
   Change in unrealized appreciation (depreciation)        (1,761,776)
   Capital gain distributions                                      --
                                                         ---------------
Net realized and unrealized gain (loss) on investments     (1,762,117)
                                                         ---------------
Increase (decrease) in net assets from operations          (1,762,664)
                                                         ===============

                 See accompanying notes to financial statements

                                                                        GENWORTH VARIABLE INSURANCE TRUST (CONTINUED)
                                                     -----------------------------------------------------------------------------
                                                                                            GENWORTH                   GENWORTH
                                                       GENWORTH                  GENWORTH   LEGG MASON                   PUTNAM
                                                       COLUMBIA     GENWORTH   EATON VANCE   PARTNERS    GENWORTH    INTERNATIONAL
                                                        MID CAP      DAVIS      LARGE CAP   AGGRESSIVE     PIMCO        CAPITAL
                                                         VALUE     NY VENTURE     VALUE       GROWTH     STOCKPLUS   OPPORTUNITIES
                                                         FUND         FUND         FUND        FUND         FUND          FUND
                                                     -----------------------------------------------------------------------------
                                                                       PERIOD FROM SEPTEMBER 8 TO DECEMBER 31, 2008
                                                     -----------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                      $   105,704       7,948      217,921      31,801    2,720,220           --
   Mortality and expense risk and administrative
      charges (note 4a)                                   58,679       1,751      156,404     187,100      250,309       65,617
                                                     -----------------------------------------------------------------------------
Net investment income (expense)                           47,025       6,197       61,517    (155,299)   2,469,911      (65,617)
                                                     -----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
   investments:
   Net realized gain (loss)                              (76,799)     (4,184)     146,523     370,194      155,185       93,486
   Change in unrealized appreciation (depreciation)   (1,140,608)   (875,194)   1,192,928   3,066,610   (5,096,069)     (50,112)
   Capital gain distributions                                 --          --           --          --    3,616,731           --
                                                     -----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                       (1,217,407)   (879,378)   1,339,451   3,436,804   (1,324,153)      43,374
                                                     -----------------------------------------------------------------------------
Increase (decrease) in net assets from operations    $(1,170,382)   (873,181)   1,400,968   3,281,505    1,145,758      (22,243)
                                                     =============================================================================

                 See accompanying notes to financial statements


                                                               GENWORTH VARIABLE
                                                          INSURANCE TRUST (CONTINUED)
                                                         ----------------------------
                                                                          GENWORTH
                                                            GENWORTH    WESTERN ASSET
                                                           THORNBURG     MANAGEMENT
                                                         INTERNATIONAL    CORE PLUS
                                                             VALUE      FIXED INCOME
                                                              FUND          FUND
                                                         ----------------------------
                                                            PERIOD FROM SEPTEMBER 8
                                                              TO DECEMBER 31, 2008
                                                         ----------------------------
Investment income and expense:
   Income -- Ordinary dividends                            $ 75,107         314,976
   Mortality and expense risk and administrative
      charges (note 4a)                                      60,141         156,785
                                                         ----------------------------
Net investment income (expense)                              14,966         158,191
                                                         ----------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 133,572         250,883
   Change in unrealized appreciation (depreciation)         (67,182)      2,419,129
   Capital gain distributions                                    --              --
                                                         ----------------------------
Net realized and unrealized gain (loss) on investments       66,390       2,670,012
                                                         ----------------------------
Increase (decrease) in net assets from operations          $ 81,356       2,828,203
                                                         ============================

                                                                 GOLDMAN
                                                              SACHS VARIABLE            J.P. MORGAN
                                                             INSURANCE TRUST          SERIES TRUST II
                                                         -----------------------  ------------------------

                                                           GOLDMAN     GOLDMAN
                                                            SACHS       SACHS                  JPMORGAN
                                                         GROWTH AND    MID CAP     JPMORGAN  INTERNATIONAL
                                                           INCOME       VALUE        BOND       EQUITY
                                                            FUND         FUND     PORTFOLIO    PORTFOLIO
                                                         -------------------------------------------------

                                                                      YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                             387,242      986,822    26,242        1,825
   Mortality and expense risk and administrative
      charges (note 4a)                                     341,635    1,586,831     4,688        2,102
                                                         -------------------------------------------------
Net investment income (expense)                              45,607     (600,009)   21,554         (277)
                                                         -------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                              (2,489,796) (11,791,902)   (7,673)      (2,952)
   Change in unrealized appreciation (depreciation)      (6,847,299) (33,163,905)  (70,975)     (70,133)
   Capital gain distributions                                 1,917      169,680        --       16,773
                                                         -------------------------------------------------
Net realized and unrealized gain (loss) on investments   (9,335,178) (44,786,127)  (78,648)     (56,312)
                                                         -------------------------------------------------
Increase (decrease) in net assets from operations        (9,289,571) (45,386,136)  (57,094)     (56,589)
                                                         =================================================

                 See accompanying notes to financial statements

                                                                     J.P. MORGAN
                                                              SERIES TRUST II (CONTINUED)
                                                         ------------------------------------

                                                          JPMORGAN   JPMORGAN     JPMORGAN
                                                          MID CAP     SMALL    U.S. LARGE CAP
                                                           VALUE     COMPANY     CORE EQUITY
                                                         PORTFOLIO  PORTFOLIO     PORTFOLIO
                                                         ------------------------------------
                                                             YEAR ENDED DECEMBER 31, 2008
                                                         ------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $  2,485       507           117
   Mortality and expense risk and administrative
      charges (note 4a)                                     2,918       315           127
                                                         ------------------------------------
Net investment income (expense)                              (433)      192           (10)
                                                         ------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                (7,370)     (866)          (26)
   Change in unrealized appreciation (depreciation)       (71,302)   (9,382)       (3,535)
   Capital gain distributions                              12,570     1,823            --
                                                         ------------------------------------
Net realized and unrealized gain (loss) on investments    (66,102)   (8,425)       (3,561)
                                                         ------------------------------------
Increase (decrease) in net assets from operations        $(66,535)   (8,233)       (3,571)
                                                         ====================================


                                                                     JANUS ASPEN SERIES
                                                         ------------------------------------------
                                                                                         FLEXIBLE
                                                            BALANCED      BALANCED         BOND
                                                          PORTFOLIO --  PORTFOLIO --   PORTFOLIO --
                                                         INSTITUTIONAL    SERVICE     INSTITUTIONAL
                                                             SHARES        SHARES        SHARES
                                                         ------------------------------------------
                                                                 YEAR ENDED DECEMBER 31, 2008
                                                         ------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                             4,165,425     3,690,296      994,130
   Mortality and expense risk and administrative
      charges (note 4a)                                     2,335,164     2,583,974      346,679
                                                         ------------------------------------------
Net investment income (expense)                             1,830,261     1,106,322      647,451
                                                         ------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 4,764,844      (703,824)    (418,924)
   Change in unrealized appreciation (depreciation)       (46,976,294)  (39,640,386)     746,261
   Capital gain distributions                              11,327,007    10,352,033           --
                                                         ------------------------------------------
Net realized and unrealized gain (loss) on investments    (30,884,443)  (29,992,177)     327,337
                                                         ------------------------------------------
Increase (decrease) in net assets from operations         (29,054,182)  (28,885,855)     974,788
                                                         ==========================================

                 See accompanying notes to financial statements

                                                                JANUS ASPEN SERIES (CONTINUED)
                                                         -------------------------------------------
                                                                                       FUNDAMENTAL
                                                             FORTY         FORTY         EQUITY
                                                          PORTFOLIO --  PORTFOLIO --    PORTFOLIO --
                                                         INSTITUTIONAL    SERVICE     INSTITUTIONAL
                                                            SHARES        SHARES         SHARES
                                                         -------------------------------------------
                                                                  YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $    118,602         8,445          989
   Mortality and expense risk and administrative
      charges (note 4a)                                     1,296,045     1,438,714          130
                                                         -------------------------------------------
Net investment income (expense)                            (1,177,443)   (1,430,269)         859
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 8,465,398      (486,229)        (553)
   Change in unrealized appreciation (depreciation)       (53,214,832)  (44,332,872)     (14,354)
   Capital gain distributions                                      --            --        4,960
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments    (44,749,434)  (44,819,101)      (9,947)
                                                         -------------------------------------------
Increase (decrease) in net assets from operations        $(45,926,877)  (46,249,370)      (9,088)
                                                         ===========================================

                                                               JANUS ASPEN SERIES (CONTINUED)
                                                         -----------------------------------------
                                                         GLOBAL LIFE     GLOBAL      INTERNATIONAL
                                                           SCIENCES     TECHNOLOGY      GROWTH
                                                         PORTFOLIO --  PORTFOLIO --   PORTFOLIO --
                                                           SERVICE        SERVICE    INSTITUTIONAL
                                                            SHARES        SHARES        SHARES
                                                         -----------------------------------------
                                                                YEAR ENDED DECEMBER 31, 2008
                                                         -----------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                                   --         7,442      3,270,650
   Mortality and expense risk and administrative
      charges (note 4a)                                      130,080       124,572      1,744,386
                                                         -----------------------------------------
Net investment income (expense)                             (130,080)     (117,130)     1,526,264
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                  480,562       (59,164)     8,857,712
   Change in unrealized appreciation (depreciation)       (3,320,644)   (4,373,709)  (103,289,589)
   Capital gain distributions                                     --            --     16,820,834
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments    (2,840,082)   (4,432,873)   (77,611,043)
                                                         -----------------------------------------
Increase (decrease) in net assets from operations         (2,970,162)   (4,550,003)   (76,084,779)
                                                         =========================================

                 See accompanying notes to financial statements

                                                                JANUS ASPEN SERIES (CONTINUED)
                                                         -------------------------------------------
                                                         INTERNATIONAL     LARGE CAP      LARGE CAP
                                                             GROWTH         GROWTH         GROWTH
                                                          PORTFOLIO --    PORTFOLIO --  PORTFOLIO --
                                                            SERVICE     INSTITUTIONAL      SERVICE
                                                             SHARES         SHARES         SHARES
                                                         -------------------------------------------
                                                                 YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                           $    616,315       648,468         49,811
   Mortality and expense risk and administrative
      charges (note 4a)                                        358,034     1,288,005        134,547
                                                         -------------------------------------------
Net investment income (expense)                                258,281      (639,537)       (84,736)
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                  2,583,542      (287,911)       205,989
   Change in unrealized appreciation (depreciation)        (21,195,717)  (42,364,831)    (4,299,626)
   Capital gain distributions                                3,303,505            --             --
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments     (15,308,670)  (42,652,742)    (4,093,637)
                                                         -------------------------------------------
Increase (decrease) in net assets from operations         $(15,050,389)  (43,292,279)    (4,178,373)
                                                         ===========================================

                                                                JANUS ASPEN SERIES (CONTINUED)
                                                         --------------------------------------------
                                                            MID CAP        MID CAP        WORLDWIDE
                                                             GROWTH        GROWTH          GROWTH
                                                          PORTFOLIO --  PORTFOLIO --     PORTFOLIO --
                                                         INSTITUTIONAL    SERVICE       INSTITUTIONAL
                                                             SHARES        SHARES           SHARES
                                                         --------------------------------------------
                                                                 YEAR ENDED DECEMBER 31, 2008
                                                         --------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                               185,837         5,461        1,154,153
   Mortality and expense risk and administrative
      charges (note 4a)                                     1,131,066       148,636        1,415,744
                                                         --------------------------------------------
Net investment income (expense)                              (945,229)     (143,175)       (261,591)
                                                         --------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 1,519,819       526,172      (4,234,334)
   Change in unrealized appreciation (depreciation)       (45,107,441)   (5,884,742)    (51,658,241)
   Capital gain distributions                               4,486,409       560,429               --
                                                         --------------------------------------------
Net realized and unrealized gain (loss) on investments    (39,101,213)   (4,798,141)    (55,892,575)
                                                         --------------------------------------------
Increase (decrease) in net assets from operations         (40,046,442)   (4,941,316)    (56,154,166)
                                                         ============================================

                 See accompanying notes to financial statements

                                                JANUS
                                             ASPEN SERIES
                                              (CONTINUED)                        JPMORGAN INSURANCE TRUST
                                             ------------  ---------------------------------------------------------------------
                                                                                                        JPMORGAN
                                                                                         JPMORGAN       INSURANCE     JPMORGAN
                                                             JPMORGAN      JPMORGAN      INSURANCE        TRUST       INSURANCE
                                               WORLDWIDE     INSURANCE     INSURANCE       TRUST       DIVERSIFIED      TRUST
                                                GROWTH         TRUST      TRUST CORE   DIVERSIFIED       MID CAP       EQUITY
                                             PORTFOLIO --    BALANCED        BOND         EQUITY         GROWTH         INDEX
                                                SERVICE    PORTFOLIO --  PORTFOLIO --   PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                                SHARES        CLASS 1       CLASS 1       CLASS 1        CLASS 1       CLASS 1
                                             -----------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31, 2008
                                             -----------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends               $   105,486         --        130,406         46,653        1,015         10,524
   Mortality and expense risk and
      administrative charges (note 4a)            169,062        330         40,330         14,021        1,182         10,797
                                             -----------------------------------------------------------------------------------
Net investment income (expense)                   (63,576)      (330)        90,076         32,632         (167)          (273)
                                             -----------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments:
   Net realized gain (loss)                      (175,869)      (146)       (39,357)      (152,869)          74       (102,247)
   Change in unrealized appreciation
      (depreciation)                           (5,960,446)   (11,925)       (72,817)      (190,950)       5,804       (133,555)
   Capital gain distributions                          --         --             --         27,755        1,478             --
                                             -----------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                              (6,136,315)   (12,071)      (112,174)      (316,064)       7,356       (235,802)
                                             -----------------------------------------------------------------------------------
Increase (decrease) in net assets from
   operations                                 $(6,199,891)   (12,401)       (22,098)      (283,432)       7,189       (236,075)
                                             ===================================================================================

                 See accompanying notes to financial statements

                                               JPMORGAN INSURANCE TRUST (CONTINUED)    LEGG MASON PARTNERS VARIABLE EQUITY TRUST
                                             ----------------------------------------  ------------------------------------------
                                               JPMORGAN      JPMORGAN      JPMORGAN     LEGG MASON     LEGG MASON    LEGG MASON
                                               INSURANCE     INSURANCE     INSURANCE     PARTNERS       PARTNERS       PARTNERS
                                                 TRUST         TRUST         TRUST       VARIABLE       VARIABLE       VARIABLE
                                              GOVERNMENT     INTREPID      INTREPID     AGGRESSIVE    CAPITAL AND   CAPITAL AND
                                                 BOND         GROWTH        MID CAP       GROWTH         INCOME         INCOME
                                             PORTFOLIO --  PORTFOLIO --  PORTFOLIO --  PORTFOLIO --   PORTFOLIO --   PORTFOLIO --
                                                CLASS 1       CLASS 1       CLASS 1      CLASS II       CLASS I        CLASS II
                                             ------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31, 2008
                                             ------------------------------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                $110,769         8,219        10,702             --       208,495         238,463
   Mortality and expense risk and
      administrative charges (note 4a)           37,100        16,866        12,407        143,139       124,660         197,221
                                             ------------------------------------------------------------------------------------
Net investment income (expense)                  73,669        (8,647)       (1,705)      (143,139)       83,835          41,242
                                             ------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments:
   Net realized gain (loss)                      30,996      (158,124)     (288,571)      (324,898)   (1,091,723)     (1,469,186)
   Change in unrealized appreciation
      (depreciation)                             35,169      (253,627)     (103,284)    (3,838,574)   (2,418,191)     (2,591,761)
   Capital gain distributions                        --            --        55,326             --        48,803          54,383
                                             ------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
   on investments                                66,165      (411,751)     (336,529)    (4,163,472)   (3,461,111)     (4,006,564)
                                             ------------------------------------------------------------------------------------
Increase (decrease) in net assets
   from operations                             $139,834      (420,398)     (338,234)    (4,306,611)   (3,377,276)     (3,965,322)
                                             ====================================================================================

                 See accompanying notes to financial statements

                                                                                      LEGG MASON
                                                             LEGG MASON PARTNERS       PARTNERS
                                                               VARIABLE EQUITY         VARIABLE
                                                              TRUST (CONTINUED)      INCOME TRUST
                                                         --------------------------  ------------
                                                          LEGG MASON                  LEGG MASON
                                                           PARTNERS     LEGG MASON     PARTNERS
                                                           VARIABLE      PARTNERS      VARIABLE
                                                          FUNDAMENTAL    VARIABLE      STRATEGIC
                                                             VALUE       INVESTORS       BOND
                                                         PORTFOLIO --  PORTFOLIO --  PORTFOLIO --
                                                            CLASS I       CLASS I       CLASS I
                                                         ----------------------------------------
                                                               YEAR ENDED DECEMBER 31, 2008
                                                         ----------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $   201,167       238,581     1,172,533
   Mortality and expense risk and administrative
      charges (note 4a)                                      200,708       306,978       319,477
                                                         ----------------------------------------
Net investment income (expense)                                  459       (68,397)      853,056
                                                         ----------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                               (1,066,158)      116,965    (2,190,423)
   Change in unrealized appreciation (depreciation)       (4,342,104)   (9,805,656)   (2,926,585)
   Capital gain distributions                                  9,417       604,388            --
                                                         ----------------------------------------
Net realized and unrealized gain (loss) on investments    (5,398,845)   (9,084,303)   (5,117,008)
                                                         ----------------------------------------
Increase (decrease) in net assets from operations        $(5,398,386)   (9,152,700)   (4,263,952)
                                                         ========================================




                                                              MFS(R) VARIABLE INSURANCE TRUST
                                                         ----------------------------------------
                                                            MFS(R)
                                                           INVESTORS      MFS(R)        MFS(R)
                                                            GROWTH       INVESTORS        NEW
                                                             STOCK         TRUST      DISCOVERY
                                                           SERIES --     SERIES --    SERIES --
                                                            SERVICE       SERVICE       SERVICE
                                                         CLASS SHARES  CLASS SHARES  CLASS SHARES
                                                         ----------------------------------------
                                                               YEAR ENDED DECEMBER 31, 2008
                                                         ----------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                               53,224       132,378     1,226,297
   Mortality and expense risk and administrative
      charges (note 4a)                                      277,701       241,996       349,241
                                                         ----------------------------------------
Net investment income (expense)                             (224,477)     (109,618)      877,056
                                                         ----------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                  188,165       424,977    (1,627,954)
   Change in unrealized appreciation (depreciation)       (8,688,933)   (7,522,812)  (13,417,422)
   Capital gain distributions                                888,245     1,061,051     3,576,582
                                                         ----------------------------------------
Net realized and unrealized gain (loss) on investments    (7,612,523)   (6,036,784)  (11,468,794)
                                                         ----------------------------------------
Increase (decrease) in net assets from operations         (7,837,000)   (6,146,402)  (10,591,738)
                                                         ========================================

                 See accompanying notes to financial statements



                                                         MFS(R) VARIABLE INSURANCE TRUST (CONTINUED)
                                                         -------------------------------------------
                                                             MFS(R)         MFS(R)
                                                           STRATEGIC        TOTAL          MFS(R)
                                                             INCOME         RETURN       UTILITIES
                                                           SERIES --      SERIES --      SERIES --
                                                         SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                             SHARES         SHARES         SHARES
                                                         -------------------------------------------


                                                                 YEAR ENDED DECEMBER 31, 2008
                                                         -------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                             $ 4,599        2,675,711      4,439,962
   Mortality and expense risk and administrative
      charges (note 4a)                                       2,185        1,391,794        980,847
                                                         -------------------------------------------
Net investment income (expense)                               2,414        1,283,917      3,459,115
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                  (1,694)      (4,783,787)    (4,145,632)
   Change in unrealized appreciation (depreciation)          (8,301)     (18,807,240)   (34,403,154)
   Capital gain distributions                                    --        3,712,810      6,709,699
                                                         -------------------------------------------
Net realized and unrealized gain (loss) on investments       (9,995)     (19,878,217)   (31,839,087)
                                                         -------------------------------------------
Increase (decrease) in net assets from operations           $(7,581)     (18,594,300)   (28,379,972)
                                                         ===========================================

                                                                                  OPPENHEIMER
                                                               OLD MUTUAL          VARIABLE
                                                          INSURANCE SERIES FUND  ACCOUNT FUNDS
                                                         ----------------------  -------------


                                                                     OLD MUTUAL
                                                         OLD MUTUAL   LARGE CAP   OPPENHEIMER
                                                          GROWTH II     GROWTH     BALANCED
                                                          PORTFOLIO   PORTFOLIO    FUND/VA
                                                         -------------------------------------
                                                                                  YEAR ENDED
                                                          PERIOD FROM JANUARY 1  DECEMBER 31,
                                                          TO DECEMBER 12, 2008       2008
                                                         ----------------------  -------------
Investment income and expense:
   Income -- Ordinary dividends                                  --      20,104    1,625,634
   Mortality and expense risk and administrative
      charges (note 4a)                                      61,728      82,569      522,649
                                                         -------------------------------------
Net investment income (expense)                             (61,728)    (62,465)   1,102,985
                                                         -------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                (258,978)   (205,097)  (3,478,166)
   Change in unrealized appreciation (depreciation)      (1,721,334) (2,105,629) (18,295,291)
   Capital gain distributions                                    --          --    2,242,000
                                                         -------------------------------------
Net realized and unrealized gain (loss) on investments   (1,980,312) (2,310,726) (19,531,457)
                                                         -------------------------------------
Increase (decrease) in net assets from operations        (2,042,040) (2,373,191) (18,428,472)
                                                         =====================================

                 See accompanying notes to financial statements

                                                                  OPPENHEIMER VARIABLE ACCOUNT
                                                                        FUNDS (CONTINUED)
                                                         ----------------------------------------------
                                                                                        OPPENHEIMER
                                                           OPPENHEIMER    OPPENHEIMER     CAPITAL
                                                            BALANCED        CAPITAL     APPRECIATION
                                                           FUND/VA --    APPRECIATION    FUND/VA --
                                                         SERVICE SHARES     FUND/VA    SERVICE SHARES
                                                         ----------------------------------------------
                                                                 YEAR ENDED DECEMBER 31, 2008
                                                         ----------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                           $  1,685,357       104,920             --
   Mortality and expense risk and administrative
      charges (note 4a)                                        872,451       992,570        191,312
                                                         ----------------------------------------------
Net investment income (expense)                                812,906      (887,650)      (191,312)
                                                         ----------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 (4,639,902)      800,335       (648,296)
   Change in unrealized appreciation (depreciation)        (22,056,335)  (39,111,844)    (6,250,398)
   Capital gain distributions                                2,504,095            --             --
                                                         ----------------------------------------------
Net realized and unrealized gain (loss) on investments     (24,192,142)  (38,311,509)    (6,898,694)
                                                         ----------------------------------------------
Increase (decrease) in net assets from operations         $(23,379,236)  (39,199,159)    (7,090,006)
                                                         ==============================================

                                                               OPPENHEIMER VARIABLE ACCOUNT
                                                                     FUNDS (CONTINUED)
                                                         -----------------------------------------
                                                                        OPPENHEIMER
                                                                          GLOBAL       OPPENHEIMER
                                                         OPPENHEIMER    SECURITIES        HIGH
                                                          CORE BOND     FUND/VA --       INCOME
                                                           FUND/VA    SERVICE SHARES     FUND/VA
                                                         -----------------------------------------
                                                                YEAR ENDED DECEMBER 31, 2008
                                                         -----------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                            2,011,603      1,375,214     2,398,263
   Mortality and expense risk and administrative
      charges (note 4a)                                      587,858      1,471,604       422,614
                                                         -----------------------------------------
Net investment income (expense)                            1,423,745        (96,390)    1,975,649
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                               (4,243,715)    (3,143,372)   (5,944,550)
   Change in unrealized appreciation (depreciation)      (13,666,441)   (46,035,381)  (23,779,224)
   Capital gain distributions                                     --      6,131,071            --
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments   (17,910,156)   (43,047,682)  (29,723,774)
                                                         -----------------------------------------
Increase (decrease) in net assets from operations        (16,486,411)   (43,144,072)  (27,748,125)
                                                         =========================================

                 See accompanying notes to financial statements


                                                                OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                                         -----------------------------------------------------------


                                                                           OPPENHEIMER
                                                           OPPENHEIMER     MAIN STREET                  OPPENHEIMER
                                                           MAIN STREET      SMALL CAP    OPPENHEIMER      MIDCAP
                                                            FUND/VA --       FUND/VA --     MIDCAP       FUND/VA --
                                                         SERVICE SHARES  SERVICE SHARES    FUND/VA    SERVICE SHARES
                                                         -----------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31, 2008
                                                         -----------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                           $  1,044,315        446,321             --            --
   Mortality and expense risk and administrative
      charges (note 4a)                                        863,544        939,857        594,135        57,595
                                                         -----------------------------------------------------------
Net investment income (expense)                                180,771       (493,536)      (594,135)      (57,595)
                                                         -----------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                   (889,428)   (14,266,728)      (841,060)     (212,305)
   Change in unrealized appreciation (depreciation)        (18,361,958)   (15,401,150)   (24,862,400)   (2,074,939)
   Capital gain distributions                                2,367,969      2,604,651             --            --
                                                         -----------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (16,883,417)   (27,063,227)   (25,703,460)   (2,287,244)
                                                         -----------------------------------------------------------
Increase (decrease) in net assets from operations         $(16,702,646)   (27,556,763)   (26,297,595)   (2,344,839)
                                                         ===========================================================

                                                            PIMCO VARIABLE INSURANCE
                                                                     TRUST
                                                         -----------------------------
                                                                             PIMCO
                                                                         FOREIGN BOND
                                                             PIMCO         PORTFOLIO
                                                           ALL ASSET     (U.S. DOLLAR-
                                                          PORTFOLIO --     HEDGED) --
                                                         ADVISOR CLASS  ADMINISTRATIVE
                                                             SHARES      CLASS SHARES
                                                         -----------------------------
                                                          YEAR ENDED DECEMBER 31, 2008
                                                         -----------------------------
Investment income and expense:
   Income -- Ordinary dividends                              860,167        221,860
   Mortality and expense risk and administrative
      charges (note 4a)                                      248,200        114,049
                                                         -----------------------------
Net investment income (expense)                              611,967        107,811
                                                         -----------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                               (2,047,841)      (115,071)
   Change in unrealized appreciation (depreciation)       (1,308,931)      (289,028)
   Capital gain distributions                                 25,534             --
                                                         -----------------------------
Net realized and unrealized gain (loss) on investments    (3,331,238)      (404,099)
                                                         -----------------------------
Increase (decrease) in net assets from operations         (2,719,271)      (296,288)
                                                         =============================

                 See accompanying notes to financial statements

                                                                    PIMCO VARIABLE INSURANCE TRUST (CONTINUED)
                                                         ---------------------------------------------------------------
                                                                              PIMCO
                                                             PIMCO          LONG-TERM         PIMCO           PIMCO
                                                           HIGH YIELD    U.S. GOVERNMENT   LOW DURATION    TOTAL RETURN
                                                          PORTFOLIO --     PORTFOLIO --     PORTFOLIO --    PORTFOLIO --
                                                         ADMINISTRATIVE  ADMINISTRATIVE   ADMINISTRATIVE  ADMINISTRATIVE
                                                          CLASS SHARES    CLASS SHARES     CLASS SHARES    CLASS SHARES
                                                         ---------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31, 2008
                                                         ---------------------------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                           $  5,890,522       3,840,602      10,729,419      18,287,002
   Mortality and expense risk and administrative
      charges (note 4a)                                      1,186,644       1,537,304       4,517,047       5,270,506
                                                         ---------------------------------------------------------------
Net investment income (expense)                              4,703,878       2,303,298       6,212,372      13,016,496
                                                         ---------------------------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                 (5,236,032)      1,332,479      (6,022,244)      1,604,748
   Change in unrealized appreciation (depreciation)        (17,179,679)      7,174,061     (10,683,162)     (7,664,083)
   Capital gain distributions                                  254,587         432,511       1,946,669       2,494,913
                                                         ---------------------------------------------------------------
Net realized and unrealized gain (loss) on investments     (22,161,124)      8,939,051     (14,758,737)     (3,564,422)
                                                         ---------------------------------------------------------------
Increase (decrease) in net assets from operations         $(17,457,246)     11,242,349      (8,546,365)      9,452,074
                                                         ===============================================================

                                                            THE PRUDENTIAL SERIES FUND
                                                         --------------------------------


                                                            JENNISON
                                                           20/20 FOCUS        JENNISON
                                                           PORTFOLIO --     PORTFOLIO --
                                                         CLASS II SHARES  CLASS II SHARES
                                                         --------------------------------
                                                           YEAR ENDED DECEMBER 31, 2008
                                                         --------------------------------
Investment income and expense:
   Income -- Ordinary dividends                              3,033,281           1,908
   Mortality and expense risk and administrative
      charges (note 4a)                                        790,311          48,823
                                                         --------------------------------
Net investment income (expense)                              2,242,970         (46,915)
                                                         --------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                (23,849,398)        (59,764)
   Change in unrealized appreciation (depreciation)         (4,616,129)     (1,289,691)
   Capital gain distributions                                       --              --
                                                         --------------------------------
Net realized and unrealized gain (loss) on investments     (28,465,527)     (1,349,455)
                                                         --------------------------------
Increase (decrease) in net assets from operations          (26,222,557)     (1,396,370)
                                                         ================================

                 See accompanying notes to financial statements




                                                           THE PRUDENTIAL SERIES FUND (CONTINUED)
                                                         -----------------------------------------
                                                                                           SP
                                                                                       PRUDENTIAL
                                                                             SP           U.S.
                                                           NATURAL     INTERNATIONAL    EMERGING
                                                          RESOURCES        GROWTH         GROWTH
                                                         PORTFOLIO --   PORTFOLIO --  PORTFOLIO --
                                                          CLASS II        CLASS II      CLASS II
                                                           SHARES          SHARES        SHARES
                                                         -----------------------------------------
                                                                YEAR ENDED DECEMBER 31, 2008
                                                         -----------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                          $  6,032,243      25,942         3,280
   Mortality and expense risk and administrative
      charges (note 4a)                                       668,397       1,813           302
                                                         -----------------------------------------
Net investment income (expense)                             5,363,846      24,129         2,978
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                (8,728,636)     (5,299)          (25)
   Change in unrealized appreciation (depreciation)       (23,129,479)    (92,090)      (11,065)
   Capital gain distributions                                      --          --            --
                                                         -----------------------------------------
Net realized and unrealized gain (loss) on investments    (31,858,115)    (97,389)      (11,090)
                                                         -----------------------------------------
Increase (decrease) in net assets from operations        $(26,494,269)    (73,260)       (8,112)
                                                         =========================================

                                                                                        VAN KAMPEN
                                                             RYDEX      THE UNIVERSAL      LIFE
                                                            VARIABLE    INSTITUTIONAL   INVESTMENT
                                                             TRUST       FUNDS, INC.       TRUST
                                                         -------------  -------------  ------------



                                                                          EQUITY AND      CAPITAL
                                                                            INCOME        GROWTH
                                                                         PORTFOLIO --  PORTFOLIO --
                                                         NASDAQ-100(R)     CLASS II      CLASS II
                                                             FUND           SHARES        SHARES
                                                         ------------------------------------------
                                                                YEAR ENDED DECEMBER 31, 2008
                                                         ------------------------------------------
Investment income and expense:
   Income -- Ordinary dividends                               11,573        287,834         17,169
   Mortality and expense risk and administrative
      charges (note 4a)                                      116,630        190,970        131,540
                                                         ------------------------------------------
Net investment income (expense)                             (105,057)        96,864       (114,371)
                                                         ------------------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                  (52,434)    (1,072,825)       259,611
   Change in unrealized appreciation (depreciation)       (3,690,934)    (1,878,975)    (5,354,699)
   Capital gain distributions                                     --        228,793             --
                                                         ------------------------------------------
Net realized and unrealized gain (loss) on investments    (3,743,368)    (2,723,007)    (5,095,088)
                                                         ------------------------------------------
Increase (decrease) in net assets from operations         (3,848,425)    (2,626,143)    (5,209,459)
                                                         ==========================================

                 See accompanying notes to financial statements

                                                           VAN KAMPEN
                                                         LIFE INVESTMENT
                                                              TRUST             XTF
                                                            (CONTINUED)    ADVISORS TRUST
                                                         ---------------  ----------------
                                                            COMSTOCK           ETF 60
                                                           PORTFOLIO --      PORTFOLIO --
                                                         CLASS II SHARES  CLASS II SHARES
                                                         ---------------  ----------------
                                                           YEAR ENDED       PERIOD FROM
                                                          DECEMBER 31,       JANUARY 1
                                                               2008       TO JUNE 20, 2008
                                                         ---------------  ----------------
Investment income and expense:
   Income -- Ordinary dividends                           $  2,992,541        109,181
   Mortality and expense risk and administrative
      charges (note 4a)                                      1,856,376         69,799
                                                          --------------------------------
Net investment income (expense)                              1,136,165         39,382
                                                          --------------------------------
Net realized and unrealized gain (loss) on investments:
   Net realized gain (loss)                                (30,908,764)      (290,067)
   Change in unrealized appreciation (depreciation)        (28,335,786)        96,032
   Capital gain distributions                                5,528,592             --
                                                          --------------------------------
Net realized and unrealized gain (loss) on investments     (53,715,958)      (194,035)
                                                          --------------------------------
Increase (decrease) in net assets from operations         $(52,579,793)      (154,653)
                                                          ================================

                 See accompanying notes to financial statements

                  GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1
                       Statements of Changes in Net Assets

                                                                                       AIM VARIABLE INSURANCE FUNDS
                                                                             --------------------------------------------------
                                                                                                          AIM V.I. CAPITAL
                                                                             AIM V.I. BASIC VALUE      APPRECIATION FUND --
                                                    CONSOLIDATED TOTAL       FUND -- SERIES II SHARES     SERIES I SHARES
                                            -----------------------------------------------------------------------------------
                                                        YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                        DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
                                            -----------------------------------------------------------------------------------
                                                  2008            2007           2008        2007          2008        2007
                                            -----------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   130,203,596     128,945,841      133,230    (354,244)     (289,856)   (440,135)
   Net realized gain (loss) on investments     (751,021,426)    476,304,282   (2,008,701)  1,670,923        83,385   1,687,199
   Change in unrealized appreciation
      (depreciation) on investments          (3,501,199,090)   (217,200,967) (13,972,955) (2,731,702)  (10,001,670)  1,526,229
   Capital gain distributions                   256,260,930     468,080,872    3,176,931   1,473,180            --          --
                                            -----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (3,865,755,990)    856,130,028  (12,671,495)     58,157   (10,208,141)  2,773,293
                                            -----------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                               1,850,944,939   2,119,699,715      152,627   1,145,091       236,252     216,596
   Death benefits                              (147,217,287)   (119,125,859)     (46,580)         --       (82,245)   (211,662)
   Surrenders                                (1,306,500,630) (1,527,279,041)  (1,961,736) (2,325,077)   (2,833,303) (4,430,618)
   Administrative expenses                      (17,720,196)    (13,610,276)     (43,757)    (64,472)      (38,403)    (52,546)
   Capital contribution (withdrawal)             11,365,728      (6,700,000)          --          --            --          --
   Transfers between subaccounts
      (including fixed account), net             50,840,617     151,849,035     (508,626) (2,904,475)   (1,286,987) (2,586,468)
                                            -----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions           441,713,171     604,833,574   (2,408,072) (4,148,933)   (4,004,686) (7,064,698)
                                            -----------------------------------------------------------------------------------
Increase (decrease) in net assets            (3,424,042,819)  1,460,963,602  (15,079,567) (4,090,776)  (14,212,827) (4,291,405)
Net assets at beginning of year              11,502,083,585  10,041,119,983   25,721,782  29,812,558    25,928,937  30,220,342
                                            -----------------------------------------------------------------------------------
Net assets at end of year                   $ 8,078,040,766  11,502,083,585   10,642,215  25,721,782    11,716,110  25,928,937
                                            ===================================================================================
Changes in units (note 5):
   Units purchased                                                               630,443     506,008       256,659     176,832
   Units redeemed                                                               (818,483)   (755,743)     (909,413) (1,090,581)
                                                                             --------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                                                  (188,040)   (249,735)     (652,754)   (913,749)
                                                                             ==================================================

                 See accompanying notes to financial statements

                                                         AIM VARIABLE INSURANCE FUNDS (CONTINUED)
                                            ------------------------------------------------------------------
                                             AIM V.I. CAPITAL                              AIM V.I. GLOBAL
                                            DEVELOPMENT FUND --  AIM V.I. CORE EQUITY      REAL ESTATE FUND --
                                               SERIES I SHARES   FUND -- SERIES I SHARES    SERIES II SHARES
                                            ------------------------------------------------------------------
                                                  YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                 DECEMBER 31,           DECEMBER 31,         DECEMBER 31,
                                            ------------------------------------------------------------------
                                              2008     2007          2008        2007       2008     2007
                                            ------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $    195     470         102,704    (155,265)   32,765   16,212
   Net realized gain (loss) on investments       (480)  1,187         (77,231)  1,041,150   (89,646)    (691)
   Change in unrealized appreciation
      (depreciation) on investments           (15,917)   (820)     (7,213,621)    973,988  (100,543) (53,945)
   Capital gain distributions                   2,843   1,075              --          --    42,307   31,204
                                            ------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (13,359)  1,912      (7,188,148)  1,859,873  (115,117)  (7,220)
                                            ------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                    --      --         474,388     165,417    26,922   62,208
   Death benefits                                  --      --          19,269    (328,779)       --       --
   Surrenders                                      --      --      (3,779,040) (4,660,356)  (10,726)  (2,567)
   Administrative expenses                         --      --         (38,549)    (44,088)     (403)    (408)
   Capital contribution (withdrawal)               --      --              --          --        --       --
   Transfers between subaccounts
      (including fixed account), net            8,928   1,971        (256,676) (1,306,242)  196,895  142,034
                                            ------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions           8,928   1,971      (3,580,608) (6,174,048)  212,688  201,267
                                            ------------------------------------------------------------------
Increase (decrease) in net assets              (4,431)  3,883     (10,768,756) (4,314,175)   97,571  194,047
Net assets at beginning of year                21,381  17,498      25,385,561  29,699,736   241,530   47,483
                                            ------------------------------------------------------------------
Net assets at end of year                    $ 16,950  21,381      14,616,805  25,385,561   339,101  241,530
                                            ==================================================================
Changes in units (note 5):
   Units purchased                                890     491         334,133     176,622   107,446   23,380
   Units redeemed                                (216)   (359)       (687,615)   (717,860)  (77,678)  (8,381)
                                            ------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                    674     132        (353,482)   (541,238)   29,768   14,999
                                            ==================================================================

                 See accompanying notes to financial statements

                                                                    AIM VARIABLE INSURANCE FUNDS (CONTINUED)
                                                   ----------------------------------------------------------------------
                                                   AIM V.I. GOVERNMENT     AIM V.I. INTERNATIONAL     AIM V.I. LARGE CAP
                                                    SECURITIES FUND --          GROWTH FUND --            GROWTH FUND --
                                                     SERIES I SHARES          SERIES II SHARES         SERIES I SHARES
                                                   ----------------------------------------------------------------------
                                                        YEAR ENDED              YEAR ENDED               YEAR ENDED
                                                       DECEMBER 31,             DECEMBER 31,            DECEMBER 31,
                                                   ----------------------------------------------------------------------
                                                       2008     2007         2008          2007        2008       2007
                                                   ----------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                   $   645      703    (1,075,017)      (869,471)     (354)      (430)
   Net realized gain (loss) on investments               782     (343)  (21,419,236)     4,677,982       121        327
   Change in unrealized appreciation
      (depreciation) on investments                      979      217   (28,473,284)     2,946,219   (11,523)     4,046
   Capital gain distributions                             --       --       908,027             --        --         --
                                                   ----------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                            2,406      577   (50,059,510)     6,754,730   (11,756)     3,943
                                                   ----------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                          240      623    39,623,706     35,698,548        --         --
   Death benefits                                         --       --      (412,136)      (128,277)       --         --
   Surrenders                                             --   (1,575)   (4,701,797)    (4,733,494)   (1,392)    (2,000)
   Administrative expenses                                --       --      (205,582)      (116,370)      (98)      (101)
   Capital contribution (withdrawal)                      --       --            --             --        --         --
   Transfers between subaccounts
      (including fixed account), net                  (1,066)   5,737   (22,595,440)     8,535,091      (370)       847
                                                   ----------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions                   (826)   4,785    11,708,751     39,255,498    (1,860)    (1,254)
                                                   ----------------------------------------------------------------------
Increase (decrease) in net assets                      1,580    5,362   (38,350,759)    46,010,228   (13,616)     2,689
Net assets at beginning of year                       20,918   15,556    89,441,029     43,430,801    31,303     28,614
                                                   ----------------------------------------------------------------------
Net assets at end of year                            $22,498   20,918    51,090,270     89,441,029    17,687     31,303
                                                   ======================================================================
Changes in units (note 5):
   Units purchased                                     2,648    2,403    16,579,773      6,317,075        55         86
   Units redeemed                                     (2,702)  (2,068)  (15,878,776)    (3,616,229)     (246)      (199)
                                                   ----------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                           (54)     335       700,997      2,700,846      (191)      (113)
                                                   ======================================================================

                 See accompanying notes to financial statements

                                                          AIM VARIABLE INSURANCE FUNDS (CONTINUED)
                                                   -------------------------------------------------------

                                                   AIM V.I. TECHNOLOGY FUND --  AIM V.I. UTILITIES FUND --
                                                        SERIES I SHARES             SERIES I SHARES
                                                   -------------------------------------------------------
                                                            YEAR ENDED                  YEAR ENDED
                                                           DECEMBER 31,                DECEMBER 31,
                                                   -------------------------------------------------------
                                                         2008        2007            2008         2007
                                                   -------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                    $   (69)         (84)            97          55
   Net realized gain (loss) on investments                  1           17            (32)        554
   Change in unrealized appreciation
      (depreciation) on investments                    (5,094)         795         (2,139)        (70)
   Capital gain distributions                              --           --            462         154
                                                   -------------------------------------------------------
         Increase (decrease) in net assets
            from operations                            (5,162)         728         (1,612)        693
                                                   -------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                            --           --             --          68
   Death benefits                                          --           --             --          --
   Surrenders                                              --           --             --          --
   Administrative expenses                                 --           --             --          --
   Capital contribution (withdrawal)                       --           --             --          --
   Transfers between subaccounts
      (including fixed account), net                      223           60          1,371      (5,789)
                                                   -------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions                     223           60          1,371      (5,721)
                                                   -------------------------------------------------------
Increase (decrease) in net assets                      (4,939)         788           (241)     (5,028)
Net assets at beginning of year                        11,295       10,507          3,717       8,745
                                                   -------------------------------------------------------
Net assets at end of year                             $ 6,356       11,295          3,476       3,717
                                                   =======================================================
Changes in units (note 5):
   Units purchased                                         69           18            165           6
   Units redeemed                                          --           --            (51)       (533)
                                                   -------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                             69           18            114        (527)
                                                   =======================================================

                                                      THE ALGER AMERICAN FUND
                                                   ----------------------------
                                                   ALGER AMERICAN -- LARGECAP
                                                         GROWTH PORTFOLIO --
                                                         CLASS O SHARES
                                                   ----------------------------
                                                             YEAR ENDED
                                                            DECEMBER 31,
                                                   ----------------------------
                                                         2008          2007
                                                   ----------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                     (677,700)      (914,294)
   Net realized gain (loss) on investments           (1,020,323)     2,797,065
   Change in unrealized appreciation
      (depreciation) on investments                 (30,086,377)    11,837,601
   Capital gain distributions                                --             --
                                                   ----------------------------
         Increase (decrease) in net assets
            from operations                         (31,784,400)    13,720,372
                                                   ----------------------------
From capital transactions (note 4):
   Net premiums                                         112,552        173,362
   Death benefits                                      (516,583)      (823,923)
   Surrenders                                       (10,319,560)   (16,116,889)
   Administrative expenses                              (77,077)       (94,787)
   Capital contribution (withdrawal)                         --             --
   Transfers between subaccounts
      (including fixed account), net                 (2,782,495)    (5,272,820)
                                                   ----------------------------
         Increase (decrease) in net assets
            from capital transactions               (13,583,163)   (22,135,057)
                                                   ----------------------------
Increase (decrease) in net assets                   (45,367,563)    (8,414,685)
Net assets at beginning of year                      77,446,556     85,861,241
                                                   ----------------------------
Net assets at end of year                            32,078,993     77,446,556
                                                   ============================
Changes in units (note 5):
   Units purchased                                      561,205        410,572
   Units redeemed                                    (1,692,892)    (1,879,363)
                                                   ----------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                       (1,131,687)    (1,468,791)
                                                   ============================

                 See accompanying notes to financial statements

                                                        THE ALGER AMERICAN
                                                         FUND (CONTINUED)
                                                   ----------------------------
                                                          ALGER AMERICAN
                                                   SMALLCAP GROWTH PORTFOLIO --
                                                          CLASS O SHARES
                                                   ----------------------------

                                                            YEAR ENDED
                                                           DECEMBER 31,
                                                   ----------------------------
                                                         2008         2007
                                                   ----------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                  $   (637,075)   (1,047,934)
   Net realized gain (loss) on investments             2,088,139     9,182,649
   Change in unrealized appreciation
      (depreciation) on investments                  (28,796,154)    2,367,531
   Capital gain distributions                            616,947            --
                                                   ----------------------------
         Increase (decrease) in net assets
            from operations                          (26,728,143)   10,502,246
                                                   ----------------------------
From capital transactions (note 4):
   Net premiums                                           58,313        71,411
   Death benefits                                       (373,231)     (298,378)
   Surrenders                                         (8,545,091)  (16,487,750)
   Administrative expenses                               (60,706)      (79,490)
   Capital contribution (withdrawal)                          --            --
   Transfers between subaccounts
      (including fixed account), net                  (4,396,839)   (1,674,776)
                                                   ----------------------------
         Increase (decrease) in net assets
            from capital transactions                (13,317,554)  (18,468,983)
                                                   ----------------------------
Increase (decrease) in net assets                    (40,045,697)   (7,966,737)
Net assets at beginning of year                       65,664,192    73,630,929
                                                   ----------------------------
Net assets at end of year                           $ 25,618,495    65,664,192
                                                   ============================
Changes in units (note 5):
   Units purchased                                       759,711       851,214
   Units redeemed                                     (1,950,500)   (2,201,194)
                                                   ----------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                        (1,190,789)   (1,349,980)
                                                   ============================


                                                     ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
                                                   --------------------------------------------------------
                                                    ALLIANCEBERNSTEIN BALANCED     ALLIANCEBERNSTEIN GLOBAL
                                                     WEALTH STRATEGY PORTFOLIO --   TECHNOLOGY PORTFOLIO --
                                                              CLASS B                     CLASS B
                                                   --------------------------------------------------------
                                                                    PERIOD FROM
                                                    YEAR ENDED     AUGUST 27 TO          YEAR ENDED
                                                   DECEMBER 31,     DECEMBER 31         DECEMBER 31,
                                                   --------------------------------------------------------
                                                        2008           2007           2008          2007
                                                   --------------------------------------------------------
Increase (decrease) in net assets
From operations:
Net investment income (expense)                        176,297         (23,113)       (69,559)     (89,790)
   Net realized gain (loss) on investments          (1,213,550)         (2,604)      (489,929)     419,640
   Change in unrealized appreciation
      (depreciation) on investments                 (4,705,150)        (68,480)    (2,412,520)     353,030
   Capital gain distributions                          286,892              --             --           --
                                                   --------------------------------------------------------
         Increase (decrease) in net assets
            from operations                         (5,455,511)        (94,197)    (2,972,008)     682,880
                                                   --------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                     12,795,616       6,241,612        313,536      639,498
   Death benefits                                           --              --         (8,555)    (198,250)
   Surrenders                                         (289,666)          9,244       (310,570)    (363,985)
   Administrative expenses                             (46,984)             --        (11,875)     (17,127)
   Capital contribution (withdrawal)                        --              --             --           --
   Transfers between subaccounts
      (including fixed account), net                 1,813,323       1,193,171       (343,423)   1,541,374
                                                   --------------------------------------------------------
        Increase (decrease) in net assets
            from capital transactions               14,272,289       7,444,027       (360,887)   1,601,510
                                                   --------------------------------------------------------
Increase (decrease) in net assets                    8,816,778       7,349,830     (3,332,895)   2,284,390
Net assets at beginning of year                      7,349,830              --      6,431,018    4,146,628
                                                   --------------------------------------------------------
Net assets at end of year                           16,166,608       7,349,830      3,098,123    6,431,018
                                                   ========================================================
Changes in units (note 5):
   Units purchased                                   3,164,598         803,285        312,615      616,284
   Units redeemed                                   (1,525,083)        (79,165)      (327,582)    (528,601)
                                                   --------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                       1,639,515         724,120        (14,967)      87,683
                                                   ========================================================

                 See accompanying notes to financial statements

                                                  ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CONTINUED)
                                            -------------------------------------------------------------------------------
                                                                             ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                                             ALLIANCEBERNSTEIN GROWTH          INTERNATIONAL                LARGE CAP
                                              AND INCOME PORTFOLIO --        VALUE PORTFOLIO --       GROWTH PORTFOLIO --
                                                     CLASS B                      CLASS B                   CLASS B
                                            -------------------------------------------------------------------------------
                                                     YEAR ENDED                 YEAR ENDED                YEAR ENDED
                                                    DECEMBER 31,               DECEMBER 31,              DECEMBER 31,
                                            -------------------------------------------------------------------------------
                                                 2008          2007         2008          2007        2008         2007
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $  2,961,181      (40,516)      447,866      981,152     (348,147)   (480,770)
   Net realized gain (loss) on investments     (9,412,542)  11,334,152   (96,941,416)   6,362,171      (72,512)  1,572,046
   Change in unrealized appreciation
      (depreciation) on investments           (66,723,036) (13,350,563)  (54,775,978)  (7,494,177) (10,586,164)  2,313,694
   Capital gain distributions                  17,130,860    7,975,486     8,477,020    3,022,073           --          --
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (56,043,537)   5,918,559  (142,792,508)   2,871,219  (11,006,823)  3,404,970
                                            -------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                 1,376,160    2,117,172    82,871,961   79,501,942      202,773     518,066
   Death benefits                                (442,688)  (1,045,505)   (1,285,248)     (38,167)     (80,132)   (290,852)
   Surrenders                                 (16,645,597) (25,586,366)   (8,874,504)  (8,814,972)  (3,017,337) (4,608,315)
   Administrative expenses                       (201,234)    (302,606)     (381,305)    (213,543)     (49,034)    (59,178)
   Capital contribution (withdrawal)                   --           --            --           --           --          --
   Transfers between subaccounts
      (including fixed account), net           (8,425,981) (13,197,460)  (41,218,651)   7,894,784     (391,006) (1,970,986)
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (24,339,340) (38,014,765)   31,112,253   78,330,044   (3,334,736) (6,411,265)
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets             (80,382,877) (32,096,206) (111,680,255)  81,201,263  (14,341,559) (3,006,295)
Net assets at beginning of year               151,327,250  183,423,456   180,154,479   98,953,216   29,206,024  32,212,319
                                            -------------------------------------------------------------------------------
Net assets at end of year                    $ 70,944,373  151,327,250    68,474,224  180,154,479   14,864,465  29,206,024
                                            ===============================================================================
Changes in units (note 5):
   Units purchased                              1,798,593    1,550,818    42,126,487   13,327,844      531,215     322,806
   Units redeemed                              (3,850,834)  (4,198,974)  (43,112,041)  (7,728,047)  (1,084,439) (1,184,014)
                                            -------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 (2,052,241)  (2,648,156)     (985,554)   5,599,797     (553,224)   (861,208)
                                            ===============================================================================

                 See accompanying notes to financial statements

                                                ALLIANCEBERNSTEIN
                                                VARIABLE PRODUCTS
                                                   SERIES FUND,                    AMERICAN CENTURY
                                                INC. (CONTINUED)              VARIABLE PORTFOLIOS, INC.
                                            -------------------------  ---------------------------------------
                                             ALLIANCEBERNSTEIN SMALL      VP INCOME &       VP INTERNATIONAL
                                             CAP GROWTH PORTFOLIO --    GROWTH FUND --           FUND --
                                                     CLASS B                CLASS I             CLASS I
                                            -------------------------------------------------------------------
                                                    YEAR ENDED            YEAR ENDED           YEAR ENDED
                                                   DECEMBER 31,           DECEMBER 31,        DECEMBER 31,
                                            -------------------------------------------------------------------
                                                 2008         2007       2008     2007      2008        2007
                                            -------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $  (101,181)    (130,304)     210       58     (29,233)   (33,488)
   Net realized gain (loss) on investments    (1,116,850)     911,004   (4,047)   2,692    (773,617)   151,977
   Change in unrealized appreciation
      (depreciation) on investments           (2,904,542)     (53,744) (56,791)  (4,601) (1,176,740)   253,981
   Capital gain distributions                         --           --   13,372       --     268,768         --
                                            -------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (4,122,573)     726,956  (47,256)  (1,851) (1,710,822)   372,470
                                            -------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                  544,629      603,523       --       --     294,916  1,279,736
   Death benefits                                (79,521)     (76,335)      --       --          --         --
   Surrenders                                 (1,051,241)  (1,676,864)  (5,500)  (5,653)   (177,020)   (77,565)
   Administrative expenses                       (14,172)     (15,111)    (212)    (272)     (3,887)    (2,117)
   Capital contribution (withdrawal)                  --           --       --       --          --         --
   Transfers between subaccounts
      (including fixed account), net          (2,030,859)   4,128,417    9,110    4,586     173,922    202,680
                                            -------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (2,631,164)   2,963,630    3,398   (1,339)    287,931  1,402,734
                                            -------------------------------------------------------------------
Increase (decrease) in net assets             (6,753,737)   3,690,586  (43,858)  (3,190) (1,422,891) 1,775,204
Net assets at beginning of year               11,344,201    7,653,615  132,319  135,509   3,331,108  1,555,904
                                            -------------------------------------------------------------------
Net assets at end of year                    $ 4,590,464   11,344,201   88,461  132,319   1,908,217  3,331,108
                                            ===================================================================
Changes in units (note 5):
   Units purchased                               787,049      888,780    2,040    1,756     879,609    363,424
   Units redeemed                             (1,042,565)    (623,028)  (1,493)  (1,770)   (862,281)  (269,326)
                                            -------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (255,516)     265,752      547      (14)     17,328     94,098
                                            ===================================================================

                 See accompanying notes to financial statements

                                                                                        AMERICAN
                                                  AMERICAN CENTURY VARIABLE         CENTURY VARIABLE
                                                PORTFOLIOS, INC. (CONTINUED)       PORTFOLIOS II, INC.
                                            -----------------------------------------------------------
                                                                                      VP INFLATION
                                               VP ULTRA(R)     VP VALUE FUND --    PROTECTION FUND --
                                             FUND -- CLASS I       CLASS I              CLASS II
                                            -----------------------------------------------------------
                                                 YEAR ENDED       YEAR ENDED          YEAR ENDED
                                                DECEMBER 31,      DECEMBER 31,       DECEMBER 31,
                                            -----------------------------------------------------------
                                              2008     2007     2008     2007       2008        2007
                                            -----------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $ (1,016) (1,158)  11,557    20,151     133,657    119,859
   Net realized gain (loss) on investments      (264)  1,484  (18,932)  (10,986)   (154,504)   (12,921)
   Change in unrealized appreciation
      (depreciation) on investments          (36,472) 10,646  (73,958)  (36,231)  1,816,412    174,616
   Capital gain distributions                  8,680      --   14,184    11,395          --         --
                                            -----------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (29,072) 10,972  (67,149)  (15,671)  1,795,565    281,554
                                            -----------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   --      --    5,060    90,266   9,652,860    552,720
   Death benefits                                 --      --       --        --     (41,581)    (6,703)
   Surrenders                                   (662)   (821) (11,172)   (7,966) (2,282,642)  (299,612)
   Administrative expenses                      (269)   (372)    (544)     (502)    (78,650)    (5,228)
   Capital contribution (withdrawal)              --      --       --        --          --         --
   Transfers between subaccounts
      (including fixed account), net          11,069  (7,932)  37,885  (162,112) 71,748,943   (242,339)
                                            -----------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         10,138  (9,125)  31,229   (80,314) 78,998,930     (1,162)
                                            -----------------------------------------------------------
Increase (decrease) in net assets            (18,934)  1,847  (35,920)  (95,985) 80,794,495    280,392
Net assets at beginning of year               62,247  60,400  211,838   307,823   4,157,451  3,877,059
                                            -----------------------------------------------------------
Net assets at end of year                   $ 43,313  62,247  175,918   211,838  84,951,946  4,157,451
                                            ===========================================================
Changes in units (note 5):
   Units purchased                             2,113     254   31,645    36,411  11,086,895    293,480
   Units redeemed                             (1,055) (1,009) (29,639)  (44,440) (3,110,278)  (295,026)
                                            -----------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 1,058    (755)   2,006    (8,029)  7,976,617     (1,546)
                                            ===========================================================

                 See accompanying notes to financial statements

                                                                 BLACKROCK VARIABLE SERIES FUNDS, INC.
                                            ---------------------------------------------------------------------------
                                                 BLACKROCK BASIC          BLACKROCK GLOBAL        BLACKROCK LARGE CAP
                                               VALUE V.I. FUND --      ALLOCATION V.I. FUND --    GROWTH V.I. FUND --
                                                    CLASS III                 CLASS III                CLASS III
                                            ---------------------------------------------------------------------------
                                                    YEAR ENDED                YEAR ENDED              YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,            DECEMBER 31,
                                            ---------------------------------------------------------------------------
                                                2008         2007         2008         2007         2008        2007
                                            ---------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $     58,318     113,694     2,372,846    5,598,731     (38,747)   (45,969)
   Net realized gain (loss) on investments    (2,386,181)     (4,400)  (25,428,483)   4,022,789    (284,019)   203,496
   Change in unrealized appreciation
      (depreciation) on investments           (3,520,316) (2,288,690)  (69,346,094)  (2,929,979) (1,251,518)    30,898
   Capital gain distributions                    132,402   1,944,019     1,666,320   12,116,498          --         --
                                            ---------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (5,715,777)   (235,377)  (90,735,411)  18,808,039  (1,574,284)   188,425
                                            ---------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                1,134,379   2,172,632   189,049,653  165,243,829     130,995    866,549
   Death benefits                                     --          --      (344,724)          --     (27,064)       408
   Surrenders                                   (893,424)   (564,248)  (17,348,540)  (4,858,659)   (196,184)  (418,943)
   Administrative expenses                       (30,787)    (37,746)     (831,224)     (47,806)     (7,052)    (4,905)
   Capital contribution (withdrawal)                  --          --            --           --          --         --
   Transfers between subaccounts
      (including fixed account), net          (1,678,537)  1,552,350    (1,339,538)  26,181,683     817,376   (297,195)
                                            ---------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (1,468,369)  3,122,988   169,185,627  186,519,047     718,071    145,914
                                            ---------------------------------------------------------------------------
Increase (decrease) in net assets             (7,184,146)  2,887,611    78,450,216  205,327,086    (856,213)   334,339
Net assets at beginning of year               16,049,051  13,161,440   265,528,154   60,201,068   3,246,142  2,911,803
                                            ---------------------------------------------------------------------------
Net assets at end of year                   $  8,864,905  16,049,051   343,978,370  265,528,154   2,389,929  3,246,142
                                            ===========================================================================
Changes in units (note 5):
   Units purchased                               568,347     694,401    47,968,111   26,457,651     216,536    179,217
   Units redeemed                               (678,831)   (473,093)  (31,552,594) (11,022,463)   (151,636)  (167,802)
                                            ---------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (110,484)    221,308    16,415,517   15,435,188      64,900     11,415
                                            ===========================================================================

                 See accompanying notes to financial statements

                                            BLACKROCK VARIABLE SERIES
                                             FUNDS, INC. (CONTINUED)            COLUMBIA FUNDS VARIABLE INSURANCE TRUST I
                                            --------------------------  --------------------------------------------------------
                                                  BLACKROCK VALUE       COLUMBIA MARSICO GROWTH   COLUMBIA MARSICO INTERNATIONAL
                                            OPPORTUNITIES V.I. FUND --  FUND, VARIABLE SERIES --    OPPORTUNITIES FUND, VARIABLE
                                                    CLASS III                   CLASS A                   SERIES -- CLASS B
                                            ------------------------------------------------------------------------------------
                                                     YEAR ENDED                YEAR ENDED                    YEAR ENDED
                                                    DECEMBER 31,              DECEMBER 31,                  DECEMBER 31,
                                            ------------------------------------------------------------------------------------
                                                2008         2007           2008         2007           2008          2007
                                            ------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $    96,709       282,370      (609,572)    (914,608)    10,951,513       199,655
   Net realized gain (loss) on investments   (3,139,540)   (1,632,842)      265,504    3,209,101    (38,957,932)   10,175,550
   Change in unrealized appreciation
      (depreciation) on investments               4,600        58,613   (23,945,989)   6,365,696    (71,648,938)    6,491,483
   Capital gain distributions                    76,574     1,084,958            --           --     13,656,501     2,623,749
                                            ------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (2,961,657)     (206,901)  (24,290,057)   8,660,189    (85,998,856)   19,490,437
                                            ------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                 506,871       760,469     2,438,377    3,090,276     37,448,401    36,945,243
   Death benefits                                23,474        (5,741)     (188,487)     (27,524)      (331,495)     (740,216)
   Surrenders                                  (805,342)     (575,076)   (5,233,131)  (4,687,173)    (8,674,466)   (8,272,007)
   Administrative expenses                      (12,099)      (16,404)     (108,464)    (131,817)      (286,335)     (217,826)
   Capital contribution (withdrawal)                 --            --            --           --             --            --
   Transfers between subaccounts
      (including fixed account), net            186,624       251,091   (12,044,622)   7,539,016    (19,489,582)   (6,413,182)
                                            ------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          (100,472)      414,339   (15,136,327)   5,782,778      8,666,523    21,302,012
                                            ------------------------------------------------------------------------------------
Increase (decrease) in net assets            (3,062,129)      207,438   (39,426,384)  14,442,967    (77,332,333)   40,792,449
Net assets at beginning of year               7,407,520     7,200,082    71,729,481   57,286,514    141,978,282   101,185,833
                                            ------------------------------------------------------------------------------------
Net assets at end of year                   $ 4,345,391     7,407,520    32,303,097   71,729,481     64,645,949   141,978,282
                                            ====================================================================================
Changes in units (note 5):
   Units purchased                              389,998       250,336     1,052,427    1,421,635     17,048,143     6,005,308
   Units redeemed                              (382,925)     (218,422)   (1,946,847)  (1,128,645)   (16,940,949)   (4,538,951)
                                            ------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                    7,073        31,914      (894,420)     292,990        107,194     1,466,357
                                            ====================================================================================

                 See accompanying notes to financial statements

                                                                              DREYFUS                       DREYFUS
                                                    DREYFUS            INVESTMENT PORTFOLIOS       VARIABLE INVESTMENT FUND
                                            ----------------------  ---------------------------  ---------------------------
                                             THE DREYFUS SOCIALLY
                                              RESPONSIBLE GROWTH        DREYFUS INVESTMENT       DREYFUS VARIABLE INVESTMENT
                                                  FUND, INC. --     PORTFOLIOS -- MIDCAP STOCK       FUND -- MONEY MARKET
                                                 INITIAL SHARES     PORTFOLIO -- INITIAL SHARES           PORTFOLIO
                                            --------------------------------------------------------------------------------
                                                   YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                                                  DECEMBER 31,               DECEMBER 31,                DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                2008        2007           2008      2007             2008        2007
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   (32,174)   (52,960)        6,860     1,597             4,049      17,199
   Net realized gain (loss) on investments      (53,331)    45,108        (2,198)   (1,473)               --         (94)
   Change in unrealized appreciation
      (depreciation) on investments          (1,634,030)   326,878       (74,044)  (15,191)               (1)         88
   Capital gain distributions                        --         --        10,604    15,542                --          --
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (1,719,535)   319,026       (58,778)      475             4,048      17,193
                                            --------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   1,672      4,860            --        --           124,769      61,256
   Death benefits                               (14,581)   (35,646)           --        --          (337,421) (1,063,592)
   Surrenders                                  (255,646)  (475,119)       (1,535)   (1,274)         (582,369)   (918,323)
   Administrative expenses                      (15,928)   (16,003)         (771)     (870)           (1,602)       (527)
   Capital contribution (withdrawal)                 --         --            --        --                --          --
   Transfers between subaccounts
      (including fixed account), net            (35,947)  (113,615)        3,492   (11,425)          952,337   2,019,300
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          (320,430)  (635,523)        1,186   (13,569)          155,714      98,114
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets            (2,039,965)  (316,497)      (57,592)  (13,094)          159,762     115,307
Net assets at beginning of year               5,055,351  5,371,848       144,039   157,133           638,445     523,138
                                            --------------------------------------------------------------------------------
Net assets at end of year                   $ 3,015,386  5,055,351        86,447   144,039           798,207     638,445
                                            ================================================================================
Changes in units (note 5):
   Units purchased                               14,006      9,073           812       229           172,243     287,588
   Units redeemed                               (68,746)   (99,497)         (515)   (1,226)         (157,690)   (277,834)
                                            --------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (54,740)   (90,424)          297      (997)           14,553       9,754
                                            ================================================================================

                 See accompanying notes to financial statements

                                                                     DWS VARIABLE SERIES II
                                            -----------------------------------------------------------------------
                                               DWS DREMAN HIGH            DWS DREMAN
                                            RETURN EQUITY VIP --  SMALL MID CAP VALUE VIP --  DWS TECHNOLOGY VIP --
                                               CLASS B SHARES           CLASS B SHARES           CLASS B SHARES
                                            -----------------------------------------------------------------------
                                                 YEAR ENDED               YEAR ENDED              YEAR ENDED
                                                DECEMBER 31,             DECEMBER 31,            DECEMBER 31,
                                            -----------------------------------------------------------------------
                                               2008       2007           2008     2007            2008     2007
                                            -----------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $  5,354      (898)         6,470    1,868            (138)    (165)
   Net realized gain (loss) on investments    (14,706)      317         (9,881)      34               1       84
   Change in unrealized appreciation
      (depreciation) on investments           (65,820)   (5,445)       (50,344)  (9,759)         (5,498)   1,365
   Capital gain distributions                  16,026     1,113         25,381    7,944              --       --
                                            -----------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (59,146)   (4,913)       (28,374)      87          (5,635)   1,284
                                            -----------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                    --        --             --       --              --      620
   Death benefits                                  --        --             --       --              --       --
   Surrenders                                  (5,226)   (3,388)          (791)    (830)             --      (85)
   Administrative expenses                       (169)     (221)          (268)    (295)            (23)     (27)
   Capital contribution (withdrawal)               --        --             --       --              --       --
   Transfers between subaccounts
      (including fixed account), net            2,254     4,817         (1,104)  18,233             514      (64)
                                            -----------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          (3,141)    1,208         (2,163)  17,108             491      444
                                            -----------------------------------------------------------------------
Increase (decrease) in net assets             (62,287)   (3,705)       (30,537)  17,195          (5,144)   1,728
Net assets at beginning of year               129,061   132,766         89,041   71,846          11,891   10,163
                                            -----------------------------------------------------------------------
Net assets at end of year                    $ 66,774   129,061         58,504   89,041           6,747   11,891
                                            =======================================================================
Changes in units (note 5):
   Units purchased                              2,875       717            994      869             105       74
   Units redeemed                              (2,713)     (560)          (938)    (148)            (45)     (42)
                                            -----------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                    162       157             56      721              60       32
                                            =======================================================================

                 See accompanying notes to financial statements

                                                                                                       EVERGREEN VARIABLE
                                                          EATON VANCE VARIABLE TRUST                      ANNUITY TRUST
                                            -----------------------------------------------------  --------------------------
                                                                            VT WORLDWIDE HEALTH    EVERGREEN VA OMEGA FUND --
                                            VT FLOATING-RATE INCOME FUND      SCIENCES FUND                  CLASS 2
                                            ---------------------------------------------------------------------------------
                                                     YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                    DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                                 2008          2007          2008         2007          2008        2007
                                            ---------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $  2,495,355    2,448,128      (151,972)    (169,943)     (20,428)    (13,900)
   Net realized gain (loss) on investments     (9,128,769)    (623,623)     (337,901)     485,605     (609,385)     90,099
   Change in unrealized appreciation
      (depreciation) on investments           (12,343,720)  (1,807,299)   (1,773,454)     103,180     (181,555)     36,824
   Capital gain distributions                          --           --     1,087,048       93,857           --          --
                                            ---------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (18,977,134)      17,206    (1,176,279)     512,699     (811,368)    113,023
                                            ---------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                23,320,624   14,841,094       360,256      582,592       33,508     105,196
   Death benefits                                  36,915      (55,913)      (60,265)    (166,169)          --          --
   Surrenders                                  (5,113,432)  (8,845,646)     (864,675)  (1,249,024)    (115,793)    (34,781)
   Administrative expenses                       (150,986)     (99,176)      (26,858)     (30,527)      (3,606)     (2,513)
   Capital contribution (withdrawal)                   --           --            --           --           --          --
   Transfers between subaccounts
      (including fixed account), net          (24,976,178)  13,062,443       495,284     (766,145)   1,092,079     150,628
                                            ---------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          (6,883,057)  18,902,802       (96,258)  (1,629,273)   1,006,188     218,530
                                            ---------------------------------------------------------------------------------
Increase (decrease) in net assets             (25,860,191)  18,920,008    (1,272,537)  (1,116,574)     194,820     331,553
Net assets at beginning of year                65,664,291   46,744,283    10,454,303   11,570,877    1,054,985     723,432
                                            ---------------------------------------------------------------------------------
Net assets at end of year                    $ 39,804,100   65,664,291     9,181,766   10,454,303    1,249,805   1,054,985
                                            =================================================================================
Changes in units (note 5):
   Units purchased                             11,687,030    5,402,256       426,182      205,205      920,379     178,077
   Units redeemed                             (12,587,074)  (3,535,497)     (459,986)    (323,676)    (864,695)   (157,203)
                                            ---------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                   (900,044)   1,866,759       (33,804)    (118,471)      55,684      20,874
                                            =================================================================================

                 See accompanying notes to financial statements

                                                                        FEDERATED INSURANCE SERIES
                                            ---------------------------------------------------------------------------------
                                            FEDERATED AMERICAN LEADERS   FEDERATED CAPITAL INCOME  FEDERATED HIGH INCOME BOND
                                             FUND II -- PRIMARY SHARES            FUND II           FUND II -- PRIMARY SHARES
                                            ---------------------------------------------------------------------------------
                                                    YEAR ENDED                  YEAR ENDED                 YEAR ENDED
                                                   DECEMBER 31,                 DECEMBER 31,              DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                                2008           2007         2008         2007         2008           2007
                                            ---------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  1,172,146       521,748      562,353      654,449     2,279,745     2,687,460
   Net realized gain (loss) on investments    (4,594,402)      308,651     (688,420)      22,051    (2,669,995)     (150,365)
   Change in unrealized appreciation
      (depreciation) on investments          (11,675,387)   (8,820,304)  (2,632,670)    (220,659)   (6,661,922)   (1,671,322)
   Capital gain distributions                  5,771,902     3,991,606           --           --            --            --
                                            ---------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (9,325,741)   (3,998,299)  (2,758,737)     455,841    (7,052,172)      865,773
                                            ---------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   12,594        21,366       57,741       41,398        39,540        25,519
   Death benefits                               (378,771)     (371,740)    (215,123)    (185,770)     (426,017)     (468,958)
   Surrenders                                 (4,558,462)   (9,148,608)  (2,332,397)  (3,683,817)   (6,318,537)   (8,924,285)
   Administrative expenses                       (33,847)      (46,971)     (16,852)     (20,087)      (31,665)      (39,977)
   Capital contribution (withdrawal)                  --            --           --           --            --            --
   Transfers between subaccounts
      (including fixed account), net          (1,426,509)   (1,138,308)    (485,659)    (558,623)   (2,131,307)   (1,605,777)
                                            ---------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (6,384,995)  (10,684,261)  (2,992,290)  (4,406,899)   (8,867,986)  (11,013,478)
                                            ---------------------------------------------------------------------------------
Increase (decrease) in net assets            (15,710,736)  (14,682,560)  (5,751,027)  (3,951,058)  (15,920,158)  (10,147,705)
Net assets at beginning of year               30,711,844    45,394,404   14,800,946   18,752,004    33,363,304    43,511,009
                                            ---------------------------------------------------------------------------------
Net assets at end of year                   $ 15,001,108    30,711,844    9,049,919   14,800,946    17,443,146    33,363,304
                                            =================================================================================
Changes in units (note 5):
   Units purchased                               156,816       138,153      205,977      151,791       786,065     1,088,754
   Units redeemed                               (671,917)     (759,475)    (438,790)    (494,112)   (1,386,057)   (1,756,347)
                                            ---------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (515,101)     (621,322)    (232,813)    (342,321)     (599,992)     (667,593)
                                            =================================================================================

                 See accompanying notes to financial statements

                                                                                                            FIDELITY(R) VARIABLE
                                                      FEDERATED INSURANCE SERIES (CONTINUED)              INSURANCE PRODUCTS FUND
                                            --------------------------------------------------------   -----------------------------
                                              FEDERATED HIGH INCOME BOND       FEDERATED KAUFMANN           VIP ASSET MANAGER(SM)
                                              FUND II -- SERVICE SHARES    FUND II -- SERVICE SHARES    PORTFOLIO -- INITIAL CLASS
                                            ----------------------------------------------------------------------------------------
                                                         YEAR ENDED                YEAR ENDED                    YEAR ENDED
                                                         DECEMBER 31,              DECEMBER 31,                  DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                    2008        2007           2008        2007               2008        2007
                                            ----------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)             $  2,513,977   2,376,457        738,447     105,192          7,221,142    5,836,421
   Net realized gain (loss) on investments       (2,466,343)   (100,533)      (362,667)  3,901,205         (2,822,705)   2,070,928
   Change in unrealized appreciation
      (depreciation) on investments              (8,772,916) (1,591,873)   (24,742,325)  3,264,623        (39,696,221)   4,520,804
   Capital gain distributions                            --          --      3,154,616   1,885,860          4,339,514    3,502,659
                                            ----------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                      (8,725,282)    684,051    (21,211,929)  9,156,880        (30,958,270)  15,930,812
                                            ----------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                     675,912   1,818,981      3,273,067   2,541,184            107,222      126,810
   Death benefits                                  (311,895)   (538,182)      (272,635)   (585,892)        (1,095,159)  (1,397,976)
   Surrenders                                    (4,787,924) (4,881,896)    (3,488,803) (3,770,605)       (15,741,011) (21,801,473)
   Administrative expenses                          (67,093)    (78,181)      (137,370)   (168,967)           (95,706)    (106,510)
   Capital contribution (withdrawal)                     --          --             --          --                 --           --
   Transfers between subaccounts
      (including fixed account), net             (3,143,145)   (647,282)    10,794,034    (137,107)          (641,598)  (1,599,890)
                                            ----------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions            (7,634,145) (4,326,560)    10,168,293  (2,121,387)       (17,466,252) (24,779,039)
                                            ----------------------------------------------------------------------------------------
Increase (decrease) in net assets               (16,359,427) (3,642,509)   (11,043,636)  7,035,493        (48,424,522)  (8,848,227)
Net assets at beginning of year                  38,240,010  41,882,519     56,888,259  49,852,766        116,425,523  125,273,750
                                            ----------------------------------------------------------------------------------------
Net assets at end of year                      $ 21,880,583  38,240,010     45,844,623  56,888,259         68,001,001  116,425,523
                                            ========================================================================================
Changes in units (note 5):
   Units purchased                                  947,435   1,788,020      3,931,834     802,185            478,084      258,065
   Units redeemed                                (1,538,594) (2,102,116)    (1,733,145)   (918,085)        (1,125,455)  (1,142,299)
                                            ----------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                     (591,159)   (314,096)     2,198,689    (115,900)          (647,371)    (884,234)
                                            ========================================================================================

                 See accompanying notes to financial statements

                                                            FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                            -----------------------------------------------------------------------------------
                                               VIP ASSET MANAGER(SM)
                                                     PORTFOLIO             VIP BALANCED PORTFOLIO  VIP CONTRAFUND(R) PORTFOLIO
                                                   -- SERVICE CLASS 2         -- SERVICE CLASS 2          -- INITIAL CLASS
                                            -----------------------------------------------------------------------------------
                                                      YEAR ENDED                 YEAR ENDED                  YEAR ENDED
                                                      DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                                            -----------------------------------------------------------------------------------
                                                   2008         2007          2008         2007          2008          2007
                                            -----------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)             $  1,553,959   1,019,937        406,270     904,389     (1,094,227)  12,256,613
   Net realized gain (loss) on investments       (1,163,248)    542,112     (4,627,111)    360,723    (21,105,735)  30,284,712
   Change in unrealized appreciation
      (depreciation) on investments              (9,197,084)    896,664    (19,334,511)    (40,812)  (106,852,218) (56,168,795)
   Capital gain distributions                     1,048,704     758,884      1,232,435     289,364      7,070,601   65,112,802
                                            -----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                      (7,757,669)  3,217,597    (22,322,917)  1,513,664   (121,981,579)  51,485,332
                                            -----------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                      78,332     299,323     12,552,034  29,022,798        702,349      341,085
   Death benefits                                    96,099     (34,537)       (50,697)       (419)    (2,613,889)  (2,968,976)
   Surrenders                                    (1,245,596) (1,947,171)    (3,981,730) (1,453,670)   (46,143,313) (76,152,930)
   Administrative expenses                          (39,086)    (41,405)       (67,465)    (15,665)      (294,675)    (347,451)
   Capital contribution (withdrawal)                     --          --             --          --             --           --
   Transfers between subaccounts
      (including fixed account), net             (1,958,381)   (875,631)     2,738,161   8,201,359    (19,096,384)  (9,859,082)
                                            -----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions            (3,068,632) (2,599,421)    11,190,303  35,754,403    (67,445,912) (88,987,354)
                                            -----------------------------------------------------------------------------------
Increase (decrease) in net assets               (10,826,301)    618,176    (11,132,614) 37,268,067   (189,427,491) (37,502,022)
Net assets at beginning of year                  27,112,362  26,494,186     55,927,828  18,659,761    328,218,422  365,720,444
                                            -----------------------------------------------------------------------------------
Net assets at end of year                      $ 16,286,061  27,112,362     44,795,214  55,927,828    138,790,931  328,218,422
                                            ===================================================================================
Changes in units (note 5):
   Units purchased                                  669,480     469,845      7,854,516   5,830,216      1,755,648    1,768,321
   Units redeemed                                  (974,594)   (696,843)    (6,514,247) (2,550,421)    (5,042,027)  (5,073,626)
                                            -----------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                     (305,114)   (226,998)     1,340,269   3,279,795     (3,286,379)  (3,305,305)
                                            ===================================================================================

                 See accompanying notes to financial statements

                                                          FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                            --------------------------------------------------------------------------------
                                                                          VIP DYNAMIC CAPITAL
                                            VIP CONTRAFUND(R) PORTFOLIO  APPRECIATION PORTFOLIO  VIP EQUITY-INCOME PORTFOLIO
                                                 -- SERVICE CLASS 2         -- SERVICE CLASS 2         -- INITIAL CLASS
                                            --------------------------------------------------------------------------------
                                                    YEAR ENDED               YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31,             DECEMBER 31,                  DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                 2008           2007         2008         2007        2008          2007
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $  (1,930,303)  10,134,015      (36,762)   172,177      1,578,478    2,318,915
   Net realized gain (loss) on investments     (59,626,810)  13,220,268     (417,896)   253,989    (16,663,825)  18,068,887
   Change in unrealized appreciation
      (depreciation) on investments            (69,029,266) (41,968,061)  (1,329,237)  (446,778)   (86,476,852) (38,599,227)
   Capital gain distributions                    6,168,989   54,068,285       23,247    277,001        216,668   21,346,723
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (124,417,390)  35,454,507   (1,760,648)   256,389   (101,345,531)   3,135,298
                                            --------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                 39,509,694   38,586,769      280,831    196,895        289,483      597,498
   Death benefits                                 (957,653)  (1,171,487)     (39,059)   (39,856)    (3,095,410)  (3,430,899)
   Surrenders                                  (19,352,145) (24,537,332)    (192,968)  (765,612)   (37,630,707) (68,625,037)
   Administrative expenses                        (497,242)    (506,748)      (7,682)   (11,698)      (214,706)    (299,846)
   Capital contribution (withdrawal)                    --           --           --         --             --           --
   Transfers between subaccounts
      (including fixed account), net           (51,763,947)   3,858,499     (192,651)  (325,723)   (16,232,421) (12,256,199)
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          (33,061,293)  16,229,701     (151,529)  (945,994)   (56,883,761) (84,014,483)
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets             (157,478,683)  51,684,208   (1,912,177)  (689,605)  (158,229,292) (80,879,185)
Net assets at beginning of year                274,264,461  222,580,253    4,276,242  4,965,847    273,497,717  354,376,902
                                            --------------------------------------------------------------------------------
Net assets at end of year                    $ 116,785,778  274,264,461    2,364,065  4,276,242    115,268,425  273,497,717
                                            ================================================================================
Changes in units (note 5):
   Units purchased                              16,274,256    8,056,223      127,234     91,231      1,151,505    1,502,128
   Units redeemed                              (20,595,984)  (6,827,809)    (137,556)  (149,214)    (3,571,539)  (4,161,635)
                                            --------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (4,321,728)   1,228,414      (10,322)   (57,983)    (2,420,034)  (2,659,507)
                                            ================================================================================

                 See accompanying notes to financial statements

                                                           FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                            --------------------------------------------------------------------------------------
                                                  VIP EQUITY-INCOME           VIP GROWTH & INCOME          VIP GROWTH & INCOME
                                            PORTFOLIO -- SERVICE CLASS 2  PORTFOLIO -- INITIAL CLASS  PORTFOLIO -- SERVICE CLASS 2
                                            --------------------------------------------------------------------------------------
                                                     YEAR ENDED                   YEAR ENDED                   YEAR ENDED
                                                    DECEMBER 31,                 DECEMBER 31,                 DECEMBER 31,
                                            --------------------------------------------------------------------------------------
                                                  2008          2007           2008         2007            2008        2007
                                            --------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $      10,491    1,230,430        782,406    2,158,042         359,644     857,191
   Net realized gain (loss) on investments     (37,023,041)   7,736,911     (1,388,704)   3,547,464        (801,080)  1,773,109
   Change in unrealized appreciation
      (depreciation) on investments            (42,069,586) (23,209,520)   (25,249,430)     123,427     (14,280,973)     62,175
   Capital gain distributions                      145,122   13,390,721      4,116,891      937,721       2,279,956     440,583
                                            --------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                    (78,937,014)    (851,458)   (21,738,837)   6,766,654     (12,442,453)  3,133,058
                                            --------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                 24,108,459   18,373,427         29,246       54,983         975,579   2,831,797
   Death benefits                                 (723,614)    (842,684)      (996,170)    (514,494)          4,337    (471,958)
   Surrenders                                  (15,125,458) (17,047,726)    (7,484,432) (14,792,227)     (2,600,523) (4,675,705)
   Administrative expenses                        (278,888)    (298,728)       (71,217)     (87,190)        (53,276)    (66,363)
   Capital contribution (withdrawal)                    --           --             --           --              --          --
   Transfers between subaccounts
      (including fixed account), net           (33,408,167)   3,726,695     (3,346,571)  (2,014,288)     (3,187,303) (1,508,052)
                                            --------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          (25,427,668)   3,910,984    (11,869,144) (17,353,216)     (4,861,186) (3,890,281)
                                            --------------------------------------------------------------------------------------
Increase (decrease) in net assets             (104,364,682)   3,059,526    (33,607,981) (10,586,562)    (17,303,639)   (757,223)
Net assets at beginning of year                170,976,745  167,917,219     59,735,960   70,322,522      32,267,638  33,024,861
                                            --------------------------------------------------------------------------------------
Net assets at end of year                    $  66,612,063  170,976,745     26,127,979   59,735,960      14,963,999  32,267,638
                                            ======================================================================================
Changes in units (note 5):
   Units purchased                              12,421,510    5,270,101        312,726      268,876         360,186     439,403
   Units redeemed                              (16,361,289)  (4,693,673)    (1,259,012)  (1,381,849)       (866,002)   (782,594)
                                            --------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (3,939,779)     576,428       (946,286)  (1,112,973)       (505,816)   (343,191)
                                            ======================================================================================

                 See accompanying notes to financial statements

                                                       FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                            -------------------------------------------------------------------------------
                                             VIP GROWTH OPPORTUNITIES    VIP GROWTH PORTFOLIO --  VIP GROWTH PORTFOLIO --
                                            PORTFOLIO -- INITIAL CLASS       INITIAL CLASS            SERVICE CLASS 2
                                            -------------------------------------------------------------------------------
                                                    YEAR ENDED                 YEAR ENDED                YEAR ENDED
                                                   DECEMBER 31,               DECEMBER 31,              DECEMBER 31,
                                            -------------------------------------------------------------------------------
                                                2008          2007          2008         2007         2008         2007
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   (154,612)    (302,631)     (697,469)    (706,306)    (411,887)    (593,092)
   Net realized gain (loss) on investments      (365,679)   1,392,403       761,772    6,811,401    1,291,244    5,126,325
   Change in unrealized appreciation
      (depreciation) on investments           (9,944,231)   2,889,257   (64,684,717)  28,498,992  (24,153,439)   6,427,308
   Capital gain distributions                         --           --            --           --           --           --
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (10,464,522)   3,979,029   (64,620,414)  34,604,087  (23,274,082)  10,960,541
                                            -------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                    6,877       24,226       189,858      247,881      445,220    1,230,981
   Death benefits                                (69,230)    (172,229)     (946,682)  (1,434,591)    (517,929)    (650,940)
   Surrenders                                 (2,428,379)  (3,662,371)  (18,622,898) (30,411,937)  (7,053,468)  (7,467,551)
   Administrative expenses                       (21,342)     (25,989)     (133,599)    (158,243)     (82,096)    (105,867)
   Capital contribution (withdrawal)                  --           --            --           --           --           --
   Transfers between subaccounts
      (including fixed account), net            (248,211)    (162,611)   (4,955,153)  (5,668,652)  (7,288,279)   6,741,157
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (2,760,285)  (3,998,974)  (24,468,474) (37,425,542) (14,496,552)    (252,220)
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets            (13,224,807)     (19,945)  (89,088,888)  (2,821,455) (37,770,634)  10,708,321
Net assets at beginning of year               20,619,762   20,639,707   152,420,541  155,241,996   60,376,859   49,668,538
                                            -------------------------------------------------------------------------------
Net assets at end of year                   $  7,394,955   20,619,762    63,331,653  152,420,541   22,606,225   60,376,859
                                            ===============================================================================
Changes in units (note 5):
   Units purchased                               302,807      318,477       704,062      765,512    1,852,601    2,716,140
   Units redeemed                               (637,526)    (664,812)   (1,976,610)  (2,261,466)  (3,713,701)  (2,879,562)
                                            -------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (334,719)    (346,335)   (1,272,548)  (1,495,954)  (1,861,100)    (163,422)
                                            ===============================================================================

                 See accompanying notes to financial statements

                                                          FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                            -----------------------------------------------------------------------------------
                                              VIP INVESTMENT GRADE BOND   VIP MID CAP PORTFOLIO --   VIP MID CAP PORTFOLIO --
                                            PORTFOLIO -- SERVICE CLASS 2        INITIAL CLASS            SERVICE CLASS 2
                                            -----------------------------------------------------------------------------------
                                                           PERIOD FROM
                                              YEAR ENDED     MAY 1 TO           YEAR ENDED                   YEAR ENDED
                                             DECEMBER 31,  DECEMBER 31,        DECEMBER 31,                 DECEMBER 31,
                                            -----------------------------------------------------------------------------------
                                                 2008          2007           2008       2007            2008          2007
                                            -----------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $    601,262     (175,336)       1,278        445         6,222,932    (2,361,520)
   Net realized gain (loss) on investments     (2,805,645)     102,805         (117)     4,996       (21,912,872)   14,488,476
   Change in unrealized appreciation
      (depreciation) on investments              (770,605)     599,163      (19,629)    (3,719)      (99,155,588)   (3,132,195)
   Capital gain distributions                          --           --        3,718      3,121        23,612,799    23,107,638
                                            -----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                    (2,974,988)     526,632      (14,750)     4,843       (91,232,729)   32,102,399
                                            -----------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                22,473,106   12,864,777          240        240        12,903,327    14,242,682
   Death benefits                                 (77,373)      (1,716)          --         --          (740,098)   (1,325,930)
   Surrenders                                  (1,840,658)    (395,286)          --     (1,614)      (25,048,707)  (36,756,224)
   Administrative expenses                        (72,055)      (3,334)          --         --          (355,961)     (451,347)
   Capital contribution (withdrawal)                   --           --           --         --                --            --
   Transfers between subaccounts
      (including fixed account), net          (39,546,236)  15,356,577           60    (12,652)      (32,498,172)  (11,068,767)
                                            -----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (19,063,216)  27,821,018          300    (14,026)      (45,739,611)  (35,359,586)
                                            -----------------------------------------------------------------------------------
Increase (decrease) in net assets             (22,038,204)  28,347,650      (14,450)    (9,183)     (136,972,340)   (3,257,187)
Net assets at beginning of year                28,347,650           --       36,823     46,006       245,528,878   248,786,065
                                            -----------------------------------------------------------------------------------
Net assets at end of year                    $  6,309,446   28,347,650       22,373     36,823       108,556,538   245,528,878
                                            ===================================================================================
Changes in units (note 5):
   Units purchased                              9,285,161    3,945,144          133        180         6,441,851     3,474,401
   Units redeemed                             (11,441,801)  (1,130,931)        (117)      (835)       (9,531,256)   (4,724,319)
                                            -----------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 (2,156,640)   2,814,213           16       (655)       (3,089,405)   (1,249,918)
                                            ===================================================================================

                 See accompanying notes to financial statements

                                                                                                  FRANKLIN TEMPLETON
                                              FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND        VARIABLE INSURANCE
                                                               (CONTINUED)                          PRODUCTS TRUST
                                            ------------------------------------------------  --------------------------
                                                                        VIP VALUE STRATEGIES       FRANKLIN INCOME
                                            VIP OVERSEAS PORTFOLIO --   PORTFOLIO -- SERVICE   SECURITIES FUND -- CLASS
                                                  INITIAL CLASS               CLASS 2                 2 SHARES
                                            ----------------------------------------------------------------------------
                                                   YEAR ENDED                YEAR ENDED              YEAR ENDED
                                                  DECEMBER 31,              DECEMBER 31,            DECEMBER 31,
                                            ----------------------------------------------------------------------------
                                                2008          2007        2008        2007        2008          2007
                                            ----------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  1,981,599    1,642,692     598,061    421,416    30,157,028    9,395,337
   Net realized gain (loss) on investments      (308,091)   9,502,617  (1,631,144)  (188,035)  (53,407,215)   6,541,715
   Change in unrealized appreciation
      (depreciation) on investments          (39,325,102)  (4,382,396) (1,911,718)  (605,563) (253,912,898) (16,799,363)
   Capital gain distributions                  6,174,639    6,075,122     258,167    216,742    10,998,392    2,600,266
                                            ----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (31,476,955)  12,838,035  (2,686,634)  (155,440) (266,164,693)   1,737,955
                                            ----------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   45,007       87,049     201,549  1,478,200   175,549,625  386,187,079
   Death benefits                               (615,856)    (361,436)    (27,447)    (6,554)     (642,151)     (93,279)
   Surrenders                                (12,629,603) (18,166,297)   (400,549)  (416,909)  (41,706,343) (30,945,228)
   Administrative expenses                       (60,433)     (80,945)     (9,166)   (17,003)   (1,037,518)    (409,971)
   Capital contribution (withdrawal)                  --           --          --         --            --           --
   Transfers between subaccounts
      (including fixed account), net          (5,794,974)    (409,734) (1,838,283) 1,855,648   (22,214,027)   4,984,380
                                            ----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions        (19,055,859) (18,931,363) (2,073,896) 2,893,382   109,949,586  359,722,981
                                            ----------------------------------------------------------------------------
Increase (decrease) in net assets            (50,532,814)  (6,093,328) (4,760,530) 2,737,942  (156,215,107) 361,460,936
Net assets at beginning of year               83,244,834   89,338,162   6,999,573  4,261,631   770,026,011  408,565,075
                                            ----------------------------------------------------------------------------
Net assets at end of year                   $ 32,712,020   83,244,834   2,239,043  6,999,573   613,810,904  770,026,011
                                            ============================================================================
Changes in units (note 5):
   Units purchased                               557,036      647,282     268,353    977,299    78,143,644   63,780,109
   Units redeemed                             (1,565,547)  (1,345,058)   (436,896)  (785,973)  (65,505,199) (32,763,189)
                                            ----------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                (1,008,511)    (697,776)   (168,543)   191,326    12,638,445   31,016,920
                                            ============================================================================

                 See accompanying notes to financial statements

                                                  FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CONTINUED)
                                            ----------------------------------------------------------------------------
                                             FRANKLIN LARGE CAP     FRANKLIN TEMPLETON VIP
                                              GROWTH SECURITIES         FOUNDING FUNDS
                                                   FUND --         ALLOCATION FUND -- CLASS    MUTUAL SHARES SECURITIES
                                               CLASS 2 SHARES              2 SHARES             FUND -- CLASS 2 SHARES
                                            ----------------------------------------------------------------------------
                                                                                 PERIOD FROM
                                                 YEAR ENDED        YEAR ENDED   AUGUST 27 TO          YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,  DECEMBER 31,         DECEMBER 31,
                                            ----------------------------------------------------------------------------
                                               2008       2007        2008          2007          2008         2007
                                            ----------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  14,655    (10,775)     805,325      (280,205)      527,241       354,942
   Net realized gain (loss) on investments    (85,610)    97,318  (16,004,446)      (55,142)   (3,610,615)      181,636
   Change in unrealized appreciation
      (depreciation) on investments          (214,052)   (36,156) (53,184,714)     (794,167)   (8,945,284)   (2,188,005)
   Capital gain distributions                  27,913     12,862    3,402,349            --       810,164     1,397,196
                                            ----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (257,094)    63,249  (64,981,486)   (1,129,514)  (11,218,494)     (254,231)
                                            ----------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                 5,268    419,800   84,958,277    66,725,159     6,751,368    18,370,401
   Death benefits                                  --         --      (92,428)           --      (104,516)      (29,404)
   Surrenders                                (111,079)   (39,887)  (4,637,252)     (270,770)   (2,399,563)   (2,517,388)
   Administrative expenses                     (1,558)      (918)    (473,660)       (1,074)      (93,655)      (58,693)
   Capital contribution (withdrawal)               --         --           --            --            --            --
   Transfers between subaccounts
      (including fixed account), net           12,705   (808,622)  31,553,109     7,911,457    37,090,228   (10,777,507)
                                            ----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (94,664)  (429,627) 111,308,046    74,364,772    41,243,862     4,987,409
                                            ----------------------------------------------------------------------------
Increase (decrease) in net assets            (351,758)  (366,378)  46,326,560    73,235,258    30,025,368     4,733,178
Net assets at beginning of year               772,665  1,139,043   73,235,258            --    32,728,312    27,995,134
                                            ----------------------------------------------------------------------------
Net assets at end of year                   $ 420,907    772,665  119,561,818    73,235,258    62,753,680    32,728,312
                                            ============================================================================
Changes in units (note 5):
   Units purchased                            129,080    170,167   25,402,362     8,611,695     9,397,653     3,699,479
   Units redeemed                            (137,021)  (210,239) (13,500,734)   (1,202,650)   (3,060,574)   (3,523,720)
                                            ----------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 (7,941)   (40,072)  11,901,628     7,409,045     6,337,079       175,759
                                            ============================================================================

                 See accompanying notes to financial statements

                                             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CONTINUED)
                                            -------------------------------------------------------------------
                                                                                              TEMPLETON GLOBAL
                                                TEMPLETON FOREIGN        TEMPLETON FOREIGN    ASSET ALLOCATION
                                            SECURITIES FUND -- CLASS    SECURITIES FUND --     FUND -- CLASS 2
                                                    1 SHARES              CLASS 2 SHARES           SHARES
                                            -------------------------------------------------------------------
                                                   YEAR ENDED               YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31,             DECEMBER 31,         DECEMBER 31,
                                            -------------------------------------------------------------------
                                                2008         2007        2008        2007       2008     2007
                                            -------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $    324,631     204,954      51,946      7,390    17,059   33,234
   Net realized gain (loss) on investments    (1,147,216)  1,515,892    (999,169)    77,138   (21,207)    (612)
   Change in unrealized appreciation
      (depreciation) on investments           (8,140,789)    160,873  (1,187,430)   178,169   (63,073) (60,261)
   Capital gain distributions                  1,356,102     950,686     303,903    123,623    20,841   43,487
                                            -------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (7,607,272)  2,832,405  (1,830,750)   386,320   (46,380)  15,848
                                            -------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                  115,992      16,955     335,086  1,379,440        --       --
   Death benefits                               (160,090)      8,379          --         --        --       --
   Surrenders                                 (3,812,974) (4,665,025)   (222,627)  (106,714)  (17,998)  (3,814)
   Administrative expenses                       (20,947)    (25,382)     (4,269)    (2,495)     (515)    (557)
   Capital contribution (withdrawal)                  --          --          --         --        --       --
   Transfers between subaccounts
      (including fixed account), net          (1,098,293)  2,804,076    (127,265)   377,057   (15,674)   4,886
                                            -------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (4,976,312) (1,860,997)    (19,075) 1,647,288   (34,187)     515
                                            -------------------------------------------------------------------
Increase (decrease) in net assets            (12,583,584)    971,408  (1,849,825) 2,033,608   (80,567)  16,363
Net assets at beginning of year               21,881,206  20,909,798   3,919,002  1,885,394   201,599  185,236
                                            -------------------------------------------------------------------
Net assets at end of year                   $  9,297,622  21,881,206   2,069,177  3,919,002   121,032  201,599
                                            ===================================================================
Changes in units (note 5):
   Units purchased                               435,325     542,177     964,194    409,352       154      352
   Units redeemed                               (835,638)   (672,039)   (987,791)  (294,458)   (2,134)    (311)
                                            -------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (400,313)   (129,862)    (23,597)   114,894    (1,980)      41
                                            ===================================================================

                 See accompanying notes to financial statements

                                               FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
                                                             TRUST (CONTINUED)                    GE INVESTMENTS FUNDS, INC.
                                            ----------------------------------------------------  --------------------------
                                            TEMPLETON GLOBAL INCOME
                                               SECURITIES FUND --    TEMPLETON GROWTH SECURITIES  CORE VALUE EQUITY FUND --
                                                 CLASS 1 SHARES         FUND -- CLASS 2 SHARES          CLASS 1 SHARES
                                            --------------------------------------------------------------------------------
                                                   YEAR ENDED                 YEAR ENDED                   YEAR ENDED
                                                  DECEMBER 31,               DECEMBER 31,                 DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                2008        2007        2008            2007          2008          2007
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   211,615     113,627        72,095        15,951       (99,629)      110,060
   Net realized gain (loss) on investments      317,655     334,834    (2,070,299)       44,828      (828,589)    1,824,672
   Change in unrealized appreciation
      (depreciation) on investments            (196,074)    270,622    (7,252,711)     (910,383)  (10,137,966)   (3,101,750)
   Capital gain distributions                        --          --     1,007,414       603,997       570,962     4,110,527
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                     333,196     719,083    (8,243,501)     (245,607)  (10,495,222)    2,943,509
                                            --------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                  70,597      35,350     1,691,769     9,836,358       545,820       660,521
   Death benefits                              (133,330)    (50,969)     (207,768)      (47,124)     (221,447)     (171,932)
   Surrenders                                (1,312,509) (2,396,480)     (981,631)   (1,633,335)   (3,303,598)   (4,043,848)
   Administrative expenses                      (11,843)     (8,841)      (36,240)      (25,684)      (66,667)      (82,377)
   Capital contribution (withdrawal)                 --          --            --            --            --            --
   Transfers between subaccounts
      (including fixed account), net          1,833,498   1,054,728    (1,245,292)    4,730,324    (2,578,149)   (1,125,309)
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions           446,413  (1,366,212)     (779,162)   12,860,539    (5,624,041)   (4,762,945)
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets               779,609    (647,129)   (9,022,663)   12,614,932   (16,119,263)   (1,819,436)
Net assets at beginning of year               7,505,608   8,152,737    20,634,905     8,019,973    34,479,333    36,298,769
                                            --------------------------------------------------------------------------------
Net assets at end of year                   $ 8,285,217   7,505,608    11,612,242    20,634,905    18,360,070    34,479,333
                                            ================================================================================
Changes in units (note 5):
   Units purchased                              394,439     180,936       881,191     1,831,302       352,672       337,104
   Units redeemed                              (362,700)   (302,355)     (876,614)     (703,573)     (868,755)     (723,762)
                                            --------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                   31,739    (121,419)        4,577     1,127,729      (516,083)     (386,658)
                                            ================================================================================

                 See accompanying notes to financial statements

                                                                     GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                            ---------------------------------------------------------------------------------------
                                                                           INTERNATIONAL EQUITY FUND --    MID-CAP EQUITY FUND --
                                            INCOME FUND -- CLASS 1 SHARES         CLASS 1 SHARES              CLASS 1 SHARES
                                            ---------------------------------------------------------------------------------------
                                                     YEAR ENDED                     YEAR ENDED                   YEAR ENDED
                                                    DECEMBER 31,                   DECEMBER 31,                 DECEMBER 31,
                                            ---------------------------------------------------------------------------------------
                                                 2008           2007           2008           2007           2008          2007
                                            ---------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  2,517,131      4,183,564        858,535        592,582      (1,769,736)     807,768
   Net realized gain (loss) on investments    (3,462,343)    (1,652,090)    (3,808,983)     8,055,748     (20,658,065)   7,529,294
   Change in unrealized appreciation
      (depreciation) on investments           (4,222,905)       378,705    (31,025,442)    (3,735,941)    (41,689,484) (12,841,302)
   Capital gain distributions                         --             --     14,478,593      9,229,383       1,401,849   23,747,556
                                            ---------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (5,168,117)     2,910,179    (19,497,297)    14,141,772     (62,715,436)  19,243,316
                                            ---------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                2,608,947     16,133,992        156,836        170,147      11,273,409    8,317,847
   Death benefits                             (1,068,280)      (572,933)      (383,923)       (76,643)     (1,284,596)  (1,094,952)
   Surrenders                                (14,113,667)   (16,415,648)    (6,217,230)    (8,948,848)    (20,408,976) (32,534,190)
   Administrative expenses                      (139,437)      (147,119)       (37,289)       (46,073)       (251,023)    (286,273)
   Capital contribution (withdrawal)                  --             --    (20,706,465)    (6,700,000)             --           --
   Transfers between subaccounts
      (including fixed account), net          (5,150,734)   (31,651,569)    (6,206,698)     5,640,936     (26,832,595)  (3,546,962)
                                            ---------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions        (17,863,171)   (32,653,277)   (33,394,769)    (9,960,481)    (37,503,781) (29,144,530)
                                            ---------------------------------------------------------------------------------------
Increase (decrease) in net assets            (23,031,288)   (29,743,098)   (52,892,066)     4,181,291    (100,219,217)  (9,901,214)
Net assets at beginning of year               85,776,168    115,519,266     69,076,650     64,895,359     174,309,226  184,210,440
                                            ---------------------------------------------------------------------------------------
Net assets at end of year                   $ 62,744,880     85,776,168     16,184,584     69,076,650      74,090,009  174,309,226
                                            =======================================================================================
Changes in units (note 5):
   Units purchased                             2,189,286      4,868,622      1,434,959      1,892,892       5,362,375    2,461,860
   Units redeemed                             (3,613,511)    (7,732,344)    (2,212,526)    (2,064,232)     (8,328,743)  (3,423,343)
                                            ---------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                (1,424,225)    (2,863,722)      (777,567)      (171,340)     (2,966,368)    (961,483)
                                            =======================================================================================

                 See accompanying notes to financial statements

                                                                 GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                            --------------------------------------------------------------------------------
                                                                           PREMIER GROWTH EQUITY     REAL ESTATE SECURITIES
                                                 MONEY MARKET FUND        FUND -- CLASS 1 SHARES     FUND -- CLASS 1 SHARES
                                            --------------------------------------------------------------------------------
                                                     YEAR ENDED                 YEAR ENDED                 YEAR ENDED
                                                    DECEMBER 31,               DECEMBER 31,               DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                 2008          2007          2008         2007         2008         2007
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   2,377,056     9,255,619     (673,871)    (928,237)   2,461,293    4,748,501
   Net realized gain (loss) on investments             --            --     (572,155)   5,080,237  (26,688,250)   3,154,421
   Change in unrealized appreciation
      (depreciation) on investments                    (4)            2  (26,441,312)  (7,221,200)  (2,647,135) (55,671,574)
   Capital gain distributions                          --            --    2,416,965    6,443,680           --   29,045,340
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                     2,377,052     9,255,621  (25,270,373)   3,374,480  (26,874,092) (18,723,312)
                                            --------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                               134,379,293    34,575,560      630,442    1,107,087    2,973,069    3,252,600
   Death benefits                             (95,415,227)  (63,344,466)    (626,044)    (481,990)  (1,439,031)    (849,073)
   Surrenders                                (209,582,975) (168,588,723)  (9,290,129) (12,373,671) (11,539,145) (25,913,352)
   Administrative expenses                       (799,809)     (392,280)    (130,129)    (163,537)    (123,163)    (196,748)
   Capital contribution (withdrawal)                   --            --           --           --           --           --
   Transfers between subaccounts
      (including fixed account), net          353,541,535   244,459,140   (3,956,440)  (6,290,649)   2,776,987  (36,477,111)
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         182,122,817    46,709,231  (13,372,300) (18,202,760)  (7,351,283) (60,183,684)
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets             184,499,869    55,964,852  (38,642,673) (14,828,280) (34,225,375) (78,906,996)
Net assets at beginning of year               306,937,136   250,972,284   77,360,415   92,188,695   86,937,390  165,844,386
                                            --------------------------------------------------------------------------------
Net assets at end of year                   $ 491,437,005   306,937,136   38,717,742   77,360,415   52,712,015   86,937,390
                                            ================================================================================
Changes in units (note 5):
   Units purchased                            100,577,523    68,263,263      818,522      611,274    3,295,693      998,653
   Units redeemed                             (85,222,400)  (63,859,657)  (2,208,295)  (2,265,193)  (2,303,316)  (2,783,041)
                                            --------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 15,355,123     4,403,606   (1,389,773)  (1,653,919)     992,377   (1,784,388)
                                            ================================================================================

                 See accompanying notes to financial statements

                                                                     GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                            -----------------------------------------------------------------------------------
                                                                         SMALL-CAP EQUITY FUND --      TOTAL RETURN FUND --
                                               S&P 500(R) INDEX FUND          CLASS 1 SHARES             CLASS 1 SHARES
                                            -----------------------------------------------------------------------------------
                                                     YEAR ENDED                 YEAR ENDED                   YEAR ENDED
                                                    DECEMBER 31,               DECEMBER 31,                 DECEMBER 31,
                                            -----------------------------------------------------------------------------------
                                                 2008          2007        2008          2007          2008           2007
                                            -----------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $     923,077      382,294     (810,080)    1,345,996      2,929,533      9,905,397
   Net realized gain (loss) on investments    (15,015,998)  27,804,842  (11,464,699)    4,020,924    (15,429,240)    37,338,416
   Change in unrealized appreciation
      (depreciation) on investments          (122,945,610) (18,376,150) (20,245,496)  (17,123,387)  (431,668,518)    33,476,413
   Capital gain distributions                     981,110    5,510,189      343,429    13,542,253      5,179,689     50,848,201
                                            -----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (136,057,421)  15,321,175  (32,176,846)    1,785,786   (438,988,536)   131,568,427
                                            -----------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                20,754,586   16,280,992      788,211     1,763,313     38,164,786     60,339,529
   Death benefits                              (3,024,224)  (3,401,308)    (601,667)     (744,420)    (2,388,906)    (1,636,461)
   Surrenders                                 (44,891,059) (72,270,014) (10,763,266)  (13,588,143)  (127,170,208)   (95,880,549)
   Administrative expenses                       (545,102)    (622,189)    (150,403)     (229,683)    (1,146,452)    (1,341,989)
   Capital contribution (withdrawal)                   --           --           --            --             --             --
   Transfers between subaccounts
      (including fixed account), net          (34,604,849)  (7,042,173)  (5,854,098)  (11,819,927)    14,830,563     44,363,607
                                            -----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (62,310,648) (67,054,692) (16,581,223)  (24,618,860)   (77,710,217)     5,844,137
                                            -----------------------------------------------------------------------------------
Increase (decrease) in net assets            (198,368,069) (51,733,517) (48,758,069)  (22,833,074)  (516,698,753)   137,412,564
Net assets at beginning of year               377,099,106  428,832,623   94,282,677   117,115,751  1,479,989,014  1,342,576,450
                                            -----------------------------------------------------------------------------------
Net assets at end of year                   $ 178,731,037  377,099,106   45,524,608    94,282,677    963,290,261  1,479,989,014
                                            ===================================================================================
Changes in units (note 5):
   Units purchased                             10,618,680    5,323,237    1,860,826     1,319,050     18,651,727     22,723,871
   Units redeemed                             (16,515,441)  (8,483,100)  (3,009,087)   (2,682,882)   (24,878,955)   (21,710,027)
                                            -----------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 (5,896,761)  (3,159,863)  (1,148,261)   (1,363,832)    (6,227,228)     1,013,844
                                            ===================================================================================

                 See accompanying notes to financial statements

                                                                                                       GENWORTH VARIABLE
                                                     GE INVESTMENTS FUNDS, INC. (CONTINUED)              INSURANCE TRUST
                                            -------------------------------------------------------  ----------------------
                                                                                                      GENWORTH    GENWORTH
                                                                                                       CALAMOS    COLUMBIA
                                                  TOTAL RETURN FUND --        U.S. EQUITY FUND --      GROWTH      MID CAP
                                                     CLASS 3 SHARES             CLASS 1 SHARES          FUND     VALUE FUND
                                            -------------------------------------------------------------------------------
                                                       YEAR ENDED                  YEAR ENDED         PERIOD FROM SEPTEMBER
                                                      DECEMBER 31,                DECEMBER 31,          8 TO DECEMBER 31,
                                            -------------------------------------------------------------------------------
                                                  2008           2007          2008         2007        2008        2008
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $    1,843,015      9,191,400       23,691     (476,825)       (547)     47,025
   Net realized gain (loss) on investments     (57,669,304)    12,551,428   (2,235,707)   7,156,393        (341)    (76,799)
   Change in unrealized appreciation
      (depreciation) on investments           (347,334,476)    (1,700,943) (20,719,984) (10,430,727) (1,761,776) (1,140,608)
   Capital gain distributions                    5,177,828     34,979,595      361,317    8,888,196          --          --
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (397,982,937)    55,021,480  (22,570,683)   5,137,037  (1,762,664) (1,170,382)
                                            -------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                413,211,761    644,772,588      471,244    1,131,579     203,462   1,835,345
   Death benefits                                 (775,070)      (338,076)    (801,350)    (523,930)         --      (1,402)
   Surrenders                                  (43,777,049)   (23,787,100)  (8,577,599) (12,593,163)         --    (161,841)
   Administrative expenses                      (1,718,054)      (152,823)    (103,726)    (147,524)        (60)    (13,612)
   Capital contribution (withdrawal)                    --             --           --           --   5,000,000   3,000,000
   Transfers between subaccounts
      (including fixed account), net           (30,012,284)   (18,164,547)  (4,950,777) (15,250,830)    132,673  16,804,536
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          336,929,304    602,330,042  (13,962,208) (27,383,868)  5,336,075  21,463,026
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets              (61,053,633)   657,351,522  (36,532,891) (22,246,831)  3,573,411  20,292,644
Net assets at beginning of year              1,023,264,574    365,913,052   70,102,124   92,348,955          --          --
                                            -------------------------------------------------------------------------------
Net assets at end of year                   $  962,210,941  1,023,264,574   33,569,233   70,102,124   3,573,411  20,292,644
                                            ===============================================================================
Changes in units (note 5):
   Units purchased                             114,238,926     95,422,593      691,527      618,073      52,638   3,370,636
   Units redeemed                              (77,780,794)   (40,850,649)  (2,014,672)  (2,896,610)       (601)   (589,981)
                                            -------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  36,458,132     54,571,944   (1,323,145)  (2,278,537)     52,037   2,780,655
                                            ===============================================================================

                 See accompanying notes to financial statements

                                                                   GENWORTH VARIABLE INSURANCE TRUST (CONTINUED)
                                            ---------------------------------------------------------------------------------------
                                                                                                                          GENWORTH
                                                                                                                           WESTERN
                                                                                               GENWORTH                     ASSET
                                                         GENWORTH    GENWORTH                   PUTNAM                   MANAGEMENT
                                             GENWORTH      EATON    LEGG MASON   GENWORTH   INTERNATIONAL     GENWORTH    CORE PLUS
                                             DAVIS NY      VANCE     PARTNERS      PIMCO       CAPITAL       THORNBURG      FIXED
                                              VENTURE    LARGE CAP  AGGRESSIVE   STOCKPLUS  OPPORTUNITIES  INTERNATIONAL    INCOME
                                               FUND     VALUE FUND  GROWTH FUND    FUND          FUND        VALUE FUND      FUND
                                            ---------------------------------------------------------------------------------------
                                                                     PERIOD FROM SEPTEMBER 8 TO DECEMBER 31,
                                            ---------------------------------------------------------------------------------------
                                               2008        2008        2008        2008          2008           2008         2008
                                            ---------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $    6,197      61,517    (155,299)  2,469,911      (65,617)         14,966     158,191
   Net realized gain (loss) on investments      (4,184)    146,523     370,194     155,185       93,486         133,572     250,883
   Change in unrealized appreciation
      (depreciation) on investments           (875,194)  1,192,928   3,066,610  (5,096,069)     (50,112)        (67,182)  2,419,129
   Capital gain distributions                       --          --          --   3,616,731           --              --          --
                                            ---------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (873,181)  1,400,968   3,281,505   1,145,758      (22,243)         81,356   2,828,203
                                            ---------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                509,432   4,971,394   5,818,529   7,855,386    2,125,616       1,937,742   5,753,714
   Death benefits                                   --      (3,762)     (4,650)     (5,961)      (1,563)         (1,566)     (3,911)
   Surrenders                                       --    (435,359)   (518,792)   (693,131)    (183,050)       (168,165)   (491,499)
   Administrative expenses                         (78)    (38,820)    (46,147)    (62,154)     (16,797)        (14,172)    (38,146)
   Capital contribution (withdrawal)         3,000,000   3,000,000   3,000,000   5,000,000    5,000,000       5,000,000      72,193
   Transfers between subaccounts
      (including fixed account), net           505,490  41,093,103  48,096,630  67,135,187   16,973,876      15,039,691  39,050,790
                                            ---------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions        4,014,844  48,586,556  56,345,570  79,229,327   23,898,082      21,793,530  44,343,141
                                            ---------------------------------------------------------------------------------------
Increase (decrease) in net assets            3,141,663  49,987,524  59,627,075  80,375,085   23,875,839      21,874,886  47,171,344
Net assets at beginning of year                     --          --          --          --           --              --          --
                                            ---------------------------------------------------------------------------------------
Net assets at end of year                   $3,141,663  49,987,524  59,627,075  80,375,085   23,875,839      21,874,886  47,171,344
                                            =======================================================================================
Changes in units (note 5):
   Units purchased                             147,572   7,769,513   9,616,445  12,983,067    3,740,809       3,001,209   5,756,079
   Units redeemed                               (7,059) (1,484,612) (1,922,894) (2,383,327)    (753,203)       (628,988) (1,304,295)
                                            ---------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 140,513   6,284,901   7,693,551  10,599,740    2,987,606       2,372,221   4,451,784
                                            =======================================================================================

                 See accompanying notes to financial statements

                                                                                                   J.P. MORGAN
                                                  GOLDMAN SACHS VARIABLE INSURANCE TRUST         SERIES TRUST II
                                            --------------------------------------------------  ----------------
                                            GOLDMAN SACHS GROWTH AND        GOLDMAN SACHS           JPMORGAN
                                                   INCOME FUND           MID CAP VALUE FUND      BOND PORTFOLIO
                                            --------------------------------------------------------------------
                                                   YEAR ENDED                YEAR ENDED            YEAR ENDED
                                                  DECEMBER 31,              DECEMBER 31,          DECEMBER 31,
                                            --------------------------------------------------------------------
                                                2008         2007         2008         2007       2008     2007
                                            --------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $     45,607     737,019     (600,009)   2,939,905   21,554   18,804
   Net realized gain (loss) on investments    (2,489,796)  3,147,694  (11,791,902)  10,418,150   (7,673)  (1,204)
   Change in unrealized appreciation
      (depreciation) on investments           (6,847,299) (6,153,635) (33,163,905) (26,318,055) (70,975) (18,712)
   Capital gain distributions                      1,917   2,506,045      169,680   17,602,166       --       --
                                            --------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (9,289,571)    237,123  (45,386,136)   4,642,166  (57,094)  (1,112)
                                            --------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   18,925      54,314      192,375      700,065       --   11,000
   Death benefits                               (386,162)   (335,365)  (1,301,830)    (966,022)      --       --
   Surrenders                                 (6,132,654) (8,522,545) (20,373,116) (36,312,650)  (8,940)  (7,755)
   Administrative expenses                       (31,883)    (41,967)    (135,124)    (196,346)    (944)  (1,039)
   Capital contribution (withdrawal)                  --          --           --           --       --       --
   Transfers between subaccounts
      (including fixed account), net          (3,485,528)    702,555  (14,809,005) (11,045,957)  18,688      450
                                            --------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions        (10,017,302) (8,143,008) (36,426,700) (47,820,910)   8,804    2,656
                                            --------------------------------------------------------------------
Increase (decrease) in net assets            (19,306,873) (7,905,885) (81,812,836) (43,178,744) (48,290)   1,544
Net assets at beginning of year               33,571,193  41,477,078  147,269,551  190,448,295  326,869  325,325
                                            --------------------------------------------------------------------
Net assets at end of year                   $ 14,264,320  33,571,193   65,456,715  147,269,551  278,579  326,869
                                            ====================================================================
Changes in units (note 5):
   Units purchased                               557,224     966,507      964,135    1,305,740    5,050    3,863
   Units redeemed                             (1,451,324) (1,599,386)  (2,765,033)  (3,217,511)  (4,195)  (3,671)
                                            --------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (894,100)   (632,879)  (1,800,898)  (1,911,771)     855      192
                                            ====================================================================

                 See accompanying notes to financial statements

                                                                 J.P. MORGAN SERIES TRUST II (CONTINUED)
                                            --------------------------------------------------------------------------------
                                                       JPMORGAN                     JPMORGAN                 JPMORGAN
                                            INTERNATIONAL EQUITY PORTFOLIO  MID CAP VALUE PORTFOLIO  SMALL COMPANY PORTFOLIO
                                            --------------------------------------------------------------------------------
                                                      YEAR ENDED                   YEAR ENDED               YEAR ENDED
                                                     DECEMBER 31,                 DECEMBER 31,             DECEMBER 31,
                                            --------------------------------------------------------------------------------
                                                     2008      2007               2008     2007            2008    2007
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                 $   (277)  (1,133)              (433)   1,391             192    (289)
   Net realized gain (loss) on investments           (2,952)   4,543             (7,370)   1,623            (866)    228
   Change in unrealized appreciation
      (depreciation) on investments                 (70,133)   6,012            (71,302)  (7,377)         (9,382) (3,089)
   Capital gain distributions                        16,773       --             12,570    6,222           1,823   1,308
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                         (56,589)   9,422            (66,535)   1,859          (8,233) (1,842)
                                            --------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                          --       --                660    7,392              --      --
   Death benefits                                        --       --                 --       --              --      --
   Surrenders                                        (2,401)  (2,810)            (4,867)  (8,322)           (893) (3,779)
   Administrative expenses                             (401)    (538)              (575)    (758)            (39)    (57)
   Capital contribution (withdrawal)                     --       --                 --       --              --      --
   Transfers between subaccounts
      (including fixed account), net                 25,299   (1,643)            (7,073)   3,638          (1,512) (1,706)
                                            --------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions                22,497   (4,991)           (11,855)   1,950          (2,444) (5,542)
                                            --------------------------------------------------------------------------------
Increase (decrease) in net assets                   (34,092)   4,431            (78,390)   3,809         (10,677) (7,384)
Net assets at beginning of year                     125,519  121,088            207,505  203,696          26,925  34,309
                                            --------------------------------------------------------------------------------
Net assets at end of year                          $ 91,427  125,519            129,115  207,505          16,248  26,925
                                            ================================================================================
Changes in units (note 5):
   Units purchased                                    4,364    1,562              2,890    1,164              94      10
   Units redeemed                                    (1,989)  (1,877)            (3,306)  (1,046)           (245)   (290)
                                            --------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                        2,375     (315)              (416)     118            (151)   (280)
                                            ================================================================================

                 See accompanying notes to financial statements

                                                    J.P. MORGAN
                                            SERIES TRUST II (CONTINUED)                  JANUS ASPEN SERIES
                                            ---------------------------  --------------------------------------------------
                                                     JPMORGAN
                                                U.S. LARGE CAP CORE        BALANCED PORTFOLIO --     BALANCED PORTFOLIO --
                                                 EQUITY PORTFOLIO          INSTITUTIONAL SHARES          SERVICE SHARES
                                            -------------------------------------------------------------------------------
                                                     YEAR ENDED                 YEAR ENDED                YEAR ENDED
                                                    DECEMBER 31,               DECEMBER 31,              DECEMBER 31,
                                            -------------------------------------------------------------------------------
                                                    2008    2007             2008         2007         2008         2007
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)                $   (10)    (47)         1,830,261    2,115,224    1,106,322      941,550
   Net realized gain (loss) on investments            (26)    243          4,764,844   14,734,241     (703,824)   7,665,302
   Change in unrealized appreciation
      (depreciation) on investments                (3,535)   (137)       (46,976,294)   2,446,554  (39,640,386)   3,881,992
   Capital gain distributions                          --      --         11,327,007           --   10,352,033           --
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                        (3,571)     59        (29,054,182)  19,296,019  (28,885,855)  12,488,844
                                            -------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                        --      --            342,324      502,252   20,132,996   18,128,691
   Death benefits                                      --      --         (2,076,732)  (2,552,099)    (209,723)  (1,115,896)
   Surrenders                                         (39) (5,225)       (34,712,013) (54,164,075) (18,503,296) (18,120,116)
   Administrative expenses                            (13)    (11)          (221,890)    (248,611)    (286,836)    (260,547)
   Capital contribution (withdrawal)                   --      --                 --           --           --           --
   Transfers between subaccounts
      (including fixed account), net                   --      66         (6,456,718)  (6,940,072)    (606,741)     910,862
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions                 (52) (5,170)       (43,125,029) (63,402,605)     526,400     (457,006)
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets                  (3,623) (5,111)       (72,179,211) (44,106,586) (28,359,455)  12,031,838
Net assets at beginning of year                    10,252  15,363        194,973,612  239,080,198  158,281,989  146,250,151
                                            -------------------------------------------------------------------------------
Net assets at end of year                         $ 6,629  10,252        122,794,401  194,973,612  129,922,534  158,281,989
                                            ===============================================================================
Changes in units (note 5):
   Units purchased                                     --       9            815,553      638,132    8,073,342    4,146,896
   Units redeemed                                      (4)   (352)        (2,980,149)  (3,427,712)  (7,772,185)  (4,138,742)
                                            -------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                         (4)   (343)        (2,164,596)  (2,789,580)     301,157        8,154
                                            ===============================================================================

                 See accompanying notes to financial statements

                                                                  JANUS ASPEN SERIES (CONTINUED)
                                            --------------------------------------------------------------------------
                                            FLEXIBLE BOND PORTFOLIO     FORTY PORTFOLIO --        FORTY PORTFOLIO --
                                            -- INSTITUTIONAL SHARES    INSTITUTIONAL SHARES         SERVICE SHARES
                                            --------------------------------------------------------------------------
                                                   YEAR ENDED                YEAR ENDED               YEAR ENDED
                                                  DECEMBER 31,              DECEMBER 31,             DECEMBER 31,
                                            --------------------------------------------------------------------------
                                                2008        2007        2008          2007         2008        2007
                                            --------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   647,451     892,569   (1,177,443)  (1,222,852)  (1,430,269)   (844,930)
   Net realized gain (loss) on investments     (418,924)   (690,035)   8,465,398   10,538,302     (486,229)  8,631,195
   Change in unrealized appreciation
      (depreciation) on investments             746,261   1,303,152  (53,214,832)  23,107,183  (44,332,872)  9,049,538
   Capital gain distributions                        --          --           --           --           --          --
                                            --------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                     974,788   1,505,686  (45,926,877)  32,422,633  (46,249,370) 16,835,803
                                            --------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                  22,070      46,531      173,929      279,019   35,947,358  26,739,033
   Death benefits                              (425,405)   (238,309)    (876,438)    (891,539)    (213,468)   (418,010)
   Surrenders                                (6,019,493) (6,801,721) (16,266,553) (22,338,860)  (7,369,783) (5,531,212)
   Administrative expenses                      (31,774)    (31,227)    (125,003)    (127,411)    (192,676)    (65,742)
   Capital contribution (withdrawal)                 --          --           --           --           --          --
   Transfers between subaccounts
      (including fixed account), net            164,003  (1,395,961)  (2,230,314)  (1,510,205)  20,222,133     510,011
                                            --------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions        (6,290,599) (8,420,687) (19,324,379) (24,588,996)  48,393,564  21,234,080
                                            --------------------------------------------------------------------------
Increase (decrease) in net assets            (5,315,811) (6,915,001) (65,251,256)   7,833,637    2,144,194  38,069,883
Net assets at beginning of year              26,362,386  33,277,387  114,659,432  106,825,795   74,923,326  36,853,443
                                            --------------------------------------------------------------------------
Net assets at end of year                   $21,046,575  26,362,386   49,408,176  114,659,432   77,067,520  74,923,326
                                            ==========================================================================
Changes in units (note 5):
   Units purchased                              436,304     196,569    1,047,896      561,465   17,355,602   6,007,655
   Units redeemed                              (811,710)   (709,794)  (2,132,643)  (1,820,203) (11,747,643) (4,289,251)
                                            --------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 (375,406)   (513,225)  (1,084,747)  (1,258,738)   5,607,959   1,718,404
                                            ==========================================================================

                 See accompanying notes to financial statements

                                                             JANUS ASPEN SERIES (CONTINUED)
                                            ----------------------------------------------------------------
                                               FUNDAMENTAL
                                                 EQUITY
                                                PORTFOLIO --        GLOBAL LIFE          GLOBAL TECHNOLOGY
                                              INSTITUTIONAL    SCIENCES PORTFOLIO --   PORTFOLIO -- SERVICE
                                                 SHARES           SERVICE SHARES              SHARES
                                            ----------------------------------------------------------------
                                                YEAR ENDED          YEAR ENDED              YEAR ENDED
                                               DECEMBER 31,         DECEMBER 31,           DECEMBER 31,
                                            ----------------------------------------------------------------
                                              2008     2007      2008        2007        2008        2007
                                            ----------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $    859     (75)   (130,080)   (185,658)   (117,130)   (128,619)
   Net realized gain (loss) on investments      (553)    740     480,562   1,321,239     (59,164)    953,662
   Change in unrealized appreciation
      (depreciation) on investments          (14,354)    535  (3,320,644)  1,119,746  (4,373,709)  1,086,891
   Capital gain distributions                  4,960      86          --          --          --          --
                                            ----------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (9,088)  1,286  (2,970,162)  2,255,327  (4,550,003)  1,911,934
                                            ----------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   --      --      17,100      20,106       6,331      35,934
   Death benefits                                 --      --     (88,960)    (76,000)    (22,012)    (92,314)
   Surrenders                                     --      --  (1,885,279) (2,519,677) (1,426,466) (2,174,990)
   Administrative expenses                        --      --     (13,768)    (16,904)    (16,495)    (20,408)
   Capital contribution (withdrawal)              --      --          --          --          --          --
   Transfers between subaccounts
      (including fixed account), net           4,032   3,333    (560,075) (1,190,379)   (672,110)    480,428
                                            ----------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          4,032   3,333  (2,530,982) (3,782,854) (2,130,752) (1,771,350)
                                            ----------------------------------------------------------------
Increase (decrease) in net assets             (5,056)  4,619  (5,501,144) (1,527,527) (6,680,755)    140,584
Net assets at beginning of year               18,045  13,426  11,361,840  12,889,367  11,329,107  11,188,523
                                            ----------------------------------------------------------------
Net assets at end of year                   $ 12,989  18,045   5,860,696  11,361,840   4,648,352  11,329,107
                                            ================================================================
Changes in units (note 5):
   Units purchased                               512     522     224,801     293,014     985,277     821,885
   Units redeemed                               (152)   (267)   (465,952)   (622,648) (1,584,337) (1,251,618)
                                            ----------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                   360     255    (241,151)   (329,634)   (599,060)   (429,733)
                                            ================================================================

                 See accompanying notes to financial statements

                                                                    JANUS ASPEN SERIES (CONTINUED)
                                            -----------------------------------------------------------------------------
                                                   INTERNATIONAL             INTERNATIONAL               LARGE CAP
                                                GROWTH PORTFOLIO --       GROWTH PORTFOLIO --       GROWTH PORTFOLIO --
                                               INSTITUTIONAL SHARES         SERVICE SHARES         INSTITUTIONAL SHARES
                                            -----------------------------------------------------------------------------
                                                    YEAR ENDED                 YEAR ENDED               YEAR ENDED
                                                   DECEMBER 31,               DECEMBER 31,             DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                                 2008          2007         2008        2007         2008         2007
                                            -----------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   1,526,264   (1,441,974)     258,281    (362,885)    (639,537)    (957,171)
   Net realized gain (loss) on investments      8,857,712   32,482,308    2,583,542   5,126,535     (287,911)   5,159,463
   Change in unrealized appreciation
      (depreciation) on investments          (103,289,589)   8,411,024  (21,195,717)  2,757,834  (42,364,831)  12,435,591
   Capital gain distributions                  16,820,834           --    3,303,505          --           --           --
                                            -----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (76,084,779)  39,451,358  (15,050,389)  7,521,484  (43,292,279)  16,637,883
                                            -----------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   245,092      382,767           --          --      126,518      126,194
   Death benefits                                (348,896)    (973,637)    (183,865)   (113,825)    (969,654)  (1,919,472)
   Surrenders                                 (22,676,621) (38,333,058)  (2,910,057) (4,713,579) (15,582,954) (23,626,601)
   Administrative expenses                       (137,082)    (165,070)     (52,368)    (64,626)    (128,845)    (151,705)
   Capital contribution (withdrawal)                   --           --           --          --           --           --
   Transfers between subaccounts
      (including fixed account), net          (11,034,632)   1,120,093   (1,859,987) (2,753,665)  (3,798,252)  (4,766,214)
                                            -----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (33,952,139) (37,968,905)  (5,006,277) (7,645,695) (20,353,187) (30,337,798)
                                            -----------------------------------------------------------------------------
Increase (decrease) in net assets            (110,036,918)   1,482,453  (20,056,666)   (124,211) (63,645,466) (13,699,915)
Net assets at beginning of year               170,730,323  169,247,870   32,014,254  32,138,465  120,734,314  134,434,229
                                            -----------------------------------------------------------------------------
Net assets at end of year                   $  60,693,405  170,730,323   11,957,588  32,014,254   57,088,848  120,734,314
                                            =============================================================================
Changes in units (note 5):
   Units purchased                              1,401,323    1,510,916       59,015      37,072      369,367      336,989
   Units redeemed                              (2,561,506)  (2,632,677)    (415,529)   (505,539)  (1,883,662)  (2,144,762)
                                            -----------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 (1,160,183)  (1,121,761)    (356,514)   (468,467)  (1,514,295)  (1,807,773)
                                            =============================================================================

                 See accompanying notes to financial statements

                                                                        JANUS ASPEN SERIES (CONTINUED)
                                            ----------------------------------------------------------------------------------
                                                                              MID CAP GROWTH
                                                 LARGE CAP GROWTH               PORTFOLIO --              MID CAP GROWTH
                                            PORTFOLIO -- SERVICE SHARES    INSTITUTIONAL SHARES    PORTFOLIO -- SERVICE SHARES
                                            ----------------------------------------------------------------------------------
                                                     YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                                    DECEMBER 31,                DECEMBER 31,                DECEMBER 31,
                                            ----------------------------------------------------------------------------------
                                                  2008          2007         2008         2007          2008         2007
                                            ----------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $    (84,736)    (127,055)     (945,229)  (1,319,188)      (143,175)   (200,702)
   Net realized gain (loss) on investments        205,989      718,347     1,519,819    6,230,660        526,172   1,956,440
   Change in unrealized appreciation
      (depreciation) on investments            (4,299,626)     952,037   (45,107,441)  14,221,883     (5,884,742)    556,817
   Capital gain distributions                          --           --     4,486,409      563,058        560,429      70,838
                                            ----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                    (4,178,373)   1,543,329   (40,046,442)  19,696,413     (4,941,316)  2,383,393
                                            ----------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                    26,859       42,614       129,986      124,510         18,242      68,621
   Death benefits                                  62,930     (176,638)     (351,742)  (1,048,697)        28,682     (33,800)
   Surrenders                                  (1,706,762)  (2,154,108)  (13,929,551) (18,918,663)    (1,557,557) (2,970,313)
   Administrative expenses                        (12,433)     (15,814)     (114,728)    (130,173)       (15,156)    (18,081)
   Capital contribution (withdrawal)                   --           --            --           --             --          --
   Transfers between subaccounts
      (including fixed account), net             (499,125)    (810,539)   (3,442,665)  (3,360,451)      (627,537)   (728,952)
                                            ----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          (2,128,531)  (3,114,485)  (17,708,700) (23,333,474)    (2,153,326) (3,682,525)
                                            ----------------------------------------------------------------------------------
Increase (decrease) in net assets              (6,306,904)  (1,571,156)  (57,755,142)  (3,637,061)    (7,094,642) (1,299,132)
Net assets at beginning of year                11,792,937   13,364,093   103,143,877  106,780,938     12,578,457  13,877,589
                                            ----------------------------------------------------------------------------------
Net assets at end of year                    $  5,486,033   11,792,937    45,388,735  103,143,877      5,483,815  12,578,457
                                            ==================================================================================
Changes in units (note 5):
   Units purchased                                 83,998       83,647       621,205      475,772        254,430     607,152
   Units redeemed                                (411,430)    (513,498)   (1,620,464)  (1,542,173)      (642,951) (1,181,722)
                                            ----------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                   (327,432)    (429,851)     (999,259)  (1,066,401)      (388,521)   (574,570)
                                            ==================================================================================

                 See accompanying notes to financial statements

                                                                                                              JPMORGAN
                                                              JANUS ASPEN SERIES (CONTINUED)              INSURANCE TRUST
                                            ------------------------------------------------------------  ---------------
                                                                                                              JPMORGAN
                                                                                                          INSURANCE TRUST
                                                                                                              BALANCED
                                            WORLDWIDE GROWTH PORTFOLIO --  WORLDWIDE GROWTH PORTFOLIO --   PORTFOLIO --
                                                INSTITUTIONAL SHARES             SERVICE SHARES               CLASS 1
                                            -----------------------------------------------------------------------------
                                                       YEAR ENDED                    YEAR ENDED              YEAR ENDED
                                                      DECEMBER 31,                  DECEMBER 31,            DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                                   2008         2007            2008         2007              2008
                                            -----------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $   (261,591)   (1,096,902)        (63,576)    (174,551)           (330)
   Net realized gain (loss) on investments     (4,234,334)    6,419,064        (175,869)   1,761,187            (146)
   Change in unrealized appreciation
      (depreciation) on investments           (51,658,241)    7,784,641      (5,960,446)    (272,991)        (11,925)
   Capital gain distributions                          --            --              --           --              --
                                            -----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (56,154,166)   13,106,803      (6,199,891)   1,313,645         (12,401)
                                            -----------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   110,979       230,108          12,255       69,680              --
   Death benefits                                (762,032)   (1,653,980)        (32,270)    (176,544)             --
   Surrenders                                 (17,481,409)  (30,417,213)     (1,687,928)  (3,944,921)         (6,401)
   Administrative expenses                       (131,568)     (168,903)        (14,525)     (19,449)            (20)
   Capital contribution (withdrawal)                   --            --              --           --              --
   Transfers between subaccounts
      (including fixed account), net           (5,279,661)   (5,467,200)       (367,251)     119,987          73,899
                                            -----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (23,543,691)  (37,477,188)     (2,089,719)  (3,951,247)         67,478
                                            -----------------------------------------------------------------------------
Increase (decrease) in net assets             (79,697,857)  (24,370,385)     (8,289,610)  (2,637,602)         55,077
Net assets at beginning of year               140,110,924   164,481,309      14,872,963   17,510,565              --
                                            -----------------------------------------------------------------------------
Net assets at end of year                    $ 60,413,067   140,110,924       6,583,353   14,872,963          55,077
                                            =============================================================================
Changes in units (note 5):
   Units purchased                                650,836       772,423         240,552      638,762           7,337
   Units redeemed                              (2,089,905)   (2,301,958)       (595,021)  (1,160,767)           (747)
                                            -----------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 (1,439,069)   (1,529,535)       (354,469)    (522,005)          6,590
                                            =============================================================================

                 See accompanying notes to financial statements

                                                                      JPMORGAN INSURANCE TRUST (CONTINUED)
                                            -------------------------------------------------------------------------------------
                                            JPMORGAN INSURANCE TRUST     JPMORGAN INSURANCE TRUST       JPMORGAN INSURANCE TRUST
                                              CORE BOND PORTFOLIO --  DIVERSIFIED EQUITY PORTFOLIO --  DIVERSIFIED MID CAP GROWTH
                                                    CLASS 1                     CLASS 1                 PORTFOLIO -- CLASS 1
                                            -------------------------------------------------------------------------------------
                                                   YEAR ENDED                    YEAR ENDED                   YEAR ENDED
                                                  DECEMBER 31,                  DECEMBER 31,                 DECEMBER 31,
                                            -------------------------------------------------------------------------------------
                                                2008         2007          2008          2007                2008     2007
                                            -------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $   90,076      71,278          32,632      (5,101)              (167)      162
   Net realized gain (loss) on investments      (39,357)     (5,961)       (152,869)      4,206                 74         4
   Change in unrealized appreciation
      (depreciation) on investments             (72,817)     32,336        (190,950)     12,118              5,804      (282)
   Capital gain distributions                        --          --          27,755         477              1,478     2,204
                                            -------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                     (22,098)     97,653        (283,432)     11,700              7,189     2,088
                                            -------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                 182,739   1,076,301          99,476     218,418              2,559    10,604
   Death benefits                                    --          --              --          --                 --        --
   Surrenders                                  (196,637)    (88,455)        (37,284)     (8,469)            (3,246)   (1,019)
   Administrative expenses                       (3,296)     (1,032)           (593)       (268)               (91)       --
   Capital contribution (withdrawal)                 --          --              --          --                 --        --
   Transfers between subaccounts
      (including fixed account), net           (523,882)   (344,650)        236,404     517,044            282,294      (385)
                                            -------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          (541,076)    642,164         298,003     726,725            281,516     9,200
                                            -------------------------------------------------------------------------------------
Increase (decrease) in net assets              (563,174)    739,817          14,571     738,425            288,705    11,288
Net assets at beginning of year               2,320,757   1,580,940         742,814       4,389             15,595     4,307
                                            -------------------------------------------------------------------------------------
Net assets at end of year                    $1,757,583   2,320,757         757,385     742,814            304,300    15,595
                                            =====================================================================================
Changes in units (note 5):
   Units purchased                              578,830     429,521         283,057      94,323             66,425     1,097
   Units redeemed                              (630,225)   (368,072)       (245,929)    (32,212)           (19,633)     (178)
                                            -------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (51,395)     61,449          37,128      62,111             46,792       919
                                            =====================================================================================

                 See accompanying notes to financial statements

                                                                  JPMORGAN INSURANCE TRUST (CONTINUED)
                                            ---------------------------------------------------------------------------------
                                             JPMORGAN INSURANCE TRUST  JPMORGAN INSURANCE TRUST    JPMORGAN INSURANCE TRUST
                                            EQUITY INDEX PORTFOLIO --       GOVERNMENT BOND      INTREPID GROWTH PORTFOLIO --
                                                     CLASS 1             PORTFOLIO -- CLASS 1               CLASS 1
                                            ---------------------------------------------------------------------------------
                                                    YEAR ENDED                YEAR ENDED                  YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,                DECEMBER 31,
                                            ---------------------------------------------------------------------------------
                                                  2008       2007           2008        2007           2008       2007
                                            ---------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)             $    (273)   (3,908)         73,669      74,672         (8,647)   (6,627)
   Net realized gain (loss) on investments      (102,247)    1,579          30,996      (2,268)      (158,124)   11,237
   Change in unrealized appreciation
      (depreciation) on investments             (133,555)    5,590          35,169      43,378       (253,627)   42,315
   Capital gain distributions                         --        --              --          --             --        --
                                            ---------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                     (236,075)    3,261         139,834     115,782       (420,398)   46,925
                                            ---------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   75,390   167,854         174,927   1,019,596        134,129   264,292
   Death benefits                                     --        --              --          --             --        --
   Surrenders                                    (29,128)  (11,533)       (166,553)    (63,483)       (44,712)  (10,338)
   Administrative expenses                          (487)     (226)         (2,856)       (953)          (692)     (348)
   Capital contribution (withdrawal)                  --        --              --          --             --        --
   Transfers between subaccounts
      (including fixed account), net             224,177   400,787        (639,385)   (421,008)       171,869   620,213
                                            ---------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions            269,952   556,882        (633,867)    534,152        260,594   873,819
                                            ---------------------------------------------------------------------------------
Increase (decrease) in net assets                 33,877   560,143        (494,033)    649,934       (159,804)  920,744
Net assets at beginning of year                  573,471    13,328       2,152,713   1,502,779        924,999     4,255
                                            ---------------------------------------------------------------------------------
Net assets at end of year                      $ 607,348   573,471       1,658,680   2,152,713        765,195   924,999
                                            =================================================================================
Changes in units (note 5):
   Units purchased                               239,413    76,576         552,691     418,942        358,564   128,993
   Units redeemed                               (202,480)  (26,464)       (609,240)   (367,572)      (326,440)  (46,409)
                                            ---------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                    36,933    50,112         (56,549)     51,370         32,124    82,584
                                            =================================================================================

                 See accompanying notes to financial statements

                                                  JPMORGAN INSURANCE
                                                   TRUST (CONTINUED)              LEGG MASON PARTNERS VARIABLE EQUITY TRUST
                                            -----------------------------  -------------------------------------------------------
                                               JPMORGAN INSURANCE TRUST       LEGG MASON PARTNERS         LEGG MASON PARTNERS
                                            INTREPID MID CAP PORTFOLIO --  VARIABLE AGGRESSIVE GROWTH  VARIABLE CAPITAL AND INCOME
                                                       CLASS 1                PORTFOLIO -- CLASS II        PORTFOLIO -- CLASS I
                                            --------------------------------------------------------------------------------------
                                                      YEAR ENDED                   YEAR ENDED                   YEAR ENDED
                                                     DECEMBER 31,                 DECEMBER 31,                 DECEMBER 31,
                                            --------------------------------------------------------------------------------------
                                                    2008       2007            2008          2007          2008          2007
                                            --------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)               $  (1,705)   (5,116)         (143,139)     (181,653)       83,835       429,268
   Net realized gain (loss) on investments        (288,571)   (1,151)         (324,898)      432,599    (1,091,723)    1,844,027
   Change in unrealized appreciation
      (depreciation) on investments               (103,284)      827        (3,838,574)     (498,678)   (2,418,191)   (3,333,572)
   Capital gain distributions                       55,326     1,199                --        90,727        48,803     1,436,192
                                            --------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                       (338,234)   (4,241)       (4,306,611)     (157,005)   (3,377,276)      375,915
                                            --------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                     92,832   212,077           463,329       787,847        40,511       203,223
   Death benefits                                       --        --          (224,242)       (8,421)      (83,407)       (5,607)
   Surrenders                                      (33,389)  (11,308)         (838,460)     (945,315)   (1,495,998)   (2,634,861)
   Administrative expenses                            (481)     (249)          (20,236)      (24,237)       (9,826)      (10,372)
   Capital contribution (withdrawal)                    --        --                --            --            --            --
   Transfers between subaccounts
      (including fixed account), net              (168,594)  544,385          (355,665)      (90,062)     (492,964)     (257,938)
                                            --------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions             (109,632)  744,905          (975,274)     (280,188)   (2,041,684)   (2,705,555)
                                            --------------------------------------------------------------------------------------
Increase (decrease) in net assets                 (447,866)  740,664        (5,281,885)     (437,193)   (5,418,960)   (2,329,640)
Net assets at beginning of year                    750,319     9,655        11,017,844    11,455,037    10,711,189    13,040,829
                                            --------------------------------------------------------------------------------------
Net assets at end of year                        $ 302,453   750,319         5,735,959    11,017,844     5,292,229    10,711,189
                                            ======================================================================================
Changes in units (note 5):
   Units purchased                                 270,122   109,255           211,397       312,705        86,341     2,168,523
   Units redeemed                                 (293,965)  (37,584)         (279,297)     (330,947)     (330,318)   (2,081,518)
                                            --------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                     (23,843)   71,671           (67,900)      (18,242)     (243,977)       87,005
                                            ======================================================================================

                 See accompanying notes to financial statements

                                                              LEGG MASON PARTNERS VARIABLE EQUITY TRUST (CONTINUED)
                                            ----------------------------------------------------------------------------------------
                                            LEGG MASON PARTNERS VARIABLE  LEGG MASON PARTNERS VARIABLE  LEGG MASON PARTNERS VARIABLE
                                                 CAPITAL AND INCOME             FUNDAMENTAL VALUE          INVESTORS PORTFOLIO --
                                                PORTFOLIO -- CLASS II         PORTFOLIO -- CLASS I                 CLASS I
                                            ----------------------------------------------------------------------------------------
                                                     YEAR ENDED                    YEAR ENDED                    YEAR ENDED
                                                    DECEMBER 31,                  DECEMBER 31,                  DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                2008           2007            2008          2007           2008           2007
                                            ----------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $    41,242       403,586             459        26,759         (68,397)     (113,167)
   Net realized gain (loss) on investments    (1,469,186)      643,960      (1,066,158)    2,365,422         116,965     3,088,183
   Change in unrealized appreciation
      (depreciation) on investments           (2,591,761)   (2,530,495)     (4,342,104)   (3,971,395)     (9,805,656)   (2,741,134)
   Capital gain distributions                     54,383     1,787,127           9,417     1,581,837         604,388       817,152
                                            ----------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (3,965,322)      304,178      (5,398,386)        2,623      (9,152,700)    1,051,034
                                            ----------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                  218,499     3,341,405         173,390     1,348,018          39,772        29,506
   Death benefits                                     --            --          (4,157)      (33,084)       (248,877)     (113,524)
   Surrenders                                   (945,920)     (580,188)       (783,039)   (2,087,431)     (4,394,100)   (7,372,657)
   Administrative expenses                        (8,020)       (6,925)        (39,107)      (56,331)        (28,067)      (38,071)
   Capital contribution (withdrawal)                  --            --              --            --              --            --
   Transfers between subaccounts
      (including fixed account), net          (1,935,885)     (624,640)     (1,276,652)   (2,249,318)     (3,738,220)   (2,731,184)
                                            ----------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (2,671,326)    2,129,652      (1,929,565)   (3,078,146)     (8,369,492)  (10,225,930)
                                            ----------------------------------------------------------------------------------------
Increase (decrease) in net assets             (6,636,648)    2,433,830      (7,327,951)   (3,075,523)    (17,522,192)   (9,174,896)
Net assets at beginning of year               13,351,667    10,917,837      15,743,406    18,818,929      30,078,139    39,253,035
                                            ----------------------------------------------------------------------------------------
Net assets at end of year                    $ 6,715,019    13,351,667       8,415,455    15,743,406      12,555,947    30,078,139
                                            ========================================================================================
Changes in units (note 5):
   Units purchased                             1,070,629     2,565,996         237,655     3,724,838         205,823       136,388
   Units redeemed                             (1,352,867)   (2,186,678)       (475,189)   (3,263,434)       (804,241)     (728,927)
                                            ----------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (282,238)      379,318        (237,534)      461,404        (598,418)     (592,539)
                                            ========================================================================================

                 See accompanying notes to financial statements

                                            LEGG MASON PARTNERS VARIABLE
                                                    INCOME TRUST                   MFS(R) VARIABLE INSURANCE TRUST
                                            ----------------------------  ------------------------------------------------
                                            LEGG MASON PARTNERS VARIABLE  MFS(R) INVESTORS GROWTH  MFS(R) INVESTORS TRUST
                                            STRATEGIC BOND PORTFOLIO --       STOCK SERIES --        SERIES -- SERVICE
                                                       CLASS I              SERVICE CLASS SHARES      CLASS SHARES
                                            ------------------------------------------------------------------------------
                                                     YEAR ENDED                  YEAR ENDED               YEAR ENDED
                                                    DECEMBER 31,                DECEMBER 31,             DECEMBER 31,
                                            ------------------------------------------------------------------------------
                                                 2008           2007          2008        2007        2008         2007
                                            ------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $    853,056        913,695      (224,477)   (358,671)   (109,618)   (197,828)
   Net realized gain (loss) on investments    (2,190,423)      (467,859)      188,165   1,118,381     424,977   1,402,116
   Change in unrealized appreciation
      (depreciation) on investments           (2,926,585)      (282,006)   (8,688,933)  1,409,290  (7,522,812)    305,943
   Capital gain distributions                         --             --       888,245          --   1,061,051     181,660
                                            ------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (4,263,952)       163,830    (7,837,000)  2,169,000  (6,146,402)  1,691,891
                                            ------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                  204,186         92,018       307,356     169,820     284,449     260,650
   Death benefits                               (308,069)      (252,820)      (76,416)    (70,911)    (63,398)   (191,565)
   Surrenders                                 (5,695,567)    (6,803,235)   (2,384,791) (2,501,900) (1,749,886) (2,686,468)
   Administrative expenses                       (26,236)       (31,250)      (35,366)    (45,246)    (29,923)    (40,018)
   Capital contribution (withdrawal)                  --             --            --          --          --          --
   Transfers between subaccounts
      (including fixed account), net          (2,435,860)      (145,340)   (2,212,212) (1,174,861)   (981,904) (1,205,387)
                                            ------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (8,261,546)    (7,140,627)   (4,401,429) (3,623,098) (2,540,662) (3,862,788)
                                            ------------------------------------------------------------------------------
Increase (decrease) in net assets            (12,525,498)    (6,976,797)  (12,238,429) (1,454,098) (8,687,064) (2,170,897)
Net assets at beginning of year               27,947,410     34,924,207    23,661,589  25,115,687  19,432,078  21,602,975
                                            ------------------------------------------------------------------------------
Net assets at end of year                   $ 15,421,912     27,947,410    11,423,160  23,661,589  10,745,014  19,432,078
                                            ==============================================================================
Changes in units (note 5):
   Units purchased                               310,360        262,401       279,773     251,356     182,084      75,403
   Units redeemed                               (928,557)      (747,941)     (938,298)   (700,963)   (461,101)   (438,734)
                                            ------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (618,197)      (485,540)     (658,525)   (449,607)   (279,017)   (363,331)
                                            ==============================================================================

                 See accompanying notes to financial statements

                                                           MFS(R) VARIABLE INSURANCE TRUST (CONTINUED)
                                            ------------------------------------------------------------------------
                                                   MFS(R) NEW           MFS(R) STRATEGIC          MFS(R) TOTAL
                                               DISCOVERY SERIES --      INCOME SERIES --        RETURN SERIES --
                                              SERVICE CLASS SHARES    SERVICE CLASS SHARES    SERVICE CLASS SHARES
                                            ------------------------------------------------------------------------
                                                   YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                  DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                            ------------------------------------------------------------------------
                                                2008         2007        2008       2007        2008         2007
                                            ------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $    877,056     288,325      2,414    1,832      1,283,917     246,822
   Net realized gain (loss) on investments    (1,627,954)  2,358,822     (1,694)     118     (4,783,787)    642,087
   Change in unrealized appreciation
      (depreciation) on investments          (13,417,422) (3,755,006)    (8,301)    (740)   (18,807,240) (1,417,431)
   Capital gain distributions                  3,576,582   1,771,102         --       --      3,712,810   1,358,714
                                            ------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (10,591,738)    663,243     (7,581)   1,210    (18,594,300)    830,192
                                            ------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                  110,622     201,464      2,559       --     13,765,338  25,256,408
   Death benefits                               (129,650)   (182,820)        --       --        (54,329)    (33,961)
   Surrenders                                 (2,920,729) (4,617,747)    (3,923)    (820)    (4,946,488) (4,095,705)
   Administrative expenses                       (44,281)    (63,961)      (360)    (203)       (91,597)    (50,171)
   Capital contribution (withdrawal)                  --          --         --       --             --          --
   Transfers between subaccounts
      (including fixed account), net            (667,107) (3,958,627)   318,356   29,775     (6,695,970)   (412,615)
                                            ------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (3,651,145) (8,621,691)   316,632   28,752      1,976,954  20,663,956
                                            ------------------------------------------------------------------------
Increase (decrease) in net assets            (14,242,883) (7,958,448)   309,051   29,962    (16,617,346) 21,494,148
Net assets at beginning of year               29,383,836  37,342,284     77,548   47,586     76,363,437  54,869,289
                                            ------------------------------------------------------------------------
Net assets at end of year                   $ 15,140,953  29,383,836    386,599   77,548     59,746,091  76,363,437
                                            ========================================================================
Changes in units (note 5):
   Units purchased                               525,234     382,035     46,958    2,940      6,631,753   4,557,238
   Units redeemed                               (895,746) (1,175,688)   (12,869)    (479)    (6,278,678) (2,747,418)
                                            ------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (370,512)   (793,653)    34,089    2,461        353,075   1,809,820
                                            ========================================================================

                 See accompanying notes to financial statements

                                            MFS(R) VARIABLE INSURANCE
                                               TRUST (CONTINUED)                   OLD MUTUAL INSURANCE SERIES FUND
                                            --------------------------  ------------------------------------------------------
                                            MFS(R) UTILITIES SERIES --     OLD MUTUAL GROWTH II        OLD MUTUAL LARGE CAP
                                             SERVICE CLASS SHARES               PORTFOLIO                GROWTH PORTFOLIO
                                            ----------------------------------------------------------------------------------
                                                                         PERIOD FROM                 PERIOD FROM
                                                    YEAR ENDED          JANUARY 1 TO   YEAR ENDED   JANUARY 1 TO   YEAR ENDED
                                                   DECEMBER 31,         DECEMBER 12,  DECEMBER 31,  DECEMBER 12,  DECEMBER 31,
                                            ----------------------------------------------------------------------------------
                                                2008           2007          2008          2007          2008          2007
                                            ----------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  3,459,115     1,201,882      (61,728)      (85,901)      (62,465)     (114,205)
   Net realized gain (loss) on investments    (4,145,632)    8,278,355     (258,978)      807,245      (205,097)      708,494
   Change in unrealized appreciation
      (depreciation) on investments          (34,403,154)    1,847,164   (1,721,334)      624,909    (2,105,629)      908,896
   Capital gain distributions                  6,709,699     2,650,863           --            --            --            --
                                            ----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (28,379,972)   13,978,264   (2,042,040)    1,346,253    (2,373,191)    1,503,185
                                            ----------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                5,379,391     3,998,893        2,769        33,900         1,830        13,441
   Death benefits                               (518,352)     (241,861)     (59,071)      (24,946)      (89,031)      (79,902)
   Surrenders                                 (7,265,533)  (10,860,726)    (656,404)   (2,109,492)     (844,492)   (2,509,437)
   Administrative expenses                      (164,321)     (126,525)      (7,759)       (9,529)       (9,558)      (11,707)
   Capital contribution (withdrawal)                  --            --           --            --            --            --
   Transfers between subaccounts
      (including fixed account), net          (2,203,589)    3,184,896   (3,417,838)     (270,092)   (5,003,885)     (769,233)
                                            ----------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (4,772,404)   (4,045,323)  (4,138,303)   (2,380,159)   (5,945,136)   (3,356,838)
                                            ----------------------------------------------------------------------------------
Increase (decrease) in net assets            (33,152,376)    9,932,941   (6,180,343)   (1,033,906)   (8,318,327)   (1,853,653)
Net assets at beginning of year               68,816,871    58,883,930    6,180,343     7,214,249     8,318,327    10,171,980
                                            ----------------------------------------------------------------------------------
Net assets at end of year                   $ 35,664,495    68,816,871           --     6,180,343            --     8,318,327
                                            ==================================================================================
Changes in units (note 5):
   Units purchased                             1,717,640     1,242,197       27,980        93,936        19,558        21,895
   Units redeemed                             (2,221,521)   (1,558,357)    (484,401)     (286,230)     (420,998)     (199,213)
                                            ----------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (503,881)     (316,160)    (456,421)     (192,294)     (401,440)     (177,318)
                                            ==================================================================================

                 See accompanying notes to financial statements

                                                                 OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                            -------------------------------------------------------------------------------
                                               OPPENHEIMER BALANCED      OPPENHEIMER BALANCED       OPPENHEIMER CAPITAL
                                                     FUND/VA           FUND/VA -- SERVICE SHARES   APPRECIATION FUND/VA
                                            -------------------------------------------------------------------------------
                                                     YEAR ENDED               YEAR ENDED                  YEAR ENDED
                                                    DECEMBER 31,             DECEMBER 31,                 DECEMBER 31,
                                            -------------------------------------------------------------------------------
                                                2008          2007        2008         2007          2008         2007
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  1,102,985      881,692       812,906     189,578      (887,650)  (1,254,285)
   Net realized gain (loss) on investments    (3,478,166)   1,155,917    (4,639,902)    328,987       800,335    8,384,169
   Change in unrealized appreciation
      (depreciation) on investments          (18,295,291)  (5,151,604)  (22,056,335) (3,360,227)  (39,111,844)   5,783,104
   Capital gain distributions                  2,242,000    4,684,444     2,504,095   3,355,513            --           --
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (18,428,472)   1,570,449   (23,379,236)    513,851   (39,199,159)  12,912,988
                                            -------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                  269,635      190,682     4,479,294  13,021,834        59,360      168,027
   Death benefits                               (359,363)    (307,400)       50,215    (608,763)     (655,219)  (1,016,455)
   Surrenders                                 (8,536,285) (13,730,455)   (2,898,119) (3,007,941)  (12,836,588) (23,876,988)
   Administrative expenses                       (43,261)     (58,777)      (65,256)    (58,750)      (90,666)    (111,330)
   Capital contribution (withdrawal)                  --           --            --          --            --           --
   Transfers between subaccounts
      (including fixed account), net          (3,160,360)     922,049     2,011,263  (1,506,966)   (6,418,640)  (3,295,303)
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions        (11,829,634) (12,983,901)    3,577,397   7,839,414   (19,941,753) (28,132,049)
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets            (30,258,106) (11,413,452)  (19,801,839)  8,353,265   (59,140,912) (15,219,061)
Net assets at beginning of year               50,975,974   62,389,426    51,835,028  43,481,763    98,385,439  113,604,500
                                            -------------------------------------------------------------------------------
Net assets at end of year                   $ 20,717,868   50,975,974    32,033,189  51,835,028    39,244,527   98,385,439
                                            ===============================================================================
Changes in units (note 5):
   Units purchased                               247,332      253,021     3,584,748   2,503,513       337,310      531,273
   Units redeemed                               (784,539)    (705,271)   (2,956,938) (1,758,458)   (1,208,560)  (1,541,044)
                                            -------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (537,207)    (452,250)      627,810     745,055      (871,250)  (1,009,771)
                                            ===============================================================================

                 See accompanying notes to financial statements

                                                           OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                            ------------------------------------------------------------------------------
                                                  OPPENHEIMER                                          OPPENHEIMER
                                              CAPITAL APPRECIATION       OPPENHEIMER CORE BOND       GLOBAL SECURITIES
                                            FUND/VA -- SERVICE SHARES          FUND/VA           FUND/VA -- SERVICE SHARES
                                            ------------------------------------------------------------------------------
                                                   YEAR ENDED                 YEAR ENDED               YEAR ENDED
                                                   DECEMBER 31,              DECEMBER 31,              DECEMBER 31,
                                            ------------------------------------------------------------------------------
                                                2008        2007           2008         2007         2008         2007
                                            ------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  (191,312)   (258,756)     1,423,745    2,131,705      (96,390)      41,460
   Net realized gain (loss) on investments     (648,296)  1,261,166     (4,243,715)    (329,216)  (3,143,372)   8,314,331
   Change in unrealized appreciation
      (depreciation) on investments          (6,250,398)    860,710    (13,666,441)    (266,797) (46,035,381)  (8,483,476)
   Capital gain distributions                        --          --             --           --    6,131,071    5,954,508
                                            ------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (7,090,006)  1,863,120    (16,486,411)   1,535,692  (43,144,072)   5,826,823
                                            ------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                 197,207   1,510,274        126,061      125,316    7,191,747    4,418,729
   Death benefits                               (42,037)    (10,756)      (478,418)    (450,325)    (136,105)    (768,453)
   Surrenders                                (1,109,437) (1,910,621)    (9,401,450) (13,139,549) (11,858,182) (12,565,066)
   Administrative expenses                      (32,306)    (42,417)       (54,559)     (63,156)    (225,838)    (275,969)
   Capital contribution (withdrawal)                 --          --             --           --           --           --
   Transfers between subaccounts
      (including fixed account), net         (1,486,858)   (443,550)    (2,318,662)   5,735,527   15,229,373   (4,577,140)
                                            ------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions        (2,473,431)   (897,070)   (12,127,028)  (7,792,187)  10,200,995  (13,767,899)
                                            ------------------------------------------------------------------------------
Increase (decrease) in net assets            (9,563,437)    966,050    (28,613,439)  (6,256,495) (32,943,077)  (7,941,076)
Net assets at beginning of year              16,850,464  15,884,414     51,723,544   57,980,039  120,949,888  128,890,964
                                            ------------------------------------------------------------------------------
Net assets at end of year                   $ 7,287,027  16,850,464     23,110,105   51,723,544   88,006,811  120,949,888
                                            ==============================================================================
Changes in units (note 5):
   Units purchased                              635,344     639,868        772,273      607,444    7,373,887    1,695,947
   Units redeemed                              (827,364)   (708,008)    (1,447,651)    (916,668)  (4,368,089)  (2,655,834)
                                            ------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 (192,020)    (68,140)      (675,378)    (309,224)   3,005,798     (959,887)
                                            ==============================================================================

                 See accompanying notes to financial statements

                                                            OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                            ------------------------------------------------------------------------------
                                                                                                   OPPENHEIMER MAIN STREET
                                             OPPENHEIMER HIGH INCOME     OPPENHEIMER MAIN STREET     SMALL CAP FUND/VA --
                                                    FUND/VA             FUND/VA -- SERVICE SHARES       SERVICE SHARES
                                            ------------------------------------------------------------------------------
                                                    YEAR ENDED                  YEAR ENDED                YEAR ENDED
                                                    DECEMBER 31,               DECEMBER 31,              DECEMBER 31,
                                            -------------------------------------------------------------------------------
                                                2008          2007          2008          2007          2008        2007
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  1,975,649     3,179,051       180,771     (582,401)     (493,536)   (684,053)
   Net realized gain (loss) on investments    (5,944,550)     (522,129)     (889,428)   6,841,450   (14,266,728)  1,554,075
   Change in unrealized appreciation
      (depreciation) on investments          (23,779,224)   (3,101,478)  (18,361,958)  (3,858,926)  (15,401,150) (4,509,261)
   Capital gain distributions                         --            --     2,367,969           --     2,604,651   1,374,213
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (27,748,125)     (444,556)  (16,702,646)   2,400,123   (27,556,763) (2,265,026)
                                            -------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   52,599        33,898     7,267,661   15,395,645    18,737,363  14,906,973
   Death benefits                               (352,819)     (740,153)     (319,216)    (506,099)     (176,898)    (12,115)
   Surrenders                                 (6,607,413)  (11,876,408)   (6,067,211)  (9,137,223)   (3,511,503) (3,522,693)
   Administrative expenses                       (32,267)      (47,495)     (143,337)    (129,001)     (131,317)   (114,085)
   Capital contribution (withdrawal)                  --            --            --           --            --          --
   Transfers between subaccounts
      (including fixed account), net          (1,310,319)   (2,153,439)   54,594,811  (33,812,033)  (15,618,101) 11,752,616
                                            -------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (8,250,219)  (14,783,597)   55,332,708  (28,188,711)     (700,456) 23,010,696
                                            -------------------------------------------------------------------------------
Increase (decrease) in net assets            (35,998,344)  (15,228,153)   38,630,062  (25,788,588)  (28,257,219) 20,745,670
Net assets at beginning of year               43,383,047    58,611,200    55,699,943   81,488,531    62,617,746  41,872,076
                                            -------------------------------------------------------------------------------
Net assets at end of year                   $  7,384,703    43,383,047    94,330,005   55,699,943    34,360,527  62,617,746
                                            ===============================================================================
Changes in units (note 5):

   Units purchased                               537,810       242,039    13,672,210    3,277,493     9,453,306   3,239,538
   Units redeemed                               (835,548)     (762,463)   (4,360,744)  (5,721,555)   (9,725,757) (1,410,666)
                                            -------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (297,738)     (520,424)    9,311,466   (2,444,062)     (272,451)  1,828,872
                                            ===============================================================================

                 See accompanying notes to financial statements

                                               OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)     PIMCO VARIABLE INSURANCE TRUST
                                            ----------------------------------------------------  ------------------------------
                                                OPPENHEIMER MIDCAP         OPPENHEIMER MIDCAP      PIMCO ALL ASSET PORTFOLIO --
                                                     FUND/VA           FUND/VA -- SERVICE SHARES       ADVISOR CLASS SHARES
                                            ------------------------------------------------------------------------------------
                                                    YEAR ENDED                 YEAR ENDED                   YEAR ENDED
                                                   DECEMBER 31,               DECEMBER 31,                 DECEMBER 31,
                                            ------------------------------------------------------------------------------------
                                                2008          2007         2008        2007            2008         2007
                                            ------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   (594,135)    (944,065)     (57,595)    (86,700)        611,967       662,946
   Net realized gain (loss) on investments      (841,060)   3,246,016     (212,305)    430,548      (2,047,841)       80,112
   Change in unrealized appreciation
      (depreciation) on investments          (24,862,400)   1,440,912   (2,074,939)    (59,150)     (1,308,931)     (184,167)
   Capital gain distributions                         --           --           --          --          25,534            --
                                            ------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (26,297,595)   3,742,863   (2,344,839)    284,698      (2,719,271)      558,891
                                            ------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   76,297      100,654       89,947     379,103       1,004,144       521,893
   Death benefits                               (529,571)    (486,702)          --      (2,916)        (13,736)     (173,416)
   Surrenders                                 (6,860,382) (13,651,031)    (423,053)   (437,238)     (1,017,978)     (632,141)
   Administrative expenses                       (49,087)     (64,309)      (8,733)    (12,558)        (37,408)      (26,032)
   Capital contribution (withdrawal)                  --           --           --          --              --            --
   Transfers between subaccounts
      (including fixed account), net          (2,490,712)  (4,986,987)    (448,990) (1,118,404)     (2,757,782)    7,953,664
                                            ------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (9,853,455) (19,088,375)    (790,829) (1,192,013)     (2,822,760)    7,643,968
                                            ------------------------------------------------------------------------------------
Increase (decrease) in net assets            (36,151,050) (15,345,512)  (3,135,668)   (907,315)     (5,542,031)    8,202,859
Net assets at beginning of year               59,933,718   75,279,230    5,144,191   6,051,506      15,149,212     6,946,353
                                            ------------------------------------------------------------------------------------
Net assets at end of year                   $ 23,782,668   59,933,718    2,008,523   5,144,191       9,607,181    15,149,212
                                            ====================================================================================
Changes in units (note 5):
   Units purchased                               118,582       71,046       75,108      74,809       4,378,363     3,099,326
   Units redeemed                               (571,188)    (700,674)    (143,971)   (146,859)     (4,686,933)   (2,419,304)
                                            ------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (452,606)    (629,628)     (68,863)    (72,050)       (308,570)      680,022
                                            ====================================================================================

                 See accompanying notes to financial statements

                                                                   PIMCO VARIABLE INSURANCE TRUST (CONTINUED)
                                            ----------------------------------------------------------------------------------------
                                            PIMCO FOREIGN BOND PORTFOLIO                                      PIMCO LONG-TERM
                                               (U.S. DOLLAR-HEDGED) --   PIMCO HIGH YIELD PORTFOLIO -- U.S. GOVERNMENT PORTFOLIO --
                                             ADMINISTRATIVE CLASS SHARES  ADMINISTRATIVE CLASS SHARES    ADMINISTRATIVE CLASS SHARES
                                            ----------------------------------------------------------------------------------------
                                                    YEAR ENDED                     YEAR ENDED                    YEAR ENDED
                                                   DECEMBER 31,                   DECEMBER 31,                  DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                 2008          2007           2008           2007            2008           2007
                                            ----------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)           $   107,811       169,619      4,703,878      5,473,260       2,303,298     2,044,529
   Net realized gain (loss) on investments      (115,071)      (34,735)    (5,236,032)      (206,426)      1,332,479      (917,698)
   Change in unrealized appreciation
      (depreciation) on investments             (289,028)       40,516    (17,179,679)    (3,784,824)      7,174,061     4,778,984
   Capital gain distributions                         --            --        254,587             --         432,511            --
                                            ----------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                     (296,288)      175,400    (17,457,246)     1,482,010      11,242,349     5,905,815
                                            ----------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   28,013        54,395      3,973,218      8,037,072      25,292,893    20,351,052
   Death benefits                               (199,355)     (123,379)      (622,263)      (815,832)       (539,976)     (507,213)
   Surrenders                                 (1,599,515)   (1,396,802)    (8,716,772)   (10,470,794)    (11,014,508)   (7,912,176)
   Administrative expenses                       (10,165)      (12,193)      (170,066)      (195,643)       (194,609)      (95,695)
   Capital contribution (withdrawal)                  --            --             --             --              --            --
   Transfers between subaccounts
      (including fixed account), net            (768,542)      (67,371)    15,156,701    (18,267,721)    (18,223,141)      800,324
                                            ----------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions         (2,549,564)   (1,545,350)     9,620,818    (21,712,918)     (4,679,341)   12,636,292
                                            ----------------------------------------------------------------------------------------
Increase (decrease) in net assets             (2,845,852)   (1,369,950)    (7,836,428)   (20,230,908)      6,563,008    18,542,107
Net assets at beginning of year                8,346,778     9,716,728     85,408,357    105,639,265      81,485,137    62,943,030
                                            ----------------------------------------------------------------------------------------
Net assets at end of year                    $ 5,500,926     8,346,778     77,571,929     85,408,357      88,048,145    81,485,137
                                            ========================================================================================
Changes in units (note 5):
   Units purchased                               119,782       151,729      5,538,977      2,822,570      12,205,784     4,939,215
   Units redeemed                               (321,812)     (272,086)    (3,690,450)    (4,554,670)    (12,549,376)   (3,604,298)
                                            ----------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                  (202,030)     (120,357)     1,848,527     (1,732,100)       (343,592)    1,334,917
                                            ========================================================================================

                 See accompanying notes to financial statements

                                                                                                                 THE PRUDENTIAL
                                                      PIMCO VARIABLE INSURANCE TRUST (CONTINUED)                  SERIES FUND
                                           ----------------------------------------------------------------  -----------------------
                                           PIMCO LOW DURATION PORTFOLIO -- PIMCO TOTAL RETURN PORTFOLIO --    JENNISON 20/20 FOCUS
                                             ADMINISTRATIVE CLASS SHARES   ADMINISTRATIVE CLASS SHARES       PORTFOLIO -- CLASS II
                                           -----------------------------------------------------------------------------------------
                                                     YEAR ENDED                       YEAR ENDED                   YEAR ENDED
                                                    DECEMBER 31,                     DECEMBER 31,                 DECEMBER 31,
                                           -----------------------------------------------------------------------------------------
                                                 2008            2007            2008           2007           2008         2007
                                           -----------------------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   6,212,372      2,308,493      13,016,496     10,378,500      2,242,970    3,139,949
   Net realized gain (loss) on investments     (6,022,244)       726,901       1,604,748     (2,101,011)   (23,849,398)   2,340,512
   Change in unrealized appreciation
      (depreciation) on investments           (10,683,162)     3,249,935      (7,664,083)    12,081,199     (4,616,129)  (3,346,613)
   Capital gain distributions                   1,946,669             --       2,494,913             --             --           --
                                           -----------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                    (8,546,365)     6,285,329       9,452,074     20,358,688    (26,222,557)   2,133,848
                                           -----------------------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                               142,684,329     79,743,357      40,550,855     48,656,310     22,157,225   27,906,594
   Death benefits                                (258,010)       (57,165)     (2,323,544)    (2,215,066)       (53,766)     (13,916)
   Surrenders                                 (12,177,082)    (3,893,113)    (48,283,715)   (39,457,409)    (2,225,268)  (1,895,253)
   Administrative expenses                       (543,113)       (57,704)       (667,370)      (512,737)       (92,109)     (39,835)
   Capital contribution (withdrawal)                   --             --              --             --             --           --
   Transfers between subaccounts
      (including fixed account), net         (118,691,481)    88,743,433      25,495,487    (49,030,975)   (26,774,146) (21,210,855)
                                           -----------------------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          11,014,643    164,478,808      14,771,713    (42,559,877)    (6,988,064)   4,746,735
                                           -----------------------------------------------------------------------------------------
Increase (decrease) in net assets               2,468,278    170,764,137      24,223,787    (22,201,189)   (33,210,621)   6,880,583
Net assets at beginning of year               191,569,429     20,805,292     299,527,179    321,728,368     43,189,805   36,309,222
                                           -----------------------------------------------------------------------------------------
Net assets at end of year                   $ 194,037,707    191,569,429     323,750,966    299,527,179      9,979,184   43,189,805
                                           =========================================================================================
Changes in units (note 5):
   Units purchased                             59,739,647     27,163,180      25,689,499     14,983,262      9,491,185    4,600,588
   Units redeemed                             (58,744,852)   (11,286,307)    (23,836,362)   (18,526,893)   (11,448,976)  (4,204,486)
                                           -----------------------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                    994,795     15,876,873       1,853,137     (3,543,631)    (1,957,791)     396,102
                                           =========================================================================================

                 See accompanying notes to financial statements

                                                          THE PRUDENTIAL SERIES FUND (CONTINUED)
                                            -----------------------------------------------------------------
                                                                                             SP INTERNATIONAL
                                                                        NATURAL RESOURCES    GROWTH PORTFOLIO
                                             JENNISON PORTFOLIO --   PORTFOLIO -- CLASS II      -- CLASS II
                                                CLASS II SHARES              SHARES               SHARES
                                            -----------------------------------------------------------------
                                                  YEAR ENDED               YEAR ENDED           YEAR ENDED
                                                 DECEMBER 31,             DECEMBER 31,         DECEMBER 31,
                                            -----------------------------------------------------------------
                                                2008        2007        2008        2007       2008     2007
                                            -----------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $   (46,915)   (58,128)   5,363,846   6,375,980   24,129   19,499
   Net realized gain (loss) on investments      (59,764)   105,148   (8,728,636)  2,877,574   (5,299)  14,978
   Change in unrealized appreciation
      (depreciation) on investments          (1,289,691)   276,848  (23,129,479)  1,485,716  (92,090)  (3,282)
   Capital gain distributions                        --         --           --          --       --       --
                                            -----------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (1,396,370)   323,868  (26,494,269) 10,739,270  (73,260)  31,195
                                            -----------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                 140,258     93,923   12,513,106   7,394,948       --       --
   Death benefits                                    --     (8,418)    (179,189)    (63,334)      --       --
   Surrenders                                  (289,742)  (191,794)  (3,057,829) (1,642,101) (21,158) (47,813)
   Administrative expenses                       (5,421)    (6,128)    (105,631)    (60,643)    (252)    (317)
   Capital contribution (withdrawal)                 --         --           --          --       --       --
   Transfers between subaccounts
      (including fixed account), net            412,811    (69,368)     988,417  11,378,740   (4,518)   4,494
                                            -----------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions           257,906   (181,785)  10,158,874  17,007,610  (25,928) (43,636)
                                            -----------------------------------------------------------------
Increase (decrease) in net assets            (1,138,464)   142,083  (16,335,395) 27,746,880  (99,188) (12,441)
Net assets at beginning of year               3,469,709  3,327,626   42,907,111  15,160,231  160,415  172,856
                                            -----------------------------------------------------------------
Net assets at end of year                   $ 2,331,245  3,469,709   26,571,716  42,907,111   61,227  160,415
                                            =================================================================
Changes in units (note 5):
   Units purchased                              146,619     54,179    5,262,163   2,126,660    3,275      355
   Units redeemed                              (111,905)   (70,027)  (3,936,800) (1,199,560)  (5,760)  (3,375)
                                            -----------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                   34,714    (15,848)   1,325,363     927,100   (2,485)  (3,020)
                                            =================================================================

                 See accompanying notes to financial statements

                                             THE PRUDENTIAL
                                               SERIES FUND                                   THE UNIVERSAL
                                               (CONTINUED)     RYDEX VARIABLE TRUST   INSTITUTIONAL FUNDS, INC.
                                            -----------------  ---------------------  --------------------------
                                              SP PRUDENTIAL
                                              U.S. EMERGING
                                            GROWTH PORTFOLIO                               EQUITY AND INCOME
                                               -- CLASS II                               PORTFOLIO -- CLASS II
                                                 SHARES         NASDAQ-100(R) FUND              SHARES
                                            --------------------------------------------------------------------
                                                                                                     PERIOD FROM
                                               YEAR ENDED           YEAR ENDED         YEAR ENDED     MAY 1 TO
                                              DECEMBER 31,         DECEMBER 31,       DECEMBER 31,  DECEMBER 31,
                                            --------------------------------------------------------------------
                                              2008     2007      2008        2007         2008         2007
                                            --------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  2,978   1,844    (105,057)   (133,967)      96,864      (24,612)
   Net realized gain (loss) on investments       (25)    165     (52,434)    805,687   (1,072,825)     (18,939)
   Change in unrealized appreciation
      (depreciation) on investments          (11,065)    881  (3,690,934)    637,610   (1,878,975)     (87,680)
   Capital gain distributions                     --      --          --          --      228,793       25,537
                                            --------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                   (8,112)  2,890  (3,848,425)  1,309,330   (2,626,143)    (105,694)
                                            --------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                   --      --     137,010     188,641    4,112,706    6,224,049
   Death benefits                                 --      --  (1,509,756)    (41,472)          --           --
   Surrenders                                   (139)   (452)   (830,932) (1,188,962)    (341,808)     (66,487)
   Administrative expenses                       (46)    (41)    (21,631)    (22,376)     (11,473)          --
   Capital contribution (withdrawal)              --      --          --          --           --           --
   Transfers between subaccounts
      (including fixed account), net           2,095      (2)  1,400,198    (929,191)     951,038    1,033,609
                                            --------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions          1,910    (495)   (825,111) (1,993,360)   4,710,463    7,191,171
                                            --------------------------------------------------------------------
Increase (decrease) in net assets             (6,202)  2,395  (4,673,536)   (684,030)   2,084,320    7,085,477
Net assets at beginning of year               22,410  20,015   9,433,864  10,117,894    7,085,477           --
                                            --------------------------------------------------------------------
Net assets at end of year                   $ 16,208  22,410   4,760,328   9,433,864    9,169,797    7,085,477
                                            ====================================================================
Changes in units (note 5):
   Units purchased                               261      --   1,493,101     540,660    1,896,522      992,545
   Units redeemed                                (16)    (37) (1,804,167) (1,029,503)  (1,380,207)    (262,555)
                                            --------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                   245     (37)   (311,066)   (488,843)     516,315      729,990
                                            ====================================================================

                 See accompanying notes to financial statements

                                                     VAN KAMPEN LIFE INVESTMENT TRUST              XTF ADVISORS TRUST
                                            -------------------------------------------------  --------------------------
                                                 CAPTIAL GROWTH
                                             PORTFOLIO --  CLASS II    COMSTOCK PORTFOLIO --      ETF 60 PORTFOLIO --
                                                     SHARES              CLASS II SHARES           CLASS II SHARES
                                            -----------------------------------------------------------------------------
                                                                                                PERIOD FROM   PERIOD FROM
                                                   YEAR ENDED               YEAR ENDED         JANUARY 1 TO    MAY 1 TO
                                                  DECEMBER 31,             DECEMBER 31,          JUNE 20,    DECEMBER 31,
                                            -----------------------------------------------------------------------------
                                                2008        2007         2008         2007         2008          2007
                                            -----------------------------------------------------------------------------
Increase (decrease) in net assets
From operations:
   Net investment income (expense)          $  (114,371)   (175,607)   1,136,165      (82,687)      39,382      (69,679)
   Net realized gain (loss) on investments      259,611     555,865  (30,908,764)   3,168,859     (290,067)      (6,964)
   Change in unrealized appreciation
      (depreciation) on investments          (5,354,699)  1,196,588  (28,335,786) (11,011,500)      96,032      (96,032)
   Capital gain distributions                        --          --    5,528,592    2,373,564           --           --
                                            -----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from operations                  (5,209,459)  1,576,846  (52,579,793)  (5,551,764)    (154,653)    (172,675)
                                            -----------------------------------------------------------------------------
From capital transactions (note 4):
   Net premiums                                 133,704     159,511   29,401,102   25,192,684    2,292,864    8,364,944
   Death benefits                               (25,908)    (54,246)    (374,225)    (153,667)     (45,539)          --
   Surrenders                                  (789,692)   (703,098)  (8,831,960)  (9,246,388)    (105,505)      13,685
   Administrative expenses                      (25,780)    (34,741)    (278,739)    (309,609)        (677)          --
   Capital contribution (withdrawal)                 --          --           --           --           --           --
   Transfers between subaccounts
      (including fixed account), net           (542,353)   (623,635) (47,034,981)  10,200,115  (10,325,379)     132,935
                                            -----------------------------------------------------------------------------
         Increase (decrease) in net assets
            from capital transactions        (1,250,029) (1,256,209) (27,118,803)  25,683,135   (8,184,236)   8,511,564
                                            -----------------------------------------------------------------------------
Increase (decrease) in net assets            (6,459,488)    320,637  (79,698,596)  20,131,371   (8,338,889)   8,338,889
Net assets at beginning of year              11,431,569  11,110,932  131,462,747  111,331,376    8,338,889           --
                                            -----------------------------------------------------------------------------
Net assets at end of year                   $ 4,972,081  11,431,569   51,764,151  131,462,747           --    8,338,889
                                            =============================================================================
Changes in units (note 5):
   Units purchased                              168,370     105,852   13,886,556    5,495,932      997,464    1,403,053
   Units redeemed                              (288,754)   (218,709) (17,867,142)  (3,349,890)  (1,846,864)    (553,653)
                                            -----------------------------------------------------------------------------
   Net increase (decrease) in units from
      capital transactions with contract
      owners during the years or lesser
      periods ended December 31, 2008
      and 2007                                 (120,384)   (112,857)  (3,980,586)   2,146,042     (849,400)     849,400
                                            =============================================================================

                 See accompanying notes to financial statements

                  GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

                          Notes to Financial Statements

                                December 31, 2008

(1) DESCRIPTION OF ENTITY

     Genworth Life & Annuity VA Separate Account 1 ("Separate Account") is a separate investment account established on August 19, 1987 by Genworth Life and Annuity Insurance Company ("GLAIC"), pursuant to the laws of the Commonwealth of Virginia. The Separate Account has subaccounts that currently invest in open-ended mutual funds ("Portfolios"). Such Portfolios are not sold directly to the general public. They are sold to GLAIC, and the Portfolios may also be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies, including affiliated insurance companies of GLAIC. In addition, the Portfolios may be sold to retirement plans. GLAIC uses the Separate Account to support flexible premium variable deferred and immediate annuity contracts issued by GLAIC, as well as other purposes permitted by law.

     Currently, there are multiple subaccounts of the Separate Account available under each contract. Each subaccount invests exclusively in shares representing an interest in a separate corresponding Portfolio (a division of a Fund, the assets of which are separate from other Portfolios that may be available in the
Fund).

     The assets of the Separate Account belong to GLAIC. Nonetheless, GLAIC does not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business that GLAIC may conduct. The assets of the Separate Account will, however, be available to cover the liabilities for GLAIC's General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business GLAIC may conduct. Guarantees made under the contracts, including any rider options, are based on the claims paying ability of GLAIC to the extent that the amount of the guarantee exceeds the assets available in the Separate Account.

     The Separate Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. Contract owners assume the full investment risk for amounts allocated by contract owners to the Separate Account.

     Effective September 8, 2008, the following Portfolios were added to the Separate Account:

     Genworth Variable Insurance Trust -- Genworth Calamos Growth Fund

     Genworth Variable Insurance Trust -- Genworth Columbia Mid Cap Value Fund

     Genworth Variable Insurance Trust -- Genworth Davis NY Venture Fund

     Genworth Variable Insurance Trust -- Genworth Eaton Vance Large Cap Value Fund

     Genworth Variable Insurance Trust -- Genworth Legg Mason Partners Aggressive Growth Fund

     Genworth Variable Insurance Trust -- Genworth PIMCO StockPLUS Fund

     Genworth Variable Insurance Trust -- Genworth Putnam International Capital Opportunities Fund

     Genworth Variable Insurance Trust -- Genworth Thornburg International Value Fund

     Genworth Variable Insurance Trust -- Genworth Western Asset Management Core Plus Fixed Income Fund

     The following Portfolios were not available as investment options for contracts issued on or after September 8, 2008:

     AIM Variable Insurance Funds -- AIM V.I. Basic Value Fund -- Series II
Shares

     BlackRock Variable Series Funds, Inc. -- BlackRock Large Cap Growth V.I. Fund -- Class III

     GE Investments Funds, Inc. -- Income Fund -- Class 1 Shares

     GE Investments Funds, Inc. -- Mid-Cap Equity Fund -- Class 1 Shares

     GE Investments Funds, Inc. -- Premier Growth Equity Fund -- Class 1 Shares

     GE Investments Funds, Inc. -- S&P 500(R) Index Fund

     Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II

     Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Fundamental Value Portfolio -- Class I

     MFS(R) Variable Insurance Trust -- MFS(R) Investors Trust Series -- Service Class Shares

     Oppenheimer Variable Account Funds -- Oppenheimer MidCap Fund/VA -- Service Shares

     Rydex Variable Trust -- NASDAQ 100(R) Fund

     XTF Advisors Trust -- ETF 60 Portfolio -- Class II Shares was added to the Separate Account effective May 1, 2007. On March 18, 2008, the Board of Trustees for the XTF Advisors Trust voted to liquidate the ETF 60 Portfolio due to its relatively small asset size and insufficient evidence of future asset growth opportunities. Final liquidation of the XTF Advisors Trust -- ETF 60 Portfolio occurred on June 20, 2008.

     On August 22, 2008, the Board of Trustees of the Old Mutual Insurance Series Fund voted to liquidate the Old Mutual Growth II Portfolio and the Old Mutual Large Cap Growth Portfolio primarily due to each Portfolio's small asset size, high operating costs and lack of economies of scale. Final liquidation of the Old Mutual Insurance Series Fund -- Old Mutual Growth II Portfolio and Old Mutual Large Cap Growth Portfolio occurred on December 12, 2008.

     On April 28, 2007, the Legg Mason Partners Variable Portfolios I, Inc. -- Legg Mason Partners Variable All Cap Portfolio -- Class II shares merged into the Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Fundamental Value Portfolio -- Class I shares and the values presented in the Statement of Changes in Net Assets for the year ended December 31, 2007 are reflective of the combined values from both funds. The Legg Mason Partners Variable Portfolios I, Inc. -- Legg Mason Partners Variable Total Return Portfolio -- Class I shares merged into the Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Capital and Income Portfolio -- Class I shares and the values presented in the Statement of Changes in Net Assets for the year ended December 31, 2007 are reflective of the combined values from both funds. The Legg Mason Partners Variable Portfolios I, Inc. -- Legg Mason Partners Variable Total Return Portfolio -- Class II shares merged into the Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Capital and Income Portfolio -- Class II shares and the values presented in the Statement of Changes in Net Assets for the year ended December 31, 2007 are reflective of the combined values from both funds. The Legg Mason Partners Variable Portfolios II, Inc. -- Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II shares merged into the Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II shares and the values presented in the Statement of Changes in Net Assets for the year ended December 31, 2007 are reflective of the combined values from both funds.

     The following Portfolios are not available to contracts issued on or after May 1, 2007:

     Legg Mason Partners Variable Equity Trust -- Legg Mason Partners Variable Capital and Income Portfolio -- Class II

     Van Kampen Life Investment Trust -- Capital Growth Portfolio -- Class II Shares (formerly, Strategic Growth Portfolio)

     AllianceBernstein Variable Products Series Fund, Inc. -- AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B and Franklin Templeton Variable Insurance Products Trust -- Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares were added to the Separate Account effective August 27, 2007.

     Fidelity(R) Variable Insurance Products Fund -- VIP Investment Grade Bond Portfolio -- Service Class 2, The Universal Institutional Funds, Inc. -- Equity and Income Portfolio -- Class II Shares and XTF Advisors Trust-ETF 60 Portfolio -- Class II Portfolio were added to the Separate Account effective May 1, 2007.

     The Prudential Series Fund -- SP William Blair International Growth portfolio -- Class II Shares changed its name to The Prudential Series Fund -- SP International Growth Portfolio -- Class II Shares effective May 1, 2007.

     The following Portfolios are not available to contracts issued on or after May 1, 2006:

     Fidelity(R) Variable Insurance Products Fund -- VIP Asset Manager(SM) Portfolio -- Service Class 2

     Goldman Sachs Variable Insurance Trust -- Goldman Sachs Mid Cap Value Fund

     J.P. Morgan Series Trust II -- JPMorgan Bond Portfolio

     J.P. Morgan Series Trust II -- JPMorgan International Equity Portfolio

     J.P. Morgan Series Trust II -- JPMorgan Mid Cap Value Portfolio

     J.P. Morgan Series Trust II -- JPMorgan Small Company Portfolio

     J.P. Morgan Series Trust II -- JPMorgan U.S. Large Cap Core Equity
Portfolio

     MFS(R) Variable Insurance Trust -- MFS(R) New Discovery Series -- Service Class Shares

     Janus Aspen Series -- International Growth Portfolio -- Service Shares is not available for new purchase payments or transfers on or after November 15, 2004.

     The following Portfolios are not available to contracts issued on or after May 1, 2003:

     Dreyfus -- The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares

     Janus Aspen Series -- Global Life Sciences Portfolio -- Service Shares

     Janus Aspen Series -- Global Technology Portfolio -- Service Shares

     Janus Aspen Series -- Large Cap Growth Portfolio -- Service Shares

     Janus Aspen Series -- Mid Cap Growth Portfolio -- Service Shares

     Janus Aspen Series -- Worldwide Growth Portfolio -- Service Shares

     PIMCO Variable Insurance Trust -- PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) -- Administrative Class Shares

     As of December 31, 2008, The Prudential Series Fund -- Equity Portfolio -- Class II Shares were available, but not shown on the statements due to not having any activity since its inception.

     All designated Portfolios listed above are series type mutual funds.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (a) BASIS OF PRESENTATION

     These financial statements have been prepared on the basis of U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.

     (b) INVESTMENTS

     SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account, generally, uses market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

     VALUATION INPUTS: Various inputs are used to determine the value of the fund's investments. These inputs are summarized in the three broad levels listed below:

     - LEVEL 1 - quoted prices in active markets for identical securities.

     - LEVEL 2 - observable inputs other than Level 1 quote prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)

     - LEVEL 3 - unobservable inputs

     The investments of the Separate Accounts are measured at fair value on a recurring basis. All the investments are categorized as Level 1 as of December 31, 2008.

     The Separate Account does not have any assets or liabilities reported at fair value on a non-recurring basis required to be disclosed under SFAS 157.

     Purchases and redemptions of investments are recorded on the Valuation Day (as defined in the definition section of the prospectus) the request for purchase or redemption is received while income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. Units and unit values are disclosed as of the last Valuation Day of the applicable year or period.

     (C) UNIT CLASSES

     There are several unit classes of subaccounts based on the annuity contract through which the subaccounts are offered. An indefinite number of units in each unit class is authorized. Each unit class has its own expense structure as noted in footnote (4) (a) below. Form numbers P1140, P1142, P1143, P1150, P1153 and P1611 are no longer available for sale, although additional purchase payments may still be accepted under the terms of the contracts.

     (D) FEDERAL INCOME TAXES

     The operations of the Separate Account are a part of, and taxed with, the operations of GLAIC. Therefore, the Separate Account is not separately taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed. Accordingly, the Separate Account paid no federal income taxes and no federal income tax payment was required. GLAIC is taxed as a life insurance company under the Code.

     (E) PAYMENTS DURING ANNUITIZATION

     Net assets allocated to the contracts in variable payout annuitization (variable income payments for the life of the annuitant) are computed in accordance to the mortality tables in effect at the time of contract issue. The assumed interest rate is an effective annual rate of 3%. The mortality risk is fully borne by GLAIC and may result in amounts transferred from the GLAIC's General Account to the Separate Account should annuitants live longer than assumed. GLAIC may transfer amounts from the Separate Account to its General Account should the contracts experience higher mortality than assumed.

(3) PURCHASES AND SALES OF INVESTMENTS

     The aggregate cost of the investments acquired and the aggregate proceeds of investments sold, for the year or lesser period ended December 31, 2008 were:

                                                             COST OF    PROCEEDS
                                                             SHARES       FROM
FUND/PORTFOLIO                                              ACQUIRED   SHARES SOLD
--------------                                             ----------  -----------
AIM Variable Insurance Funds
   AIM V.I. Basic Value Fund -- Series II shares           $9,845,825   $8,951,988
   AIM V.I. Capital Appreciation Fund -- Series I shares    2,092,652    6,393,689
   AIM V.I. Capital Development Fund -- Series I shares        14,768        2,802
   AIM V.I. Core Equity Fund -- Series I shares             3,623,754    7,111,489
   AIM V.I. Global Real Estate Fund -- Series II shares       999,025      707,034
   AIM V.I. Government Securities Fund -- Series I shares      37,338       37,521

                                                                                     COST OF      PROCEEDS
                                                                                     SHARES         FROM
FUND/PORTFOLIO                                                                      ACQUIRED     SHARES SOLD
--------------                                                                    ------------  ------------
   AIM V.I. International Growth Fund -- Series II shares                         $168,442,022  $156,482,160
   AIM V.I. LargeCap Growth Fund -- Series I shares                                        564         2,779
   AIM V.I. Technology Fund -- Series I shares                                             223            69
   AIM V.I. Utilities Fund -- Series I shares                                            2,484           553
The Alger American Fund
   Alger American LargeCap Growth Portfolio -- Class O Shares                        5,865,219    20,122,982
   Alger American SmallCap Growth Portfolio -- Class O Shares                        8,615,975    22,021,958
AllianceBernstein Variable Products Series Fund, Inc.
   AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B                  27,725,581    12,779,831
   AllianceBernstein Global Technology Portfolio -- Class B                          4,048,755     4,376,501
   AllianceBernstein Growth and Income Portfolio -- Class B                         40,441,199    44,680,590
   AllianceBernstein International Value Portfolio -- Class B                      397,668,208   356,756,209
   AllianceBernstein Large Cap Growth Portfolio -- Class B                           4,322,656     8,023,478
   AllianceBernstein Small Cap Growth Portfolio -- Class B                           6,420,235     9,125,668
American Century Variable Portfolios, Inc.
   VP Income & Growth Fund -- Class I                                                   33,690        16,726
   VP International Fund -- Class I                                                  9,320,931     8,750,980
   VP Ultra(R) Fund -- Class I                                                          30,478        12,683
   VP Value Fund -- Class I                                                            347,477       290,257
American Century Variable Portfolios II, Inc.
   VP Inflation Protection Fund -- Class II                                        111,268,841    32,060,570
BlackRock Variable Series Funds, Inc.
   BlackRock Basic Value V.I. Fund -- Class III                                      6,384,810     7,637,300
   BlackRock Global Allocation V.I. Fund -- Class III                              524,499,617   349,741,610
   BlackRock Large Cap Growth V.I. Fund -- Class III                                 2,191,101     1,505,248
   BlackRock Value Opportunities V.I. Fund -- Class III                              4,329,904     4,209,849
Columbia Funds Variable Insurance Trust I
   Columbia Marsico Growth Fund, Variable Series -- Class A                         12,492,407    28,148,966
   Columbia Marsico International Opportunities Fund, Variable Series -- Class B   206,712,672   173,057,288
Dreyfus
   The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares                112,231       465,579
Dreyfus Investment Portfolios
   MidCap Stock Portfolio -- Initial Shares                                             27,294         8,658
Dreyfus Variable Investment Fund
   Money Market Portfolio                                                            1,846,610     1,685,736
DWS Variable Series II
   DWS Dreman High Return Equity VIP -- Class B Shares                                  47,779        29,514
   DWS Dreman Small Mid Cap Value VIP -- Class B Shares                                 46,442        16,764
   DWS Technology VIP -- Class B Shares                                                  1,085           731
Eaton Vance Variable Trust
   VT Floating-Rate Income Fund                                                    116,312,839   120,479,903
   VT Worldwide Health Sciences Fund                                                 7,016,772     6,176,591
Evergreen Variable Annuity Trust
   Evergreen VA Omega Fund -- Class 2                                               10,496,963     9,508,940
Federated Insurance Series
   Federated American Leaders Fund II -- Primary Shares                              9,203,960     8,669,289

                                                                                     COST OF       PROCEEDS
                                                                                      SHARES         FROM
FUND/PORTFOLIO                                                                       ACQUIRED     SHARES SOLD
--------------                                                                    --------------  ------------
   Federated Capital Income Fund II                                               $    2,890,308  $  5,312,358
   Federated High Income Bond Fund II -- Primary Shares                               12,450,865    19,052,814
   Federated High Income Bond Fund II -- Service Shares                               15,078,627    20,298,162
   Federated Kaufmann Fund II -- Service Shares                                       38,985,852    24,786,748
Fidelity(R) Variable Insurance Products Fund
   VIP Asset Manager(SM) Portfolio -- Initial Class                                   21,087,382    27,367,986
   VIP Asset Manager(SM) Portfolio -- Service Class 2                                 10,843,423    11,325,054
   VIP Balanced Portfolio -- Service Class 2                                          74,305,107    61,412,225
   VIP Contrafund(R) Portfolio -- Initial Class                                       44,239,867   105,557,853
   VIP Contrafund(R) Portfolio -- Service Class 2                                    179,282,279   207,899,383
   VIP Dynamic Capital Appreciation Portfolio -- Service Class 2                       1,755,206     1,906,389
   VIP Equity-Income Portfolio -- Initial Class                                       25,554,473    80,855,828
   VIP Equity-Income Portfolio -- Service Class 2                                    121,374,937   146,471,889
   VIP Growth & Income Portfolio -- Initial Class                                      9,109,431    16,075,828
   VIP Growth & Income Portfolio -- Service Class 2                                    6,807,990     9,035,261
   VIP Growth Opportunities Portfolio -- Initial Class                                 2,919,529     5,847,293
   VIP Growth Portfolio -- Initial Class                                              10,637,121    36,590,291
   VIP Growth Portfolio -- Service Class 2                                            14,645,093    29,516,880
   VIP Investment Grade Bond Portfolio -- Service Class 2                             94,546,677   112,923,613
   VIP Mid Cap Portfolio -- Initial Class                                                  7,875         2,581
   VIP Mid Cap Portfolio -- Service Class 2                                          113,940,532   130,143,132
   VIP Overseas Portfolio -- Initial Class                                            18,956,485    29,898,921
   VIP Value Strategies Portfolio -- Service Class 2                                   3,726,265     4,946,084
Franklin Templeton Variable Insurance Products Trust
   Franklin Income Securities Fund -- Class 2 Shares                                 820,455,215   668,407,402
   Franklin Large Cap Growth Securities Fund -- Class 2 Shares                         1,333,317     1,384,344
   Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares           223,816,383   107,555,157
   Mutual Shares Securities Fund -- Class 2 Shares                                    71,706,894    29,045,626
   Templeton Foreign Securities Fund -- Class 1 Shares                                 7,043,937    10,328,055
   Templeton Foreign Securities Fund -- Class 2 Shares                                10,270,408     9,887,863
   Templeton Global Asset Allocation Fund -- Class 2 Shares                               42,395        38,703
   Templeton Global Income Securities Fund -- Class 1 Shares                           5,161,565     4,502,813
   Templeton Growth Securities Fund -- Class 2 Shares                                  8,212,026     7,872,515
GE Investments Funds, Inc.
   Core Value Equity Fund -- Class 1 Shares                                            4,738,154     9,912,706
   Income Fund -- Class 1 Shares                                                      30,202,865    45,522,409
   International Equity Fund -- Class 1 Shares                                        39,129,062    57,187,179
   Mid-Cap Equity Fund -- Class 1 Shares                                              59,971,445    98,277,170
   Money Market Fund                                                               1,108,013,904   924,927,132
   Premier Growth Equity Fund -- Class 1 Shares                                       10,528,207    22,222,633
   Real Estate Securities Fund -- Class 1 Shares                                      43,195,069    48,184,183
   S&P 500(R) Index Fund                                                             113,092,137   173,763,260
   Small-Cap Equity Fund -- Class 1 Shares                                            29,071,007    46,208,468
   Total Return Fund -- Class 1 Shares                                               257,535,268   326,563,801
   Total Return Fund -- Class 3 Shares                                             1,140,556,727   795,576,167
   U.S. Equity Fund -- Class 1 Shares                                                  8,309,689    22,072,879

                                                                                    COST OF       PROCEEDS
                                                                                     SHARES        FROM
FUND/PORTFOLIO                                                                      ACQUIRED    SHARES SOLD
--------------                                                                    ------------  ------------
Genworth Variable Insurance Trust
   Genworth Calamos Growth Fund                                                   $  5,341,491  $      5,948
   Genworth Columbia Mid Cap Value Fund                                             25,436,502     3,903,944
   Genworth Davis NY Venture Fund                                                    4,073,304        52,222
   Genworth Eaton Vance Large Cap Value Fund                                        59,859,263    11,162,839
   Genworth Legg Mason Partners Aggressive Growth Fund                              70,331,902    14,075,184
   Genworth PIMCO StockPLUS Fund                                                   102,647,830    17,253,792
   Genworth Putnam International Capital Opportunities Fund                         28,824,963     4,966,893
   Genworth Thornburg International Value Fund                                      26,537,753     4,708,109
   Genworth Western Asset Management Core Plus Fixed Income Fund                    61,690,914    17,148,679
Goldman Sachs Variable Insurance Trust
   Goldman Sachs Growth and Income Fund                                              6,335,759    16,357,471
   Goldman Sachs Mid Cap Value Fund                                                 18,886,818    55,880,569
J.P. Morgan Series Trust II
   JPMorgan Bond Portfolio                                                              75,008        44,236
   JPMorgan International Equity Portfolio                                              62,249        23,270
   JPMorgan Mid Cap Value Portfolio                                                     46,352        46,081
   JPMorgan Small Company Portfolio                                                      3,854         4,283
   JPMorgan U.S. Large Cap Core Equity Portfolio                                           119           182
Janus Aspen Series
   Balanced Portfolio -- Institutional Shares                                       30,544,042    60,607,028
   Balanced Portfolio -- Service Shares                                             99,213,562    87,201,365
   Flexible Bond Portfolio -- Institutional Shares                                   8,079,440    13,562,553
   Forty Portfolio -- Institutional Shares                                          23,295,823    43,785,953
   Forty Portfolio -- Service Shares                                               179,653,490   132,555,489
   Fundamental Equity Portfolio -- Institutional Shares                                 11,520         1,668
   Global Life Sciences Portfolio -- Service Shares                                  2,556,139     5,228,013
   Global Technology Portfolio -- Service Shares                                     4,102,948     6,349,854
   International Growth Portfolio -- Institutional Shares                           54,393,399    70,379,348
   International Growth Portfolio -- Service Shares                                  4,811,962     6,259,295
   Large Cap Growth Portfolio -- Institutional Shares                                5,787,865    26,860,657
   Large Cap Growth Portfolio -- Service Shares                                        574,762     2,795,630
   Mid Cap Growth Portfolio -- Institutional Shares                                 14,957,477    28,891,421
   Mid Cap Growth Portfolio -- Service Shares                                        2,173,106     3,927,582
   Worldwide Growth Portfolio -- Institutional Shares                                9,503,144    33,777,842
   Worldwide Growth Portfolio -- Service Shares                                      1,636,447     3,788,322
JPMorgan Insurance Trust
   JPMorgan InsuranceTrust Balanced Portfolio -- Class 1                                75,110         7,961
   JPMorgan Insurance Trust Core Bond Portfolio -- Class 1                           6,452,038     6,879,587
   JPMorgan Insurance Trust Diversified Equity Portfolio -- Class 1                  2,795,173     2,423,135
   JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio -- Class 1            404,319       121,230
   JPMorgan Insurance Trust Equity Index Portfolio -- Class 1                        2,119,824     1,840,078
   JPMorgan Insurance Trust Government Bond Portfolio -- Class 1                     6,322,023     6,858,680
   JPMorgan Insurance Trust Intrepid Growth Portfolio -- Class 1                     3,217,708     2,949,423
   JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class 1                    2,424,091     2,467,033

                                                                                        COST OF      PROCEEDS
                                                                                        SHARES         FROM
FUND/PORTFOLIO                                                                         ACQUIRED     SHARES SOLD
--------------                                                                       ------------  ------------
Legg Mason Partners Variable Equity Trust
   Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II              $  2,427,019  $  3,543,126
   Legg Mason Partners Variable Capital and Income Portfolio -- Class I                   978,045     2,884,677
   Legg Mason Partners Variable Capital and Income Portfolio -- Class II                9,715,938    12,343,064
   Legg Mason Partners Variable Fundamental Value Portfolio -- Class I                  2,218,408     4,161,805
   Legg Mason Partners Variable Investors Portfolio -- Class I                          4,023,855    11,907,024
Legg Mason Partners Variable Income Trust
   Legg Mason Partners Variable Strategic Bond Portfolio -- Class I                     5,238,604    12,690,409
MFS(R) Variable Insurance Trust
   MFS(R) Investors Growth Stock Series -- Service Class Shares                         3,027,976     6,762,952
   MFS(R) Investors Trust Series -- Service Class Shares                                3,103,546     4,666,078
   MFS(R) New Discovery Series -- Service Class Shares                                  8,866,635     8,082,241
   MFS(R) Strategic Income Series -- Service Class Shares                                 437,276       118,245
   MFS(R) Total Return Series -- Service Class Shares                                  71,492,597    64,478,011
   MFS(R) Utilities Series -- Service Class Shares                                     42,825,398    36,782,190
Old Mutual Insurance Series Fund
   Old Mutual Growth II Portfolio                                                         323,857     4,524,779
   Old Mutual Large Cap Growth Portfolio                                                  355,529     6,381,672
Oppenheimer Variable Account Funds
   Oppenheimer Balanced Fund/VA                                                         8,764,014    17,246,982
   Oppenheimer Balanced Fund/VA -- Service Shares                                      35,978,107    29,141,954
   Oppenheimer Capital Appreciation Fund/VA                                             9,195,146    29,789,260
   Oppenheimer Capital Appreciation Fund/VA -- Service Shares                           8,123,526    10,648,288
   Oppenheimer Core Bond Fund/VA                                                       13,521,454    24,253,130
   Oppenheimer Global Securities Fund/VA -- Service Shares                             64,940,903    48,492,887
   Oppenheimer High Income Fund/VA                                                      9,415,703    15,830,390
   Oppenheimer Main Street Fund/VA -- Service Shares                                   92,574,530    34,627,407
   Oppenheimer Main Street Small Cap Fund/VA -- Service Shares                         90,501,833    89,278,391
   Oppenheimer MidCap Fund/VA                                                           1,838,155    12,294,725
   Oppenheimer MidCap Fund/VA -- Service Shares                                         1,028,472     1,878,376
PIMCO Variable Insurance Trust
   PIMCO All Asset Portfolio -- Advisor Class Shares                                   48,907,231    51,092,919
   PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) -- Administrative Class Shares     1,779,635     4,178,846
   PIMCO High Yield Portfolio -- Administrative Class Shares                           59,461,444    44,999,139
   PIMCO Long-Term U.S. Government Portfolio -- Administrative Class Shares           152,647,640   154,489,283
   PIMCO Low Duration Portfolio -- Administrative Class Shares                        644,148,301   624,622,680
   PIMCO Total Return Portfolio -- Administrative Class Shares                        333,647,964   303,552,513
The Prudential Series Fund
   Jennison 20/20 Focus Portfolio -- Class II Shares                                  103,953,263   108,545,240
   Jennison Portfolio -- Class II Shares                                                1,533,510     1,323,026
   Natural Resources Portfolio -- Class II Shares                                      81,533,312    65,982,362
   SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares                          5,376           490
   SP International Growth Portfolio -- Class II Shares                                    68,956        70,773
Rydex Variable Trust
   NASDAQ -- 100(R) Fund                                                                7,784,890     8,755,782
The Universal Institutional Funds, Inc.
   Equity and Income Portfolio -- Class II Shares                                      17,047,978    11,953,153

                                                                                        COST OF     PROCEEDS
                                                                                        SHARES        FROM
FUND/PORTFOLIO                                                                         ACQUIRED    SHARES SOLD
--------------                                                                       ------------  ------------
Van Kampen Life Investment Trust
   Captial Growth Portfolio -- Class II Shares                                       $140,822,953  $160,980,865
   Comstock Portfolio -- Class II Shares                                                1,767,155     3,126,230
XTF Advisors Trust
   ETF 60 Portfolio -- Class II Shares                                                 10,031,475    18,146,593

(4) RELATED PARTY TRANSACTIONS

     (A) GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

     Net purchase payments (premiums) transferred from GLAIC represent gross purchase payments (premiums) recorded by GLAIC on its flexible premium variable deferred and immediate annuity contracts, less deductions retained as compensation for premium taxes. For contracts issued on or after May 1, 1993, the deduction for premium taxes is deferred until the contracts are surrendered.

     Some contracts permit contract owners to elect to allocate assets to a Guarantee Account that is part of the General Account of GLAIC. Amounts allocated to the Guarantee Account earn interest at the interest rate in effect at the time of such allocation or transfer. The interest rate remains in effect for a guaranteed period of time (at least a period of one year), after which a new rate may be declared. Contract owners may transfer amounts from the Guarantee Account to the subaccounts of the Separate Account and in certain instances transfer amounts from the subaccounts of the Separate Account to the Guarantee Account.

     Generally, charges are assessed under the contracts to cover surrenders, certain administrative expenses, and the mortality and expense risks that GLAIC assumes as well as any additional benefits provided under the contract, as applicable. The surrender charges are assessed to cover certain expenses relating to the sale of a contract. The fees charged to cover administrative expenses and mortality and expense risk charges are assessed through the daily unit value calculation. Other charges assessed to cover certain other administrative expenses are assessed by the redemption of units. The fees are assessed on a daily basis through the daily net asset value. Footnote (6) demonstrates the total charge percentage by unit in a range. The unit class may encompass multiple contracts through a combination of one or more electable rider options equal to the total amount assessed on a daily basis.

     The Separate Account assesses charges associated with the contract. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all contracts contained within Separate Account.

MORTALITY AND EXPENSE RISK CHARGE                             0.40% - 1.55% of the daily value of the assets invested
                                                              in each Portfolio (fund).
This charge is assessed through a reduction in unit values.

ADMINISTRATIVE CHARGE                                         0.15% - 0.35% of the daily value of the assets invested
                                                              in each fund.
This charge is assessed through a reduction in unit values.

ANNUAL ADMINISTRATIVE CHARGE                                  $0 - $30 per contract year invested in each fund.
This charge is assessed through the redemption in units.

SURRENDER CHARGE                                              0.00% - 9.00% on the value of the accumulation units
                                                              purchased.
This charge is assessed through the redemption in units.

     (B) ACCRUED EXPENSES PAYABLE TO AFFILIATE

     Charges and deductions made under the contracts for services and benefits unpaid at year end are accrued and payable to GLAIC.

     (C) CAPITALIZATION

     Affiliates of the Separate Account have capitalized certain portfolios of Genworth Variable Insurance Trust.

     (D) BONUS CREDIT

     For contract P1152, transfers from the General Account for payments by GLAIC in the form of bonus credits include approximately $10.7 million and $15.1 million for the periods ended December 31, 2008 and 2007.

     (E) CAPITAL BROKERAGE CORPORATION

     Capital Brokerage Corporation ("CBC"), an affiliate of GLAIC, is a Washington corporation registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA"). CBC serves as the distributor and principal underwriter for variable annuity contracts and variable life insurance policies issued by GLAIC. GLAIC pays commissions and other marketing related expenses to CBC. Certain officers and directors of GLAIC are also officers and directors of CBC.

     (F) GENWORTH VARIABLE INSURANCE TRUST

     Genworth Variable Insurance Trust (the Fund) is an open-end diversified management investment company. Genworth Financial Wealth Management (Investment Advisor), a wholly-owned subsidiary of Genworth Financial, Inc., currently serves as investment advisor to the Fund. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of 1.0% for the Genworth Calamos Growth Fund, 0.85% for the Genworth Columbia Mid Cap Value Fund, 0.75% Genworth Davis NY Venture Fund, 0.75% Genworth Eaton Vance Large Cap Value Fund, 0.70% Genworth Legg Mason Partners Aggressive Growth Fund, 0.60% Genworth PIMCO StocksPLUS Fund, 0.95% Genworth Putnam International Capital Opportunities Fund, 0.90% Genworth Thornburg International Value Fund, and 0.65% Genworth Western Asset Management Core Plus Fixed Income Fund.

(5) CAPITAL TRANSACTIONS

     All dividends and capital gain distributions of the Portfolios are automatically reinvested in shares of the distributing Portfolios at their net asset value on the date of distribution. Portfolio dividends or Portfolio distributions are not paid to contract owners as additional units, but instead are reflected in unit values.

     The increase (decrease) in outstanding units and amounts by subaccount from capital transactions for the years or lesser periods ended December 31, 2008 and 2007 are reflected in the Statements of Changes in Net Assets.

(6) FINANCIAL HIGHLIGHTS

     GLAIC offers several variable annuity products through the subaccounts that have unique combinations of features and fees that are assessed to the contract owner. Differences in fee structures result in a variety of contract expense rates, unit values and total returns. A summary by subaccount of the outstanding units, unit values, net assets, expense ratios, investment income ratios and total return ratios for the years or lesser periods ended December 31, 2008, 2007, 2006, 2005 and 2004 follows. This information is presented as a range of minimum to maximum values based upon product grouping. The range is determined by identifying the lowest and the highest contract expense rate. The unit fair values and total returns related to these identified contract expense rates are also disclosed as a range below. Accordingly, some individual contract amounts may not be within the ranges presented. For periods prior to 2006 the information is presented as a range of minimum and maximum values, however, such information is exclusive and independent for each column, and there is no intentional relationship among and between the ranges of values presented for contract expense rate, unit fair value and total return. Financial highlights are only disclosed for subaccounts that had outstanding units as of December 31, 2008 and were available to contract owners during 2008.

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
AIM Variable Insurance Funds
    AIM V.I. Basic Value Fund -- Series II shares
       2008                    1.45% to 2.30%    1,471,353        7.72 to 5.39            10,642     2.32%     (52.60)% to (53.01)%
       2007                    1.45% to 2.30%    1,659,393       16.29 to 11.47           25,722     0.36%      (0.11)% to (0.98)%
       2006                    1.45% to 2.30%    1,909,128       16.31 to 11.58           29,813     0.41%       11.31% to 10.35%
       2005                    1.45% to 2.30%    1,925,238       14.65 to 10.50           27,322     0.49%        8.28% to 3.12%
       2004                    1.45% to 2.20%    1,659,147       14.10 to 10.41           22,898     0.00%        9.23% to 4.07%
    AIM V.I. Capital Appreciation Fund -- Series I shares
       2008                    0.75% to 2.10%    2,405,091        4.68 to 6.89            11,716     0.00%     (42.92)% to (43.70)%
       2007                    0.75% to 2.10%    3,057,845        8.19 to 12.23           25,929     0.00%        11.17% to 9.65%
       2006                    0.75% to 2.30%    3,971,594        7.37 to 11.01           30,220     0.06%        5.51% to 3.86%
       2005                    0.75% to 2.10%    3,102,434        13.83 to 6.53           22,640     0.06%        15.23% to 6.56%
       2004                    0.75% to 2.10%    3,462,258        12.90 to 6.11           23,540     0.00%        5.83% to 0.58%
    AIM V.I. Capital Development Fund -- Series I shares
       2008                    0.75% to 0.75%        2,002        8.47 to 8.47                17     1.66%     (47.42)% to (47.42)%
       2007                    0.75% to 0.75%        1,328       16.10 to 16.10               21     3.05%       10.01% to 10.01%
       2006                    0.75% to 0.75%        1,195       14.64 to 14.64               17     0.12%       15.65% to 15.65%
       2005                    0.75% to 0.75%          974       12.66 to 12.66               12     0.00%        8.79% to 8.79%
       2004                    0.75% to 0.75%          772       11.64 to 11.64                9     0.00%       14.63% to 14.63%
    AIM V.I. Core Equity Fund -- Series I shares
       2008                    0.75% to 2.30%    1,854,854        7.03 to 7.75            14,617     2.07%     (30.67)% to (31.75)%
       2007                    0.75% to 2.30%    2,208,336       10.14 to 11.35           25,386     1.02%        7.30% to 5.62%
       2006                    0.75% to 0.75%    2,749,575        9.45 to 9.45            29,700     0.81%       15.83% to 15.83%
       2005                    0.75% to 0.75%          283        8.16 to 8.16                 2     0.84%        4.52% to 4.52%
       2004                    0.75% to 0.75%          625        7.80 to 7.80                 5     1.57%        8.15% to 8.15%
    AIM V.I. Global Real Estate Fund -- Series II shares
       2008                    1.45% to 2.20%       47,714        8.15 to 4.75               339    15.03%     (45.52)% to (45.94)%
       2007                    1.45% to 2.20%       17,946       14.96 to 11.71              242    10.30%      (7.14)% to (7.85)%
       2006                    1.45% to 2.05%        2,948       16.11 to 14.94               47     2.29%       40.18% to 39.33%
       2005                    1.45% to 1.45%          608       11.49 to 11.49                7     2.92%       14.89% to 14.89%
    AIM V.I. Government Securities Fund -- Series I shares
       2008                    0.75% to 0.75%        1,504       14.97 to 14.97               22     4.17%       11.47% to 11.47%
       2007                    0.75% to 0.75%        1,558       13.43 to 13.43               21     5.18%        5.54% to 5.54%
       2006                    0.75% to 0.75%        1,223       12.72 to 12.72               16     7.79%        2.78% to 2.78%
       2005                    0.75% to 0.75%          945       12.38 to 12.38               12     3.28%        0.90% to 0.90%
       2004                    0.75% to 0.75%          241       12.27 to 12.27                3     0.08%        1.79% to 1.79%
    AIM V.I. International Growth Fund -- Series II shares
       2008                    1.45% to 2.55%    6,349,635        10.27 to 5.99           51,090     0.49%     (41.39)% to (42.05)%
       2007                    1.45% to 2.55%    5,648,638       17.52 to 10.34           89,441     0.47%        12.75% to 5.07%
       2006                    1.45% to 2.30%    2,947,792       15.54 to 13.39           43,431     1.38%       26.03% to 24.95%
       2005                    1.45% to 2.30%    1,071,925       12.33 to 10.72           13,152     1.31%        18.94% to 7.20%
       2004                    1.45% to 2.20%       48,431       10.63 to 10.62              516     0.62%        6.29% to 6.19%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    AIM V.I. Large Cap Growth Fund -- Series I shares
       2008                    1.45% to 1.45%        2,501        7.07 to 7.07                18     0.01%     (39.18)% to (39.18)%
       2007                    1.45% to 1.45%        2,692       11.63 to 11.63               31     0.03%       13.96% to 13.96%
       2006                    1.45% to 2.20%        2,805       10.20 to 10.15               29     0.22%        2.03% to 1.51%
       2005                    1.45% to 1.45%          312       12.36 to 12.36                4     0.72%        2.00% to 2.00%
    AIM V.I. Technology Fund -- Series I shares
       2008                    0.75% to 0.75%        3,253        1.95 to 1.95                 6     0.00%     (44.92)% to (44.92)%
       2007                    0.75% to 0.75%        3,184        3.55 to 3.55                11     0.00%        6.89% to 6.89%
       2006                    0.75% to 0.75%        3,165        3.32 to 3.32                11     0.00%        9.66% to 9.66%
       2005                    0.75% to 0.75%        3,126        3.03 to 3.03                 9     0.00%        1.41% to 1.41%
       2004                    0.75% to 0.75%        3,126        2.99 to 2.99                 9     0.00%        3.98% to 3.98%
    AIM V.I. Utilities Fund -- Series I shares
       2008                    0.75% to 0.75%          404        8.61 to 8.61                 3     3.05%     (32.86)% to (32.86)%
       2007                    0.75% to 0.75%          290       12.82 to 12.82                4     2.00%       19.73% to 19.73%
       2006                    0.75% to 0.75%          817       10.71 to 10.71                9     3.28%       24.52% to 24.52%
       2005                    0.75% to 0.75%          796        8.60 to 8.60                 7     2.38%       15.96% to 15.96%
       2004                    0.75% to 0.75%          292        7.41 to 7.41                 2     3.23%       23.58% to 23.58%
The Alger American Fund
    Alger American LargeCap Growth Portfolio -- Class O Shares
       2008                    1.15% to 1.60%    3,822,849        12.78 to 5.61           32,079     0.23%     (46.78)% to (47.02)%
       2007                    1.15% to 1.60%    4,954,536       24.02 to 10.59           77,447     0.35%       18.56% to 18.02%
       2006                    1.15% to 1.60%    6,423,326        20.26 to 8.97           85,861     0.13%        3.94% to 3.47%
       2005                    1.15% to 1.60%    8,119,602        19.49 to 8.67          106,661     0.24%       10.75% to 10.25%
       2004                    1.15% to 1.60%   10,617,105        17.60 to 7.87          127,650     0.00%        4.28% to 3.81%
    Alger American SmallCap Growth Portfolio -- Class O Shares
       2008                    1.15% to 1.60%    3,365,920        8.56 to 6.54            25,618     0.00%     (47.22)% to (47.46)%
       2007                    1.15% to 1.60%    4,556,709       16.22 to 12.45           65,664     0.00%       15.89% to 15.36%
       2006                    1.15% to 1.60%    5,906,690       14.00 to 10.79           73,631     0.00%       18.64% to 18.10%
       2005                    1.15% to 1.60%    7,118,172        11.80 to 9.14           75,448     0.00%       15.54% to 15.02%
       2004                    1.15% to 1.60%    8,684,546        10.21 to 7.94           80,359     0.00%       15.23% to 14.71%
AllianceBernstein Variable Products Series Fund, Inc.
    AllianceBernstein Balanced Wealth Strategy Portfolio -- Class B
       2008                    1.45% to 2.55%    2,363,636        7.01 to 6.91            16,167     3.18%     (31.22)% to (31.99)%
       2007                    1.45% to 2.55%      724,121       10.19 to 10.15            7,350     0.00%        5.66% to 4.49%
    AllianceBernstein Global Technology Portfolio -- Class B
       2008                    1.45% to 2.10%      352,242        9.11 to 6.42             3,098     0.00%     (48.23)% to (48.57)%
       2007                    1.45% to 2.10%      367,210       17.60 to 12.49            6,431     0.00%       18.15% to 17.36%
       2006                    1.45% to 2.30%      279,527       14.90 to 11.26            4,147     0.00%        6.81% to 5.90%
       2005                    1.45% to 2.10%      292,803       14.21 to 10.03            4,067     0.00%        2.15% to 1.48%
       2004                    1.45% to 2.10%      304,642        13.94 to 9.88            4,153     0.00%       3.56% to (1.20)%
    AllianceBernstein Growth and Income Portfolio -- Class B
       2008                    1.15% to 2.30%    8,422,022        9.84 to 7.12            70,944     4.34%     (41.38)% to (42.06)%
       2007                    1.15% to 2.30%   10,474,263       16.79 to 12.28          151,327     1.54%        3.65% to 2.44%
       2006                    1.15% to 2.30%   13,122,419       16.20 to 11.99          183,423     1.15%       15.64% to 14.30%
       2005                    1.15% to 2.30%   14,848,760       14.01 to 10.49          180,466     1.27%        6.20% to 2.30%
       2004                    1.15% to 2.20%   16,020,295       13.55 to 10.48          188,515     0.74%        9.94% to 4.80%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    AllianceBernstein International Value Portfolio-- Class B
       2008                    1.45% to 2.55%   11,076,363        7.72 to 4.47            68,474     2.08%     (53.96)% to (54.48)%
       2007                    1.45% to 2.55%   12,061,917        16.77 to 9.83          180,154     2.45%       4.04% to (2.59)%
       2006                    1.45% to 2.30%    6,462,121       16.12 to 14.06           98,953     1.37%       33.17% to 32.02%
       2005                    1.45% to 2.30%    1,821,627       12.10 to 10.65           21,933     0.96%        18.49% to 6.50%
       2004                    1.45% to 2.10%       60,435       10.54 to 10.53              638     0.00%        5.40% to 5.31%
    AllianceBernstein Large Cap Growth Portfolio -- Class B
       2008                    1.45% to 2.30%    2,968,259        9.03 to 6.92            14,864     0.00%     (40.69)% to (41.21)%
       2007                    1.45% to 2.30%    3,521,483       15.23 to 11.77           29,206     0.00%       11.96% to 10.99%
       2006                    1.45% to 2.30%    4,382,691       13.61 to 10.61           32,212     0.00%      (2.08)% to (2.92)%
       2005                    1.45% to 2.30%    4,758,699        13.90 to 6.45           35,074     0.00%        13.18% to 9.26%
       2004                    1.45% to 2.10%    5,055,815        12.28 to 5.71           32,416     0.00%        9.15% to 3.28%
    AllianceBernstein Small Cap Growth Portfolio -- Class B
       2008                    1.45% to 2.20%      791,595        5.67 to 5.56             4,590     0.00%     (46.41)% to (46.82)%
       2007                    1.45% to 1.70%    1,047,111       10.59 to 10.19           11,344     0.00%       12.04% to 11.75%
       2006                    1.50% to 1.70%      781,360        9.24 to 9.12             7,654     0.00%        8.85% to 8.63%
       2005                    1.50% to 1.70%      818,120        10.29 to 8.39            7,351     0.00%        3.29% to 3.08%
       2004                    1.50% to 1.70%    1,213,833        9.97 to 8.14            10,540     0.00%       12.67% to 12.44%
American Century Variable Portfolios, Inc.
    VP Income & Growth Fund -- Class I
       2008                    1.45% to 2.05%       10,530        10.40 to 7.39               88     2.00%     (35.54)% to (35.93)%
       2007                    1.45% to 2.05%        9,983       16.14 to 11.54              132     1.83%      (1.52)% to (2.13)%
       2006                    1.45% to 2.05%        9,996       16.39 to 11.79              136     1.21%       15.39% to 14.69%
       2005                    1.45% to 1.50%        2,822       14.38 to 14.20               41     0.56%        3.12% to 3.07%
       2004                    1.50% to 1.50%          239       13.95 to 13.95                3     1.47%       11.30% to 11.30%
    VP International Fund -- Class I
       2008                    1.45% to 2.20%      222,588        12.40 to 5.81            1,908     0.80%     (45.62)% to (46.04)%
       2007                    1.45% to 2.20%      205,260       22.80 to 12.42            3,331     0.58%       16.34% to 15.45%
       2006                    1.45% to 2.05%      111,161       19.60 to 13.06            1,556     0.06%       23.22% to 22.47%
       2005                    1.45% to 1.45%           60       15.91 to 15.91                1     0.00%       11.62% to 11.62%
    VP Ultra(R) Fund -- Class I
       2008                    1.45% to 2.05%        6,048        8.50 to 6.81                43     0.00%     (42.33)% to (42.68)%
       2007                    1.45% to 2.05%        4,990       14.74 to 11.87               62     0.00%       19.25% to 18.52%
       2006                    1.45% to 2.05%        5,745       12.36 to 10.02               60     0.00%      (4.67)% to (5.25)%
       2005                    1.45% to 1.85%        3,944       13.00 to 10.94               44     0.00%        9.40% to 0.64%
       2004                    1.45% to 1.50%          258       12.92 to 12.88                3     0.00%        9.07% to 9.01%
    VP Value Fund -- Class I
       2008                    1.45% to 2.10%       16,009        11.43 to 7.43              176     7.26%     (27.84)% to (28.32)%
       2007                    1.45% to 2.10%       14,003       15.84 to 10.37              212     6.30%      (6.52)% to (7.14)%
       2006                    1.45% to 2.05%       22,032       16.94 to 12.27              308     2.37%       16.94% to 16.23%
       2005                    1.45% to 1.45%        2,335       14.49 to 14.49               34     5.94%        3.51% to 3.51%
       2004                    1.45% to 1.45%        1,208       14.00 to 14.00               17     0.00%       12.68% to 12.68%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
American Century Variable Portfolios II, Inc.
    VP Inflation Protection Fund -- Class II
       2008                    1.45% to 2.55%    8,364,576       10.44 to 10.09           84,952     1.46%      (3.03)% to (4.11)%
       2007                    1.45% to 2.30%      387,959       10.76 to 10.61            4,157     4.68%        7.91% to 6.98%
       2006                    1.45% to 2.30%      389,505        9.97 to 9.92             3,877     3.38%       0.11% to (0.75)%
       2005                    1.45% to 2.30%      170,088        10.00 to 9.91            1,693     3.74%       0.00% to (0.89)%
BlackRock Variable Series Funds, Inc.
    BlackRock Basic Value V.I. Fund -- Class III
       2008                    1.45% to 2.30%    1,119,238        8.20 to 7.61             8,865     2.10%     (37.82)% to (38.36)%
       2007                    1.45% to 2.30%    1,229,722       13.19 to 12.34           16,049     2.41%       0.05% to (0.82)%
       2006                    1.45% to 2.30%    1,008,415       13.18 to 12.44           13,161     4.05%       19.84% to 18.81%
       2005                    1.45% to 2.30%      524,088       11.00 to 10.47            5,730     0.39%        7.36% to 0.37%
       2004                    1.45% to 2.20%      242,570       10.88 to 10.82            2,635     2.26%        8.78% to 8.23%
    BlackRock Global Allocation V.I. Fund -- Class III
       2008                    1.45% to 2.55%   37,014,846        11.56 to 8.55          343,978     2.67%     (20.84)% to (21.72)%
       2007                    1.45% to 2.55%   20,599,329       14.61 to 10.93          265,528     5.93%       15.05% to 14.10%
       2006                    1.45% to 2.30%    5,164,141       12.69 to 11.78           60,201     9.12%       14.72% to 13.74%
       2005                    1.45% to 2.20%       92,490       11.07 to 11.01            1,024     0.00%       10.65% to 10.09%
    BlackRock Large Cap Growth V.I. Fund -- Class III
       2008                    1.45% to 2.10%      310,603        7.73 to 7.49             2,390     0.26%     (41.75)% to (42.14)%
       2007                    1.45% to 2.10%      245,703       13.27 to 12.95            3,246     0.06%        6.49% to 5.79%
       2006                    1.45% to 2.30%      234,288       12.46 to 11.34            2,912     0.06%        5.34% to 4.43%
       2005                    1.45% to 2.10%      104,238       11.83 to 11.70            1,231     0.00%        8.87% to 8.16%
       2004                    1.45% to 1.85%       34,647       10.86 to 10.83              375     0.17%        8.65% to 8.35%
    BlackRock Value Opportunities V.I. Fund -- Class III
       2008                    1.45% to 2.30%      582,155        7.73 to 6.54             4,345     3.25%     (41.08)% to (41.59)%
       2007                    1.45% to 2.30%      575,082       13.12 to 11.20            7,408     5.34%      (2.59)% to (3.43)%
       2006                    1.45% to 2.30%      543,167       13.47 to 11.59            7,200    47.14%        10.65% to 9.70%
       2005                    1.45% to 2.30%      374,763       12.17 to 10.57            4,539     1.51%        19.05% to 5.69%
       2004                    1.45% to 2.20%      120,505       11.22 to 11.16            1,351    19.09%       12.17% to 11.59%
Columbia Funds Variable Insurance Trust I
    Columbia Marsico Growth Fund, Variable Series -- Class A
       2008                    1.45% to 2.30%    3,282,592        10.53 to 7.49           32,303     0.31%     (40.33)% to (40.84)%
       2007                    1.45% to 2.30%    4,177,012       17.65 to 12.65           71,729     0.08%       15.76% to 14.76%
       2006                    1.45% to 2.30%    3,884,022       15.25 to 11.03           57,287     0.00%        4.56% to 3.66%
       2005                    1.45% to 2.30%    3,682,302       14.58 to 10.64           52,570     0.00%        12.10% to 5.09%
       2004                    1.45% to 2.20%    2,593,599       13.77 to 10.94           35,196     0.00%        12.55% to 9.38%
    Columbia Marsico International Opportunities Fund, Variable
Series -- Class B
       2008                    1.45% to 2.55%    6,825,330        13.18 to 5.67           64,646    10.70%     (49.24)% to (49.80)%
       2007                    1.45% to 2.55%    6,718,136       25.96 to 11.29          141,978     1.86%       17.93% to 19.81%
       2006                    1.45% to 2.30%    5,251,780       22.01 to 13.42          101,186     1.34%       21.44% to 20.40%
       2005                    1.45% to 2.30%    3,229,809       18.12 to 11.15           55,310     1.00%       25.11% to 11.50%
       2004                    1.45% to 2.20%    2,322,165       15.39 to 10.70           34,520     0.53%        14.90% to 7.01%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
Dreyfus
    The Dreyfus Socially Responsible Growth Fund, Inc. -- Initial Shares
       2008                    1.50% to 2.05%      668,346         4.49 to 7.63            3,015     0.76%     (35.41)% to (35.77)%
       2007                    1.50% to 2.05%      723,086        6.95 to 11.88            5,055     0.54%        6.16% to 5.56%
       2006                    1.45% to 2.05%      813,509        13.77 to 11.25           5,372     0.11%        7.62% to 6.97%
       2005                    1.50% to 1.70%      901,194         6.99 to 6.02            5,536     0.00%        2.07% to 1.86%
       2004                    1.50% to 1.70%      964,410         6.85 to 5.91            5,815     0.39%        4.62% to 4.40%
Dreyfus Investment Portfolios
    MidCap Stock Portfolio -- Initial Shares
       2008                    1.45% to 2.05%        9,473         9.56 to 6.43               86     7.20%     (41.29)% to (41.64)%
       2007                    1.45% to 2.05%        9,176        16.27 to 11.01             144     2.47%       0.02% to (0.59)%
       2006                    1.45% to 2.05%       10,174        16.27 to 11.08             157     1.84%        6.19% to 5.55%
       2005                    1.45% to 1.85%        2,217        15.32 to 11.45              31     0.01%        14.55% to 7.59%
       2004                    1.45% to 1.45%           98        14.24 to 14.24               1     0.39%       12.82% to 12.82%
Dreyfus Variable Investment Fund
    Money Market Portfolio
       2008                    1.45% to 2.05%       75,117        10.72 to 10.60             798     2.24%        1.05% to 0.44%
       2007                    1.45% to 2.20%       60,564        10.61 to 10.43             638     4.32%        3.30% to 2.51%
       2006                    1.45% to 2.05%       50,811        10.27 to 10.28             523     4.59%        3.09% to 2.46%
       2005                    1.45% to 1.85%       12,121        10.08 to 9.91              122     2.98%        1.18% to 0.76%
       2004                    1.50% to 1.50%        2,477         9.80 to 9.80               24     0.04%      (0.95)% to (0.95)%
DWS Variable Series II
    DWS Dreman High Return Equity VIP -- Class B Shares
       2008                    1.45% to 2.05%        9,267         9.07 to 6.14               67     7.12%     (46.94)% to (47.27)%
       2007                    1.45% to 2.05%        9,105        17.10 to 11.65             129     1.05%      (3.61)% to (4.20)%
       2006                    1.45% to 2.05%        8,948        17.74 to 12.16             133     0.85%       16.50% to 15.79%
       2005                    1.45% to 1.45%          558        15.23 to 15.23               9     1.37%        5.96% to 5.96%
       2004                    1.45% to 1.45%          401        14.37 to 14.37               6     0.00%       11.98% to 11.98%
    DWS Dreman Small Mid Cap Value VIP -- Class B Shares
       2008                    1.45% to 2.05%        4,267        14.80 to 8.23               59    10.33%     (34.64)% to (35.04)%
       2007                    1.45% to 2.05%        4,211        22.64 to 12.66              89     3.79%        1.17% to 0.55%
       2006                    1.45% to 2.05%        3,490        22.37 to 12.60              72     0.38%       22.79% to 22.05%
       2005                    1.45% to 1.45%          634        18.22 to 18.22              12     0.00%        8.19% to 8.19%
    DWS Technology VIP -- Class B Shares
       2008                    1.45% to 1.50%          852         7.86 to 8.91                7     0.00%     (47.22)% to (47.25)%
       2007                    1.45% to 1.50%          792        14.90 to 16.90              12     0.00%       12.18% to 12.12%
       2006                    1.45% to 2.05%          759        13.28 to 10.46              10     0.00%      (1.02)% to (1.62)%
       2005                    1.45% to 1.50%          289        15.23 to 13.42               4     0.07%        1.77% to 1.72%
       2004                    1.50% to 1.50%           39        14.97 to 14.97               1     0.00%      (0.04)% to (0.04)%
Eaton Vance Variable Trust
    VT Floating-Rate Income Fund
       2008                    1.45% to 2.55%    5,262,454         7.86 to 6.93           39,804     5.63%     (28.19)% to (28.99)%
       2007                    1.45% to 2.55%    6,162,498        10.95 to 9.77           65,664     5.83%       0.14% to (3.46)%
       2006                    1.45% to 2.30%    4,295,739        10.94 to 10.34          46,744     5.79%        3.98% to 3.08%
       2005                    1.45% to 2.20%    4,297,266        10.52 to 10.12          45,015     4.08%        2.36% to 1.16%
       2004                    1.45% to 2.10%    3,038,137        10.27 to 10.05          31,118     2.99%        1.34% to 0.47%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    VT Worldwide Health Sciences Fund
       2008                    1.45% to 2.20%      723,917       12.41 to 10.34            9,182     0.00%      (8.43)% to (9.13)%
       2007                    1.45% to 2.20%      757,721       13.56 to 11.38           10,454     0.00%        4.62% to 3.82%
       2006                    1.45% to 2.30%      876,192       12.96 to 10.40           11,571     0.00%      (1.45)% to (2.29)%
       2005                    1.45% to 2.20%      890,740       14.69 to 10.28           11,959     0.00%        12.21% to 4.79%
       2004                    1.45% to 2.10%      804,315        13.94 to 9.81           10,281     0.00%       4.70% to (1.94)%
Evergreen Variable Annuity Trust
    Evergreen VA Omega Fund -- Class 2
       2008                    1.45% to 1.85%      140,721        8.90 to 8.73             1,250     0.00%     (28.46)% to (28.75)%
       2007                    1.45% to 1.85%       85,037       12.44 to 12.26            1,055     0.25%        10.11% to 9.66%
       2006                    1.45% to 2.30%       64,164       11.30 to 10.82              723     0.00%        4.17% to 3.27%
       2005                    1.45% to 1.85%       44,801       10.85 to 10.78              486     0.02%        2.07% to 1.66%
       2004                    1.50% to 1.85%       14,004       10.63 to 10.60              149     0.00%        6.25% to 6.00%
Federated Insurance Series
    Federated American Leaders Fund II -- Primary Shares
       2008                    1.15% to 1.60%    1,500,152        12.87 to 6.56           15,001     6.65%     (34.56)% to (34.85)%
       2007                    1.15% to 1.60%    2,015,253       19.66 to 10.07           30,712     2.79%     (10.71)% to (11.12)%
       2006                    1.15% to 1.60%    2,636,575       22.02 to 11.32           45,394     2.29%       15.47% to 14.95%
       2005                    1.15% to 1.60%    3,421,019        19.07 to 9.85           51,833     1.59%        3.82% to 3.35%
       2004                    1.15% to 1.60%    4,327,099        18.37 to 9.53           64,074     1.46%        8.51% to 8.03%
    Federated Capital Income Fund II
       2008                    1.15% to 1.60%      855,909        13.89 to 6.96            9,050     6.06%     (21.30)% to (21.65)%
       2007                    1.15% to 1.60%    1,088,722        17.65 to 8.89           14,801     5.30%        2.83% to 2.37%
       2006                    1.15% to 1.60%    1,431,042        17.16 to 8.68           18,752     6.04%       14.32% to 13.80%
       2005                    1.15% to 1.60%    1,648,487        15.01 to 7.63           19,590     5.42%        5.07% to 4.59%
       2004                    1.15% to 1.60%    2,106,682        14.29 to 7.30           24,117     4.55%        8.66% to 8.17%
    Federated High Income Bond Fund II -- Primary Shares
       2008                    1.15% to 1.60%    1,467,058        15.37 to 9.14           17,443    10.25%     (26.85)% to (27.18)%
       2007                    1.15% to 1.60%    2,067,050       21.01 to 12.55           33,363     8.24%        2.23% to 1.77%
       2006                    1.15% to 1.60%    2,734,643       20.55 to 12.33           43,511     9.06%        9.53% to 9.04%
       2005                    1.15% to 1.60%    3,435,540       18.76 to 11.31           50,854     8.41%        1.48% to 1.02%
       2004                    1.15% to 1.60%    4,545,043       18.49 to 11.20           67,286     7.21%        9.19% to 8.70%
    Federated High Income Bond Fund II -- Service Shares
       2008                    1.45% to 2.30%    2,234,174        9.71 to 7.94            21,881     9.67%     (27.17)% to (27.80)%
       2007                    1.45% to 2.30%    2,825,333       13.33 to 11.00           38,240     7.57%        1.68% to 0.80%
       2006                    1.45% to 2.30%    3,139,428       13.11 to 10.92           41,883     8.12%        8.97% to 8.03%
       2005                    1.45% to 2.30%    3,336,310       13.02 to 10.10           40,903     8.21%        3.95% to 0.03%
       2004                    1.45% to 2.20%    3,777,328       12.93 to 10.65           46,278     6.83%        8.56% to 6.47%
    Federated Kaufmann Fund II -- Service Shares
       2008                    1.45% to 2.55%    4,812,138        12.61 to 6.28           45,845     2.98%     (42.75)% to (43.39)%
       2007                    1.45% to 2.10%    2,613,449       22.03 to 15.47           56,888     1.73%       18.87% to 18.08%
       2006                    1.45% to 2.30%    2,729,349       18.54 to 11.88           49,853     0.60%       12.94% to 11.97%
       2005                    1.45% to 2.10%    2,598,587       16.41 to 11.67           42,072     0.00%        19.04% to 8.56%
       2004                    1.45% to 2.10%    2,157,291       15.02 to 10.75           31,957     0.00%        12.82% to 7.55%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
Fidelity(R) Variable Insurance Products Fund
    VIP Asset Manager(SM) Portfolio -- Initial Class
       2008                    1.15% to 1.60%    3,076,370        26.55 to 8.79           68,001     8.71%     (29.54)% to (29.86)%
       2007                    1.15% to 1.60%    3,723,741       37.69 to 12.54          116,426     6.07%       14.17% to 13.65%
       2006                    1.15% to 1.60%    4,607,975       33.01 to 11.03          125,274     2.85%        6.09% to 5.61%
       2005                    1.15% to 1.60%    5,612,856       31.12 to 10.45          145,425     2.89%        2.85% to 2.39%
       2004                    1.15% to 1.60%    6,990,247       30.25 to 10.20          177,876     2.86%        4.25% to 3.78%
    VIP Asset Manager(SM) Portfolio -- Service Class 2
       2008                    1.45% to 2.30%    1,874,666        8.90 to 8.44            16,286     8.68%     (29.94)% to (30.54)%
       2007                    1.45% to 2.30%    2,179,780       12.70 to 12.15           27,112     5.77%       13.50% to 12.51%
       2006                    1.45% to 2.30%    2,406,777       11.19 to 10.80           26,494     1.86%        5.59% to 4.68%
       2005                    1.45% to 2.30%    1,719,286       10.60 to 10.32           18,085     1.74%        5.68% to 1.50%
       2004                    1.45% to 2.20%      615,985       10.36 to 10.31            6,367     0.00%        3.63% to 3.10%
    VIP Balanced Portfolio -- Service Class 2
       2008                    1.45% to 2.55%    6,416,955        7.25 to 6.45            44,795     2.82%     (35.10)% to (35.83)%
       2007                    1.45% to 2.55%    5,076,686       11.17 to 10.05           55,928     4.40%        7.13% to 0.71%
       2006                    1.45% to 2.45%    1,796,891       10.43 to 10.36           18,660     0.00%        4.30% to 3.60%
    VIP Contrafund(R) Portfolio -- Initial Class
       2008                    1.15% to 1.60%    8,530,894        28.33 to 9.51          138,791     0.98%     (43.18)% to (43.43)%
       2007                    1.15% to 1.60%   11,817,273       49.86 to 16.81          328,218     4.97%       16.23% to 15.70%
       2006                    1.15% to 1.60%   15,122,578       42.90 to 14.53          365,720     1.29%        10.44% to 9.94%
       2005                    1.15% to 1.60%   17,346,810       38.84 to 13.21          395,149     0.32%       15.60% to 15.08%
       2004                    1.15% to 1.60%   18,014,173       33.60 to 11.48          373,173     0.34%       14.15% to 13.63%
    VIP Contrafund(R) Portfolio -- Service Class 2
       2008                    1.45% to 2.55%   12,610,294        11.59 to 6.13          116,786     0.73%     (43.52)% to (44.16)%
       2007                    1.45% to 2.55%   16,932,022       20.53 to 10.97          274,264     5.67%       15.59% to 14.76%
       2006                    1.45% to 2.30%   15,703,609       17.76 to 11.63          222,580     1.05%        9.82% to 8.88%
       2005                    1.45% to 2.20%   14,601,767       16.17 to 11.72          186,832     0.13%       18.64% to 14.21%
       2004                    1.45% to 2.10%   11,400,601       14.07 to 10.22          126,139     0.19%        13.49% to 9.35%
    VIP Dynamic Capital Appreciation Portfolio -- Service Class 2
       2008                    1.45% to 1.85%      250,019        9.59 to 7.52             2,364     0.47%     (42.20)% to (42.43)%
       2007                    1.45% to 2.10%      260,341       16.59 to 12.94            4,276     5.22%        5.17% to 4.48%
       2006                    1.45% to 2.30%      318,324       15.77 to 12.06            4,966     0.25%       12.17% to 11.20%
       2005                    1.45% to 2.10%      272,005       14.06 to 11.11            3,783     0.00%       18.93% to 18.15%
       2004                    1.45% to 1.85%      116,145        11.82 to 9.43            1,349     0.00%      (0.19)% to (5.74)%
    VIP Equity-Income Portfolio -- Initial Class
       2008                    1.15% to 1.60%    6,098,804        35.98 to 7.43          115,268     2.23%     (43.32)% to (43.57)%
       2007                    1.15% to 1.60%    8,518,838       63.48 to 13.17          273,498     2.12%       0.36% to (0.10)%
       2006                    1.15% to 1.60%   11,178,345       63.26 to 13.18          354,377     4.64%       18.82% to 18.28%
       2005                    1.15% to 1.60%   12,732,143       53.24 to 11.15          360,949     2.16%        4.65% to 4.18%
       2004                    1.15% to 1.60%   14,915,554       50.87 to 10.70          424,071     1.62%        10.24% to 9.75%
    VIP Equity-Income Portfolio -- Service Class 2
       2008                    1.45% to 2.55%    8,189,010        9.54 to 5.23            66,612     1.67%     (43.64)% to (44.27)%
       2007                    1.45% to 2.55%   12,128,789        16.93 to 9.38          170,977     2.31%      (0.20)% to (9.14)%
       2006                    1.45% to 2.30%   11,552,360       16.96 to 12.32          167,917     4.30%       18.19% to 17.18%
       2005                    1.45% to 2.30%   11,457,949       14.35 to 10.51          140,869     1.84%        8.90% to 3.25%
       2004                    1.45% to 2.20%   11,495,741       13.79 to 10.55          135,375     1.35%        9.74% to 5.49%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    VIP Growth & Income Portfolio -- Initial Class
       2008                    0.75% to 1.60%    2,945,542        7.40 to 6.64            26,128     3.31%     (42.14)% to (42.63)%
       2007                    0.75% to 1.60%    3,891,828       12.79 to 11.57           59,736     4.74%       11.28% to 10.33%
       2006                    0.75% to 1.60%    5,004,800       11.49 to 10.49           70,323     0.97%       12.33% to 11.38%
       2005                    0.75% to 1.60%    6,261,125        16.51 to 9.42           80,236     1.61%        6.83% to 5.92%
       2004                    0.75% to 1.60%    7,888,810        15.52 to 8.89           96,756     0.91%        5.00% to 4.11%
    VIP Growth & Income Portfolio -- Service Class 2
       2008                    1.45% to 2.20%    2,093,064        8.85 to 7.58            14,964     3.03%     (42.74)% to (43.18)%
       2007                    1.45% to 2.20%    2,598,880       15.45 to 13.34           32,268     4.23%        10.23% to 9.38%
       2006                    1.45% to 2.30%    2,942,071       14.02 to 11.63           33,025     0.71%       11.22% to 10.27%
       2005                    1.45% to 2.20%    3,239,571        12.61 to 9.49           32,441     1.34%        10.64% to 5.15%
       2004                    1.45% to 2.10%    3,491,795        11.91 to 8.99           32,928     0.74%        3.99% to 0.72%
    VIP Growth Opportunities Portfolio -- Initial Class
       2008                    0.75% to 1.60%    1,296,531        4.95 to 4.20             7,395     0.38%     (55.36)% to (55.74)%
       2007                    0.75% to 1.60%    1,631,250        11.10 to 9.49           20,620     0.00%       22.25% to 21.21%
       2006                    0.75% to 1.60%    1,977,585        9.08 to 7.83            20,640     0.79%        4.67% to 3.78%
       2005                    0.75% to 1.60%    2,631,347        12.25 to 7.55           26,579     0.98%        8.08% to 7.16%
       2004                    0.75% to 1.60%    3,222,872        11.38 to 7.04           30,762     0.57%        6.39% to 5.48%
    VIP Growth Portfolio -- Initial Class
       2008                    1.15% to 1.60%    4,359,533        35.48 to 5.70           63,332     0.75%     (47.78)% to (48.01)%
       2007                    1.15% to 1.60%    5,632,081       67.95 to 10.95          152,421     0.93%       25.50% to 24.93%
       2006                    1.15% to 1.60%    7,128,035        54.14 to 8.77          155,242     0.42%        5.62% to 5.15%
       2005                    1.15% to 1.60%    8,949,110        51.26 to 8.34          187,625     0.53%        4.59% to 4.11%
       2004                    1.15% to 1.60%   11,497,544        49.01 to 8.01          232,389     0.28%        2.19% to 1.73%
    VIP Growth Portfolio -- Service Class 2
       2008                    1.45% to 2.30%    4,302,622        8.96 to 6.98            22,606     0.53%     (48.07)% to (48.52)%
       2007                    1.45% to 2.30%    6,163,722       17.25 to 13.55           60,377     0.46%       24.81% to 23.73%
       2006                    1.45% to 2.30%    6,327,145       13.82 to 10.95           49,669     0.17%        5.03% to 4.13%
       2005                    1.45% to 2.30%    7,097,801        13.16 to 6.35           52,415     0.28%        11.44% to 3.19%
       2004                    1.45% to 2.20%    7,951,697        12.66 to 6.13           55,296     0.13%       4.30% to (4.33)%
    VIP Investment Grade Bond Portfolio -- Service Class 2
       2008                    1.45% to 2.55%      657,573        9.62 to 9.44             6,309     3.67%      (4.86)% to (5.92)%
       2007                    1.45% to 2.55%    2,814,213       10.11 to 10.04           28,348     0.11%        1.68% to 0.55%
    VIP Mid Cap Portfolio -- Initial Class
       2008                    0.75% to 0.75%        1,526       14.66 to 14.66               22     4.89%     (39.90)% to (39.90)%
       2007                    0.75% to 0.75%        1,510       24.39 to 24.39               37     1.98%       14.76% to 14.76%
       2006                    0.75% to 0.75%        2,165       21.25 to 21.25               46     1.33%       11.86% to 11.86%
       2005                    0.75% to 0.75%        1,987       19.00 to 19.00               38     0.00%       17.42% to 17.42%
       2004                    0.75% to 0.75%        2,312       16.18 to 16.18               37     0.00%       23.98% to 23.98%
    VIP Mid Cap Portfolio -- Service Class 2
       2008                    1.15% to 2.55%    8,183,271        15.17 to 6.21          108,557     5.01%     (40.30)% to (41.15)%
       2007                    1.15% to 2.55%   11,272,676       25.42 to 10.55          245,529     0.61%        14.00% to 8.25%
       2006                    1.15% to 2.30%   12,522,594       22.30 to 11.70          248,786     1.26%        11.11% to 9.82%
       2005                    1.15% to 2.30%   14,074,825       20.07 to 10.66          253,445     0.00%        20.82% to 6.57%
       2004                    1.15% to 2.20%   12,369,414       17.20 to 11.57          191,415     0.00%       23.22% to 15.73%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    VIP Overseas Portfolio -- Initial Class
       2008                    0.75% to 1.60%    2,093,149        7.93 to 8.68            32,712     4.84%     (44.23)% to (44.70)%
       2007                    0.75% to 1.60%    3,101,660       14.21 to 15.70           83,245     3.26%       16.43% to 15.43%
       2006                    0.75% to 1.60%    3,799,436       12.21 to 13.60           89,338     1.51%       17.20% to 16.20%
       2005                    0.75% to 1.60%    4,093,905       30.58 to 10.42           85,081     1.20%       18.16% to 17.15%
       2004                    0.75% to 1.60%    4,657,372        25.99 to 8.81           83,792     1.12%       12.78% to 11.82%
    VIP Value Strategies Portfolio -- Service Class 2
       2008                    1.45% to 2.20%      351,190        6.49 to 6.49             2,239    16.40%     (51.99)% to (52.36)%
       2007                    1.45% to 2.20%      519,733       13.52 to 13.61            7,000     7.08%        3.90% to 3.11%
       2006                    1.45% to 2.30%      328,408       13.01 to 12.19            4,262     2.14%       14.33% to 13.35%
       2005                    1.45% to 2.20%      253,954       11.66 to 11.26            2,886     0.09%        16.56% to 0.28%
       2004                    1.45% to 2.10%      141,556       11.27 to 11.22            1,594     0.00%       12.74% to 12.24%
Franklin Templeton Variable Insurance Products Trust
    Franklin Income Securities Fund -- Class 2 Shares
       2008                    1.45% to 2.55%   78,783,169        8.60 to 6.60           613,811     6.16%     (30.68)% to (31.45)%
       2007                    1.45% to 2.55%   66,144,724        12.40 to 9.63          770,026     3.52%       2.24% to (5.51)%
       2006                    1.45% to 2.30%   35,127,803       12.13 to 11.45          408,565     3.68%       16.53% to 15.53%
       2005                    1.45% to 2.30%    5,924,883        10.41 to 9.91           60,208     0.31%       4.07% to (0.86)%
    Franklin Large Cap Growth Securities Fund -- Class 2 Shares
       2008                    1.45% to 2.10%       47,853        9.40 to 7.13               421     3.89%     (35.48)% to (35.91)%
       2007                    1.45% to 2.10%       55,794       14.57 to 11.12              773     0.96%        4.68% to 3.99%
       2006                    1.45% to 2.05%       95,866       13.92 to 11.24            1,139     0.30%        9.29% to 8.63%
       2005                    1.45% to 1.85%        3,727       12.74 to 10.40               45     0.22%       3.99% to (0.41)%
       2004                    1.45% to 1.45%           97       12.79 to 12.79                1     0.55%        6.37% to 6.37%
    Franklin Templeton VIP Founding Funds Allocation Fund -- Class 2 Shares
       2008                    1.45% to 2.55%   19,310,673        6.27 to 6.17           119,562     2.47%     (36.80)% to (37.51)%
       2007                    1.45% to 2.55%    7,409,045        9.92 to 9.88            73,235     0.00%      (2.35)% to (3.43)%
    Mutual Shares Securities Fund -- Class 2 Shares
       2008                    1.45% to 2.55%    8,492,581        10.69 to 5.86           62,754     2.82%     (38.02)% to (38.72)%
       2007                    1.45% to 2.45%    2,155,502       17.24 to 10.95           32,728     2.54%        1.97% to 0.93%
       2006                    1.45% to 2.05%    1,979,743       16.91 to 12.09           27,995     0.40%       16.67% to 15.96%
       2005                    1.45% to 1.45%        4,503       14.49 to 14.49               65     0.00%        8.96% to 8.96%
    Templeton Foreign Securities Fund -- Class 1 Shares
       2008                    1.15% to 1.60%    1,036,669        9.08 to 8.92             9,298     3.61%     (40.93)% to (41.19)%
       2007                    1.15% to 1.60%    1,436,982       15.38 to 15.17           21,881     2.41%       14.45% to 13.93%
       2006                    0.75% to 1.60%    1,566,844       13.55 to 13.31           20,910     1.36%       20.79% to 19.76%
       2005                    1.15% to 1.60%    1,348,354       11.17 to 11.12           15,007     1.38%        9.21% to 8.72%
       2004                    1.40% to 1.55%       15,631       10.23 to 10.23              160     0.00%        2.26% to 2.25%
    Templeton Foreign Securities Fund -- Class 2 Shares
       2008                    1.45% to 2.20%      225,892        13.31 to 6.20            2,069     3.38%     (41.24)% to (41.69)%
       2007                    1.45% to 2.20%      249,489       22.66 to 12.18            3,919     2.07%       13.77% to 12.90%
       2006                    1.45% to 2.05%      134,594       19.92 to 12.35            1,885     0.59%       19.69% to 18.96%
       2005                    1.45% to 1.85%        3,040       16.64 to 11.16               42     1.34%        11.60% to 8.52%
       2004                    1.45% to 1.50%        1,601       15.33 to 14.55               24     1.16%       16.81% to 16.75%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    Templeton Global Asset Allocation Fund -- Class 2 Shares
       2008                    1.45% to 1.45%        8,625       14.03 to 14.03              121   12.03%     (26.18)% to (26.18)%
       2007                    1.45% to 1.45%       10,605       19.01 to 19.01              202   18.28%         8.41% to 8.41%
       2006                    1.45% to 2.05%       10,563       17.54 to 12.08              185    3.31%        19.36% to 18.64%
       2005                    1.45% to 1.45%          118       14.69 to 14.69                2    2.95%         2.06% to 2.06%
    Templeton Global Income Securities Fund -- Class 1 Shares
       2008                    1.15% to 1.40%      663,426       12.59 to 12.46            8,285    3.90%         5.24% to 4.97%
       2007                    1.15% to 1.40%      631,687       11.96 to 11.87            7,506    2.82%         9.99% to 9.71%
       2006                    1.15% to 1.40%      753,106       10.87 to 10.82            8,153    3.12%        11.84% to 11.56%
       2005                    1.15% to 1.40%      864,668        9.72 to 9.70             8,386    2.48%       (4.03)% to (4.27)%
    Templeton Growth Securities Fund -- Class 2 Shares
       2008                    1.45% to 2.30%    1,858,179        6.34 to 6.19            11,612    1.95%      (43.16)% to (43.65)%
       2007                    1.45% to 2.30%    1,853,602       11.15 to 10.99           20,635    1.63%        0.86% to (0.02)%
       2006                    1.45% to 2.45%      725,873       11.05 to 10.98            8,020    0.07%         10.55% to 9.80%
GE Investments Funds, Inc.
    Core Value Equity Fund -- Class 1 Shares
       2008                    1.45% to 2.10%    2,144,377        10.94 to 8.70           18,360    1.19%      (33.91)% to (34.35)%
       2007                    1.45% to 2.10%    2,660,460       16.56 to 13.26           34,479    1.86%         8.49% to 7.77%
       2006                    1.45% to 2.30%    3,047,118       15.26 to 11.91           36,299    1.78%        16.15% to 15.15%
       2005                    1.45% to 2.10%    3,339,541        13.14 to 9.69           34,230    1.18%         5.50% to 1.88%
       2004                    1.45% to 2.10%    3,480,148        12.81 to 9.47           34,553    1.28%         7.98% to 4.64%
    Income Fund -- Class 1 Shares
       2008                    0.75% to 2.45%    5,291,139        13.32 to 9.77           62,745    4.71%       (5.82)% to (7.44)%
       2007                    0.75% to 2.45%    6,715,364       14.15 to 10.55           85,776    5.58%         4.04% to 2.25%
       2006                    0.75% to 2.30%    9,579,086       13.60 to 10.21          115,519    4.94%         3.59% to 1.98%
       2005                    0.75% to 2.30%    8,740,643       13.88 to 10.01          108,135    4.78%        1.27% to (0.20)%
       2004                    0.75% to 2.20%   10,158,295       13.76 to 10.02          126,630    4.53%         2.64% to 0.15%
    International Equity Fund -- Class 1 Shares
       2008                    0.75% to 1.60%    1,486,729        7.87 to 8.65            16,185    4.26%      (46.24)% to (46.70)%
       2007                    0.75% to 1.60%    2,264,296       14.64 to 16.23           46,012    1.87%        22.05% to 21.00%
       2006                    0.75% to 1.60%    2,435,637       12.00 to 13.42           40,687    1.22%        23.76% to 22.71%
       2005                    0.75% to 1.60%    2,434,791        17.37 to 9.69           33,736    1.08%        17.31% to 16.31%
       2004                    0.75% to 1.60%    2,359,614        14.86 to 8.26           28,421    1.31%        14.98% to 14.00%
    Mid-Cap Equity Fund -- Class 1 Shares
       2008                    0.75% to 2.55%    6,071,546        11.79 to 6.19           74,090    0.25%      (38.29)% to (39.41)%
       2007                    0.75% to 2.55%    9,037,914       19.11 to 10.21          174,309    1.97%         11.76% to 3.13%
       2006                    0.75% to 2.30%    9,999,398       17.10 to 11.13          184,210    1.42%         7.59% to 5.91%
       2005                    0.75% to 2.30%   12,172,578       24.22 to 10.51          213,473    2.32%         15.64% to 5.12%
       2004                    0.75% to 2.20%   13,952,494       21.93 to 11.03          224,676    1.04%        15.15% to 10.27%
    Money Market Fund
       2008                    0.75% to 2.45%   41,246,874        1.19 to 10.37          491,437    2.07%        1.47% to (0.26)%
       2007                    0.75% to 2.55%   25,891,751        1.18 to 10.15          306,937    4.79%         4.13% to 2.18%
       2006                    0.75% to 2.30%   21,488,145        1.13 to 10.25          250,972    4.55%         3.84% to 2.23%
       2005                    0.75% to 2.30%   19,518,352        17.46 to 1.09          224,779    2.71%         2.04% to 0.30%
       2004                    0.75% to 2.20%   21,673,274        17.18 to 1.07          253,479    0.96%        0.20% to (0.99)%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    Premier Growth Equity Fund -- Class 1 Shares
       2008                    0.75% to 2.10%    5,527,352        6.67 to 6.95            38,718     0.42%     (37.13)% to (37.99)%
       2007                    0.75% to 2.10%    6,917,125       10.61 to 11.21           77,360     0.45%        4.54% to 3.11%
       2006                    0.75% to 2.30%    8,571,043       10.15 to 11.07           92,189     0.39%        8.25% to 6.57%
       2005                    0.75% to 2.10%   10,802,937        12.75 to 8.70          108,010     0.33%       6.94% to (12.00)%
       2004                    0.75% to 2.10%   12,715,343        12.77 to 8.73          127,244     0.61%        6.23% to 2.68%
    Real Estate Securities Fund -- Class 1 Shares
       2008                    0.75% to 2.55%    3,994,484        16.25 to 5.06           52,712     4.77%     (36.51)% to (37.67)%
       2007                    0.75% to 2.20%    3,002,107       25.60 to 12.20           86,937     5.09%     (15.50)% to (16.74)%
       2006                    0.75% to 2.30%    4,786,494       30.29 to 13.92          165,844     2.96%       32.03% to 29.98%
       2005                    0.75% to 2.20%    4,838,741       41.09 to 11.27          134,195     5.60%        12.86% to 9.44%
       2004                    0.75% to 2.10%    5,230,441       37.18 to 12.39          137,383     6.13%       31.38% to 23.93%
    S&P 500(R) Index Fund
       2008                    0.75% to 2.55%   18,888,011        6.62 to 5.99           178,731     1.86%     (37.87)% to (39.00)%
       2007                    0.75% to 2.55%   24,784,772        10.66 to 9.82          377,099     1.59%       4.30% to (2.71)%
       2006                    0.75% to 2.30%   27,944,634       10.22 to 11.75          428,833     1.55%       14.57% to 12.78%
       2005                    0.75% to 2.10%   33,003,926        51.05 to 8.36          467,252     1.48%       3.73% to (43.38)%
       2004                    0.75% to 2.10%   37,617,221        49.41 to 8.14          543,296     1.59%        9.63% to 4.49%
    Small-Cap Equity Fund -- Class 1 Shares
       2008                    1.15% to 2.30%    4,320,863        11.07 to 6.99           45,525     0.45%     (38.31)% to (39.03)%
       2007                    1.15% to 2.30%    5,469,124       17.95 to 11.47           94,283     2.75%        1.21% to 0.02%
       2006                    1.15% to 2.30%    6,832,957       17.74 to 11.47          117,116     0.73%       11.97% to 10.67%
       2005                    1.15% to 2.30%    7,714,654       15.84 to 10.36          118,862     1.07%        12.99% to 3.62%
       2004                    1.15% to 2.20%    7,633,871       14.63 to 10.77          109,300     6.53%        13.82% to 7.69%
    Total Return Fund -- Class 1 Shares
       2008                    0.75% to 2.30%   97,405,071        10.27 to 8.69          963,290     1.97%     (29.81)% to (30.91)%
       2007                    0.75% to 2.30%  103,632,299       14.63 to 12.58        1,479,989     2.44%        10.84% to 9.10%
       2006                    0.75% to 2.30%  102,618,455       13.20 to 11.53        1,342,576     2.00%       12.90% to 11.14%
       2005                    0.75% to 2.30%   76,577,181       43.66 to 10.38          926,602     2.16%        6.03% to 1.40%
       2004                    0.75% to 2.20%   38,281,553       42.60 to 10.35          499,210     1.85%        7.38% to 3.51%
    Total Return Fund -- Class 3 Shares
       2008                    1.45% to 2.55%  125,631,080        8.13 to 7.17           962,211     2.22%     (30.39)% to (31.17)%
       2007                    1.45% to 2.55%   89,185,939  11.68 to 10.42 1,023,265                 3.39%        9.93% to 6.37%
       2006                    1.40% to 2.45%   34,613,995       10.62 to 10.55          366,059     3.98%        6.24% to 5.49%
    U.S. Equity Fund -- Class 1 Shares
       2008                    0.75% to 1.95%    4,230,957        7.59 to 7.95            33,569     1.59%     (36.54)% to (37.30)%
       2007                    0.75% to 2.10%    5,554,102       11.96 to 12.47           70,102     0.94%        7.20% to 5.73%
       2006                    0.75% to 2.30%    7,832,639       11.15 to 11.47           92,349     1.43%       15.25% to 13.46%
       2005                    0.75% to 2.10%    8,579,915        12.65 to 9.12           89,485     1.08%        5.20% to 0.36%
       2004                    0.75% to 1.85%    9,832,535        12.52 to 9.05          101,788     1.30%        7.36% to 3.60%
Genworth Variable Insurance Trust
    Genworth Calamos Growth Fund
       2008                    1.45% to 1.70%       52,037        6.43 to 6.43               335     0.00%     (75.46)% to (75.52)%
    Genworth Columbia Mid Cap Value Fund
       2008                    1.45% to 2.55%    2,780,655        6.58 to 6.55            18,262     0.87%     (73.67)% to (73.96)%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    Genworth Davis NY Venture Fund
       2008                    1.45% to 1.70%      140,513        7.02 to 7.01               986     0.55%     (67.57)% to (67.65)%
    Genworth Eaton Vance Large Cap Value Fund
       2008                    1.45% to 2.55%    6,284,901        7.59 to 7.57            47,673     0.71%     (58.35)% to (58.81)%
    Genworth Legg Mason Partners Aggressive Growth Fund
       2008                    1.45% to 2.55%    7,693,551        7.47 to 7.44            57,388     0.09%     (60.51)% to (60.95)%
    Genworth PIMCO StockPLUS Fund
       2008                    1.45% to 2.55%   10,599,740        7.24 to 7.21            76,650     5.51%     (64.23)% to (64.63)%
    Genworth Putnam International Capital Opportunities Fund
       2008                    1.45% to 2.55%    2,987,606        6.88 to 6.85            20,525     0.00%     (69.62)% to (69.95)%
    Genworth Thornburg International Value Fund
       2008                    1.45% to 2.55%    2,372,221        7.65 to 7.62            18,121     0.55%     (57.40)% to (57.88)%
    Genworth Western Asset Management Core Plus Fixed Income Fund
       2008                    1.45% to 2.55%    4,451,784       10.58 to 10.55           47,064     1.07%       19.81% to 18.48%
Goldman Sachs Variable Insurance Trust
    Goldman Sachs Growth and Income Fund
       2008                    1.15% to 1.60%    1,745,320        7.98 to 7.90            14,264     1.68%     (35.28)% to (35.57)%
       2007                    1.15% to 1.60%    2,639,420       12.32 to 12.26           33,571     3.29%       0.32% to (0.14)%
       2006                    1.15% to 1.60%    3,272,299       12.28 to 12.28           41,477     1.85%       21.22% to 20.68%
       2005                    1.15% to 1.60%    3,272,582        11.18 to 9.94           34,128     1.61%        2.74% to 2.27%
       2004                    1.15% to 1.60%    3,446,861        10.93 to 9.70           34,995     1.89%       17.43% to 16.90%
    Goldman Sachs Mid Cap Value Fund
       2008                    1.15% to 2.30%    4,712,147        14.56 to 7.30           65,457     0.93%     (37.78)% to (38.50)%
       2007                    1.15% to 2.30%    6,513,045       23.40 to 11.88          147,270     3.11%        2.01% to 0.82%
       2006                    1.15% to 2.30%    8,424,816       22.94 to 11.78          190,448     2.69%       14.83% to 13.50%
       2005                    1.15% to 2.30%   10,076,121       23.29 to 10.38          206,455     2.89%        13.89% to 3.80%
       2004                    1.15% to 1.60%   10,129,549       20.96 to 17.62          191,656     4.68%       24.43% to 23.88%
J.P. Morgan Series Trust II
    JPMorgan Bond Portfolio
       2008                    1.45% to 2.05%       31,609        8.85 to 8.34               279     8.68%     (17.17)% to (17.68)%
       2007                    1.45% to 2.05%       30,754       10.69 to 10.13              327     7.07%      (0.15)% to (0.76)%
       2006                    1.45% to 2.05%       30,562       10.71 to 10.20              325     4.11%        2.63% to 2.01%
       2005                    1.45% to 1.85%       14,792       10.83 to 10.07              155     4.30%        1.32% to 0.71%
       2004                    1.45% to 1.50%        4,864       10.69 to 10.29               51     4.90%        2.78% to 2.73%
    JPMorgan International Equity Portfolio
       2008                    1.45% to 2.05%       11,091        12.63 to 7.74               91     1.67%     (42.21)% to (42.56)%
       2007                    1.45% to 2.05%        8,716       21.86 to 13.47              126     1.03%        7.74% to 7.08%
       2006                    1.45% to 2.05%        9,030       20.29 to 12.58              121     0.93%       20.27% to 19.54%
       2005                    1.50% to 1.85%        4,892       16.37 to 11.28               56     0.03%        12.81% to 9.04%
       2004                    1.50% to 1.50%          427       15.02 to 15.02                6     0.43%       16.59% to 16.59%
    JPMorgan Mid Cap Value Portfolio
       2008                    1.45% to 2.05%       13,308        12.10 to 7.81              129     1.45%     (34.18)% to (34.58)%
       2007                    1.45% to 2.05%       13,724       18.38 to 11.94              208     2.34%        0.96% to 0.34%
       2006                    1.45% to 2.05%       13,607       18.20 to 11.90              204     1.56%       15.15% to 14.45%
       2005                    1.45% to 1.85%        6,178       16.64 to 10.88               85     0.86%        8.80% to 7.58%
       2004                    1.45% to 1.50%        2,833       15.47 to 14.69               44     0.66%       19.30% to 19.24%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    JPMorgan Small Company Portfolio
       2008                    1.45% to 1.45%        1,366       11.89 to 11.89               16     2.36%     (32.97)% to (32.97)%
       2007                    1.45% to 1.45%        1,517       17.74 to 17.74               27     0.52%      (7.05)% to (7.05)%
       2006                    1.45% to 2.05%        1,797       19.09 to 11.67               34     0.73%       13.34% to 12.66%
       2005                    1.45% to 1.50%        1,147       16.84 to 16.43               19     0.00%        1.92% to 1.87%
       2004                    1.45% to 1.50%          468       16.52 to 16.13                8     0.00%       25.33% to 25.26%
    JPMorgan U.S. Large Cap Core Equity Portfolio
       2008                    1.45% to 1.45%          679        9.76 to 9.76                 7     1.35%     (34.94)% to (34.94)%
       2007                    1.45% to 1.45%          683       15.01 to 15.01               10     1.04%        0.18% to 0.18%
       2006                    1.45% to 2.05%        1,026       14.98 to 11.77               15     0.76%       14.89% to 14.19%
       2005                    1.45% to 1.50%          209       13.34 to 13.04                3     0.00%      (0.12)% to (0.17)%
       2004                    1.50% to 1.50%          449       13.36 to 13.36                6     0.00%        7.85% to 7.85%
Janus Aspen Series
    Balanced Portfolio -- Institutional Shares
       2008                    1.15% to 1.60%    6,782,516       26.48 to 11.74          122,794     2.59%     (16.81)% to (17.18)%
       2007                    1.15% to 1.60%    8,947,112       31.83 to 14.18          194,974     2.41%        9.26% to 8.76%
       2006                    1.15% to 1.60%   11,736,692       29.14 to 13.04          239,080     2.06%        9.45% to 8.96%
       2005                    1.15% to 1.60%   14,694,411       26.62 to 11.96          280,976     2.16%        6.71% to 6.23%
       2004                    1.15% to 1.60%   18,726,294       24.95 to 11.26          341,093     2.11%        7.28% to 6.79%
    Balanced Portfolio -- Service Shares
       2008                    1.45% to 2.55%   12,812,353        12.10 to 8.43          129,923     2.47%     (17.28)% to (18.20)%
       2007                    1.45% to 2.55%   12,511,196       14.63 to 10.30          158,282     2.29%        8.68% to 4.51%
       2006                    1.45% to 2.30%   12,503,041       13.46 to 11.24          146,250     1.97%        8.82% to 7.88%
       2005                    1.45% to 2.30%   11,967,310       12.37 to 10.38          129,246     2.08%        9.23% to 4.21%
       2004                    1.45% to 2.20%   12,415,157        11.66 to 9.81          126,022     2.25%        7.58% to 4.18%
    Flexible Bond Portfolio -- Institutional Shares
       2008                    0.75% to 1.60%    1,190,335       15.56 to 14.46           21,047     4.17%        5.23% to 4.33%
       2007                    0.75% to 1.60%    1,565,741       14.79 to 13.86           26,362     4.51%        6.23% to 5.32%
       2006                    0.75% to 1.60%    2,078,967       13.92 to 13.16           33,277     4.65%        3.44% to 2.56%
       2005                    0.75% to 1.60%    2,605,456       18.05 to 12.83           40,940     5.07%        1.24% to 0.38%
       2004                    0.75% to 1.60%    3,478,734       17.90 to 12.78           54,713     5.18%        3.19% to 2.31%
    Forty Portfolio -- Institutional Shares
       2008                    0.75% to 1.60%    3,883,178        7.18 to 8.31            49,408     0.14%     (44.57)% to (45.04)%
       2007                    0.75% to 1.60%    4,967,925       12.96 to 15.12          114,659     0.34%       35.96% to 34.79%
       2006                    0.75% to 1.60%    6,226,663        9.53 to 11.22          106,826     0.34%        8.53% to 7.60%
       2005                    0.75% to 1.60%    8,125,313        26.23 to 8.78          133,264     0.21%       12.00% to 11.05%
       2004                    0.75% to 1.60%   10,076,237        23.51 to 7.84          149,722     0.24%       17.34% to 16.34%
    Forty Portfolio -- Service Shares
       2008                    1.45% to 2.55%   10,897,858        11.95 to 6.81           77,068     0.01%     (45.12)% to (45.73)%
       2007                    1.45% to 2.55%    5,289,899       21.77 to 12.56           74,923     0.19%       34.64% to 40.38%
       2006                    1.45% to 2.30%    3,571,495       16.17 to 11.21           36,853     0.16%        7.54% to 6.61%
       2005                    1.45% to 2.10%    2,879,442        15.03 to 8.13           26,279     0.01%       15.04% to 10.20%
       2004                    1.45% to 1.85%    3,025,070        13.55 to 7.34           24,598     0.03%       16.26% to 12.40%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    Fundamental Equity Portfolio -- Institutional Shares
       2008                    0.75% to 0.75%        1,775        7.32 to 7.32                13     5.74%     (42.61)% to (42.61)%
       2007                    0.75% to 0.75%        1,415       12.75 to 12.75               18     0.26%       10.23% to 10.23%
       2006                    0.75% to 0.75%        1,161       11.57 to 11.57               13     0.17%        9.12% to 9.12%
       2005                    0.75% to 0.75%          901       10.60 to 10.60               10     0.10%       14.82% to 14.82%
       2004                    0.75% to 0.75%          674        9.23 to 9.23                 6     0.13%       12.59% to 12.59%
    Global Life Sciences Portfolio -- Service Shares
       2008                    1.15% to 1.70%      674,574        9.10 to 8.14             5,861     0.00%     (29.84)% to (30.23)%
       2007                    1.15% to 1.70%      915,725       12.97 to 11.67           11,362     0.00%       20.30% to 19.62%
       2006                    1.15% to 1.70%    1,245,359        10.78 to 9.75           12,889     0.00%        5.11% to 4.53%
       2005                    1.15% to 1.70%    1,576,985        10.26 to 9.33           15,547     0.00%       11.04% to 10.42%
       2004                    1.15% to 1.70%    1,708,218        9.24 to 8.45            15,234     0.00%       12.91% to 12.28%
    Global Technology Portfolio -- Service Shares
       2008                    1.15% to 1.70%    1,731,993        2.78 to 2.59             4,648     0.09%     (44.62)% to (44.93)%
       2007                    1.15% to 1.70%    2,331,053        5.02 to 4.71            11,329     0.33%       20.29% to 19.62%
       2006                    1.15% to 1.70%    2,760,786        4.17 to 3.94            11,189     0.00%        6.59% to 6.00%
       2005                    1.15% to 1.70%    3,428,546        3.91 to 3.71            13,089     0.00%        10.27% to 9.66%
       2004                    1.15% to 1.70%    4,580,239        3.55 to 3.39            15,925     0.00%      (0.59)% to (1.14)%
    International Growth Portfolio -- Institutional Shares
       2008                    0.75% to 1.60%    3,413,992        8.64 to 13.51           60,693     2.75%     (52.47)% to (52.88)%
       2007                    0.75% to 1.60%    4,574,175       18.18 to 28.67          170,730     0.61%       27.35% to 26.26%
       2006                    0.75% to 1.60%    5,695,936       14.27 to 22.71          169,248     1.92%       45.92% to 44.68%
       2005                    0.75% to 1.60%    5,689,187        27.18 to 9.78          119,507     1.21%       31.30% to 30.19%
       2004                    0.75% to 1.60%    5,850,102        20.79 to 7.45           96,153     0.89%       18.06% to 17.05%
    International Growth Portfolio -- Service Shares
       2008                    1.45% to 2.10%    1,331,312       17.70 to 11.90           11,958     2.68%     (52.92)% to (53.24)%
       2007                    1.45% to 2.10%    1,687,826       37.60 to 25.45           32,014     0.43%       26.15% to 25.32%
       2006                    1.45% to 2.20%    2,156,293       29.80 to 20.96           32,138     1.84%       44.51% to 43.41%
       2005                    1.45% to 2.20%    2,594,044        20.62 to 8.89           26,589     1.04%       30.03% to 29.05%
       2004                    1.45% to 2.20%    3,257,488        15.86 to 6.86           25,980     0.86%        16.97% to 9.50%
    Large Cap Growth Portfolio -- Institutional Shares
       2008                    1.15% to 1.60%    5,587,425        17.27 to 5.80           57,089     0.72%     (40.42)% to (40.68)%
       2007                    1.15% to 1.60%    7,101,720        28.99 to 9.77          120,734     0.69%       13.76% to 13.24%
       2006                    1.15% to 1.60%    8,909,493        25.48 to 8.63          134,434     0.47%        10.10% to 9.60%
       2005                    1.15% to 1.60%   11,100,423        23.14 to 7.87          156,161     0.32%        3.09% to 2.63%
       2004                    1.15% to 1.60%   14,045,508        22.45 to 7.67          196,579     0.13%        3.31% to 2.85%
    Large Cap Growth Portfolio -- Service Shares
       2008                    1.50% to 1.70%    1,178,442        4.44 to 4.36             5,486     0.58%     (40.77)% to (40.89)%
       2007                    1.50% to 1.70%    1,505,874        7.49 to 7.38            11,793     0.55%       13.07% to 12.84%
       2006                    1.50% to 1.70%    1,935,725        6.63 to 6.54            13,364     0.28%        9.47% to 9.25%
       2005                    1.50% to 1.70%    2,185,778        7.06 to 5.99            13,753     0.12%        2.46% to 2.25%
       2004                    1.50% to 1.70%    2,676,051        6.90 to 5.86            16,511     0.00%        2.64% to 2.43%
    Mid Cap Growth Portfolio -- Institutional Shares
       2008                    1.15% to 1.60%    3,614,454        22.96 to 6.65           45,389     0.24%     (44.37)% to (44.62)%
       2007                    1.15% to 1.60%    4,613,713       41.27 to 12.01          103,144     0.21%       20.63% to 20.08%
       2006                    1.15% to 1.60%    5,680,114       34.21 to 10.00          106,781     0.00%       12.31% to 11.80%
       2005                    1.15% to 1.60%    7,153,975        30.46 to 8.94          122,135     0.00%       11.02% to 10.52%
       2004                    1.15% to 1.60%    8,776,234        27.44 to 8.09          136,587     0.00%       19.36% to 18.82%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    Mid Cap Growth Portfolio -- Service Shares
       2008                    1.50% to 1.70%    1,351,294        3.60 to 3.54             5,484     0.06%     (44.70)% to (44.81)%
       2007                    1.50% to 1.70%    1,739,815        6.52 to 6.42            12,578     0.06%       19.91% to 19.66%
       2006                    1.50% to 1.70%    2,314,385        5.44 to 5.37            13,878     0.00%       11.61% to 11.38%
       2005                    1.50% to 1.70%    2,610,339        7.22 to 4.82            14,046     0.00%       10.35% to 10.13%
       2004                    1.50% to 1.70%    3,157,328        6.55 to 4.37            15,551     0.00%       18.67% to 18.43%
    Worldwide Growth Portfolio -- Institutional Shares
       2008                    1.15% to 1.60%    4,749,869        20.72 to 6.22           60,413     1.16%     (45.30)% to (45.55)%
       2007                    1.15% to 1.60%    6,188,938       37.88 to 11.43          140,111     0.72%        8.36% to 7.87%
       2006                    1.15% to 1.60%    7,718,473       34.96 to 10.60          164,481     1.71%       16.85% to 16.32%
       2005                    1.15% to 1.60%    9,616,476        29.92 to 9.11          179,661     1.31%        4.65% to 4.18%
       2004                    1.15% to 1.60%   12,248,563        28.59 to 8.74          225,696     0.95%        3.57% to 3.11%
    Worldwide Growth Portfolio -- Service Shares
       2008                    1.50% to 1.70%    1,533,563        4.05 to 3.98             6,583     0.98%     (45.64)% to (45.75)%
       2007                    1.50% to 1.70%    1,888,032        7.45 to 7.33            14,873     0.54%        7.71% to 7.49%
       2006                    1.50% to 1.70%    2,410,037        6.91 to 6.82            17,511     1.59%       16.17% to 15.94%
       2005                    1.50% to 1.70%    2,945,854        7.22 to 5.88            18,413     1.18%        3.99% to 3.78%
       2004                    1.50% to 1.70%    3,424,126        6.95 to 5.67            20,558     0.87%        2.96% to 2.75%
JPMorgan Insurance Trust
    JPMorgan Insurance Trust Balanced Portfolio -- Class 1
       2008                    1.45% to 1.45%        6,590        8.36 to 8.36                55     0.00%     (25.41)% to (25.41)%
    JPMorgan Insurance Trust Core Bond Portfolio -- Class 1
       2008                    1.45% to 2.20%      161,934       10.92 to 10.17            1,758     5.61%      (0.16)% to (0.92)%
       2007                    1.45% to 2.20%      213,329       10.94 to 10.80            2,321     4.89%        4.76% to 3.96%
       2006                    1.45% to 2.20%      151,880       10.44 to 10.39            1,581     0.00%        4.40% to 3.87%
    JPMorgan Insurance Trust Diversified Equity Portfolio -- Class 1
       2008                    1.45% to 2.20%       99,638        7.70 to 6.49               757     6.44%     (35.75)% to (36.24)%
       2007                    1.45% to 2.20%       62,510       11.98 to 11.83              743     0.06%        8.84% to 8.01%
       2006                    1.45% to 2.20%          399       11.01 to 10.96                4     0.00%        10.11% to 9.55%
    JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio -- Class 1
       2008                    1.45% to 2.20%       48,142        6.40 to 5.90               304     0.43%     (44.60)% to (45.03)%
       2007                    1.45% to 1.45%        1,350       11.56 to 11.56               16     2.58%       15.53% to 15.53%
       2006                    1.45% to 2.20%          431        10.00 to 9.95                4     0.00%       0.02% to (0.48)%
    JPMorgan Insurance Trust Equity Index Portfolio -- Class 1
       2008                    1.45% to 2.20%       88,270        6.97 to 6.05               607     1.88%     (38.12)% to (38.59)%
       2007                    1.45% to 2.20%       51,337       11.26 to 11.12              573     0.08%        3.56% to 2.77%
       2006                    1.45% to 2.20%        1,226       10.87 to 10.82               13     0.00%        8.75% to 8.20%
    JPMorgan Insurance Trust Government Bond Portfolio -- Class I
       2008                    1.45% to 2.20%      139,150       12.00 to 11.15            1,659     5.27%        8.43% to 7.61%
       2007                    1.45% to 2.20%      195,699       11.06 to 10.92            2,153     5.27%        5.92% to 5.11%
       2006                    1.45% to 2.20%      144,330       10.44 to 10.39            1,503     0.00%        4.44% to 3.92%
    JPMorgan Insurance Trust Intrepid Growth Portfolio -- Class I
       2008                    1.45% to 2.20%      115,124        6.73 to 6.09               765     0.94%     (40.10)% to (40.56)%
       2007                    1.45% to 2.20%       83,000       11.24 to 11.10              925     0.00%        9.92% to 9.08%
       2006                    1.45% to 2.20%          416       10.22 to 10.17                4     0.00%        2.24% to 1.72%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    JPMorgan Insurance Trust Intrepid Mid Cap Portfolio -- Class I
       2008                    1.45% to 2.20%       48,767         6.28 to 5.55              302     1.67%     (39.70)% to (40.16)%
       2007                    1.45% to 2.20%       72,610        10.42 to 10.29             750     0.07%        1.37% to 0.59%
       2006                    1.45% to 2.20%          939        10.28 to 10.23              10     0.00%        2.79% to 2.27%
Legg Mason Partners Variable Equity Trust
    Legg Mason Partners Variable Aggressive Growth Portfolio -- Class II
       2008                    1.45% to 2.30%      686,157         9.21 to 6.41            5,736     0.00%     (41.44)% to (41.95)%
       2007                    1.45% to 2.30%      754,057        15.72 to 11.05          11,018     0.00%      (1.10)% to (1.96)%
       2006                    1.45% to 2.30%      772,298        15.90 to 11.27          11,455     0.00%        9.14% to 8.21%
       2005                    1.45% to 2.30%      613,685        14.57 to 10.41           8,448     0.00%        16.87% to 4.11%
       2004                    1.45% to 2.20%      449,954        13.48 to 9.99            5,898     0.00%       7.21% to (0.05)%
    Legg Mason Partners Variable Capital and Income Portfolio -- Class I
       2008                    1.15% to 1.60%      825,947         6.45 to 6.40            5,292     2.53%     (35.77)% to (36.06)%
       2007                    1.15% to 1.60%    1,069,924        10.04 to 10.00          10,711     5.13%        0.52% to 0.06%
       2006                    1.15% to 1.60%      982,919        14.33 to 12.53          13,041     1.95%       11.27% to 10.77%
       2005                    1.15% to 1.60%    1,230,866        12.88 to 11.31          14,823     1.93%        2.13% to 1.67%
       2004                    1.15% to 1.60%    1,502,908        12.61 to 11.12          17,838     1.97%        7.48% to 7.00%
    Legg Mason Partners Variable Capital and Income Portfolio -- Class II
       2008                    1.45% to 2.45%    1,058,150         6.41 to 6.30            6,715     2.50%     (35.90)% to (36.55)%
       2007                    1.45% to 2.45%    1,340,388        10.00 to 9.93           13,352     5.01%       0.02% to (0.99)%
       2006                    1.45% to 2.30%      961,071        11.69 to 11.32          10,918     2.99%        10.63% to 9.68%
       2005                    0.00% to 2.30%      200,450        10.57 to 10.32           2,086     6.90%        5.66% to 3.18%
    Legg Mason Partners Variable Fundamental Value Portfolio  -- Class I
       2008                    1.45% to 2.30%    1,421,022         5.94 to 5.85            8,415     1.63%     (37.50)% to (38.04)%
       2007                    1.45% to 2.30%    1,658,556         9.50 to 9.45           15,743     1.76%      (7.21)% to (8.01)%
       2006                    1.45% to 2.30%    1,197,152        16.36 to 11.86          18,819     1.35%       16.17% to 15.17%
       2005                    1.45% to 2.30%    1,130,086        14.08 to 10.14          15,620     0.64%        9.37% to 1.44%
       2004                    1.45% to 2.20%    1,050,803        13.78 to 9.99           14,351     0.22%       6.51% to (0.13)%
    Legg Mason Partners Variable Investors Portfolio -- Class I
       2008                    1.15% to 1.60%    1,153,097        12.63 to 9.02           12,556     1.14%     (36.37)% to (36.65)%
       2007                    1.15% to 1.60%    1,751,515        19.85 to 14.23          30,078     1.15%        2.70% to 2.23%
       2006                    1.15% to 1.60%    2,344,053        19.33 to 13.92          39,253     1.55%       16.90% to 16.38%
       2005                    1.15% to 1.60%    3,136,093        16.54 to 11.96          44,992     1.08%        5.31% to 4.83%
       2004                    1.15% to 1.60%    3,828,177        15.70 to 11.41          52,751     1.41%        9.10% to 8.61%
Legg Mason Partners Variable Income Trust
    Legg Mason Partners Variable Strategic Bond Portfolio -- Class I
       2008                    1.15% to 1.60%    1,282,652        12.58 to 11.66          15,422     5.45%     (17.98)% to (18.35)%
       2007                    1.15% to 1.60%    1,900,849        15.33 to 14.28          27,947     4.38%        0.81% to 0.36%
       2006                    1.15% to 1.60%    2,386,389        15.21 to 14.23          34,924     4.93%        3.82% to 3.35%
       2005                    1.15% to 1.60%    2,947,461        14.65 to 13.77          41,733     5.74%        1.29% to 0.84%
       2004                    1.15% to 1.60%    3,360,947        14.46 to 13.66          47,175     4.54%        5.42% to 4.94%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
MFS(R) Variable Insurance Trust
    MFS(R) Investors Growth Stock Series -- Service Class Shares
       2008                    1.45% to 2.30%    2,114,412        9.09 to 7.30            11,423     0.30%     (37.90)% to (38.43)%
       2007                    1.45% to 2.30%    2,772,937       14.64 to 11.86           23,662     0.09%        9.41% to 8.46%
       2006                    1.45% to 2.30%    3,222,544       13.38 to 10.93           25,116     0.00%        5.75% to 4.84%
       2005                    1.45% to 2.20%    3,545,730        12.65 to 6.24           25,467     0.14%        9.69% to 2.04%
       2004                    1.45% to 1.95%    3,937,645        12.32 to 6.09           27,008     0.00%        8.52% to 2.77%
    MFS(R) Investors Trust Series -- Service Class Shares
       2008                    1.45% to 1.95%    1,448,454        10.68 to 8.58           10,745     0.85%     (34.22)% to (34.56)%
       2007                    1.45% to 2.10%    1,727,471       16.24 to 13.18           19,432     0.60%        8.43% to 7.71%
       2006                    1.45% to 2.30%    2,090,802       14.98 to 11.55           21,603     0.26%       11.06% to 10.11%
       2005                    1.45% to 2.10%    2,371,865        13.49 to 8.65           21,954     0.31%        5.48% to 4.78%
       2004                    1.45% to 2.10%    2,568,716        12.79 to 8.22           22,289     0.44%        9.51% to 5.81%
    MFS(R) New Discovery Series -- Service Class Shares
       2008                    1.15% to 2.30%    2,398,120        9.38 to 6.91            15,141     5.47%     (40.22)% to (40.91)%
       2007                    1.15% to 2.30%    2,768,632       15.69 to 11.69           29,384     2.38%       1.07% to (0.11)%
       2006                    1.15% to 2.30%    3,562,284       15.53 to 11.70           37,342     0.00%       11.64% to 10.34%
       2005                    1.15% to 2.30%    4,017,980        13.91 to 7.91           37,884     0.00%        20.15% to 2.73%
       2004                    1.15% to 2.20%    4,681,594        13.40 to 7.66           42,080     0.00%       6.12% to (3.17)%
    MFS(R) Strategic Income Series -- Service Class Shares
       2008                    1.45% to 2.20%       40,658        10.21 to 8.52              387     1.52%     (13.54)% to (14.20)%
       2007                    1.45% to 1.45%        6,569       11.81 to 11.81               78     4.25%        1.91% to 1.91%
       2006                    1.45% to 2.05%        4,108       11.58 to 10.45               48     3.38%        4.85% to 4.21%
       2005                    1.45% to 1.45%          302       11.05 to 11.05                3     0.00%        0.16% to 0.16%
    MFS(R) Total Return Series -- Service Class Shares
       2008                    1.45% to 2.55%    6,932,090        10.73 to 7.37           59,746     3.84%     (23.45)% to (24.30)%
       2007                    1.45% to 2.55%    6,579,015        14.02 to 9.73           76,363     2.35%       2.42% to (3.94)%
       2006                    1.45% to 2.30%    4,769,194       13.69 to 11.10           54,869     2.24%        10.01% to 9.06%
       2005                    1.45% to 2.30%    1,919,260       12.66 to 10.17           20,498     0.02%        3.24% to 0.71%
       2004                    1.45% to 1.50%        2,493       12.53 to 12.30               31     1.53%        23.04% to 9.36%
    MFS(R) Utilities Series -- Service Class Shares
       2008                    1.45% to 2.20%    2,903,994       17.96 to 11.11           35,664     7.03%     (38.71)% to (39.18)%
       2007                    1.45% to 2.20%    3,407,875       29.31 to 18.26           68,817     3.44%       25.70% to 24.74%
       2006                    1.45% to 2.30%    3,724,035       23.32 to 12.81           58,884     1.86%       29.07% to 27.96%
       2005                    1.45% to 2.00%    3,815,454       18.06 to 11.21           46,068     0.54%       14.89% to 14.25%
       2004                    1.45% to 1.85%    3,741,935        15.72 to 9.78           38,786     1.26%       27.96% to 20.65%
Oppenheimer Variable Account Funds
    Oppenheimer Balanced Fund/VA
       2008                    1.15% to 1.60%    1,361,701        25.21 to 8.04           20,718     4.37%     (44.12)% to (44.38)%
       2007                    1.15% to 1.60%    1,898,908       45.12 to 14.45           50,976     2.93%        2.59% to 2.12%
       2006                    1.15% to 1.60%    2,351,158       43.98 to 14.15           62,389     2.91%        9.87% to 9.38%
       2005                    1.15% to 1.60%    2,872,752       40.03 to 12.94           71,609     1.81%        2.70% to 2.23%
       2004                    1.15% to 1.60%    3,257,445       38.98 to 12.66           81,205     1.03%        8.83% to 8.34%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    Oppenheimer Balanced Fund/VA -- Service Shares
       2008                    1.45% to 2.55%    5,107,592        6.93 to 5.33            32,033     3.81%     (44.43)% to (45.06)%
       2007                    1.45% to 2.55%    4,479,782        12.46 to 9.69           51,835     2.33%       1.98% to (4.56)%
       2006                    1.45% to 2.30%    3,734,727       12.22 to 10.89           43,482     2.24%        9.26% to 8.31%
       2005                    1.45% to 2.30%    2,434,640       11.19 to 10.05           26,838     1.26%        2.17% to 0.53%
       2004                    1.45% to 2.20%      858,290       10.95 to 10.89            9,379     0.00%        9.49% to 8.94%
    Oppenheimer Capital Appreciation Fund/VA
       2008                    1.15% to 1.60%    2,410,505        36.67 to 6.96           39,245     0.15%     (46.15)% to (46.39)%
       2007                    1.15% to 1.60%    3,281,755       68.09 to 12.99           98,385     0.24%       12.83% to 12.32%
       2006                    1.15% to 1.60%    4,291,526       60.35 to 11.56          113,604     0.40%        6.71% to 6.23%
       2005                    1.15% to 1.60%    5,344,427       56.56 to 10.88          137,163     0.97%        3.89% to 3.43%
       2004                    1.15% to 1.60%    6,805,353       54.44 to 10.52          171,410     0.33%        5.70% to 5.23%
    Oppenheimer Capital Appreciation Fund/VA -- Service Shares
       2008                    1.45% to 2.10%      877,284        8.52 to 6.03             7,287     0.00%     (46.45)% to (46.81)%
       2007                    1.45% to 2.10%    1,069,304       15.92 to 11.33           16,850     0.01%       12.20% to 11.46%
       2006                    1.45% to 2.30%    1,137,445       14.18 to 11.12           15,884     0.19%        6.12% to 5.21%
       2005                    1.45% to 2.10%    1,079,413       13.84 to 10.42           14,343     0.72%        8.60% to 2.67%
       2004                    1.45% to 2.10%    1,047,495       13.40 to 10.15           13,465     0.20%        5.07% to 1.49%
    Oppenheimer Core Bond Fund/VA
       2008                    1.15% to 1.60%    1,873,787        18.71 to 8.13           23,110     4.96%     (39.75)% to (40.02)%
       2007                    1.15% to 1.60%    2,549,165       31.06 to 13.56           51,724     5.32%        3.18% to 2.72%
       2006                    1.15% to 1.60%    2,858,389       30.10 to 13.20           57,980     5.63%        4.07% to 3.60%
       2005                    1.15% to 1.60%    3,417,647       28.92 to 12.69           69,116     5.37%        1.41% to 0.95%
       2004                    1.15% to 1.60%    4,121,065       28.52 to 12.57           83,599     4.90%        4.28% to 3.81%
    Oppenheimer Global Securities Fund/VA -- Service Shares
       2008                    1.45% to 2.55%   10,638,744        13.24 to 5.72           88,007     1.35%     (41.20)% to (41.86)%
       2007                    1.45% to 2.20%    7,632,946       22.52 to 14.20          120,950     1.58%        4.53% to 3.73%
       2006                    1.45% to 2.30%    8,592,832       21.54 to 12.17          128,891     0.88%       15.67% to 14.67%
       2005                    1.45% to 2.20%    9,274,898       18.62 to 11.40          118,406     0.86%       19.43% to 11.67%
       2004                    1.45% to 2.10%    9,267,701       16.57 to 10.17          103,300     1.10%       17.15% to 10.43%
    Oppenheimer High Income Fund/VA
       2008                    1.15% to 1.60%    1,398,189        8.90 to 2.61             7,385     8.01%     (78.92)% to (79.01)%
       2007                    1.15% to 1.60%    1,695,927       42.24 to 12.43           43,383     7.55%      (1.26)% to (1.71)%
       2006                    1.15% to 1.60%    2,216,350       42.78 to 12.64           58,611     7.86%        8.17% to 7.68%
       2005                    1.15% to 1.60%    2,808,835       39.55 to 11.74           70,449     6.84%        1.14% to 0.68%
       2004                    1.15% to 1.60%    3,560,948       39.10 to 11.66           89,889     6.77%        7.71% to 7.23%
    Oppenheimer Main Street Fund/VA -- Service Shares
       2008                    1.45% to 2.55%   14,173,335        9.52 to 5.83            94,330     1.64%     (39.52)% to (40.19)%
       2007                    1.45% to 2.45%    4,861,869       15.74 to 10.83           55,700     0.93%        2.63% to 1.59%
       2006                    1.45% to 2.30%    7,305,931       15.33 to 11.73           81,489     0.89%       13.10% to 12.13%
       2005                    1.45% to 2.20%    5,970,370        13.56 to 8.78           57,024     1.19%        8.80% to 3.53%
       2004                    1.45% to 2.10%    6,459,260        13.01 to 8.45           58,647     0.69%        7.56% to 3.18%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    Oppenheimer Main Street Small Cap Fund/VA -- Service Shares
       2008                    1.45% to 2.55%    3,816,221        11.68 to 5.44           34,361     0.83%     (38.90)% to (39.59)%
       2007                    1.45% to 2.55%    4,088,672        19.12 to 9.00           62,618     0.28%      (2.83)% to (14.53)%
       2006                    1.45% to 2.30%    2,259,800       19.67 to 11.84           41,872     0.16%       13.00% to 12.03%
       2005                    1.45% to 2.30%    1,826,811       17.41 to 10.57           30,629     0.00%        18.07% to 5.73%
       2004                    1.45% to 2.20%    1,565,895       16.10 to 11.01           24,651     0.00%       17.79% to 10.07%
    Oppenheimer MidCap Fund/VA
       2008                    1.15% to 1.60%    1,528,898        27.53 to 5.77           23,783     0.00%     (49.66)% to (49.88)%
       2007                    1.15% to 1.60%    1,981,504       54.68 to 11.52           59,934     0.00%        5.10% to 4.63%
       2006                    1.15% to 1.60%    2,611,132       52.03 to 11.01           75,279     0.00%        1.77% to 1.32%
       2005                    1.15% to 1.60%    3,279,000       51.12 to 10.87           94,098     0.00%       11.04% to 10.54%
       2004                    1.15% to 1.60%    3,964,971        46.04 to 9.83          103,435     0.00%       18.40% to 17.87%
    Oppenheimer MidCap Fund/VA -- Service Shares
       2008                    1.45% to 1.95%      246,430        8.25 to 6.09             2,009     0.00%     (49.95)% to (50.20)%
       2007                    1.45% to 1.95%      315,293       16.49 to 12.22            5,144     0.00%        4.49% to 3.96%
       2006                    1.45% to 2.30%      387,344       15.78 to 10.67            6,052     0.00%        1.22% to 0.35%
       2005                    1.45% to 1.95%      401,902       15.59 to 11.67            6,217     0.00%        16.75% to 9.92%
       2004                    1.45% to 1.85%      399,422       14.13 to 11.21            5,612     0.00%       17.70% to 12.05%
PIMCO Variable Insurance Trust
    PIMCO All Asset Portfolio -- Advisor Class Shares
       2008                    1.45% to 2.20%    1,019,981        9.48 to 9.22             9,607     5.41%     (17.13)% to (17.76)%
       2007                    1.45% to 2.20%    1,328,551       11.44 to 11.22           15,149     7.38%        6.61% to 5.79%
       2006                    1.45% to 2.30%      648,529       10.73 to 10.33            6,946     5.24%        3.05% to 2.17%
       2005                    1.45% to 2.20%      618,092       10.41 to 10.36            6,434     5.04%        4.14% to 3.61%
    PIMCO Foreign Bond Portfolio (U.S. Dollar-Hedged) -- Administrative Class Shares
       2008                    1.50% to 1.70%      442,196       12.57 to 12.36            5,501     3.05%      (3.86)% to (4.05)%
       2007                    1.50% to 1.70%      644,226       13.08 to 12.88            8,347     3.36%        2.06% to 1.85%
       2006                    1.50% to 1.70%      764,583       12.81 to 12.65            9,717     4.20%        0.66% to 0.45%
       2005                    1.50% to 1.70%      919,440       12.73 to 12.51           11,622     3.15%        3.57% to 3.36%
       2004                    1.50% to 1.70%      871,513       12.29 to 12.09           10,642     3.12%        3.98% to 3.77%
    PIMCO High Yield Portfolio -- Administrative Class Shares
       2008                    1.45% to 2.55%    7,997,415        9.95 to 7.33            77,572     7.68%     (24.62)% to (25.46)%
       2007                    1.45% to 2.45%    6,148,888       13.19 to 10.57           85,408     6.97%        1.99% to 0.95%
       2006                    1.45% to 2.30%    7,880,987       12.94 to 10.76          105,639     6.88%        7.50% to 6.58%
       2005                    1.45% to 2.30%    7,694,556       13.25 to 10.10           98,601     6.51%        4.86% to 0.99%
       2004                    1.45% to 2.20%    8,228,193       12.93 to 10.66          103,509     6.62%        8.08% to 6.60%
    PIMCO Long-Term U.S. Government Portfolio -- Administrative Class Shares
       2008                    1.45% to 2.55%    5,739,941       13.71 to 12.10           88,048     4.25%       15.60% to 14.31%
       2007                    1.45% to 2.55%    6,083,533       11.86 to 10.58           81,485     4.53%        8.15% to 8.82%
       2006                    1.45% to 2.30%    4,748,616        10.97 to 9.91           62,943     5.55%      (0.31)% to (1.17)%
       2005                    1.45% to 2.30%    4,370,680       15.01 to 10.03           61,368     4.27%        3.23% to 0.26%
       2004                    1.45% to 2.10%    4,835,517       14.54 to 10.30           66,481     4.15%        6.59% to 3.01%
    PIMCO Low Duration Portfolio -- Administrative Class Shares
       2008                    1.45% to 2.55%   18,915,673       10.63 to 10.08          194,038     4.51%      (1.86)% to (2.96)%
       2007                    1.45% to 2.55%   17,920,878       10.83 to 10.39          191,569     4.23%        5.80% to 5.82%
       2006                    1.45% to 2.30%    2,044,005       10.24 to 10.14           20,805     4.24%        2.47% to 1.58%
       2005                    0.00% to 2.30%      904,878        9.99 to 9.94             9,028     2.45%      (0.09)% to (0.60)%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
    PIMCO Total Return Portfolio -- Administrative Class Shares
       2008                    1.15% to 2.55%   24,894,819       12.14 to 10.73          323,751     5.57%        3.59% to 2.12%
       2007                    1.15% to 2.55%   23,041,682       11.72 to 10.51          299,527     4.79%        7.48% to 7.72%
       2006                    1.15% to 2.30%   26,585,312       10.91 to 10.13          321,728     5.00%        2.65% to 1.46%
       2005                    1.15% to 2.30%   23,356,330        13.09 to 9.98          285,362     4.28%       1.27% to (0.18)%
       2004                    1.15% to 2.20%   22,362,397       12.97 to 10.16          273,766     2.55%        3.68% to 1.55%
The Prudential Series Fund
    Jennison 20/20 Focus Portfolio -- Class II Shares
       2008                    1.45% to 2.55%      883,787        12.16 to 6.05            9,979     6.95%     (40.28)% to (40.95)%
       2007                    1.45% to 2.55%    2,841,578       20.37 to 10.24           43,190     9.12%        8.51% to 3.60%
       2006                    1.45% to 2.30%    2,445,477       18.77 to 11.84           36,309     0.72%       11.97% to 11.00%
       2005                    1.45% to 1.95%      446,962       16.76 to 12.28            7,415     0.00%       22.78% to 19.02%
       2004                    1.45% to 1.85%      122,842       14.03 to 10.93            1,698     0.00%        13.71% to 9.27%
    Jennison Portfolio -- Class II Shares
       2008                    1.45% to 2.30%      287,151        9.91 to 7.09             2,331     0.07%     (38.46)% to (38.99)%
       2007                    1.45% to 2.30%      252,437       16.11 to 11.61            3,470     0.00%        9.93% to 8.98%
       2006                    1.45% to 2.30%      268,285       14.66 to 10.66            3,328     0.00%      (0.10)% to (0.96)%
       2005                    1.45% to 2.30%      243,828        14.67 to 9.16            3,019     0.00%        12.38% to 7.61%
       2004                    1.45% to 2.20%      111,614        13.05 to 8.16            1,149     0.06%        9.12% to 3.53%
    Natural Resources Portfolio -- Class II Shares
       2008                    1.45% to 2.55%    3,104,821        11.97 to 5.89           26,572    14.74%     (53.87)% to (54.38)%
       2007                    1.45% to 2.55%    1,779,458       25.95 to 12.90           42,907    23.96%       45.54% to 46.22%
       2006                    1.45% to 2.30%      852,359       17.83 to 13.04           15,160     3.04%       19.96% to 18.93%
       2005                    1.45% to 1.95%      299,613       14.86 to 14.81            4,449     0.00%       48.61% to 48.10%
    SP International Growth Portfolio -- Class II Shares
       2008                    1.55% to 1.55%        8,967        6.83 to 6.83                61    22.39%     (51.25)% to (51.25)%
       2007                    1.55% to 1.55%       11,452       14.01 to 14.01              160    12.30%       17.27% to 17.27%
       2006                    1.55% to 1.55%       14,472       11.94 to 11.94              173     0.80%       18.56% to 18.56%
       2005                    1.55% to 1.55%        1,902       10.07 to 10.07               19     1.76%       14.01% to 14.01%
       2004                    1.55% to 1.55%        1,996        8.84 to 8.84                18     0.00%       14.33% to 14.33%
    SP Prudential U.S. Emerging Growth Portfolio -- Class II Shares
       2008                    1.55% to 1.55%        1,855        8.74 to 8.74                16    16.98%     (37.23)% to (37.23)%
       2007                    1.55% to 1.55%        1,610       13.92 to 13.92               22    10.07%       14.53% to 14.53%
       2006                    1.55% to 1.55%        1,647       12.15 to 12.15               20    13.77%        7.41% to 7.41%
       2005                    1.55% to 1.55%        7,938       11.31 to 11.31               90    12.89%       15.66% to 15.66%
       2004                    1.55% to 1.55%        9,731        9.78 to 9.78                95     0.00%       19.14% to 19.14%
Rydex Variable Trust
    NASDAQ -- 100(R) Fund
       2008                    1.45% to 2.20%    1,299,162        9.52 to 7.71             4,760     0.15%     (42.76)% to (43.19)%
       2007                    1.45% to 2.20%    1,610,228       16.64 to 13.57            9,434     0.07%       16.11% to 15.22%
       2006                    1.45% to 2.30%    2,099,071       14.33 to 10.86           10,118     0.00%        4.24% to 3.35%
       2005                    1.45% to 2.10%    3,188,196        13.75 to 3.56           15,226     0.00%       14.05% to (1.00)%
       2004                    1.45% to 2.10%    3,111,699        13.80 to 3.58           14,028     0.00%        7.76% to 4.93%
The Universal Institutional Funds, Inc.
    Equity and Income Portfolio -- Class II Shares
       2008                    1.45% to 2.55%    1,246,305        7.43 to 7.30             9,170     3.20%     (23.80)% to (24.65)%
       2007                    1.45% to 2.55%      729,990        9.76 to 9.68             7,085     0.59%      (3.59)% to (4.67)%

                               EXPENSES AS A                                                       INVESTMENT
                               % OF AVERAGE                                            NET ASSETS    INCOME            TOTAL
                               NET ASSETS(1)      UNITS             UNIT VALUE            000s      RATIO(2)         RETURN(3)
                               --------------  -----------  ------------------------  -----------  ----------  ---------------------
Van Kampen Life Investment Trust
    Captial Growth Portfolio -- Class II Shares
       2008                    1.45% to 2.20%      768,760        7.71 to 6.47             4,972     0.20%     (49.85)% to (50.24)%
       2007                    1.45% to 2.20%      889,144       15.37 to 12.99           11,432     0.00%       14.94% to 14.06%
       2006                    1.45% to 2.30%    1,002,002       13.37 to 10.56           11,111     0.00%        1.14% to 0.27%
       2005                    1.45% to 2.20%      996,830       13.22 to 10.06           10,793     0.01%        13.69% to 5.38%
       2004                    1.45% to 2.10%      980,231        12.46 to 9.51            9,860     0.00%        5.23% to 1.97%
    Comstock Portfolio -- Class II Shares
       2008                    1.45% to 2.55%    5,740,584        10.35 to 5.70           51,764     2.74%     (36.73)% to (37.44)%
       2007                    1.45% to 2.55%    9,721,170        16.35 to 9.12          131,463     1.56%      (3.75)% to (12.88)%
       2006                    1.45% to 2.30%    7,575,129       16.99 to 11.94          111,331     2.41%       14.37% to 13.38%
       2005                    1.45% to 2.30%    6,788,043       14.86 to 10.50           87,592     0.95%        5.39% to 1.83%
       2004                    1.45% to 2.20%    5,545,359       14.48 to 10.92           69,254     0.64%        15.73% to 9.21%

----------
(1) Expenses as a percentage of average net assets represent the annualized contract expenses of the Separate Account, consisting of mortality and expense risk charges, and administrative expenses, a charge for the bonus credit, and other rider charges for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to the contract owner through the redemption of units and expenses of the underlying Portfolios are excluded.

(2) The investment income ratio represents the ordinary dividends received by the subaccount from the Portfolio divided by average net assets.

(3) The total return represents a range of minimum and maximum annual total returns for the year or lesser period indicated and includes deductions for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Standardized total returns shown separately in a prospectus or marketing material for a product supported by the Separate Account include the maximum contract charges that may be assessed to any contract through both the daily unit value calculation and the redemption of units. Accordingly, these standardized total returns will generally reflect a lower return than the total return.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Financial Statements

                         Year ended December 31, 2008

    (With Report of Independent Registered Public Accounting Firm Thereon)

         Genworth Life and Annuity Insurance Company and Subsidiaries

                  Index to Consolidated Financial Statements

                                                                                                   Page
                                                                                                   ----
Report of KPMG LLP, Independent Registered Public Accounting Firm.................................  F-1
Consolidated Statements of Income for the years ended December 31, 2008, 2007 and 2006............  F-2
Consolidated Balance Sheets as of December 31, 2008 and 2007......................................  F-3
Consolidated Statements of Changes in Stockholder's Equity for the years ended December 31, 2008,
  2007 and 2006...................................................................................  F-4
Consolidated Statements of Cash Flows for the years ended December 31, 2008, 2007 and 2006........  F-5
Notes to Consolidated Financial Statements........................................................  F-6

            Report of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life and Annuity Insurance Company:

   We have audited the accompanying consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2008. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Genworth Life and Annuity Insurance Company and subsidiaries as of December 31, 2008 and 2007, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Richmond, Virginia
March 2, 2009

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                       Consolidated Statements of Income
                             (Amounts in millions)

                                                                          Years ended December 31,
                                   -                                    ----------------------------
                                                                          2008      2007      2006
                                                                        --------  --------  --------
Revenues:
Premiums............................................................... $1,068.5  $1,063.2  $1,132.3
Net investment income..................................................    948.3   1,189.9   1,116.9
Net investment gains (losses)..........................................   (936.7)    (91.1)      3.1
Policy fees and other income...........................................    607.7     491.3     382.8
                                                                        --------  --------  --------
   Total revenues......................................................  1,687.8   2,653.3   2,635.1
                                                                        --------  --------  --------
Benefits and expenses:
Benefits and other changes in policy reserves..........................  1,138.8   1,105.4   1,101.9
Interest credited......................................................    450.7     541.3     496.7
Acquisition and operating expenses, net of deferrals...................    270.2     244.2     242.5
Amortization of deferred acquisition costs and intangibles.............    244.0     151.4     112.0
Interest expense.......................................................    168.1     205.1     134.0
                                                                        --------  --------  --------
   Total benefits and expenses.........................................  2,271.8   2,247.4   2,087.1
                                                                        --------  --------  --------
Income (loss) before income taxes and equity in net income (loss) of
  unconsolidated subsidiary............................................   (584.0)    405.9     548.0
Provision (benefit) for income taxes...................................   (212.3)    101.3     188.4
                                                                        --------  --------  --------
Net income (loss) before equity in net income (loss) of unconsolidated
  subsidiary...........................................................   (371.7)    304.6     359.6
Equity in net income (loss) of unconsolidated subsidiary...............    (37.6)     19.1        --
                                                                        --------  --------  --------
Net income (loss)...................................................... $ (409.3) $  323.7  $  359.6
                                                                        ========  ========  ========


          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                          Consolidated Balance Sheets
           (Amounts in millions, except share and per share amounts)

                                                                                         December 31,
                                                                                     --------------------
                                                                                        2008       2007
                                                                                     ---------  ---------
Assets
   Investments:
       Fixed maturity securities available-for-sale, at fair value.................. $10,771.7  $15,237.3
       Equity securities available-for-sale, at fair value..........................      90.0       64.0
       Commercial mortgage loans....................................................   2,704.1    2,968.1
       Policy loans.................................................................     505.8      466.8
       Other invested assets ($338.9 and $399.8 restricted).........................   2,991.8    1,437.5
                                                                                     ---------  ---------
              Total investments.....................................................  17,063.4   20,173.7
   Cash and cash equivalents........................................................   2,120.2      616.4
   Accrued investment income........................................................     158.7      167.4
   Deferred acquisition costs.......................................................   3,294.8    2,962.2
   Goodwill.........................................................................     450.9      450.9
   Intangible assets................................................................     641.5      502.3
   Reinsurance recoverable..........................................................   8,490.7    8,670.6
   Other assets.....................................................................     648.7      427.8
   Separate account assets..........................................................   8,501.9   12,005.8
                                                                                     ---------  ---------
              Total assets.......................................................... $41,370.8  $45,977.1
                                                                                     =========  =========
Liabilities and stockholder's equity
   Liabilities:
       Future policy benefits....................................................... $ 9,936.2  $ 9,809.4
       Policyholder account balances................................................  14,017.3   13,962.3
       Liability for policy and contract claims.....................................     280.9      263.1
       Unearned premiums............................................................      19.2       21.4
       Deferred income tax liability................................................     323.8    1,077.9
       Non-recourse funding obligations.............................................   3,555.0    3,555.0
       Other liabilities ($396.5 and $415.1 restricted).............................   1,519.5      995.8
       Separate account liabilities.................................................   8,501.9   12,005.8
                                                                                     ---------  ---------
              Total liabilities.....................................................  38,153.8   41,690.7
                                                                                     ---------  ---------
   Commitments and contingencies

   Stockholder's equity:
       Common stock ($1,000 par value, 50,000 shares authorized, 25,651 shares
         issued and outstanding)....................................................      25.6       25.6
       Additional paid-in capital...................................................   4,686.7    4,071.6
                                                                                     ---------  ---------
       Accumulated other comprehensive income (loss):
          Net unrealized investment gains (losses)..................................  (1,649.7)    (338.2)
          Derivatives qualifying as hedges..........................................      46.1        4.9
                                                                                     ---------  ---------
       Total accumulated other comprehensive income (loss)..........................  (1,603.6)    (333.3)
       Retained earnings............................................................     108.3      522.5
                                                                                     ---------  ---------
              Total stockholder's equity............................................   3,217.0    4,286.4
                                                                                     ---------  ---------
              Total liabilities and stockholder's equity............................ $41,370.8  $45,977.1
                                                                                     =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

          Consolidated Statements of Changes in Stockholder's Equity
                             (Amounts in millions)

                                                                    Accumulated
                                                        Additional     other                  Total
                                       Preferred Common  paid-in   comprehensive Retained stockholder's
                                         stock   stock   capital   income (loss) earnings    equity
                                       --------- ------ ---------- ------------- -------- -------------
Balances as of December 31, 2005......  $ 120.0  $25.6   $4,020.1    $    81.7   $ 358.1    $ 4,605.5
                                                                                            ---------
Comprehensive income (loss):
   Net income.........................       --     --         --           --     359.6        359.6
   Net unrealized gains (losses) on
     investment securities............       --     --         --        (62.4)       --        (62.4)
   Derivatives qualifying as hedges...       --     --         --         (0.6)       --         (0.6)
   Additional minimum pension
     liability........................       --     --         --          3.3        --          3.3
                                                                                            ---------
Total comprehensive income (loss).....                                                          299.9
Redemption of preferred stock.........    (10.0)    --         --           --        --        (10.0)
Dividends and other transactions with
  stockholders........................       --     --        5.2           --    (456.9)      (451.7)
                                        -------  -----   --------    ---------   -------    ---------
Balances as of December 31, 2006......    110.0   25.6    4,025.3         22.0     260.8      4,443.7
                                                                                            ---------
Comprehensive income (loss):
   Net income.........................       --     --         --           --     323.7        323.7
   Net unrealized gains (losses) on
     investment securities............       --     --         --       (359.9)       --       (359.9)
   Derivatives qualifying as hedges...       --     --         --          4.6        --          4.6
                                                                                            ---------
Total comprehensive income (loss).....                                                          (31.6)
Redemption of preferred stock.........   (110.0)    --         --           --        --       (110.0)
Dividends and other transactions with
  stockholder.........................       --     --       46.3           --     (62.0)       (15.7)
                                        -------  -----   --------    ---------   -------    ---------
Balances as of December 31, 2007......       --   25.6    4,071.6       (333.3)    522.5      4,286.4
                                                                                            ---------
Comprehensive income (loss):
   Net loss...........................       --     --         --           --    (409.3)      (409.3)
   Net unrealized gains (losses) on
     investment securities............       --     --         --     (1,311.5)       --     (1,311.5)
   Derivatives qualifying as hedges...       --     --         --         41.2        --         41.2
                                                                                            ---------
Total comprehensive income (loss).....                                                       (1,679.6)
Capital contribution..................       --     --      610.9           --        --        610.9
Other transactions with stockholder...       --     --        4.2           --      (4.9)        (0.7)
                                        -------  -----   --------    ---------   -------    ---------
Balances as of December 31, 2008......  $    --  $25.6   $4,686.7    $(1,603.6)  $ 108.3    $ 3,217.0
                                        =======  =====   ========    =========   =======    =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                     Consolidated Statements of Cash Flows
                             (Amounts in millions)

                                                                               Years ended December 31,
                                                                           -------------------------------
                                                                              2008       2007       2006
                                                                           ---------  ---------  ---------
Cash flows from operating activities:
   Net income (loss)...................................................... $  (409.3) $   323.7  $   359.6
   Adjustments to reconcile net income (loss) to net cash from operating activities:
       Net investments (gains) losses.....................................     936.7       91.1       (3.1)
       Equity in net (income) loss of unconsolidated subsidiary...........      37.6      (19.1)        --
       Charges assessed to policyholders..................................    (364.3)    (349.5)    (295.2)
       Net increase (decrease) in trading and derivative instruments......     199.8      (94.9)     (70.8)
       Amortization of fixed maturity discounts and premiums..............      36.7       (7.4)       0.3
       Acquisition costs deferred.........................................    (399.9)    (488.3)    (489.1)
       Amortization of deferred acquisition costs and intangibles.........     244.0      151.4      112.0
       Deferred income taxes..............................................    (108.4)     215.7      236.0
   Change in certain assets and liabilities:
       Accrued investment income and other assets.........................    (105.3)    (139.6)      68.7
       Insurance reserves.................................................     819.2      707.5      708.9
       Other liabilities and other policy-related balances................     (96.5)     (48.4)      (3.2)
                                                                           ---------  ---------  ---------
   Net cash from operating activities.....................................     790.3      342.2      624.1
                                                                           ---------  ---------  ---------
Cash flows from investing activities:
   Proceeds from maturities and repayments of investments:
       Fixed maturity securities..........................................   1,812.5    2,419.7    2,627.8
       Commercial mortgage loans..........................................     297.1      505.6      228.0
   Proceeds from sales of investments:
       Fixed maturity and equity securities...............................   1,152.1    1,477.1      950.7
   Purchases and originations of investments:
       Fixed maturity and equity securities...............................  (1,305.4)  (4,477.9)  (6,187.2)
       Commercial mortgage loans..........................................     (31.4)    (692.1)    (461.4)
   Other invested assets, net.............................................  (1,026.0)    (148.2)     (12.0)
   Cash related to transfer of subsidiary to an affiliate.................        --      (27.0)        --
   Policy loans, net......................................................     (39.0)     (11.2)     (15.2)
                                                                           ---------  ---------  ---------
   Net cash from investing activities.....................................     859.9     (954.0)  (2,869.3)
                                                                           ---------  ---------  ---------
Cash flows from financing activities:
   Proceeds from issuance of investment contracts.........................   3,999.4    4,582.0    5,237.1
   Redemption and benefit payments on investment contracts................  (4,746.8)  (4,450.9)  (4,047.0)
   Proceeds from short-term borrowings and other, net.....................     272.8      518.2      423.0
   Payments on short-term borrowings......................................    (271.8)    (522.4)    (394.4)
   Proceeds from issuance of non-recourse funding obligations.............        --      790.0    1,365.0
   Capital contribution from parent.......................................     600.0         --         --
   Redemption of preferred stock..........................................        --     (110.0)     (10.0)
   Dividends paid to stockholders.........................................        --       (2.5)    (459.7)
                                                                           ---------  ---------  ---------
   Net cash from financing activities.....................................    (146.4)     804.4    2,114.0
                                                                           ---------  ---------  ---------
   Net change in cash and cash equivalents................................   1,503.8      192.6     (131.2)
Cash and cash equivalents at beginning of year............................     616.4      423.8      555.0
                                                                           ---------  ---------  ---------
Cash and cash equivalents at end of year.................................. $ 2,120.2  $   616.4  $   423.8
                                                                           =========  =========  =========

          See Accompanying Notes to Consolidated Financial Statements

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Years Ended December 31, 2008, 2007 and 2006

(1) Formation and Nature of Business

   (a) Formation

   Genworth Life and Annuity Insurance Company (the "Company," "GLAIC," "we," "us" or "our" unless the context otherwise requires) is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia. An affiliate of our former ultimate parent company acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth Life Insurance Company ("GLIC").

   On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). Until March 12, 2007, our preferred shares were owned by an affiliate, Brookfield Life Assurance Company Limited ("BLAC"). On March 12, 2007, we redeemed the remaining outstanding preferred shares for par value of $110.0 million and paid $2.5 million in dividends on the redeemed preferred shares. On April 30, 2007, the issued shares of preferred stock were retired.

   On January 1, 2007, Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") merged with and into GLAIC. GLAIC was the surviving entity. FHL and FCL were both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both were affiliates of the Company. We received regulatory approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia for these mergers. The accompanying financial information has been presented as if the mergers had been effective for all periods and were accounted for as a pooling of interests for entities under common control as the Company, FHL and FCL were all wholly-owned subsidiaries of Genworth.

   Upon consummation of the FHL and FCL mergers, GLAIC transferred its ownership of American Mayflower Life Insurance Company of New York ("AML"), formerly a wholly-owned subsidiary of FCL, to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. AML merged into GLICNY, with GLICNY being the surviving entity. For periods beginning after December 31, 2006, AML was not included in our consolidated financial statements.

   On January 1, 2007, we transferred assets of $1,377.2 million, including cash and cash equivalents of $27.0 million and liabilities of $1,091.2 million of AML to GLICNY in exchange for an investment in GLICNY of $334.4 million, representing a 34.5% investment in GLICNY. Additionally, $2.1 million was recorded related to unrealized net investment gains and derivative items in equity related to the transfer. The transfer was recorded at book value as the entities were under common control, and accordingly, the difference of $46.3 million between the book value of AML and the investment in GLICNY was recorded as additional paid-in capital. Our investment in GLICNY is recorded under the equity method of accounting. As of December 31, 2008 and 2007, the carrying value of our investment in GLICNY was $219.1 million and $346.5 million, respectively, and was included in other invested assets.

   The accompanying condensed consolidated financial statements include the historical operations and accounts of the Company and its subsidiaries which include Assigned Settlement, Inc., GNWLAAC Real Estate Holding, LLC, Jamestown Life Insurance Company, River Lake Insurance Company ("River Lake I"), River Lake Insurance Company II ("River Lake II"), River Lake Insurance Company III ("River Lake III"), River Lake Insurance Company IV Limited ("River Lake IV"), River Lake Insurance Company V ("River Lake V"), River Lake Holding Company V, LLC, River Lake Insurance Company VI ("River Lake VI") and Rivermont Life Insurance Company I ("Rivermont I"). All intercompany accounts and transactions have been eliminated in consolidation.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (b) Nature of Business

   We have two segments: (i) Protection; and (ii) Retirement Income and Institutional.

   Protection products are intended to provide protection against financial hardship primarily after the death of an insured and to protect income and assets from other adverse economic impacts of significant health care costs. Our principal product lines under the Protection segment are term life insurance, universal life insurance and Medicare supplement insurance.

   Retirement Income and Institutional contracts include fixed and variable immediate and deferred individual annuities, variable life insurance products, funding agreements backing notes ("FABNs"), funding agreements and guaranteed investment contracts ("GICs"). Most of our variable annuities include a guaranteed minimum death benefit ("GMDB"). Some of our group and individual variable annuity products include guaranteed minimum benefit features such as guaranteed minimum withdrawal benefits ("GMWB") and certain types of guaranteed annuitization benefits. On May 1, 2008, we discontinued the sales of variable life insurance policies, however, we continue to service existing policies. In 2006, we discontinued the sale of structured settlement annuities.

   We distribute our products through three primary channels: financial intermediaries (banks, securities brokerage firms and independent broker/dealers), independent producers (brokerage general agencies, affluent market producer groups and specialized brokers) and dedicated sales specialists (affiliated networks of both accountants and personal financial advisors). We also distribute a limited number of products through a direct sales force and defined contribution plan record keepers.

(2) Summary of Significant Accounting Policies

   Our consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("U.S. GAAP"). Preparing financial statements in conformity with U.S. GAAP requires us to make estimates and assumptions that affect reported amounts and related disclosures. Actual results could differ from those estimates. All significant intercompany accounts and transactions have been eliminated in consolidation. Certain prior year amounts have been reclassified to conform to the current year presentation.

   (a) Premiums

   For traditional long-duration insurance contracts, we report premiums as earned when due. For short-duration insurance contracts, we report premiums as revenue over the terms of the related insurance policies on a pro-rata basis or in proportion to expected claims.

   Premiums received under annuity contracts without significant mortality risk and premiums received on investment and universal life insurance products are not reported as revenues, but rather as deposits, and are included in liabilities for policyholder account balances.

   (b) Net Investment Income and Net Investment Gains and Losses

   Investment income is recognized when earned. Investment gains and losses are calculated on the basis of specific identification.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Investment income on mortgage-backed and asset-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective or prospective method. Under the retrospective method, used for mortgage-backed and asset-backed securities of high credit quality (ratings equal to or greater than AA or that are U.S. Agency backed) which cannot be contractually prepaid, amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to net investment income. Under the prospective method, which is used for all other mortgage-backed and asset-backed securities, future cash flows are estimated and interest income is recognized going forward using the new internal rate of return.

   (c) Policy Fees and Other Income

   Policy fees and other income consist primarily of insurance charges assessed on universal life insurance contracts, fees assessed against policyholder account values and surrender fee income. Charges to policyholder accounts for universal life cost of insurance are recognized as revenue when due. Variable product fees are charged to variable annuity contractholders and variable life insurance policyholders based upon the daily net assets of the contractholder's and policyholder's account values, respectively, and are recognized as revenue when charged. Surrender fees are recognized as income when the contract or policy is surrendered.

   (d) Investment Securities

   At the time of purchase, we designate our investment securities as either available-for-sale or trading and report them in our consolidated balance sheets at fair value. Our portfolio of fixed maturity securities is comprised primarily of investment grade registered securities. Changes in the fair value of available-for-sale investments, net of the effect on deferred acquisition costs ("DAC"), present value of future profits ("PVFP") and deferred income taxes, are reflected as unrealized investment gains or losses in a separate component of accumulated other comprehensive income (loss). Realized and unrealized gains and losses related to trading securities are reflected in net investment gains (losses). Trading securities are included in other invested assets in our consolidated balance sheets.

   Other-than-temporary impairments on available-for-sale securities

   As of each balance sheet date, we evaluate securities holdings in an unrealized loss position. For debt securities, the primary factors considered in our evaluation are: (a) the length of time and the extent to which the fair value has been or is expected to be less than cost or amortized cost, (b) the financial condition, credit rating and near-term prospects of the issuer and
(c) whether the debtor is current on contractually obligated interest and principal payments. Where we do not expect full recovery of value or do not intend to hold such securities until they have fully recovered their carrying value, based on the circumstances present at the date of evaluation, we recognize an impairment charge. When there has been an adverse change in underlying future cash flows on lower quality securities that represent an interest in securitized financial assets, we recognize an impairment charge.

   Estimating the underlying future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. Where possible, this data is benchmarked against third-party sources.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The evaluation of impairments is subject to risks and uncertainties and is intended to determine whether declines in the fair value of investments should be recognized in current period net income (loss). The assessment of whether such impairment has occurred is based on management's evaluation of the underlying reasons for the decline in fair value at the individual security level. We deem an individual investment to be other-than-temporarily impaired when management concludes it is probable that we will not receive timely payment of the cash flows contractually stipulated for the investment. We regularly monitor our investment portfolio to ensure that investments that may be other-than-temporarily impaired are identified in a timely manner and that any impairment is charged against net income (loss) in the proper period.

   In addition to consideration of all available information, we also consider our intent and ability to retain a temporarily depressed security until recovery. We believe that our intent and ability to hold an investment, along with the ability of the investment to generate cash flows that have not changed adversely, are the primary factors in assessing whether we recognize an impairment charge.

   For equity securities, we recognize an impairment charge in the period in which we determine that the security will not recover to book value within a reasonable period. We determine what constitutes a reasonable period on a security-by-security basis based upon consideration of all the evidence available to us, including the magnitude of an unrealized loss and its duration. In any event, this period does not exceed 18 months for common equity securities. We measure impairment charges based upon the difference between the book value of a security and its fair value.

   (e) Fair Value Measurements

   As defined in Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards ("SFAS") No. 157, Fair Value Measurements, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We hold fixed maturity and equity securities, trading securities, derivatives, embedded derivatives, securities held as collateral, separate account assets and certain other financial instruments, which are carried at fair value.

   Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our view of market assumptions in the absence of observable market information. We utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. SFAS No. 157 requires all assets and liabilities carried at fair value to be classified and disclosed in one of the following three categories:

  .   Level 1--Quoted prices for identical instruments in active markets.

  . Level 2--Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

  .   Level 3--Instruments whose significant value drivers are unobservable.

   Level 1 primarily consists of financial instruments whose value is based on quoted market prices such as exchange-traded derivatives and actively traded mutual fund investments.

   Level 2 includes those financial instruments that are valued using industry-standard pricing methodologies, models or other valuation methodologies. These models are primarily industry-standard models that consider various inputs, such as interest rate, credit spread and foreign exchange rates for the underlying financial

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

instruments. All significant inputs are observable, or derived from observable, information in the marketplace or are supported by observable levels at which transactions are executed in the marketplace. Financial instruments in this category primarily include: certain public and private corporate fixed maturity and equity securities; government or agency securities; certain mortgage-backed and asset-backed securities; securities held as collateral; and certain non-exchange-traded derivatives such as interest rate swaps.

   Level 3 is comprised of financial instruments whose fair value is estimated based on industry-standard pricing methodologies and internally developed models utilizing significant inputs not based on, nor corroborated by, readily available market information. In limited instances, this category may also utilize non-binding broker quotes. This category primarily consists of certain less liquid fixed maturity, equity and trading securities and certain derivative instruments where we cannot corroborate the significant valuation inputs with market observable data.

   As of each reporting period, all assets and liabilities recorded at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability, such as the relative impact on the fair value as a result of including a particular input. We review the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes may result in a reclassification of certain financial assets or liabilities. Such reclassifications are reported as transfers in and out of Level 3 at the beginning fair value for the reporting period in which the changes occur.

   For assets carried at fair value, the non-performance of the counterparties is considered in the determination of fair value measurement for those assets. Similarly, the fair value measurement of a liability must reflect the entity's own non-performance risk. Therefore, the impact of non-performance risk, as well as any potential credit enhancements (e.g., collateral), has been considered in the fair value measurement of both assets and liabilities.

   The vast majority of our fixed maturity and equity securities use Level 2 inputs for the determination of fair value. These fair values are obtained primarily from industry-standard pricing methodologies based on market observable information. Certain structured securities valued using industry-standard pricing methodologies utilize significant unobservable inputs to estimate fair value, resulting in the fair value measurements being classified as Level 3. We also utilize internally developed pricing models to produce estimates of fair value primarily utilizing Level 2 inputs along with certain Level 3 inputs. The internally developed models include matrix pricing where we discount expected cash flows utilizing market interest rates obtained from market sources based on the credit quality and duration of the instrument to determine fair value. For securities that may not be reliably priced using internally developed pricing models, we estimate fair value using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable, or corroborated by market observable information, and represent Level 3 inputs.

   The fair value of securities held as collateral is primarily based on Level 2 inputs from market information for the collateral that is held on our behalf by the custodian. The fair value of separate account assets is based on the quoted prices of the underlying fund investments and, therefore, represents Level 1 pricing.

   The fair value of derivative instruments primarily utilizes Level 2 inputs. Certain derivative instruments are valued using significant unobservable inputs and are classified as Level 3 measurements. The classification of fair value measurements for derivative instruments, including embedded derivatives requiring bifurcation, was determined based on consideration of several inputs including: closing exchange or over-the-counter market

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

price quotations; time value and volatility factors underlying options; market interest rates; and non-performance risk. For product-related embedded derivatives, we also include certain policyholder assumptions in the determination of fair value.

   (f) Commercial Mortgage Loans

   Commercial mortgage loans are generally stated at principal amounts outstanding, net of deferred expenses and allowance for loan loss. Interest on loans is recognized on an accrual basis at the applicable interest rate on the principal amount outstanding. Loan origination fees and direct costs, as well as premiums and discounts, are amortized as level yield adjustments over the respective loan terms. Unamortized net fees or costs are recognized upon early repayment of the loans. Loan commitment fees are generally deferred and amortized on an effective yield basis over the term of the loan. Impaired loans are generally carried on a non-accrual status. Loans are ordinarily placed on non-accrual status when, in management's opinion, the collection of principal or interest is unlikely, or when the collection of principal or interest is 90 days or more past due.

   The allowance for loan losses is maintained at a level that management determines is adequate to absorb estimated probable incurred losses in the loan portfolio. Management's evaluation process to determine the adequacy of the allowance utilizes an analytical model based on historical loss experience adjusted for current events, trends and economic conditions. The actual amounts realized could differ in the near term from the amounts assumed in arriving at the allowance for loan losses reported in the consolidated financial statements.

   All losses of principal are charged to the allowance for loan losses in the period in which the loan is deemed to be uncollectible. Additions and reductions are made to the allowance through periodic provisions or benefits to net investment gains (losses).

   (g) Securities Lending Activity

   We engage in certain securities lending transactions for the purpose of enhancing the yield on our investment securities portfolio, which require the borrower to provide collateral, consisting of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the fair value of the applicable securities loaned. We maintain effective control over all loaned securities and, therefore, continue to report such securities as fixed maturity securities in the consolidated balance sheets. Cash and non-cash collateral, such as a security, received by us on securities lending transactions is reflected in other invested assets with an offsetting liability recognized in other liabilities for the obligation to return the collateral. Any cash collateral received is reinvested by our custodian based upon the investment guidelines provided within our agreement. The reinvested cash collateral is primarily invested in U.S. and foreign government securities, U.S. government agency securities, and highly rated asset-backed and corporate debt securities, all of which have maturity dates of less than three years. The fair value of securities loaned under the securities lending program was $121.0 million and $146.2 million as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the fair value of collateral held under the securities lending program was $128.0 million and $152.4 million, respectively, and the offsetting obligation to return collateral of $128.2 million and $152.4 million, respectively, was included in other liabilities on the consolidated balance sheets. We had no non-cash collateral as of December 31, 2008 and 2007.

   (h) Cash and Cash Equivalents

   Certificates of deposit, money market funds and other time deposits with original maturities of 90 days or less are considered cash equivalents in the consolidated balance sheets and consolidated statements of cash flows. Items with maturities greater than 90 days but less than one year at the time of acquisition are considered short-term investments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (i) Deferred Acquisition Costs

   Acquisition costs include costs that vary with, and are primarily related to, the acquisition of insurance and investment contracts. Such costs are deferred and amortized as follows:

   Long-Duration Contracts. Acquisition costs include commissions in excess of ultimate renewal commissions, solicitation and printing costs, sales material and some support costs, such as underwriting and contract and policy issuance expenses. Amortization for traditional long-duration insurance products is determined as a level proportion of premium based on commonly accepted actuarial methods and reasonable assumptions about mortality, morbidity, lapse rates, expenses and future yield on related investments established when the contract or policy is issued. Amortization is adjusted each period to reflect policy lapse or termination rates as compared to anticipated experience. Amortization for annuity contracts without significant mortality risk and for investment and universal life insurance products is based on estimated gross profits. Estimated gross profits are adjusted quarterly to reflect actual experience to date or for the unlocking of underlying key assumptions based on experience studies.

   Short-Duration Contracts. Acquisition costs consist primarily of commissions and premium taxes and are amortized ratably over the terms of the underlying policies.

   We regularly review all of these assumptions and periodically test DAC for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized DAC for a line of business, a charge to income is recorded for additional DAC amortization, and for certain products, an increase in benefit reserves may be required. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized DAC), a charge to income is recorded for additional DAC amortization or for increased benefit reserves. For the year ended December 31, 2008, we recorded a $46.1 million charge to DAC related to our loss recognition testing. For the years ended December 31, 2007 and 2006, no charges to income were recorded as a result of our DAC recoverability or loss recognition testing.

   (j) Intangible Assets

   Present Value of Future Profits. In conjunction with the acquisition of a block of insurance policies or investment contracts, a portion of the purchase price is assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called PVFP, represents the actuarially estimated present value of future cash flows from the acquired policies. PVFP is amortized, net of accreted interest, in a manner similar to the amortization of DAC.

   We regularly review all of these assumptions and periodically test PVFP for recoverability. For deposit products, if the current present value of estimated future gross profits is less than the unamortized PVFP for a line of business, a charge to income is recorded for additional PVFP amortization. For other products, if the benefit reserve plus anticipated future premiums and interest income for a line of business are less than the current estimate of future benefits and expenses (including any unamortized PVFP), a charge to income is recorded for additional PVFP amortization or for increased benefit reserves. For the years ended December 31, 2008, 2007 and 2006, no charges to income were recorded as a result of our PVFP recoverability or loss recognition testing.

   Deferred Sales Inducements to Contractholders. We defer sales inducements to contractholders for features on variable annuities that entitle the contractholder to an incremental amount to be credited to the account value upon making a deposit, and for fixed annuities with crediting rates higher than the contract's expected ongoing

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

crediting rates for periods after the inducement. Deferred sales inducements to contractholders are reported as a separate intangible asset and amortized in benefits and other changes in policy reserves using the same methodology and assumptions used to amortize DAC.

   Software. Purchased software and certain application development costs related to internally developed software are capitalized above de minimus thresholds. When the software is ready for its intended use, the amounts capitalized are amortized over the expected useful life, not to exceed five years.

   (k) Goodwill

   Goodwill is not amortized but is tested for impairment at least annually and between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of the reporting unit below its carrying value. We test goodwill using a fair value approach, which requires the use of estimates and judgment, at the "reporting unit" level. A reporting unit is the operating segment, or a business one level below that operating segment (the "component" level) if discrete financial information is prepared and regularly reviewed by management at the component level. We recognize an impairment charge for any amount by which the carrying amount of a reporting unit's goodwill exceeds its fair value.

   The determination of fair value for our reporting units is primarily based on an income approach whereby we use discounted cash flows for each reporting unit. When available, and as appropriate, we use market approaches or other valuation techniques to corroborate discounted cash flow results. The discounted cash flow model used for each reporting unit is based on either: operating income or statutory distributable income, depending on the reporting unit being valued.

   The cash flows used to determine fair value are dependent on a number of significant management assumptions based on our historical experience, our expectations of future performance and expected economic environment. Our estimates are subject to change given the inherent uncertainty in predicting future performance and cash flows, which are impacted by such things as policyholder behavior, competitor pricing, new product introductions and specific industry and market conditions. Additionally, the discount rate used in our discounted cash flow approach is based on management's judgment of the appropriate rate for each reporting unit based on the relative risk associated with the projected cash flows.

   There was no goodwill impairment charge recorded in 2008, 2007 or in 2006. See note 6 for additional information related to goodwill.

   (l) Reinsurance

   Premium revenue, benefits and acquisition and operating expenses, net of deferrals, are reported net of the amounts relating to reinsurance ceded to and assumed from other companies. Amounts due from reinsurers for incurred and estimated future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies. Premium revenue, benefits and acquisition and operating expenses, net of deferrals, for reinsurance assumed contracts that do not qualify for reinsurance accounting are accounted for under the deposit method of accounting.

   (m) Derivatives

   Derivative financial instruments are used to manage risk through one of four principal risk management strategies including: (i) liabilities; (ii) invested assets; (iii) portfolios of assets or liabilities; and (iv) forecasted transactions.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   On the date we enter into a derivative contract, management designates the derivative as a hedge of the identified exposure (fair value or cash flow). If a derivative does not qualify for hedge accounting according to SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended, the changes in its fair value and all scheduled periodic settlement receipts and payments are reported in income.

   We formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. In this documentation, we specifically identify the asset, liability or forecasted transaction that has been designated as a hedged item, state how the hedging instrument is expected to hedge the risks related to the hedged item, and set forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure hedge ineffectiveness. We generally determine hedge effectiveness based on total changes in fair value of the hedged item attributable to the hedged risk and the total changes in fair value of the derivative instrument.

   We discontinue hedge accounting prospectively when: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; or (iv) it is probable that the forecasted transaction will not occur.

   For all qualifying and highly effective cash flow hedges, the effective portion of changes in fair value of the derivative instrument is reported as a component of other comprehensive income (loss). The ineffective portion of changes in fair value of the derivative instrument is reported as a component of income. When hedge accounting is discontinued because it is probable that a forecasted transaction will not occur, the derivative continues to be carried on the consolidated balance sheets at its fair value, and gains and losses that were accumulated in other comprehensive income (loss) are recognized immediately in income. When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in other comprehensive income (loss) and is recognized when the transaction affects income; however, prospective hedge accounting for the transaction is terminated. In all other situations in which hedge accounting is discontinued on a cash flow hedge, amounts previously deferred in other comprehensive income
(loss) are reclassified into income when income is impacted by the variability of the cash flow of the hedged item.

   For all qualifying and highly effective fair value hedges, the changes in fair value of the derivative instrument are reported in income. In addition, changes in fair value attributable to the hedged portion of the underlying instrument are reported in income. When hedge accounting is discontinued because it is determined that the derivative no longer qualifies as an effective fair value hedge, the derivative continues to be carried on the consolidated balance sheets at its fair value, but the hedged asset or liability will no longer be adjusted for changes in fair value. In all other situations in which hedge accounting is discontinued, the derivative is carried at its fair value in the consolidated balance sheets, with changes in its fair value recognized in the current period as income.

   We may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, we assess whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determine whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument.

   If it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded in the consolidated balance sheets at fair value and are classified consistent with their host contract. Changes in their fair value are recognized in the current period in income. If we are unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the consolidated balance sheets at fair value, with changes in fair value recognized in the current period in income.

   Changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments are reported in net investment gains (losses).

   (n) Separate Accounts

   The separate account assets represent funds for which the investment income and investment gains and losses accrue directly to the variable annuity contractholders and variable life insurance policyholders. We assess mortality and expense risk fees and administration charges on the assets allocated to the separate accounts. The separate account assets are carried at fair value and are equal to the liabilities that represent the contractholders' and policyholders' equity in those assets.

   (o) Insurance Reserves

   Future Policy Benefits

   We account for the liability for future policy benefits in accordance with SFAS No. 60, Accounting and Reporting by Insurance Enterprises. We include insurance-type contracts, such as traditional life insurance in the liability for future policy benefits. Insurance-type contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits less the present value of future net premiums based on mortality, morbidity and other assumptions, which are appropriate at the time the policies are issued or acquired. These assumptions are periodically evaluated for potential reserve deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported and claims in the process of settlement. This estimate is based on our historical experience and that of the insurance industry, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

   Policyholder Account Balances

   We account for the liability for policyholder account balances in accordance with SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments. We include investment-type contracts and our universal life insurance contracts in the liability for policyholder account balances. Investment-type contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholders' contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

   (p) Liability for Policy and Contract Claims

   The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

reporting period. The estimated liability includes requirements for future payments of: (a) claims that have been reported to the insurer; (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated; and (c) claim adjustment expenses. Claim adjustment expenses include costs incurred in the claim settlement process such as legal fees and costs to record, process and adjust claims. Management considers the liability for policy and contract claims provided to be satisfactory to cover the losses that have occurred. Management monitors actual experience, and where circumstances warrant, will revise its assumptions. The methods of determining such estimates and establishing the reserves are reviewed continuously and any adjustments are reflected in operations in the period in which they become known. Future developments may result in losses and loss expenses greater or less than the liability for policy and contract claims provided.

   (q) Income Taxes

   We account for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes. The deferred tax assets and/or liabilities are determined by multiplying the differences between the financial reporting and tax reporting bases for assets and liabilities by the enacted tax rates expected to be in effect when such differences are recovered or settled, if there is no change in the law. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date.

   For the period beginning January 1, 2004, and ending on the date of the transfer of our outstanding capital stock to Genworth, we were included in the consolidated federal income tax return of General Electric ("GE"). During this period, we were subject to a tax-sharing arrangement that allocated taxes on a separate company basis, but provided benefit for current utilization of losses and credits.

   Subsequent to the transfer of our outstanding capital stock to Genworth, we filed a consolidated life insurance federal income tax return with our parent, GLIC, and its other life insurance affiliates. We are subject to a separate tax-sharing agreement, as approved by state insurance regulators, which allocates taxes on a separate company basis but provides benefit for current utilization of losses and credits. Intercompany balances are settled at least annually.

   We are party to an assumption agreement with our indirect parent company, Genworth North America Corporation ("GNA"), whereby GNA assumes responsibility for any tax contingencies (that will not give rise to future reversals) on our behalf. These contingencies are reflected as an expense of the Company when incurred and are included in current tax expense. The Company recognizes the corresponding amount as a change in stockholder's equity since the liability for the contingency is assumed by GNA.

   (r) Variable Interest Entities

   We are involved in certain entities that are considered variable interest entities ("VIEs") as defined under U.S. GAAP, and, accordingly, we evaluate the VIE to determine whether we are the primary beneficiary and are required to consolidate the assets and liabilities of the entity. The determination of the primary beneficiary for a VIE can be complex and requires management judgment regarding the expected results of the entity and how those results are absorbed by beneficial interest holders. We also have retained interests in VIEs where we are the servicer and transferor of certain assets that were sold to a newly created VIE and are also the servicer for certain VIEs. As of December 31, 2008 and 2007, we were not required to consolidate any VIEs as a result of our interest in any of the respective entities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (s) Accounting Changes

   Impairment Guidance of EITF Issue No. 99-20

   On December 31, 2008, we adopted FASB Staff Position ("FSP") EITF 99-20-1, Amendments to the Impairment Guidance of EITF Issue No. 99-20. The FSP amends the impairment guidance effective October 1, 2008 for investments that are subject to FASB Emerging Issues Task Force ("EITF") Issue No. 99-20 requiring all available information be used to produce our best estimate of cash flows rather than relying exclusively upon what a market participant would use to determine the current fair value. The adoption of FSP EITF 99-20-1 did not have a material impact on our consolidated financial statements.

   Transfers of Financial Assets and Interests in Variable Interest Entities

   On December 31, 2008, we adopted FSP FAS 140-4 and FASB Interpretation ("FIN") 46(R)-8, Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities. The FSP amends the disclosure requirements regarding transfers of financial assets and involvement in VIEs to require additional disclosures for public entities. FSP FAS 140-4 and FIN 46(R)-8 did not have a material impact on our consolidated financial statements.

   Credit Derivatives and Certain Guarantees

   On December 31, 2008, we adopted FSP FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FASB Statement No. 161. The FSP requires certain disclosures by sellers of credit derivatives and requires additional disclosure about the current status of the payment/performance risk of guarantees. The adoption of FSP FAS 133-1 and FIN 45-4 did not have a material impact on our consolidated financial statements.

   Other-Than-Temporary Impairments on Available-For-Sale Securities

   On October 14, 2008, the Office of the Chief Accountant at the U.S Securities and Exchange Commission, issued a letter to the FASB that stated, given the debt characteristics of hybrid securities, they would not object to the application of a debt impairment model to hybrid investments provided there has been no evidence of deterioration in credit of the issuer. A debt impairment model could be used for filings subsequent to October 14, 2008, until the FASB further addresses the appropriate impairment model. As a result, management began using and will continue to use the debt impairment model as long as there has been no evidence of deterioration in credit of the issuer as of the balance sheet date.

   Fair Value Measurements

   On January 1, 2008, we adopted SFAS No. 157, Fair Value Measurements. This statement defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. The adoption of SFAS
No. 157 did not have a material impact on our consolidated financial statements. Additionally, on January 1, 2008, we elected the partial adoption of SFAS No. 157 under the provisions of FSP FAS 157-2, which amends SFAS
No. 157 to allow an entity to delay the application of this statement until January 1, 2009 for certain non-financial assets and liabilities. Under the provisions of the FSP, we will delay the application of SFAS No. 157 for fair value measurements used in the impairment testing of goodwill and indefinite-lived intangible assets and eligible non-financial assets and liabilities included within a business combination. On October 10, 2008, we adopted FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market For That Asset Is Not Active. The FSP provides guidance and clarification on how

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

management's internal assumptions, observable market information and market quotes are considered when applying SFAS No. 157 in inactive markets. The adoption of FSP FAS 157-3 did not have a material impact on our consolidated financial statements.

   Fair Value Option for Financial Assets and Financial Liabilities

   On January 1, 2008, we adopted SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities. This statement provides an option, on specified election dates, to report selected financial assets and liabilities, including insurance contracts, at fair value. Subsequent changes in fair value for designated items are reported in income in the current period. The adoption of SFAS No. 159 did not impact our consolidated financial statements as no items were elected for measurement at fair value upon initial adoption. We will continue to evaluate eligible financial assets and liabilities on their election dates. Any future elections will be disclosed in accordance with the provisions outlined in the statement.

   Amendment of FASB Interpretation No. 39

   On January 1, 2008, we adopted FSP FIN No. 39-1, Amendment of FASB Interpretation No. 39. This FSP amends FIN No. 39, Offsetting of Amounts Related to Certain Contracts, to allow fair value amounts recognized for collateral to be offset against fair value amounts recognized for derivative instruments that are executed with the same counterparty under certain circumstances. The FSP also requires an entity to disclose the accounting policy decision to offset, or not to offset, fair value amounts in accordance with FIN No. 39, as amended. We do not, and have not previously, offset the fair value amounts recognized for derivatives with the amounts recognized as collateral.

   Accounting for Uncertainty in Income Taxes

   On January 1, 2007, we adopted FIN No. 48, Accounting for Uncertainty in Income Taxes. This guidance clarifies the criteria that must be satisfied to recognize the financial statement benefit of a position taken in our tax returns. The criteria for recognition in the consolidated financial statements set forth in FIN No. 48 require an affirmative determination that it is more likely than not, based on a tax position's technical merits, that we are entitled to the benefit of that position.

   Upon adoption of FIN No. 48 on January 1, 2007, the total amount of unrecognized tax benefits was $74.3 million, of which, $53.3 million, if recognized, would affect the effective tax rate.

   Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts

   On January 1, 2007, we adopted the American Institute of Certified Public Accountants Statement of Position ("SOP") 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts. This statement provides guidance on accounting for deferred acquisition costs and other balances on an internal replacement, defined broadly as a modification in product benefits, features, rights or coverages that occurs by the exchange of an existing contract for a new contract, or by amendment, endorsement or rider to an existing contract, or by the election of a benefit, feature, right or coverage within an existing contract. The adoption of SOP 05-1 had no impact on our consolidated results of operations and financial position.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (t) Accounting Pronouncements Not Yet Adopted

   In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities--an amendment of FASB Statement No. 133. This statement requires enhanced disclosures about an entity's derivative and hedging activities. SFAS No. 161 will be effective for us on January 1, 2009. We do not expect SFAS No. 161 to have a material impact on our consolidated financial statements.

   In December 2007, FASB issued SFAS No. 141R, Business Combinations. This statement establishes principles and requirements for how an acquirer recognizes and measures certain items in a business combination, as well as disclosures about the nature and financial effects of a business combination. SFAS No. 141R will be effective for us on January 1, 2009 and will be applied to business combinations for which the acquisition date is on or after the effective date. We do not expect SFAS No. 141R to have a material impact on our consolidated financial statements.

   In December 2007, FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements--an amendment of ARB No. 51. This statement establishes accounting and reporting standards for noncontrolling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will be effective for us on January 1, 2009 and will be applied prospectively as of the effective date. We do not expect SFAS No. 160 to have a material impact on our consolidated financial statements.

(3) Investments

   (a) Net Investment Income

   Sources of net investment income for the years ended December 31 were as follows:

(Amounts in millions)                                 2008     2007      2006
---------------------                                ------  --------  --------
Fixed maturity securities--taxable.................. $773.6  $  928.0  $  864.9
Commercial mortgage loans...........................  168.4     183.8     184.0
Equity securities...................................    3.5       3.9       0.8
Other investments...................................   (1.4)     71.0      58.7
Policy loans........................................   29.7      28.2      30.1
                                                     ------  --------  --------
   Gross investment income before expenses and fees.  973.8   1,214.9   1,138.5
Expenses and fees...................................  (25.5)    (25.0)    (21.6)
                                                     ------  --------  --------
   Net investment income............................ $948.3  $1,189.9  $1,116.9
                                                     ======  ========  ========

   (b) Net Investment Gains (Losses)

   Net investment gains (losses) for the years ended December 31 were as follows:

 (Amounts in millions)                                  2008    2007    2006
 ---------------------                                -------  ------  ------
 Available-for-sale securities:
    Realized gains on sale........................... $  31.7  $  9.8  $ 24.7
    Realized losses on sale..........................   (56.2)  (30.2)  (25.7)
 Impairments.........................................  (820.7)  (62.4)   (0.5)
 Derivatives and other...............................   (93.6)   (3.8)    5.7
 Net unrealized gains (losses) on trading securities.     2.6    (2.6)   (1.1)
 Commercial mortgage loan loss reserve...............    (0.5)   (1.9)     --
                                                      -------  ------  ------
    Net investments gains (losses)................... $(936.7) $(91.1) $  3.1
                                                      =======  ======  ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Derivative instruments primarily consist of changes in the fair value of non-qualifying derivatives, including embedded derivatives, changes in fair value of certain derivatives and related hedged items in fair value hedge relationships and hedge ineffectiveness on qualifying derivative instruments.

   (c) Unrealized Investment Gains and Losses

   Net unrealized gains and losses on investment securities classified as available-for-sale and other invested assets are reduced by deferred income taxes and adjustments to PVFP and DAC that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of accumulated other comprehensive income (loss) as of December 31 were as follows:

(Amounts in millions)                                                              2008      2007    2006
---------------------                                                           ---------  -------  ------
Net unrealized gains (losses) on investment securities:
   Fixed maturity securities................................................... $(2,565.1) $(508.1) $ 69.0
   Equity securities...........................................................      (9.6)     3.5     1.2
   Restricted other invested assets............................................     (57.6)   (15.3)   (6.8)
   Investment in unconsolidated subsidiary.....................................    (152.5)   (10.5)     --
   Other invested assets.......................................................       0.7       --      --
                                                                                ---------  -------  ------
       Subtotal................................................................  (2,784.1)  (530.4)   63.4
                                                                                ---------  -------  ------
Adjustments to present value of future profits and deferred acquisitions costs.     311.4     12.3   (30.2)
Deferred income taxes, net.....................................................     823.0    179.9   (11.5)
                                                                                ---------  -------  ------
Net unrealized investment gains (losses)....................................... $(1,649.7) $(338.2) $ 21.7
                                                                                =========  =======  ======

   The change in net unrealized gains (losses) on available-for-sale investment securities reported in accumulated other comprehensive income (loss) for the years ended December 31 was as follows:

(Amounts in millions)                                                              2008      2007     2006
---------------------                                                           ---------  -------  -------
Net unrealized investment gains (losses) as of January 1....................... $  (338.2) $  21.7  $  84.1
                                                                                ---------  -------  -------
Unrealized gains (losses) arising during the period:
   Unrealized gains (losses) on investment securities..........................  (3,097.8)  (673.8)  (122.5)
   Adjustment to deferred acquisition costs....................................     150.8     14.8      4.7
   Adjustment to present value of future profits...............................     148.3     27.7     20.8
   Provision for deferred income taxes.........................................     938.5    219.4     33.5
                                                                                ---------  -------  -------
       Change in unrealized gains (losses) on investment securities............  (1,860.2)  (411.9)   (63.5)
Reclassification adjustments to net investment (gains) losses, net of deferred
  taxes of $(295.4), $(28.0) and $(0.5)........................................     548.7     52.0      1.1
                                                                                ---------  -------  -------
Net unrealized investment gains (losses) as of December 31..................... $(1,649.7) $(338.2) $  21.7
                                                                                =========  =======  =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (d) Fixed Maturity and Equity Securities

   As of December 31, 2008, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                                       Gross      Gross
                                                         Amortized   unrealized unrealized
(Amounts in millions)                                   cost or cost   gains      losses   Fair value
---------------------                                   ------------ ---------- ---------- ----------
Fixed maturity securities:
   U.S. government, agencies and government sponsored
     entities..........................................  $   158.3     $15.9    $      --  $   174.2
   Government--non-U.S.................................      178.7       3.9        (20.4)     162.2
   U.S. corporate......................................    6,209.1      30.7       (856.5)   5,383.3
   Corporate--non-U.S..................................    1,815.1       3.7       (481.7)   1,337.1
   Mortgage and asset-backed...........................    4,975.6      26.6     (1,287.3)   3,714.9
                                                         ---------     -----    ---------  ---------
       Total fixed maturity securities.................   13,336.8      80.8     (2,645.9)  10,771.7
Equity securities......................................       99.6       0.9        (10.5)      90.0
                                                         ---------     -----    ---------  ---------
       Total available-for-sale securities.............  $13,436.4     $81.7    $(2,656.4) $10,861.7
                                                         =========     =====    =========  =========

   As of December 31, 2007, the amortized cost or cost, gross unrealized gains (losses) and fair value of our fixed maturity and equity securities classified as available-for-sale were as follows:

                                                                       Gross      Gross
                                                         Amortized   unrealized unrealized
(Amounts in millions)                                   cost or cost   gains      losses   Fair value
---------------------                                   ------------ ---------- ---------- ----------
Fixed maturity securities:
   U.S. government, agencies and government sponsored
     entities..........................................  $   189.3     $ 18.0    $  (0.1)  $   207.2
   Government--non-U.S.................................      293.0       28.1       (1.4)      319.7
   U.S. corporate......................................    6,983.1       99.6     (207.3)    6,875.4
   Corporate--non-U.S..................................    1,881.6        9.5      (79.7)    1,811.4
   Mortgage and asset-backed...........................    6,398.4       25.7     (400.5)    6,023.6
                                                         ---------     ------    -------   ---------
       Total fixed maturity securities.................   15,745.4      180.9     (689.0)   15,237.3
Equity securities......................................       60.5        3.6       (0.1)       64.0
                                                         ---------     ------    -------   ---------
       Total available-for-sale securities.............  $15,805.9     $184.5    $(689.1)  $15,301.3
                                                         =========     ======    =======   =========

   We generally intend to hold securities in unrealized loss positions until they recover. However, from time to time, our intent on an individual security may change, based upon market or other unforeseen developments. In such instances, we sell securities in the ordinary course of managing our portfolio to meet diversification, credit quality, yield and liquidity requirements. If a loss is recognized from a sale subsequent to a balance sheet date due to these unexpected developments, the loss is recognized in the period in which the intent to hold the securities to recovery no longer exists. The aggregate fair value of securities sold at a loss during the twelve months ended December 31, 2008 was $443.9 million, which was approximately 88.8% of book value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2008:

                                                Less than 12 months               12 months or more
                                          -------------------------------- --------------------------------
                                                       Gross                            Gross
                                                     unrealized    # of               unrealized    # of
(Dollar amounts in millions)              Fair value   losses   securities Fair value   losses   securities
----------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturity securities:
   Government--non-U.S...................  $  105.9   $ (14.9)      51      $    8.3  $    (5.5)      12
   U.S. corporate........................   2,357.5    (264.7)     428       2,115.4     (591.8)     367
   Corporate--non-U.S....................     561.9    (118.3)     148         675.4     (363.4)     109
   Asset-backed..........................     180.4     (14.7)      46       1,758.7     (513.4)     253
   Mortgage-backed.......................     324.0     (72.8)     126         958.1     (686.4)     337
                                           --------   -------      ---      --------  ---------    -----
   Subtotal, fixed maturity securities...   3,529.7    (485.4)     799       5,515.9   (2,160.5)   1,078
Equity securities........................      25.3     (10.1)       3           1.7       (0.4)       4
                                           --------   -------      ---      --------  ---------    -----
Total temporarily impaired securities....  $3,555.0   $(495.5)     802      $5,517.6  $(2,160.9)   1,082
                                           ========   =======      ===      ========  =========    =====
% Below cost--fixed maturity securities:
   (less than)20% Below cost.............  $3,016.3   $(241.1)     595      $2,957.6  $  (326.2)     436
   20-50% Below cost.....................     494.0    (222.7)     175       2,079.2   (1,030.9)     433
   (greater than)50% Below cost..........      19.4     (21.6)      29         479.1     (803.4)     209
                                           --------   -------      ---      --------  ---------    -----
   Total fixed maturity securities.......   3,529.7    (485.4)     799       5,515.9   (2,160.5)   1,078
                                           --------   -------      ---      --------  ---------    -----
% Below cost--equity securities:
   (less than)20% Below cost.............       1.9      (0.4)       1           1.0       (0.2)       1
   20-50% Below cost.....................      23.4      (9.7)       2           0.7       (0.2)       3
                                           --------   -------      ---      --------  ---------    -----
   Total equity securities...............      25.3     (10.1)       3           1.7       (0.4)       4
                                           --------   -------      ---      --------  ---------    -----
Total temporarily impaired securities....  $3,555.0   $(495.5)     802      $5,517.6  $(2,160.9)   1,082
                                           ========   =======      ===      ========  =========    =====
Investment grade.........................  $3,269.5   $(436.1)     625      $5,251.9  $(2,021.8)     969
Below investment grade...................     285.5     (59.4)     177         265.7     (139.1)     113
                                           --------   -------      ---      --------  ---------    -----
Total temporarily impaired securities....  $3,555.0   $(495.5)     802      $5,517.6  $(2,160.9)   1,082
                                           ========   =======      ===      ========  =========    =====

   The investment securities in an unrealized loss position as of December 31, 2008 consisted of 1,884 securities and accounted for unrealized losses of $2,656.4 million. Of these unrealized losses, 92.5% were investment grade (rated AAA through BBB-) and 21.4% were less than 20% below cost. The securities less than 20% below cost were primarily corporate securities and mortgage-backed and asset-backed securities. The amount of the unrealized loss on these securities was primarily attributable to widening credit spreads during 2008.

   Of the 78.6% of unrealized losses that were more than 20% below cost, approximately 47.2% were U.S. and non-U.S. corporate securities and approximately 52.4% were mortgage-backed and asset-backed securities.

  . Of the U.S. and non-U.S. corporate securities, the majority were issued by banks and other financial institutions, most of which have been in an unrealized loss position for twelve months or more. Most of these securities retain a credit rating of investment grade. The remaining unrealized losses in our U.S.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006

     and non-U.S. corporate securities are evenly distributed across all other major industry types that comprise our corporate bond holdings. Given the current market conditions, including current financial industry events and uncertainty around economic conditions, the fair value of these securities has declined due to widening credit spreads. In our examination of these securities, we considered all available evidence, including the issuers' financial condition and current industry events, along with our ability and intent to retain these investments for a period of time sufficient to allow for full recovery in value or until maturity. Based on this evaluation, we determined that these securities were temporarily impaired as of December 31, 2008.

  . A subset of the securities issued by banks and other financial institutions represent investments in hybrid instruments on which a debt impairment model was employed. The majority of these hybrid securities was with foreign financial institutions and retains a credit rating of investment grade. A small number of these securities are rated below investment grade and therefore on these securities we employ an equity impairment model. The fair value of these securities has been impacted by widening credit spreads which reflect current financial industry events including uncertainty surrounding the level and type of government support of European financial institutions, potential capital restructuring of these institutions and the risk that these institutions could be nationalized.

  . Most of the unrealized losses related to mortgage-backed and asset-backed securities have been in an unrealized loss position for twelve months or more. Given the current market conditions and limited trading on these securities, the fair value of these securities has declined due to widening credit spreads and high premiums for illiquidity. Rating agencies have actively reviewed the credit quality ratings on these securities and these securities remain primarily investment grade. We have examined the performance of the underlying collateral and expect that our investments in mortgage-backed and asset-backed securities will continue to perform in accordance with their contractual terms with no adverse changes in cash flows.

   Of the investment securities in an unrealized loss position for twelve months or more as of December 31, 2008, 79 securities were 20% or more below cost and below investment grade (rated BB+ and below). These securities accounted for unrealized losses of $163.3 million. These securities, which were issued primarily by corporations in the financial services, utilities, consumer cyclical and communication industries and residential mortgage-backed securities, were current on all terms.

   As of December 31, 2008, we expected to collect full principal and interest and we were not aware of any adverse changes in cash flows. We expect these investments to continue to perform in accordance with their original contractual terms and we have the ability and intent to hold these investment securities until the recovery of the fair value up to the cost of the investment, which may be at maturity. Accordingly, we do not consider these investments to be other-than-temporarily impaired as of December 31, 2008.

   The preceding table includes certain hybrid securities with gross unrealized losses of approximately $8.8 million that were downgraded in early 2009. The rating actions, which were considered by management in our conclusion about whether such securities were other-than-temporarily impaired as of December 31, 2008, occurred after a capital restructuring announced by the issuer in January 2009. These subsequent events included rating downgrades to below investment grade that resulted in the assignment of split ratings by the rating agencies on these securities. As a result, in the first quarter of 2009, it is probable that we will apply the equity impairment model to such securities and application of this equity impairment model would lead us to recognize write-downs on such securities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Despite the considerable analysis and rigor employed on these investments, it is at least reasonably possible that the underlying collateral of these investments will perform worse than current market expectations. Such events may lead to adverse changes in cash flows on our holdings of asset-backed and mortgage-backed securities and potential future write-downs within our portfolio of asset-backed and mortgage-backed securities. Expectations that our investments in corporate securities will continue to perform in accordance with their contractual terms are based on evidence gathered through our normal credit surveillance process. Although we do not anticipate such events, it is at least reasonably possible that issuers of our investments in corporate securities will perform worse than current expectations. Such events may lead us to recognize potential future write-downs within our portfolio of corporate securities. It is also reasonably possible that such unanticipated events would lead us to dispose of those certain holdings and recognize the effects of any market movements in our consolidated financial statements.

   The following table presents the gross unrealized losses and fair values of our investment securities, aggregated by investment type and length of time that individual investment securities have been in a continuous unrealized loss position, as of December 31, 2007:

                                                Less than 12 months               12 months or more
                                          -------------------------------- --------------------------------
                                                       Gross                            Gross
                                                     unrealized    # of               unrealized    # of
(Dollar amounts in millions)              Fair value   losses   securities Fair value   losses   securities
----------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Description of Securities
Fixed maturity securities:
   U.S. government, agencies and
     government sponsored entities.......  $   16.7   $  (0.1)        2     $     --   $    --       --
   Government--non-U.S...................      26.1      (1.4)       19           --        --       --
   U.S. corporate........................   2,512.4    (114.3)      352      1,313.9     (93.0)     242
   Corporate--non-U.S....................     977.7     (48.9)      124        416.1     (30.8)      70
   Asset-backed..........................   2,271.2    (184.7)      281        873.9     (59.5)     106
   Mortgage-backed.......................   1,613.6    (106.7)      289        463.3     (49.6)     127
                                           --------   -------     -----     --------   -------      ---
   Subtotal, fixed maturity securities...   7,417.7    (456.1)    1,067      3,067.2    (232.9)     545
Equity securities........................        --        --        --          0.8      (0.1)       2
                                           --------   -------     -----     --------   -------      ---
Total temporarily impaired securities....  $7,417.7   $(456.1)    1,067     $3,068.0   $(233.0)     547
                                           ========   =======     =====     ========   =======      ===
% Below cost--fixed maturity securities:
   (less than)20% Below cost.............  $7,210.4   $(308.9)      990     $2,991.2   $(183.9)     509
   20-50% Below cost.....................     172.2     (94.9)       54         69.5     (33.3)      28
   (greater than)50% Below cost..........      35.1     (52.3)       23          6.5     (15.7)       8
                                           --------   -------     -----     --------   -------      ---
   Total fixed maturity securities.......   7,417.7    (456.1)    1,067      3,067.2    (232.9)     545
                                           --------   -------     -----     --------   -------      ---
% Below cost--equity securities:
   (less than)20% Below cost.............        --        --        --          0.8      (0.1)       2
                                           --------   -------     -----     --------   -------      ---
   Total equity securities...............        --        --        --          0.8      (0.1)       2
                                           --------   -------     -----     --------   -------      ---
Total temporarily impaired securities....  $7,417.7   $(456.1)    1,067     $3,068.0   $(233.0)     547
                                           ========   =======     =====     ========   =======      ===

Investment grade.........................  $7,129.5   $(442.2)      982     $2,963.5   $(219.4)     508
Below investment grade...................     288.2     (13.9)       85        104.5     (13.6)      39
                                           --------   -------     -----     --------   -------      ---
Total temporarily impaired securities....  $7,417.7   $(456.1)    1,067     $3,068.0   $(233.0)     547
                                           ========   =======     =====     ========   =======      ===

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The scheduled maturity distribution of fixed maturity securities as of December 31, 2008 is set forth below. Actual maturities may differ from contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               Amortized cost
       (Amounts in millions)                      or cost     Fair value
       ---------------------                   -------------- ----------
       Due in one year or less................   $   441.0    $   439.1
       Due after one year through five years..     2,341.5      2,078.5
       Due after five years through ten years.     1,964.4      1,602.0
       Due after ten years....................     3,614.3      2,937.2
                                                 ---------    ---------
          Subtotal............................     8,361.2      7,056.8
       Mortgage and asset-backed..............     4,975.6      3,714.9
                                                 ---------    ---------
          Total...............................   $13,336.8    $10,771.7
                                                 =========    =========

   As of December 31, 2008, $1,197.6 million of our investments (excluding mortgage and asset-backed securities) were subject to certain call provisions.

   As of December 31, 2008, securities issued by finance and insurance, utilities and energy, and consumer--non-cyclical industry groups represented approximately 29.4%, 22.2% and 12.2% of our domestic and foreign corporate fixed maturity securities portfolio, respectively. No other industry group comprised more than 10% of our investment portfolio. This portfolio is widely diversified among various geographic regions in the U.S. and internationally, and is not dependent on the economic stability of one particular region.

   As of December 31, 2008, we did not hold any fixed maturity securities which individually exceeded 10% of stockholder's equity.

   As of December 31, 2008 and 2007, $8.8 million and $8.2 million, respectively, of securities were on deposit with various state government insurance departments in order to comply with relevant insurance regulations.

   (e) Commercial Mortgage Loans

   Our mortgage loans are collateralized by commercial properties, including multi-family residential buildings. The carrying value of commercial mortgage loans is stated at original cost net of prepayments, amortization and allowance for loan losses.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   We diversify our commercial mortgage loans by both property type and geographic region. The following tables set forth the distribution across property type and geographic region for commercial mortgage loans as of the dates indicated:

                                                                         December 31,
                                                      --------------------------------------------------
                                                                2008                      2007
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Property Type
Office...............................................    $  729.4       26.9%      $  850.6       28.6%
Retail...............................................       711.9       26.3          747.4       25.2
Industrial...........................................       709.7       26.2          769.9       25.9
Apartments...........................................       277.0       10.2          315.9       10.6
Hotel................................................       254.7        9.4          254.1        8.5
Mixed use/other......................................        26.6        1.0           34.8        1.2
                                                         --------      -----       --------      -----
   Total principal balance...........................     2,709.3      100.0%       2,972.7      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................         2.2                       2.3
   Allowance for losses..............................        (7.4)                     (6.9)
                                                         --------                  --------
   Total.............................................    $2,704.1                  $2,968.1
                                                         ========                  ========

                                                                         December 31,
                                                      --------------------------------------------------
                                                                2008                      2007
                                                      ------------------------  ------------------------
(Amounts in millions)                                 Carrying value % of total Carrying value % of total
---------------------                                 -------------- ---------- -------------- ----------
Geographic Region
South Atlantic.......................................    $  801.5       29.6%      $  873.6       29.4%
Pacific..............................................       690.7       25.5          739.7       24.9
Middle Atlantic......................................       347.4       12.8          390.4       13.1
East North Central...................................       268.0        9.9          312.3       10.5
Mountain.............................................       171.3        6.3          187.8        6.3
West North Central...................................       128.9        4.8          143.0        4.8
New England..........................................       117.5        4.3          120.4        4.1
East South Central...................................        98.5        3.6          108.1        3.6
West South Central...................................        85.5        3.2           97.4        3.3
                                                         --------      -----       --------      -----
   Total principal balance...........................     2,709.3      100.0%       2,972.7      100.0%
                                                                       =====                     =====
   Unamortized balance of loan origination fees and
     costs...........................................         2.2                       2.3
   Allowance for losses..............................        (7.4)                     (6.9)
                                                         --------                  --------
   Total.............................................    $2,704.1                  $2,968.1
                                                         ========                  ========

   For the year ended December 31, 2008, there were no mortgage originations. For the year ended December 31, 2007, we originated $66.4 million of mortgages secured by real estate in California, which represented 9.6% of our total originations for that year. As of December 31, 2008, our total mortgage holdings secured by real estate in California was $490.6 million, which was 18.1% of our total mortgage holdings.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   "Impaired" loans are defined by U.S. GAAP as loans for which it is probable that the lender will be unable to collect all amounts due according to original contractual terms of the loan agreement.

   Under these principles, we have two types of "impaired" loans: loans requiring specific allowances for losses and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral of income recognition. There were no impaired loans or non-income producing commercial mortgage loans as of or for December 31, 2008 or 2007.

   The following table presents the activity in the allowance for losses during the years ended December 31:

                 (Amounts in millions)      2008  2007   2006
                 ---------------------      ---- -----  -----
                 Balance as of January 1... $6.9 $ 5.3  $11.0
                 Provision (release).......  0.5   1.9   (5.7)
                 Transfer of AML...........   --  (0.3)    --
                                            ---- -----  -----
                 Balance as of December 31. $7.4 $ 6.9  $ 5.3
                                            ==== =====  =====

   During 2006, we reduced our reserve for commercial loan losses from $11.0 million to $5.3 million reflecting continued strong credit performance in this portfolio.

   (f) Other Invested Assets

   The following table sets forth the carrying values of our other invested assets as of the dates indicated:

                                                            December 31,
                                         --------------------------------------------------
                                                   2008                      2007
                                         ------------------------  ------------------------
(Amounts in millions)                    Carrying value % of total Carrying value % of total
---------------------                    -------------- ---------- -------------- ----------
Short-term investments..................    $  924.5       30.9%      $     --        -- %
Derivatives.............................       620.7       20.7          213.3       14.9
Derivatives counterparty collateral.....       384.9       12.9             --         --
Restricted other invested assets........       338.9       11.3          399.8       27.8
Limited partnerships....................       286.5        9.6          262.3       18.2
Investment in unconsolidated subsidiary.       219.1        7.3          346.5       24.1
Securities lending collateral...........       128.0        4.3          152.4       10.6
Trading securities......................        62.1        2.1           62.3        4.3
Other investments.......................        27.1        0.9            0.9        0.1
                                            --------      -----       --------      -----
   Total other invested assets..........    $2,991.8      100.0%      $1,437.5      100.0%
                                            ========      =====       ========      =====

   Restricted other invested assets

   On August 19, 2005, we transferred approximately $499.0 million of investment securities to an affiliated special purpose entity ("SPE") whose sole purpose is to securitize these investment securities and issue secured notes (the "Secured Notes") to various affiliated companies. The securitized investments are owned in their entirety by the SPE and are not available to satisfy the claims of our creditors. However, we are entitled to principal and interest payments made on the Secured Notes we hold. Under U.S. GAAP, the transaction is accounted for as a secured borrowing. Accordingly, the Secured Notes are included within our consolidated financial statements as available-for-sale fixed maturity securities and the liability equal to the proceeds received upon transfer has been included in other liabilities. Additionally, the investment securities transferred are included in other invested assets and are shown as restricted assets.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   As of December 31, 2008, the amortized cost or cost, gross unrealized gains (losses) and fair value of our restricted other invested assets were as follows:

                                           Amortized   Gross      Gross
                                             cost    unrealized unrealized
(Amounts in millions)                       or cost    gains      losses   Fair value
---------------------                      --------- ---------- ---------- ----------
Fixed maturity securities:
Foreign other.............................  $361.5      $0.9      $(56.3)    $306.1
U.S. corporate............................    35.0       0.9        (3.1)      32.8
                                            ------      ----      ------     ------
   Total restricted other invested assets.  $396.5      $1.8      $(59.4)    $338.9
                                            ======      ====      ======     ======

   As of December 31, 2007, the amortized cost or cost, gross unrealized gains (losses) and fair value of our restricted other invested assets were as follows:

                                           Amortized   Gross      Gross
                                             cost    unrealized unrealized
(Amounts in millions)                       or cost    gains      losses   Fair value
---------------------                      --------- ---------- ---------- ----------
Fixed maturity securities:
Foreign other.............................  $377.0      $0.7      $(16.1)    $361.6
U.S. corporate............................    38.1       0.4        (0.3)      38.2
                                            ------      ----      ------     ------
   Total restricted other invested assets.  $415.1      $1.1      $(16.4)    $399.8
                                            ======      ====      ======     ======

   Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties. The scheduled maturity distribution of the restricted other invested assets as of December 31, 2008 was as follows:

                                                   Amortized
                                                     cost
        (Amounts in millions)                       or cost  Fair value
        ---------------------                      --------- ----------
        Due in one year or less...................  $ 19.5     $ 19.3
        Due after one year through five years.....   196.7      170.3
        Due after five years through ten years....   138.5      121.6
        Due after ten years.......................    41.8       27.7
                                                    ------     ------
           Total restricted other invested assets.  $396.5     $338.9
                                                    ======     ======

   As of December 31, 2008, $47.8 million of our restricted other invested assets were subject to certain call provisions.

   As of December 31, 2008, we did not hold any restricted other invested assets which individually exceeded 10% of stockholder's equity.

(4) Derivative Instruments

   Our business activities routinely deal with fluctuations in interest rates and other asset prices. We use derivative financial instruments to mitigate or eliminate certain of these risks. We follow strict policies for managing each of these risks, including prohibition on derivatives market-making, speculative derivatives trading or other speculative derivatives activities. These policies require the use of derivative instruments in concert with other techniques to reduce or eliminate these risks.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Certain derivative instruments are designated as cash flow hedges under SFAS No. 133. In accordance with SFAS No. 133, the changes in fair value of these instruments are recorded as a component of other comprehensive income (loss). We designate and account for the following as cash flow hedges, when they have met the effectiveness requirements of SFAS No. 133: (i) various types of interest rate swaps to convert floating rate investments to fixed rate investments; (ii) various types of interest rate swaps to convert floating rate liabilities into fixed rate liabilities; and (iii) other instruments to hedge the cash flows of various other forecasted transactions.

   The following table provides a reconciliation of current period changes, net of applicable income taxes, for these designated derivatives presented in the separate component of stockholder's equity labeled "derivatives qualifying as hedges," for the years ended December 31:

(Amounts in millions)                                                        2008   2007   2006
---------------------                                                        ----- -----  -----
Derivatives qualifying as effective accounting hedges as of January 1....... $ 4.9 $ 0.3  $ 0.9
Current period increases in fair value, net of deferred taxes of $0.0, $0.0
  and $0.0..................................................................  41.1   4.7     --
Reclassification to net income, net of deferred taxes of $0.0, $0.0
  and $0.3..................................................................   0.1  (0.1)  (0.6)
                                                                             ----- -----  -----
Derivatives qualifying as effective accounting hedges as of December 31..... $46.1 $ 4.9  $ 0.3
                                                                             ===== =====  =====

   Derivatives qualifying as effective accounting hedges contain $45.7 million and $4.6 million, net of taxes, as of December 31, 2008 and 2007, respectively, from our investment in GLICNY. The $45.7 million, net of taxes, recorded in stockholder's equity as of December 31, 2008 is expected to be reclassified to future income through our equity in income of unconsolidated subsidiary. The remaining $0.4 million, net of taxes, is expected to be reclassified to future income, concurrently with and primarily offsetting changes in interest expense and interest income on floating-rate instruments and interest income on future fixed-rate bond purchases. No amounts were reclassified to income during the years ended December 31, 2008, 2007 or 2006 in connection with forecasted transactions that were no longer considered probable of occurring.

   Certain derivative instruments are designated as fair value hedges under SFAS No. 133. In accordance with SFAS No. 133, the changes in fair value of these instruments are recorded in income. In addition, changes in the fair value attributable to the hedged portion of the underlying instrument are reported in income. We designate and account for the following as fair value hedges when they have met the effectiveness requirements of SFAS No. 133:
(i) various types of interest rate swaps to convert fixed rate investments to floating rate investments; (ii) various types of interest rate swaps to convert fixed rate liabilities into floating rate liabilities; and (iii) other instruments to hedge various other fair value exposures of investments.

   We also enter into certain non-qualifying derivative instruments such as:
(i) interest rate swaps and financial futures to mitigate interest rate risk as part of managing regulatory capital positions; (ii) credit default swaps to enhance yield and reproduce characteristics of investments with similar terms and credit risk; and (iii) equity index options, interest rate swaps and financial futures to mitigate the risks associated with liabilities that have guaranteed minimum benefits.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Positions in derivative instruments

   The fair value of derivative instruments is based upon either prices obtained from market sources or pricing valuation models utilizing market inputs obtained from market sources. The following table sets forth our positions in derivative instruments and the fair values as of the dates indicated:

                                             December 31,
                        -------------------------------------------------------
                                   2008                        2007
                        --------------------------- ---------------------------
                        Notional                    Notional
 (Amounts in millions)   value   Assets Liabilities  value   Assets Liabilities
 ---------------------  -------- ------ ----------- -------- ------ -----------
 Interest rate swaps... $4,460.2 $510.4    $62.1    $2,513.7 $ 73.8    $24.4
 Financial futures.....  1,278.8     --       --        12.5     --       --
 Equity index options..    511.3  104.9       --       877.6  115.6       --
 Limited guarantee.....    250.0    5.4       --       250.0   23.9       --
 Credit default swaps..     56.1     --      5.1          --     --       --
                        -------- ------    -----    -------- ------    -----
    Total derivatives.. $6,556.4 $620.7    $67.2    $3,653.8 $213.3    $24.4
                        ======== ======    =====    ======== ======    =====

   The fair value of derivative assets was recorded in other invested assets and the fair value of derivative liabilities was recorded in other liabilities. As of December 31, 2008 and 2007, the fair value presented in the preceding table included $442.7 million and $150.9 million, respectively, of derivative assets and $47.9 million and $14.5 million, respectively, of derivative liabilities that did not qualify for hedge accounting.

   The fair value of embedded derivatives associated with our GMWB product liabilities, not included in the table above, was $769.9 million and $30.3 million as of December 31, 2008 and 2007, respectively, and is presented in policyholder account balances with the associated liability.

   Genworth provides a limited parental guarantee to Rivermont I which is accounted for as a derivative under SFAS No. 133 and carried at fair value. This derivative does not qualify for hedge accounting and therefore changes in fair value are reported in net investment gains (losses) in the consolidated statements of income. As of December 31, 2008 and 2007, the fair value of this derivative was $5.4 million and $23.9 million, respectively, and was recorded in other invested assets.

   Income effects of derivatives

   In the context of hedging relationships, "effectiveness" refers to the degree to which fair value changes in the hedging instrument offset corresponding fair value changes in the hedged item attributable to the risk being hedged. Certain elements of hedge positions cannot qualify for hedge accounting whether effective or not, and must therefore be marked to market through income. Time value of purchased options is the most common example of such elements in instruments we use. The ineffectiveness reported in the fair value of hedge positions for the twelve months ended December 31, 2008, 2007 and 2006 was not material. There were no amounts excluded from the measure of effectiveness in the twelve months ended December 31, 2008, 2007 and 2006 related to the hedge of future cash flows.

   We hold certain derivative instruments that do not qualify for hedge accounting. The changes in fair value of these instruments are recognized currently in net investment gains (losses). For the years ended December 31, 2008, 2007 and 2006, the effect on pre-tax income (loss) was $640.8 million, $30.2 million and $(2.3) million, respectively. The effect on pre-tax income
(loss) for changes in fair value of embedded derivatives associated with our GMWB product liabilities was $(727.5) million, $(34.7) million and $5.4 million for the years ended December 31, 2008, 2007 and 2006, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Derivative counterparty credit risk

   We manage derivative counterparty credit risk on an individual counterparty basis, which means that gains and losses are netted for each counterparty to determine the amount at risk. We have set individual counterparty limits and consider our exposure to each counterparty by taking into account the specific exposures of each of our subsidiaries to such counterparty on an aggregate basis. If a counterparty exceeds credit exposure limits in terms of amounts owed to us, unless an exception is granted by management, no additional transactions are executed until the exposure with that counterparty is reduced to an amount that is within the established limit. All of our master swap agreements contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the other party's long-term unsecured debt rating or financial strength rating is below the limit defined in the applicable agreement. If the downgrade provisions had been triggered as of December 31, 2008, we could have been required to disburse up to $0.8 million and allowed to claim up to $199.5 million from counterparties. This represents the net fair value of losses and gains by counterparty, less $384.9 million of available collateral held. Of the $384.9 million of available collateral held, we were over collateralized by $30.1 million. As of December 31, 2008 and 2007, net fair value gains for each counterparty were $554.4 million and $193.1 million, respectively. As of December 31, 2008 and 2007, net fair value losses for each counterparty were $0.8 million and $4.2 million, respectively.

   Swaps and purchased options are conducted within our credit policy constraints. Our policy permits us to enter into derivative transactions with counterparties rated "A2" by Moody's and "A" by S&P if the agreements governing such transactions require us and the counterparties to provide collateral in certain circumstances. As of December 31, 2008, we retained collateral of $384.9 million related to these agreements including over collateralization from certain counterparties. Prior to the second quarter of 2008, there were no provisions requiring collateral for our derivative transactions. As of December 31, 2008 and 2007, we provided no collateral. The fair value of derivative positions presented above was not offset by the respective collateral amounts retained or provided under these agreements. The amounts recognized for the obligation to return collateral retained by us and the right to reclaim collateral from counterparties was recorded in other liabilities and other assets, respectively.

   Credit derivatives

   We sell protection under single name credit default swaps in combination with purchasing other investments to reproduce characteristics of similar investments based on the credit quality and term of the credit default swap. Credit default triggers for single name reference entities follow the Credit Derivatives Physical Settlement Matrix published by the International Swaps and Derivatives Association. Under these terms, credit default triggers are defined as bankruptcy, failure to pay or restructuring, if applicable. Our maximum exposure to credit loss equals the notional value of the credit default swaps. In the event of default, we are typically required to pay the protection holder the full notional value less a recovery rate determined at auction.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following table sets forth our credit default swaps where we sell protection on single name reference entities and the fair values as of the date indicated:

                                                       December 31, 2008
                                               ---------------------------------
(Amounts in millions)                          Notional value Assets Liabilities
---------------------                          -------------- ------ -----------
Reference entity credit rating and maturity:
AAA
   Matures after one year through five years..     $ 6.0       $--      $0.5
A
   Matures after one year through five years..      16.5        --       1.4
   Matures after five years through ten years.       5.0        --       0.3
BBB
   Matures after one year through five years..      23.6        --       2.8
   Matures after five years through ten years.       5.0        --       0.1
                                                   -----       ---      ----
   Total single name credit default swaps.....     $56.1       $--      $5.1
                                                   =====       ===      ====

(5) Deferred Acquisition Costs

   Activity impacting deferred acquisition costs for the years ended
December 31:

(Amounts in millions)                                                2008      2007      2006
---------------------                                              --------  --------  --------
Unamortized balance as of January 1............................... $2,955.5  $2,668.1  $2,162.4
   Costs deferred.................................................    399.9     488.3     489.1
   Amortization, net of interest accretion........................   (202.0)    (97.8)    (49.6)
   Transfer of AML................................................       --    (103.1)       --
   Transfer due to reinsurance transaction with an affiliate/(1)/.    (16.1)       --        --
   Adjustments/(2)/...............................................       --        --      66.2
                                                                   --------  --------  --------
Unamortized balance as of December 31.............................  3,137.3   2,955.5   2,668.1
   Accumulated effect of net unrealized investment (gains) losses.    157.5       6.7      (8.1)
                                                                   --------  --------  --------
Balance as of December 31......................................... $3,294.8  $2,962.2  $2,660.0
                                                                   ========  ========  ========

--------
/(1)/See note 7 for a discussion of a reinsurance transaction with an affiliate. /(2)/The adjustments were the result of a reclassification from future policy benefits.

   Loss recognition testing of our fee-based products in our Retirement Income and Institutional segment resulted in an increase in amortization of DAC of $46.1 million in 2008 reflecting unfavorable equity market performance.

   As of December 31, 2008, we believe all of our other businesses have sufficient future income where the related DAC would be recoverable under adverse variations in mortality, withdrawal or lapse rate, maintenance expense or interest rates that could be considered reasonably likely to occur.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(6) Intangible Assets and Goodwill

   The following table presents our intangible assets as of December 31:

                                                       2008                  2007
                                               --------------------  --------------------
                                                Gross                 Gross
                                               carrying Accumulated  carrying Accumulated
(Amounts in millions)                           amount  amortization  amount  amortization
---------------------                          -------- ------------ -------- ------------
Present value of future profits............... $  850.8   $(290.5)    $702.5    $(258.9)
Capitalized software..........................    139.5     (89.4)     113.7      (79.0)
Deferred sales inducements to contractholders.     41.6     (10.5)      27.6       (3.6)
Other.........................................      2.5      (2.5)       2.5       (2.5)
                                               --------   -------     ------    -------
   Total...................................... $1,034.4   $(392.9)    $846.3    $(344.0)
                                               ========   =======     ======    =======

   Amortization expense related to PVFP, capitalized software and other intangible assets for the years ended December 31, 2008, 2007 and 2006 was $42.0 million, $53.6 million and $62.4 million, respectively. Amortization expense related to deferred sales inducements of $6.9 million, $1.8 million and $1.0 million for the years ended December 31, 2008, 2007 and 2006, respectively, was included in benefits and other changes in policy reserves.

   (a) Present Value of Future Profits

   The following table presents the activity in PVFP for the years ended December 31:

(Amounts in millions)                                               2008    2007    2006
---------------------                                              ------  ------  ------
Unamortized balance as of January 1............................... $438.0  $512.6  $568.4
   Amortization...................................................  (55.9)  (75.2)  (87.0)
   Interest accreted at 5.8%, 5.6% and 5.8%, respectively.........   24.3    26.5    31.2
   Transfer of AML................................................     --   (25.5)     --
   Amount transferred due to a reinsurance transaction............     --    (0.4)     --
                                                                   ------  ------  ------
Unamortized balance as of December 31.............................  406.4   438.0   512.6
   Accumulated effect of net unrealized investment (gains) losses.  153.9     5.6   (22.1)
                                                                   ------  ------  ------
Balance as of December 31......................................... $560.3  $443.6  $490.5
                                                                   ======  ======  ======

   The percentage of the December 31, 2008 PVFP balance net of interest accretion, before the effect of unrealized investment gains or losses, estimated to be amortized over each of the next five years is as follows:

                                   2009. 5.6%
                                   2010. 7.0%
                                   2011. 8.3%
                                   2012. 6.8%
                                   2013. 5.4%

   Amortization expense for PVFP in future periods will be affected by acquisitions, dispositions, net investment gains (losses) or other factors affecting the ultimate amount of gross profits realized from certain lines of business. Similarly, future amortization expense for other intangibles will depend on future acquisitions, dispositions and other business transactions.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (b) Goodwill

   Our goodwill balance for the Protection segment was $450.9 million as of December 31, 2008 and 2007.

   Goodwill impairments

   During 2008, we completed our annual goodwill impairment analysis based on data as of July 1, 2008. Additionally, as a result of changes in the market environment during the second half of 2008, we performed an impairment analysis as of December 31. There was no charge to income as a result of our analyses.

   Continued deteriorating or adverse market conditions for certain businesses may have a significant impact on the fair value of our reporting units and could result in future impairments of goodwill. More specifically, our risks associated with future goodwill impairments are primarily related to exposure associated with traditional insurance risk.

(7) Reinsurance

   We reinsure a portion of our policy risks to other insurance companies in order to reduce our ultimate losses and to diversify our exposures. We also assume certain policy risks written by other insurance companies. Reinsurance accounting is followed for assumed and ceded transactions when there is adequate risk transfer. Otherwise, the deposit method of accounting is followed.

   Reinsurance does not relieve us from our obligations to policyholders. In the event that the reinsurers are unable to meet their obligations, we remain liable for the reinsured claims. We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than the relationship discussed below with Union Fidelity Life Insurance Company ("UFLIC"), we do not have significant concentrations of reinsurance with any one reinsurer that could have a material impact on our financial position.

   As of December 31, 2008, the maximum amount of individual ordinary life insurance normally retained by us on any one individual life policy was $5.0 million. We have a signed, binding letter of intent effective January 1, 2009 to coinsure approximately 60% of our new term life insurance. The retention limit for issue ages over 75 is $0.1 million; however, we increased the maximum amount to $0.5 million beginning January 1, 2007.

   On April 15, 2004, we entered into reinsurance transactions in which we ceded to UFLIC substantially all of our in-force blocks of variable annuities and structured settlements, excluding the RetireReady/SM/ Retirement Answer Variable Annuity product for contracts in-force prior to January 1, 2004. UFLIC also assumed any benefit or expense resulting from third-party reinsurance that we had on this block of business. As of December 31, 2008 and 2007, we had $3.0 billion and $5.8 billion, respectively, in retained assets that were attributable to the separate account portion of the variable annuity business and will make any payments with respect to that separate account portion directly from these assets. The reinsurance transactions with UFLIC were reported on our tax returns at fair value as determined for tax purposes, giving rise to a net reduction in current and deferred income tax liabilities and resulting in a net tax benefit. Under these reinsurance agreements, we continue to perform various management, administration and support services and receive an expense allowance from UFLIC to reimburse us for costs we incur to service the reinsured blocks. Actual costs and expense allowance amounts are determined by expense studies conducted periodically. Although we are not relieved of our primary obligations to the contractholders, the reinsurance transactions with UFLIC transfer the future financial results of the reinsured blocks to UFLIC.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   To secure the payment of its obligations to us under these reinsurance agreements, UFLIC has established trust accounts to maintain an aggregate amount of assets with a statutory book value at least equal to the statutory general account reserves attributable to the reinsured business less an amount required to be held in certain claims paying accounts. A trustee administers the trust accounts and we are permitted to withdraw from the trust accounts amounts due to us pursuant to the terms of the reinsurance agreements that are not otherwise paid by UFLIC. In addition, pursuant to a Capital Maintenance Agreement, General Electric Capital Corporation ("GE Capital"), an indirect subsidiary of GE, agreed to maintain sufficient capital in UFLIC to maintain UFLIC's risk-based capital ("RBC") at not less than 150% of its company action level, as defined from time to time by the National Association of Insurance Commissioners ("NAIC").

   We ceded to BLAC an additional $11,433.3 million of term life insurance in the fourth quarter of 2008. As part of this reinsurance transaction, we transferred DAC of $16.1 million. As of December 31, 2008, total term life insurance ceded to BLAC was $24,846.0 million.

   We monitor both the financial condition of individual reinsurers and risk concentrations arising from similar geographic regions, activities and economic characteristics of reinsurers to lessen the risk of default by such reinsurers. Other than with UFLIC, as of December 31, 2008, we had no significant concentrations of variable annuity net at risk reinsurance with any one reinsurer that could have a material impact on our results of operations. As of December 31, 2008, 31.3% of our reinsured life insurance net at risk exposure was ceded to one company.

   The following table sets forth net life insurance in-force as of December 31:

  (Amounts in millions)                     2008         2007         2006
  ---------------------                 -----------  -----------  -----------
  Direct life insurance in-force....... $ 561,124.7  $ 563,131.3  $ 580,923.9
  Amounts assumed from other companies.    90,883.2     80,205.1     51,281.5
  Amounts ceded to other companies.....  (303,820.9)  (226,524.7)  (237,098.8)
                                        -----------  -----------  -----------
  Net life insurance in-force.......... $ 348,187.0  $ 416,811.7  $ 395,106.6
                                        ===========  ===========  ===========
  Percentage of amount assumed to net..        26.1%        19.2%        13.0%
                                        ===========  ===========  ===========

   The following table sets forth the effects of reinsurance on premiums written and earned for the years ended December 31:

                                                Written                       Earned
                 -                   ----------------------------  ----------------------------
(Amounts in millions)                  2008      2007      2006      2008      2007      2006
---------------------                --------  --------  --------  --------  --------  --------
Direct.............................. $1,240.6  $1,267.1  $1,393.7  $1,242.8  $1,269.9  $1,394.7
Assumed.............................    254.3     148.5     101.3     249.3      58.8     101.3
Ceded...............................   (438.1)   (375.2)   (398.0)   (423.6)   (265.5)   (363.7)
                                     --------  --------  --------  --------  --------  --------
Net premiums........................ $1,056.8  $1,040.4  $1,097.0  $1,068.5  $1,063.2  $1,132.3
                                     ========  ========  ========  ========  ========  ========
Percentage of amount assumed to net.                                   23.3%      5.5%      8.9%
                                                                   ========  ========  ========

   Reinsurance recoveries recognized as a reduction of benefits and other changes in policy reserves amounted to $1,135.4 million, $1,098.5 million and $1,413.5 million during 2008, 2007 and 2006, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(8) Insurance Reserves

   Future Policy Benefits

   The following table sets forth our recorded liabilities and the major assumptions underlying our future policy benefits as of December 31:

                                                 Mortality/
                                                 morbidity  Interest rate
(Amounts in millions)                            assumption  assumption     2008     2007
---------------------                            ---------- ------------- -------- --------
Structured settlements with life contingencies..     (a)     4.0% - 8.5%  $5,459.6 $5,516.9
Traditional life insurance contracts............     (b)     2.5% - 6.0%   2,245.1  2,119.1
Annuity contracts with life contingencies.......     (a)     4.0% - 8.5%   2,092.5  2,031.3
Supplementary contracts with life contingencies.     (a)     4.0% - 8.5%      54.6     55.1
Accident and health insurance contracts.........     (c)     4.5% - 7.0%      84.4     87.0
                                                                          -------- --------
   Total future policy benefits.................                          $9,936.2 $9,809.4
                                                                          ======== ========

--------
(a)Assumptions for limited-payment contracts come from either the United States Population Table, 1971 Individual Annuitant Mortality Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuitant Mortality Table and Company experience.
(b)Principally modifications of the 1965-70 or 1975-80 Select and Ultimate Tables, the 1980 Commissioner's Standard Ordinary Table, the 1980 Commissioner's Extended Term Table, 2001 Commissioner's Standard Ordinary table and Company experience.
(c)The 1958 & 1980 Commissioner's Standard Ordinary Tables and the 2000 U.S. Annuity Table.

   Assumptions as to persistency are based on company experience.

   Policyholder Account Balances

   The following table sets forth our recorded liabilities for policyholder account balances as of December 31:

    (Amounts in millions)                                 2008      2007
    ---------------------                               --------- ---------
    FABNs, funding agreements and GICs................. $ 4,328.4 $ 4,619.8
    Annuity contracts..................................   3,240.7   2,855.8
    Structured settlements without life contingencies..   1,441.2   1,503.6
    Supplementary contracts without life contingencies.     239.7     325.6
    Variable universal life insurance contracts........      25.5      24.1
                                                        --------- ---------
       Total investment contracts......................   9,275.5   9,328.9
    Universal life insurance contracts.................   4,741.8   4,633.4
                                                        --------- ---------
       Total policyholder account balances............. $14,017.3 $13,962.3
                                                        ========= =========

   Certain Nontraditional Long-duration Contracts

   Our variable annuity contracts provide a basic GMDB which provides a minimum account value to be paid upon the annuitant's death. Some variable annuity contracts may permit contractholders to have the option to purchase through riders, at an additional charge, enhanced death benefits. Our separate account guarantees are primarily death benefits, but we also have some GMWBs and guaranteed annuitization benefits.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   As of December 31, 2008 and 2007, our liability associated with certain nontraditional long-duration contracts was approximately $6,253.7 million and $6,251.6 million, respectively.

   The following table sets forth total account values, net of reinsurance, with death benefit and living benefit guarantees as of the dates indicated:

                                                                          December 31,
                                                                        -----------------
(Dollar amounts in millions)                                              2008     2007
----------------------------                                            -------- --------
Account values with death benefit guarantees (net of reinsurance):
Standard death benefits (return of net deposits) account value......... $3,275.4 $3,853.2
Net amount at risk..................................................... $  764.8 $    4.7
Average attained age of contractholders................................       69       69

Enhanced death benefits (step-up, roll-up, payment protection) account value................................................................ $1,955.0 $2,195.9
Net amount at risk..................................................... $  750.6 $   30.2
Average attained age of contractholders................................       69       68

Account values with living benefit guarantees:
Guaranteed minimum withdrawal benefits................................. $2,734.7 $2,722.5
Guaranteed annuitization benefits...................................... $1,129.7 $1,451.9

   The GMDB liability for our variable annuity contracts with death benefits, net of reinsurance, was $31.3 million and $7.5 million as of December 31, 2008 and 2007, respectively.

   The assets supporting the separate accounts of the variable contracts are primarily mutual fund equity securities and are reflected in our consolidated balance sheets at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contractholders for mortality, administrative and other services are included in revenues. Changes in liabilities for minimum guarantees are included in benefits and other changes in policy reserves.

   Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line item in the consolidated statements of income. There were no gains or losses on transfers of assets from the general account to the separate accounts.

   The contracts underlying the GMWB and guaranteed annuitization benefits are considered "in the money" if the contractholder's benefit base, defined as the greater of the contract value or the protected value, is greater than the account value. As of December 31, 2008 and 2007, our exposure related to GMWB and guaranteed annuitization benefits contracts that were considered "in the money" was $1,092.2 million and $15.9 million, respectively. For GMWBs and guaranteed annuitization benefits, the only way the contractholder can monetize the excess of the benefit base over the account value of the contract is upon annuitization and the amount to be paid by us will either be in the form of a lump sum, or over the annuity period for certain GMWBs and guaranteed annuitization benefits.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Account balances of variable annuity contracts with living benefit guarantees were invested in separate account investment options as follows as of the dates indicated:

                                             December 31,
                                           -----------------
                    (Amounts in millions)    2008     2007
                    ---------------------  -------- --------
                     Balanced funds....... $2,681.3 $3,180.2
                     Bond funds...........    588.8    516.1
                     Equity funds.........    502.3    416.7
                     Money market funds...     72.4     30.4
                     Other................     19.6     31.0
                                           -------- --------
                        Total............. $3,864.4 $4,174.4
                                           ======== ========

(9) Liability for Policy and Contract Claims

   The following table sets forth changes in the liability for policy and contract claims for the years ended December 31:

       (Amounts in millions)                     2008     2007     2006
       ---------------------                   -------  -------  -------
       Balance as of January 1................ $ 263.1  $ 279.3  $ 322.1
       Less reinsurance recoverables..........  (113.6)  (119.4)  (152.0)
                                               -------  -------  -------
          Net balance as of January 1.........   149.5    159.9    170.1
                                               -------  -------  -------
       Amounts related to transfer of AML.....      --     (3.2)      --

       Incurred related to insured events of:
          Current year........................   365.5    449.2    487.1
          Prior years.........................    36.6    (80.0)    (1.6)
                                               -------  -------  -------
              Total incurred..................   402.1    369.2    485.5
                                               -------  -------  -------
       Paid related to insured events of:
          Current year........................  (345.1)  (309.9)  (397.0)
          Prior years.........................   (37.6)   (66.5)   (98.7)
                                               -------  -------  -------
              Total paid......................  (382.7)  (376.4)  (495.7)
                                               -------  -------  -------
          Net balance as of December 31.......   168.9    149.5    159.9
                                               -------  -------  -------
       Add reinsurance recoverables...........   112.0    113.6    119.4
                                               -------  -------  -------
       Balance as of December 31.............. $ 280.9  $ 263.1  $ 279.3
                                               =======  =======  =======

   The change in prior years' incurred liabilities primarily relates to favorable and unfavorable developments in claims incurred but not reported for our accident and health insurance business. In general, our insurance contracts are not subject to premiums experience adjustments as a result of prior year effects.

(10) Non-recourse Funding Obligations

   We have issued non-recourse funding obligations in connection with our capital management strategy related to our term and universal life insurance products.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following table sets forth the non-recourse funding obligations (surplus notes) of the River Lake and Rivermont Life Insurance Companies, wholly-owned, special purpose consolidated captive insurance subsidiaries as of December 31:

                (Amounts in millions)
                ---------------------
                Issuance                        2008     2007
                --------                      -------- --------
                River Lake I (a), due 2033... $  600.0 $  600.0
                River Lake I (b), due 2033...    500.0    500.0
                River Lake II (a), due 2035..    300.0    300.0
                River Lake II (b), due 2035..    550.0    550.0
                River Lake III (a), due 2036.    500.0    500.0
                River Lake III (b), due 2036.    250.0    250.0
                River Lake IV (b), due 2028..    540.0    540.0
                Rivermont I (a), due 2050....    315.0    315.0
                                              -------- --------
                   Total..................... $3,555.0 $3,555.0
                                              ======== ========

--------
(a)Accrual of interest based on one-month LIBOR that resets every 28 days plus a fixed margin. However, in the fourth quarter of 2008, the accrual of interest was based on a fixed rate. In January 2009, the accrual of interest was based on one-month LIBOR that resets ever 28 days plus a fixed margin.
(b)Accrual of interest based on one-month LIBOR that resets on a specified date each month plus a contractual margin.

   The floating rate notes have been deposited into a series of trusts that have issued money market or term securities. Both principal and interest payments on the money market and term securities are guaranteed by a third-party insurance company. The holders of the money market or term securities cannot require repayment from us or any of our subsidiaries, other than the River Lake and Rivermont Insurance Companies, as applicable, the direct issuers of the notes. Genworth has provided a limited guarantee to Rivermont I, where under adverse interest rate, mortality or lapse scenarios (or combination thereof), which we consider remote, Genworth may be required to provide additional funds to Rivermont I. We have agreed to indemnify the issuers and the third-party insurer for certain limited costs related to the issuance of these obligations.

   Any payment of principal, including by redemption, or interest on the notes may only be made with the prior approval of the Director of Insurance of the state of South Carolina in accordance with the terms of its licensing orders and in accordance with applicable law, except for non-recourse funding obligations issued by River Lake IV, a Bermuda domiciled insurance company. River Lake IV may repay principal up to 15% of its capital without prior approval. The holders of the notes have no rights to accelerate payment of principal of the notes under any circumstances, including without limitation, for nonpayment or breach of any covenant. Each issuer reserves the right to repay the notes that it has issued at any time, subject to prior regulatory approval.

   Of these obligations, $1.7 billion were guaranteed by third-party financial guaranty insurance companies and the interest rates on these obligations are subject to rate resets triggered by negative rating agency action on the third-party financial guaranty insurance companies that guarantee these obligations. In February 2008, the rate was reset from the December 2007 rate on $0.5 billion of the $1.7 billion of non-recourse funding obligations to the highest contractual margin to the related underlying index rate due to further downgrades on the third-party financial guaranty insurance company that guarantees these obligations. In June 2008, the maximum rate on the remaining $1.2 billion was contractually reset to the highest margin to the related underlying index rate due to the third-party financial guaranty insurance company that guarantees these obligations being downgraded and placed on negative outlook.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The weighted average interest rate on the non-recourse funding obligations as of December 31, 2008 and 2007 was 3.8% and 5.8%, respectively, reflecting the decline in the underlying index rate.

(11) Income Taxes

   The total provision for income taxes for the years ended December 31 was as follows:

         (Amounts in millions)                  2008     2007    2006
         ---------------------                -------  -------  ------
         Current federal income tax.......... $(107.7) $(107.6) $(55.1)
         Deferred federal income tax.........  (101.9)   213.2   233.0
                                              -------  -------  ------
            Total federal income tax.........  (209.6)   105.6   177.9
                                              -------  -------  ------
         Current state income tax............     3.8     (6.8)    7.5
         Deferred state income tax...........    (6.5)     2.5     3.0
                                              -------  -------  ------
            Total state income tax...........    (2.7)    (4.3)   10.5
                                              -------  -------  ------
            Total provision for income taxes. $(212.3) $ 101.3  $188.4
                                              =======  =======  ======

   Our current income tax receivable was $163.8 million and $112.4 million as of December 31, 2008 and 2007, respectively, and was included in other assets in the consolidated balance sheets. In 2008, we recorded $4.2 million in additional paid-in capital as a deemed capital contribution related to the assumption of a liability for tax contingency reserves by our indirect parent, GNA. The contribution was offset by an increase in tax expense resulting in no net impact to total stockholder's equity. In 2007, we recorded $9.1 million in retained earnings as a deemed dividend related to the assumption of a liability for tax contingency reserves from our indirect parent, GNA. The dividend was offset by a decrease in tax expense resulting in no net impact to total stockholder's equity. Additionally, in 2007, we recorded $52.7 million in retained earnings related to deferred taxes on prior year ceding commissions. We recorded $3.5 million in additional paid-in capital as a deemed capital contribution related to the assumption of a liability for tax contingency reserves by our indirect parent, GNA, in 2006. The contribution was offset by an increase in tax expense resulting in no net impact to total stockholder's equity.

   The reconciliation of the federal statutory tax rate to the effective income tax rate for the years ended December 31 was as follows:

                                                           2008  2007  2006
                                                           ----  ----  ----
    Statutory U.S. federal income tax rate................ 35.0% 35.0% 35.0%
    Increase (reduction) in rate resulting from:
       State income tax, net of federal income tax effect.  0.4  (0.3)  1.2
       Benefit of tax favored investments.................  1.0  (8.8) (1.5)
       Interest on uncertain tax positions................  0.2  (1.0) (0.6)
       Other, net......................................... (0.2)  0.1   0.3
                                                           ----  ----  ----
    Effective rate........................................ 36.4% 25.0% 34.4%
                                                           ====  ====  ====

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The components of the net deferred income tax liability as of December 31 were as follows:

      (Amounts in millions)                                2008     2007
      ---------------------                              -------- --------
      Assets:
         Investments.................................... $  183.2 $   32.6
         Net unrealized losses on investment securities.    823.0    179.9
         Accrued expenses...............................      8.5      1.9
         Net operating loss carryforwards...............    136.0    248.5
         Other..........................................     52.4     33.9
                                                         -------- --------
             Total deferred income tax assets...........  1,203.1    496.8
                                                         -------- --------
      Liabilities:
         Insurance reserves.............................    422.8    552.5
         Net unrealized gains on derivatives............      0.1      0.1
         Present value of future profits................    139.3    141.0
         Deferred acquisition costs.....................    876.9    804.4
         Other..........................................     87.8     76.7
                                                         -------- --------
             Total deferred income tax liabilities......  1,526.9  1,574.7
                                                         -------- --------
             Net deferred income tax liability.......... $  323.8 $1,077.9
                                                         ======== ========

   Based on our analysis, we believe it is more likely than not that the results of future operations and the implementations of tax planning strategies will generate sufficient taxable income to enable us to realize the remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

   Net operating loss ("NOL") carryforwards amounted to $388.6 million as of December 31, 2008, and if unused, will expire beginning in 2022.

   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

          (Amounts in millions)                          2008   2007
          ---------------------                         -----  ------
          Balance as of January 1...................... $51.0  $ 74.3
          Tax positions related to the current period:
             Gross additions...........................   1.7     0.5
             Gross reductions..........................  (1.7)     --
          Tax positions related to the prior years:
             Gross additions...........................  19.8     0.5
             Gross reductions..........................  (2.4)  (24.0)
          Settlements..................................  (0.6)   (0.3)
                                                        -----  ------
          Balance as of December 31.................... $67.8  $ 51.0
                                                        =====  ======

   The total amount of unrecognized tax benefits was $67.8 million as of December 31, 2008, of which $48.0 million, if recognized, would affect the effective rate on operations.

   We recognize accrued interest and penalties related to unrecognized tax benefits as components of income tax expense. During the years ended
December 31, 2008, 2007 and 2006, we incurred approximately $0.4 million, $(3.4) million and $(1.4) million, respectively, of interest and penalties. We had approximately $2.7 million and $1.9 million, respectively, of interest and penalties accrued as of December 31, 2008 and 2007.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   We file U.S. federal income tax returns and various state income tax returns. With few exceptions, we are no longer subject to U.S. federal income tax examinations for years prior to 2000. Potential state and local examinations for those years are generally restricted to results that are based on closed U.S. federal examinations. The Internal Revenue Service ("IRS") is currently reviewing our U.S. income tax returns for the 2005 and 2006 tax years. Certain issues from the 2003 and 2004 audit cycle have been timely protested and will be subject to review by the Internal Revenue Service appeals division. For those companies that filed consolidated returns with former parent GE in 2003 and 2004 before the initial public offering ("IPO") (which included the pre-IPO related transactions), the portion of the GE consolidated return allocated to such companies is still subject to IRS examination. Certain issues from the 2000 through 2002 audit cycle are agreed upon with the Internal Revenue Service appeals division and are in the process of being prepared for review by the Joint Committee of Taxation.

   We believe it is reasonably possible that in 2009, as a result of our open audits and appeals, up to $44.5 million of unrecognized tax benefits related to certain life insurance deductions will be recognized.

(12) Supplemental Cash Flow Information

   Net cash received for taxes was $56.7 million, $213.3 million and $107.3 million for the years ended December 31, 2008, 2007 and 2006, respectively. Cash paid for interest related to our non-recourse funding obligations was $162.4 million, $177.0 million and $116.6 million for the years ended December 31, 2008, 2007 and 2006, respectively.

   For a discussion of dividends paid to our stockholder, see note 17.

   The following table details these transactions as well as other non-cash items for the years ended December 31:

(Amounts in millions)                                                   2008  2007 2006
---------------------                                                  -----  ---- -----
Supplemental schedule of non-cash investing and financing activities:
   Capital contribution from parent................................... $10.9  $ -- $  --
   Tax contingencies and other tax related items......................  (4.2)  9.1   4.3
   Change in collateral for securities lending transactions...........    --    --   6.9
                                                                       -----  ---- -----
   Total other non-cash transactions.................................. $ 6.7  $9.1 $11.2
                                                                       =====  ==== =====

(13) Related Party Transactions

   We and other direct and indirect subsidiaries of Genworth are parties to an amended and restated services and shared expenses agreement under which each company agrees to provide and each company agrees to receive certain general services. These services include, but are not limited to, data processing, communications, marketing, public relations, advertising, investment management, human resources, accounting, actuarial, legal, administration of agent and agency matters, purchasing, underwriting and claims. Under the terms of the agreement, settlements are made quarterly.

   Under this agreement, amounts incurred for these items aggregated $268.8 million, $326.0 million and $297.2 million for the years ended December 31, 2008, 2007 and 2006, respectively. We also charged affiliates for certain services and for the use of facilities and equipment, which aggregated $118.1 million, $115.3 million and $175.3 million for the years ended December 31, 2008, 2007 and 2006, respectively.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   We pay Genworth, our ultimate parent, for investment related services. We paid $20.5 million, $15.7 million and $15.6 million to Genworth in 2008, 2007 and 2006, respectively. We also paid GE Asset Management Incorporated ("GEAM"), an affiliate of GE, for investment services under an investment management agreement. We paid $1.1 million in 2006 to GEAM under this agreement. GEAM related party information is only presented for the first quarter of 2006 as GE and its affiliates ceased to be a related party as of that point in time.

   We pay interest on outstanding amounts under a credit funding agreement with GNA, our indirect parent. For the year ended December 31, 2008, we incurred no interest expense under this agreement. Interest expense under this agreement was $0.5 million and $0.7 million for the years ended December 31, 2007 and 2006, respectively. We pay interest at the cost of funds of GNA, which was 1.5%, 4.4% and 5.2%, as of December 31, 2008, 2007 and 2006, respectively. GNA owed us $0.5 million as of December 31, 2008 and 2007, which was included in other assets in the consolidated balance sheets. During 2008, we borrowed and then repaid $271.8 million to GNA and as of December 31, 2008, there were no amounts outstanding under this agreement.

(14) Commitments and Contingencies

   (a) Litigation

   We face the risk of litigation and regulatory investigations and actions in the ordinary course of operating our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts which may remain unknown for substantial periods of time. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition or results of operations. At this time, it is not feasible to predict, nor to determine the ultimate outcomes of all pending investigations and legal proceedings, nor to provide reasonable ranges of potential losses.

   (b) Commitments

   As of December 31, 2008, we were committed to fund $111.4 million in limited partnership investments.

   In December 2007, GLAIC entered into a $550.0 million Letter of Credit and Reimbursement Agreement (the "LOC Agreement") as guarantor with River Lake Insurance Company V ("River Lake V"), an indirect subsidiary, and a third-party bank that serves as the administrative agent. Genworth, our ultimate parent, guaranteed the complete and timely performance of all of River Lake V's obligations under the LOC Agreement, which was terminated on September 11, 2008. It was replaced with letters of credit by other third-party banks that required Genworth to provide parental support under certain circumstances in an amount up to $100.0 million. After the downgrade of its holding company, Genworth fully satisfied this obligation in December 2008. Therefore, there was no outstanding commitment as of December 31, 2008.

   On December 30, 2008, GLAIC entered into a reinsurance treaty with River Lake Insurance Company VI ("River Lake VI"), a subsidiary of GLAIC, effective October 1, 2008 (the "Reinsurance Treaty"). In conjunction with the Reinsurance Treaty, on December 30, 2008, River Lake VI delivered to GLAIC a $200.0 million conditional Letter of Credit issued by a third-party bank.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   (c) Guarantees

   We guaranteed the payment of certain structured settlement benefits sold by Assigned Settlement, Inc., our wholly-owned subsidiary, from March 2004 through December 2005 which were funded by products of our parent and one of our affiliates. The structured settlement reserves related to this guarantee were $273.6 million as of December 31, 2008.

(15) Fair Value of Financial Instruments

   Assets and liabilities that are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosure of fair value; such items include cash and cash equivalents, investment securities, separate accounts, securities held as collateral and derivative financial instruments. Other financial assets and liabilities--those not carried at fair value--are discussed below. Apart from certain marketable securities, few of the instruments discussed below are actively traded and their fair values must often be determined using models. The fair value estimates are made at a specific point in time, based upon available market information and judgments about the financial instruments, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time our entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the financial instrument.

   The basis on which we estimate fair value is as follows:

   Commercial mortgage loans. Based on recent transactions and/or discounted future cash flows, using current market rates at which similar loans would have been made to similar borrowers.

   Other invested assets. Based on comparable market transactions, discounted future cash flows, quoted market prices and/or estimates using the most recent data available for the related instrument. Primarily represents short-term investments, cost method limited partnerships accounted for under the cost method and bank loans.

   Borrowings and related instruments. Based on market quotes or comparable market transactions.

   Investment contracts. Based on expected future cash flows, discounted at current market rates for annuity contracts or institutional products.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following represents the fair value of financial assets and liabilities as of December 31:

                                                            2008                         2007
                                                ---------------------------- ----------------------------
                                                Notional Carrying            Notional Carrying
(Amounts in millions)                            amount   amount  Fair value  amount   amount  Fair value
---------------------                           -------- -------- ---------- -------- -------- ----------
Assets:
   Commercial mortgage loans...................  $   (a) $2,704.1  $2,501.2   $   (a) $2,968.1  $3,075.1
   Other invested assets.......................      (a)    992.9   1,006.6       (a)    109.8     134.1
Liabilities:
   Borrowings and related instruments:
       Non-recourse funding obligations(b).....      (a)  3,555.0   2,757.0       (a)  3,555.0   3,516.8
       Investment contracts....................      (a)  9,275.5   8,340.6       (a)  9,328.9   9,477.3
Other firm commitments:
   Ordinary course of business lending
     commitments...............................      --        --        --     15.4        --        --
   Commitments to fund limited
     partnerships..............................   111.4        --        --    150.3        --        --

--------
(a)These financial instruments do not have notional amounts.
(b)See note 10.

   Recurring Fair Value Measurements

   The following table sets forth our assets that were measured at fair value on a recurring basis as of the date indicated:

                                                           December 31, 2008
                                                  ------------------------------------
(Amounts in millions)                               Total   Level 1  Level 2  Level 3
---------------------                             --------- -------- -------- --------
Investments:
   Fixed maturity securities, available-for-sale. $10,771.7 $     -- $6,866.1 $3,905.6
   Equity securities, available-for-sale.........      90.0     22.9     12.2     54.9
   Other invested assets/(a)/....................   1,326.0       --  1,005.4    320.6
Separate account assets..........................   8,501.9  8,501.9       --       --
                                                  --------- -------- -------- --------
       Total assets.............................. $20,689.6 $8,524.8 $7,883.7 $4,281.1
                                                  ========= ======== ======== ========

--------
/(a)/Represents derivatives, trading securities, restricted other invested assets and securities held as collateral.

   The following table sets forth our liabilities that were measured at fair value on a recurring basis as of the date indicated:

                                                 December 31, 2008
                                           ------------------------------
       (Amounts in millions)               Total  Level 1 Level 2 Level 3
       ---------------------               ------ ------- ------- -------
       Policyholder account balances/(a)/. $769.9   $--    $  --  $769.9
       Other liabilities/(b)/.............   67.2    --     67.2      --
                                           ------   ---    -----  ------
          Total liabilities............... $837.1   $--    $67.2  $769.9
                                           ======   ===    =====  ======

--------
/(a)/Represents embedded derivatives associated with our GMWB liabilities. /(b)/Represents derivative instruments.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Given the inherent uncertainty of estimating fair value when there is not an active market, the estimated fair values would likely differ, and perhaps significantly, from the value that would have been used had an active market for these investments existed.

   The following table presents additional information about assets measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of and for the date indicated:

                                                                             Year ended December 31, 2008
                              -                               ---------------------------------------------------------
                                                                Fixed maturity         Equity         Other
                                                                 securities,        securities,      invested
(Amounts in millions)                                         available-for-sale available-for-sale assets/(a)/   Total
---------------------                                         ------------------ ------------------ ----------  --------
Beginning balance as of January 1, 2008......................      $2,044.2            $ 5.1         $ 227.2    $2,276.5
   Total realized and unrealized gains (losses):
       Included in net income (loss).........................        (618.8)             0.8           247.4      (370.6)
       Included in other comprehensive
         income (loss).......................................        (682.8)            (0.7)          (14.8)     (698.3)
   Purchases, sales, issuances and settlements, net..........        (392.4)            24.7          (271.7)     (639.4)
   Transfers in (out) of Level 3.............................       3,555.4             25.0           132.5     3,712.9
                                                                   --------            -----         -------    --------
Ending balance as of December 31, 2008.......................      $3,905.6            $54.9         $ 320.6    $4,281.1
                                                                   ========            =====         =======    ========
Amount of total gains (losses) for the period included in
  net income (loss) attributable to the change in
  unrealized gains (losses) relating to assets still held as
  of the reporting date......................................      $ (607.2)           $  --         $ 248.8    $ (358.4)
                                                                   ========            =====         =======    ========

--------
/(a)/Includes certain trading securities, restricted other invested assets and derivatives.

   The following table presents additional information about liabilities measured at fair value on a recurring basis and for which we have utilized significant unobservable (Level 3) inputs to determine fair value as of and for the date indicated:

                                                                                            Year ended
                                                                                         December 31, 2008
                                           -                                             -----------------
                                                                                           Policyholder
                                                                                              account
(Amounts in millions)                                                                      balances/(a)/
---------------------                                                                    -----------------
Beginning balance as of January 1, 2008.................................................      $ 30.3
   Total realized and unrealized (gains) losses:
       Included in net (income) loss....................................................       725.1
       Included in other comprehensive (income) loss....................................          --
   Purchases, sales, issuances and settlements, net.....................................        14.5
   Transfers in (out) of Level 3........................................................          --
                                                                                              ------
Ending balance as of December 31, 2008..................................................      $769.9
                                                                                              ======
Amount of total (gains) losses for the period included in net (income) loss attributable to the change in unrealized (gains) losses relating to liabilities still
  held as of the reporting date.........................................................      $728.1
                                                                                              ======

--------
/(a)/Includes embedded derivatives associated with our GMWB liabilities.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Realized and unrealized gains (losses) on Level 3 assets and liabilities are primarily reported in either net investment gains (losses) within the consolidated statements of income or other comprehensive income (loss) within stockholder's equity based on the appropriate accounting treatment for the instrument.

   Purchases, sales, issuances and settlements, net, represent the activity that occurred during the period that results in a change of the asset or liability but does not represent changes in fair value for the instruments held at the beginning of the period. Such activity primarily consists of purchases and sales of fixed maturity, equity and trading securities and purchases and settlements of derivative instruments.

   Purchases, sales, issuances and settlements, net, presented for policyholder account balances represent the issuances and settlements of embedded derivatives associated with our GMWB liabilities where: issuances are characterized as the change in fair value associated with the product fees recognized that are attributed to the embedded derivative to equal the expected future benefit costs upon issuance; and settlements are characterized as the change in fair value upon exercising the embedded derivative instrument, effectively representing a settlement of the embedded derivative instrument. We have shown these changes in fair value separately based on the classification of this activity as effectively issuing and settling the embedded derivative instrument with all remaining changes in the fair value of these embedded derivative instruments being shown separately in the category labeled "included in net (income) loss" in the table presented above.

   The amount presented for unrealized gains (losses) for assets and liabilities still held as of the reporting date primarily represents impairments for available-for-sale securities, changes in fair value of trading securities and certain derivatives and changes in fair value of embedded derivatives associated with our GMWB liabilities that exist as of the reporting date, which were recorded in net investment gains (losses).

   Non-recurring Fair Value Measurements

   As of December 31, 2008, we held investments in bank loans that were recorded at the lower of cost or fair value and were recorded in other invested assets. As of December 31, 2008, all bank loans were recorded at fair value, which was lower than their respective cost. Accordingly, for the year ended December 31, 2008, we recorded $5.7 million of fair value loss adjustments which were included in net investment gains (losses) in the consolidated statement of income. Fair value for bank loans was determined using inputs based on market observable information and was classified as Level 2.

(16) Non-controlled Entities

   We have used third-party entities to facilitate asset securitizations. Disclosure requirements related to off-balance sheet arrangements encompass a broader array of arrangements than those at risk for consolidation. These arrangements include transactions with conduits that are sponsored by third parties.

   Total securitized assets were as follows as of December 31:

                   (Amounts in millions)         2008   2007
                   ---------------------        ------ ------
                   Assets secured by:
                   Commercial mortgage loans... $ 92.3 $106.5
                   Fixed maturity securities...   62.9   79.7
                   Other receivables...........   86.8   93.2
                                                ------ ------
                      Total securitized assets. $242.0 $279.4
                                                ====== ======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   Each of the categories of assets shown in the table above represents portfolios of assets that are highly rated. Examples of each category include: commercial mortgage loans--loans on diversified commercial property; fixed maturity securities--domestic and foreign, corporate and government securities; and other receivables--primarily policy loans.

   We evaluated the economic, liquidity and credit risk related to the above Qualified Special Purpose Entities ("QSPEs") and believed that the likelihood was remote that any such arrangements could have had a significant adverse effect on our results of operations, liquidity or financial position. Financial support for certain QSPEs was provided under credit support agreements in which Genworth provided limited recourse for a maximum of $119.0 million of credit losses. Assets with credit support were funded by demand notes that were further enhanced with support provided by a third-party. We recorded liabilities for such guarantees based on our best estimate of probable losses. For 2008 and 2007, no QSPE has incurred any defaults.

   Sales of securitized assets to QSPEs resulted in a gain or loss amounting to the net of sales proceeds, the carrying amount of net assets sold, the fair value of servicing rights and retained interests and an allowance for losses. There were no off-balance sheet securitization transactions in 2008, 2007 and 2006.

   Amounts recognized in our consolidated financial statements related to such sales that were recorded in fixed maturity securities were as follows:

                                               December 31,
                                           ---------------------
                                              2008       2007
                                           ---------- ----------
                                                Fair       Fair
               (Amounts in millions)       Cost value Cost value
               ---------------------       ---- ----- ---- -----
               Retained interests--assets. $6.3 $14.5 $7.5 $15.8
               Servicing assets...........   --    --   --    --
               Recourse liability.........   --    --   --    --
                                           ---- ----- ---- -----
                  Total................... $6.3 $14.5 $7.5 $15.8
                                           ==== ===== ==== =====

   Retained interests. In certain securitization transactions, we retained an interest in transferred assets. Those interests take various forms and may be subject to credit prepayment and interest rate risks. When we securitized receivables, we determined the fair value based on discounted cash flow models that incorporate, among other things, assumptions including credit losses, prepayment speeds and discount rates. These assumptions were based on our experience, market trends and anticipated performance related to the particular assets securitized. Subsequent to recording retained interests, we reviewed recorded values quarterly in the same manner and using current assumptions.

   Servicing assets. Following a securitization transaction, we retained the responsibility for servicing the receivables, and as such, were entitled to receive an ongoing fee based on the outstanding principal balances of the receivables. There were no servicing assets nor liabilities recorded as the benefits of servicing the assets were adequate to compensate an independent servicer for its servicing responsibilities.

   Recourse liability. As described previously, under credit support agreements, we provided recourse for credit losses in special purpose entities. We provided for expected credit losses under these agreements and such amounts approximated fair value.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(17) Restrictions on Dividends

   Insurance companies are restricted by state regulations as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on the greater of 10% of the prior year surplus or prior year net gain from operations. Dividends in excess of the prescribed limits on our earned surplus require formal approval from the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia. Based on statutory results as of December 31, 2008, we are able to distribute $193.1 million in dividends in 2009 without obtaining regulatory approval. Based on statutory results as of December 31, 2008, we estimate our insurance subsidiaries could pay dividends of approximately $4.0 million to us in 2009 without obtaining regulatory approval.

   There were no common stock dividends declared in 2008 or 2007. In 2006, we declared and paid a common stock dividend of $450.0 million.

   In addition to the common stock dividends, we declared and paid preferred stock dividends. Dividends on the Series A Preferred Stock were cumulative and payable semi-annually when, and if, declared by the Board of Directors at an annual rate of 8.0% of the par value. On December 29, 2006, we redeemed 10,000 shares of our 120,000 shares of Series A Preferred Stock, par value $1,000 per share. We paid an additional $0.1 million in accrued dividends on the redeemed shares. On January 22, 2007, the Board of Directors authorized the redemption of the remaining 110,000 outstanding shares of Series A Preferred Stock for par value of $110.0 million and $2.2 million in accrued dividends on the redeemed shares. On March 12, 2007, we redeemed the remaining outstanding preferred shares for par value of $110.0 million and paid $2.5 million in dividends on the redeemed preferred shares. On April 30, 2007, the issued shares of preferred stock were retired. For the year ended December 31, 2006, we declared and paid preferred stock dividends of $9.6 million.

(18) Supplemental Statutory Financial Data

   We file financial statements with state insurance regulatory authorities and the NAIC that are prepared on an accounting basis prescribed or permitted by such authorities (statutory basis). Statutory accounting practices differ from U.S. GAAP in several respects, causing differences in reported net income and stockholder's equity. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. Our insurance subsidiaries have no permitted accounting practices, except for River Lake V and River Lake VI. River Lake V was granted a permitted accounting practice from the state of Vermont to carry its reserves on a U.S. GAAP basis. River Lake VI was granted a permitted accounting practice from the state of Delaware to record a portion of the undrawn amount of its existing letter of credit and any additional letters of credit as gross paid-in and contributed surplus, thereby including such amounts in the Company's statutory surplus. The amount of the letters of credit recorded as gross paid-in and contributed surplus is equal to the excess of statutory reserves less the economic reserves.

   The tables below include our combined statutory net income (losses) and statutory capital and surplus:

                                                                    Years ended December 31,
                                                                   -------------------------
(Amounts in millions)                                                2008   2007/(a)/   2006
---------------------                                              -------  --------  -------
GLAIC and our life insurance subsidiaries, excluding captive life
  reinsurance subsidiaries........................................ $(245.7) $ 325.1   $ 538.0
Captive life reinsurance subsidiaries combined statutory net loss.  (330.2)  (413.3)   (894.7)
                                                                   -------  -------   -------
   Combined statutory net income (losses)......................... $(575.9) $ (88.2)  $(356.7)
                                                                   =======  =======   =======

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


                                                   As of December 31,
                                                   -----------------
           (Amounts in millions)                     2008   2007/(a)/
           ---------------------                   -------- --------
           Combined statutory capital and surplus. $1,971.0 $1,414.2

--------
/(a)/In July 2008, the State Corporation Commission, Bureau of Insurance of the
     Commonwealth of Virginia directed our Company to amend its 2007 statutory annual statement filing to reflect a revision to statutory survivorship universal life insurance reserves. The 2007 amounts have been revised to reflect the amended net loss and capital and surplus.

   Statutory net income (loss) from our captive life reinsurance subsidiaries relate to their assumption reinsurance of statutorily required term and universal life insurance reserves from our life insurance companies. These reserves are, in turn, funded through the issuance of surplus notes (non-recourse funding obligations) to third parties. Accordingly, the combined statutory net income and distributable income of GLAIC and our life insurance subsidiaries are not affected by the statutory net income (loss) of the captives, except to the extent dividends are received from captives. The combined statutory capital and surplus of GLAIC and our life insurance subsidiaries does not include the capital and surplus of our captive life reinsurance subsidiaries of $1,313.5 million and $1,081.8 million as of December 31, 2008 and 2007, respectively. Capital and surplus of our captive life reinsurance subsidiaries, excluding River Lake V and River Lake VI, includes surplus notes (non-recourse funding obligations) as further described in note 10.

   We currently have an RBC ratio that exceeds the minimum levels required by applicable insurance regulations. However, the impairments in our investment portfolio during the three months ended September 30, 2008 would have had a material adverse impact on our RBC ratio had our holding company not strengthened our capital levels. In particular, in connection with the preparation of our statutory financial statements for the third quarter, our parent company contributed $600.0 million of additional capital to us.

   On February 24, 2009, GLIC delivered to GLICNY a capital contribution of $150.0 million on behalf of itself and GLAIC in proportion to their ownership interests of 65.5% and 34.5%, respectively. Accordingly, the portion of the contribution attributable to GLAIC was $51.8 million. On December 30, 2008, GLIC delivered to GLICNY a capital contribution of $31.5 million on behalf of itself and GLAIC in proportion to their ownership interests of 65.5% and 34.5%, respectively. Accordingly, the portion of the contribution attributable to GLAIC was $10.9 million.

   In July 2008, the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia directed us to amend our 2007 statutory annual statement filing to reflect a revision to our statutory survivorship universal life insurance reserves. As amended, combined statutory net loss was $88.3 million, capital and surplus was $1,414.2 million and our dividend capacity was $440.9 million. As of December 31, 2007, GLAIC and its subsidiaries continued to exceed the minimum required RBC levels as amended.

   The NAIC has adopted RBC requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with: (i) asset risk;
(ii) insurance risk; (iii) interest rate risk; and (iv) business risk. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, management periodically monitors the RBC level of GLAIC and its subsidiaries. As of December 31, 2008 and 2007, GLAIC and its subsidiaries exceeded the minimum required RBC levels.

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(19) Segment Information

   We conduct our operations in two business segments: (1) Protection, which includes term and universal life insurance and Medicare supplement insurance; and (2) Retirement Income and Institutional, which principally includes fixed and variable deferred and immediate individual annuities, group variable annuities offered through retirement plans and institutional products. Institutional products include FABNs, funding agreements and GICs. We also have Corporate and Other activities which include income and expenses not allocated to the segments.

   We allocate net investment gains (losses) from Corporate and Other to our Protection and Retirement Income and Institutional segments using an approach based principally upon the investment portfolios established to support each of those segments' products and targeted capital levels.

   We use the same accounting policies and procedures to measure segment income and assets as we use to measure our consolidated net income and assets. Segment income represents the basis on which the performance of our business is assessed by management. Premiums and fees, other income, benefits, acquisition and operating expenses and policy-related amortization are attributed directly to each operating segment. Net investment income and invested assets are allocated based on the assets required to support the underlying liabilities and capital of the products included in each segment.

   See note 1 for further discussion of our principal product lines within the aforementioned segments.

   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2008:

                                                                        Retirement
                                                                        Income and   Corporate
(Amounts in millions)                                       Protection Institutional and Other Consolidated
---------------------                                       ---------- ------------- --------- ------------
Premiums................................................... $   920.3    $   148.2   $     --   $ 1,068.5
Net investment income......................................     522.0        428.9       (2.6)      948.3
Net investment gains (losses)..............................    (424.9)      (479.6)     (32.2)     (936.7)
Policy fees and other income...............................     345.1        262.6         --       607.7
                                                            ---------    ---------   --------   ---------
   Total revenues..........................................   1,362.5        360.1      (34.8)    1,687.8
                                                            ---------    ---------   --------   ---------
Benefits and other changes in policy reserves..............     773.6        365.2         --     1,138.8
Interest credited..........................................     219.2        231.5         --       450.7
Acquisition and operating expenses, net of deferrals.......     163.2         87.9       19.1       270.2
Amortization of deferred acquisition costs and intangibles.     116.4        127.6         --       244.0
Interest expense...........................................     168.1           --         --       168.1
                                                            ---------    ---------   --------   ---------
   Total benefits and expenses.............................   1,440.5        812.2       19.1     2,271.8
                                                            ---------    ---------   --------   ---------
Income (loss) before income taxes and equity in net income
  (loss) of unconsolidated subsidiary......................     (78.0)      (452.1)     (53.9)     (584.0)
Provision (benefit) for income taxes.......................     (26.5)      (165.4)     (20.4)     (212.3)
                                                            ---------    ---------   --------   ---------
Income (loss) before equity in net income (loss) of
  unconsolidated subsidiary................................     (51.5)      (286.7)     (33.5)     (371.7)
Equity in net income (loss) of unconsolidated subsidiary...        --           --      (37.6)      (37.6)
                                                            ---------    ---------   --------   ---------
Net income (loss).......................................... $   (51.5)   $  (286.7)  $  (71.1)  $  (409.3)
                                                            =========    =========   ========   =========

Total assets............................................... $14,926.2    $24,886.2   $1,558.4   $41,370.8
                                                            =========    =========   ========   =========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


   The following is a summary of our segments and Corporate and Other activities as of or for the year ended December 31, 2007:

                                                                         Retirement
                                                                         Income and   Corporate
(Amounts in millions)                                        Protection Institutional and Other Consolidated
---------------------                                        ---------- ------------- --------- ------------
Premiums.................................................... $   891.9    $   171.3   $     --   $ 1,063.2
Net investment income.......................................     609.3        570.6       10.0     1,189.9
Net investment gains (losses)...............................     (26.6)       (74.3)       9.8       (91.1)
Policy fees and other income................................     346.6        144.5        0.2       491.3
                                                             ---------    ---------   --------   ---------
   Total revenues...........................................   1,821.2        812.1       20.0     2,653.3
                                                             ---------    ---------   --------   ---------
Benefits and other changes in policy reserves...............     780.6        324.8         --     1,105.4
Interest credited...........................................     217.4        323.9         --       541.3
Acquisition and operating expenses, net of deferrals........     145.6         79.5       19.1       244.2
Amortization of deferred acquisition costs and intangibles..     106.8         44.6         --       151.4
Interest expense............................................     204.6           --        0.5       205.1
                                                             ---------    ---------   --------   ---------
   Total benefits and expenses..............................   1,455.0        772.8       19.6     2,247.4
                                                             ---------    ---------   --------   ---------
Income before income taxes and equity in net income of
  unconsolidated subsidiary.................................     366.2         39.3        0.4       405.9
Provision (benefit) for income taxes........................     125.8        (25.2)       0.7       101.3
                                                             ---------    ---------   --------   ---------
Income (loss) before equity in net income of unconsolidated
  subsidiary................................................     240.4         64.5       (0.3)      304.6
Equity in net income of unconsolidated subsidiary...........        --           --       19.1        19.1
                                                             ---------    ---------   --------   ---------
Net income.................................................. $   240.4    $    64.5   $   18.8   $   323.7
                                                             =========    =========   ========   =========

Total assets................................................ $14,880.0    $29,456.7   $1,640.4   $45,977.1
                                                             =========    =========   ========   =========

   The following is a summary of our segments and Corporate and Other activities as of the year ended December 31, 2006:

                                                                        Retirement
                                                                        Income and   Corporate
(Amounts in millions)                                       Protection Institutional and Other Consolidated
---------------------                                       ---------- ------------- --------- ------------
Premiums...................................................  $  875.4     $256.9       $  --     $1,132.3
Net investment income......................................     537.8      521.0        58.1      1,116.9
Net investment gains (losses)..............................      (2.8)      (7.5)       13.4          3.1
Policy fees and other income...............................     291.3       91.5          --        382.8
                                                             --------     ------       -----     --------
   Total revenues..........................................   1,701.7      861.9        71.5      2,635.1
                                                             --------     ------       -----     --------
Benefits and other changes in policy reserves..............     683.8      418.1          --      1,101.9
Interest credited..........................................     220.4      276.3          --        496.7
Acquisition and operating expenses, net of deferrals.......     151.7       66.8        24.0        242.5
Amortization of deferred acquisition costs and intangibles.      80.7       31.3          --        112.0
Interest expense...........................................     132.8         --         1.2        134.0
                                                             --------     ------       -----     --------
   Total benefits and expenses.............................   1,269.4      792.5        25.2      2,087.1
                                                             --------     ------       -----     --------
Income before income taxes.................................     432.3       69.4        46.3        548.0
Provision for income taxes.................................     153.2        6.9        28.3        188.4
                                                             --------     ------       -----     --------
Net income.................................................  $  279.1     $ 62.5       $18.0     $  359.6
                                                             ========     ======       =====     ========

         GENWORTH LIFE AND ANNUITY INSURANCE COMPANY AND SUBSIDIARIES

                 Years Ended December 31, 2008, 2007 and 2006


(20) Quarterly Financial Data (unaudited)

   Our unaudited summarized quarterly results of operations for the years ended December 31 were as follows:

                        First Quarter Second Quarter Third Quarter  Fourth Quarter
                        ------------- -------------- -------------- ---------------
(Amounts in millions)    2008   2007   2008    2007   2008    2007    2008    2007
---------------------   ------ ------ ------  ------ ------  ------ -------  ------
Net investment income.. $271.2 $285.3 $239.8  $287.2 $221.9  $322.5 $ 215.4  $294.9
                        ====== ====== ======  ====== ======  ====== =======  ======
Total revenues/(1)/.... $609.9 $657.5 $402.6  $647.7 $406.8  $700.4 $ 268.5  $647.7
                        ====== ====== ======  ====== ======  ====== =======  ======
Net income (loss)/(2)/. $ 53.5 $ 93.5 $(90.7) $ 76.5 $(82.6) $114.4 $(289.5) $ 39.3
                        ====== ====== ======  ====== ======  ====== =======  ======

--------
/(1)/Included in the three months ended December 31, 2008 was net investment losses of $347.1 million, including $350.2 million of impairments partially offset by derivative gains.
/(2)/In addition to revenues discussed above, included in the three months ended December 31, 2008 was increased DAC amortization primarily due to loss recognition testing as a result of revisions to our expected gross profits related to unfavorable market impacts and volatility in equity markets. Also included was a benefit from income taxes.

            Report of Independent Registered Public Accounting Firm

The Board of Directors
Genworth Life and Annuity Insurance Company:

   Under date of March 2, 2009, we reported on the consolidated balance sheets of Genworth Life and Annuity Insurance Company and subsidiaries (the Company) as of December 31, 2008 and 2007, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 2008, which are included herein. In connection with our audits of the aforementioned consolidated financial statements, we also audited the related financial statement schedules included herein. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statement schedules based on our audits.

   In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ KPMG LLP

Richmond, Virginia
March 2, 2009

                                  Schedule I

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

       Summary of investments--other than investments in related parties
                             (Amounts in millions)

   As of December 31, 2008, the amortized cost or cost, fair value and carrying value of our invested assets were as follows:

                                                      Amortized
                                                       cost or             Carrying
Type of Investment                                      cost    Fair value  value
------------------                                    --------- ---------- ---------
Fixed maturity securities:
   Bonds:
       U.S. government, agencies and authorities..... $   158.3 $   174.2  $   174.2
       Government--non-U.S...........................     178.7     162.2      162.2
       Public utilities..............................     794.8     735.2      735.2
       All other corporate bonds.....................  12,205.0   9,700.1    9,700.1
                                                      --------- ---------  ---------
          Total fixed maturity securities............  13,336.8  10,771.7   10,771.7
Equity securities....................................      99.6      90.0       90.0
Commercial mortgage loans............................   2,704.1     xxxxx    2,704.1
Policy loans.........................................     505.8     xxxxx      505.8
Other invested assets/(1)/...........................   2,216.9     xxxxx    2,772.2
                                                      --------- ---------  ---------
          Total investments.......................... $18,863.2     xxxxx  $16,843.8
                                                      ========= =========  =========

--------
/(1)/The amount shown in the consolidated balance sheets for other invested assets differs from amortized cost or cost presented, as other invested assets includes certain assets with a carrying amount that differs from amortized cost or cost.




   See Accompanying Report of Independent Registered Public Accounting Firm

                                 Schedule III

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                      Supplemental Insurance Information
                             (Amounts in millions)

                                         Deferred                 Policyholder   Liabilities
                                        Acquisition Future Policy   Account    for Policy and  Unearned
Segment                                    Costs      Benefits      Balances   Contract Claims Premiums
-------                                 ----------- ------------- ------------ --------------- --------
December 31, 2008:
   Protection..........................  $2,675.1     $2,329.6     $ 4,865.8       $264.8       $19.2
   Retirement Income and Institutional.     619.7      7,606.6       9,151.5         16.1          --
                                         --------     --------     ---------       ------       -----
       Total...........................  $3,294.8     $9,936.2     $14,017.3       $280.9       $19.2
                                         ========     ========     =========       ======       =====
December 31, 2007:
   Protection..........................  $2,429.1     $2,206.1     $ 4,815.6       $249.3       $21.4
   Retirement Income and Institutional.     533.1      7,603.3       9,146.7         13.8          --
                                         --------     --------     ---------       ------       -----
       Total...........................  $2,962.2     $9,809.4     $13,962.3       $263.1       $21.4
                                         ========     ========     =========       ======       =====

                                                   Interest                   Amortization
                                                 Credited and    Acquisition  of Deferred
                                       Net       Benefits and   and Operating Acquisition
                           Premium  Investment Other Changes in Expenses, Net  Costs and   Premiums
Segment                    Revenue    Income   Policy Reserves  of Deferrals  Intangibles  Written
-------                    -------- ---------- ---------------- ------------- ------------ --------
December 31, 2008:
   Protection............. $  920.3  $  522.0      $  992.8        $163.2        $116.4    $  908.6
   Retirement Income and
     Institutional........    148.2     428.9         596.7          87.9         127.6       148.2
   Corporate and Other....       --      (2.6)           --          19.1            --          --
                           --------  --------      --------        ------        ------    --------
       Total.............. $1,068.5  $  948.3      $1,589.5        $270.2        $244.0    $1,056.8
                           ========  ========      ========        ======        ======    ========
December 31, 2007:
   Protection............. $  891.9  $  609.3      $  998.0        $145.6        $106.8    $  869.2
   Retirement Income and
     Institutional........    171.3     570.6         648.7          79.5          44.6       171.2
   Corporate and Other....       --      10.0            --          19.1            --          --
                           --------  --------      --------        ------        ------    --------
       Total.............. $1,063.2  $1,189.9      $1,646.7        $244.2        $151.4    $1,040.4
                           ========  ========      ========        ======        ======    ========
December 31, 2006:
   Protection............. $  875.4  $  537.8      $  904.2        $151.7        $ 80.7    $  840.1
   Retirement Income and
     Institutional........    256.9     521.0         694.4          66.8          31.3       256.9
   Corporate and Other....       --      58.1            --          24.0            --          --
                           --------  --------      --------        ------        ------    --------
       Total.............. $1,132.3  $1,116.9      $1,598.6        $242.5        $112.0    $1,097.0
                           ========  ========      ========        ======        ======    ========


   See Accompanying Report of Independent Registered Public Accounting Firm

                                    PART C

                               OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a) Financial Statements

   (b) Exhibits

(1)(a)      Resolution of Board of Directors of The Life Insurance Company of
            Virginia authorizing the establishment of the Variable Account.
            Previously filed on May 1, 1998 with Post-Effective Amendment No. 9 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 033-76334.

(1)(a)(i)   Resolution of Board of Directors of GE Life and Annuity Assurance
            Company authorizing the change in name of Life of Virginia Separate
            Account 4 to GE Life and Annuity Separate Account 4. Previously filed on July 17, 1998 with Post-Effective Amendment No. 11 to Form N-4 for
            GE Life & Annuity Separate Account 4, Registration No. 033-76334.

(1)(a)(ii)  Resolution of the Board of Directors of Genworth Life and Annuity
            Insurance Company authorizing the change in name GE Life & Annuity
            Separate Account 4 to Genworth Life & Annuity VA Separate Account 1.
            Previously filed on January 3, 2006 with Post-Effective Amendment
            No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-67904.

(1)(b)      Resolution of Board of Directors of GE Life and Annuity Assurance
            Company authorizing the establishment of an additional investment subaccount of the Variable Account, investing in shares of GE Total
            Return Fund of GE Investments Funds, Inc. Previously filed on October
            31, 2001 with initial filing to Form S-6 for GE Life & Annuity
            Separate Account II, Registration No. 333-72572.

(1)(b)(i)   Resolution of the Board of Directors of GE Life and Annuity Assurance
            Company authorizing the change in name of GE Life and Annuity
            Assurance Company to Genworth Life and Annuity Insurance Company.
            Previously filed on January 3, 2006 with Post-Effective Amendment
            No. 11 to Form N-4 for Genworth Life & Annuity VA Separate Account 1,
            Registration No. 333-67904.

(2)         Not applicable.

(3)(a)      Underwriting Agreement dated December 1, 2001 between GE Life and
            Annuity Assurance Company and Capital Brokerage Corporation.
            Previously filed on December 13, 2001 with Pre-Effective No. 1 to
            Form S-1 for GE Life and Annuity Assurance Company, Registration
            No. 333-69620.

(3)(b)      Dealer Sales Agreement. Previously filed on December 13, 2001 with
            Pre-Effective No. 1 to Form S-1 for GE Life and Annuity Assurance
            Company, Registration No. 333-69620.

(4)(a)(i)   Contract Form P1161 3/01. Previously filed on January 15, 2002 with
            Pre-Effective Amendment No. 1 to Form N-4 for GE Life & Annuity
            Separate Account 4, Registration No. 333-67904.

(4)(b)(i)   Waiver of Scheduled Purchase Payments Upon Disability Rider P5163
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(4)(a)(ii)  Waiver of Scheduled Purchase Payments Upon Unemployment Rider P5164
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.

(4)(b)(iii) Waiver of Scheduled Purchase Payments Joint Annuity Life Rider P5165
            3/01. Previously filed on January 15, 2002 with Pre-Effective
            Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
            Registration No. 333-67904.


(4)(b)(iv) Guaranteed Minimum Income Payment Endorsement P5168 3/01. Previously
           filed on January 15, 2002 with Pre-Effective Amendment No. 1 to Form
           N-4 for GE Life & Annuity Separate Account 4, Registration No.
           333-67904.

(4)(b)(v)  Joint Annuitant Endorsement P5219 1/03. Previously filed on February
           18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
           & Annuity Separate Account 4, Registration No. 333-67904.

(4)(b)(vi) Funding Annuity Endorsement P5230 1/03. Previously filed on February
           18, 2003 with Post-Effective Amendment No. 2 to Form N-4 for GE Life
           & Annuity Separate Account 4, Registration No. 333-67904.

(5)        Variable Annuity Application Form 18087 8/2001. Previously filed on
           January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(a)     Form of Additional Payment Allocation Request. Previously filed on
           January 16, 2002 with Pre-Effective Amendment No. 1 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 333-67904.

(5)(b)     Variable Annuity Application -- Additional Riders Form 18087RDR
           8/2001. Previously filed on January 16, 2002 with Pre-Effective
           Amendment No. 1 to Form N-4 for GE Life & Annuity Separate Account 4,
           Registration No. 333-67904.

(6)(a)     Amended and Restated Articles of Incorporation of Genworth Life and
           Annuity Insurance Company. Previously filed on January 3, 2006 with
           Post-Effective Amendment No. 11 to Form N-4 for Genworth Life &
           Annuity VA Separate Account 1, Registration No. 333-67904.

(6)(b) By-Laws of Genworth Life and Annuity Insurance Company. Previously filed on January 3, 2006 with Post-Effective Amendment No. 11 to Form
           N-4 for Genworth Life & Annuity VA Separate Account 1, Registration
           No. 333-67904.

(7)        Reinsurance Agreement. Previously filed on April 17, 2003 with
           Post-Effective Amendment No. 3 to Form N-4 for GE Life & Annuity
           Separate Account 4, Registration No. 333-67904.

(8)        Participation Agreement between GE Investments Funds, Inc. and
           Genworth Life and Annuity Insurance Company. Previously filed on
           April 13, 2007 with Post-Effective Amendment No. 13 to Form N-4 for
           Genworth Life & Annuity VA Separate Account 1, Registration No.
           333-67904.

(9) Opinion and Consent of Heather C. Harker, Counsel for Genworth Life and Annuity Insurance Company. Filed herewith.

(10) Consent of Independent Registered Public Accounting Firm. Filed herewith.

(11)       Not applicable.

(12)       Not applicable.

(13) Schedule Showing Computation for Performance Data. Previously filed on April 22, 2002 with Post-Effective Amendment No. 1 to Form N-4 for
           GE Life & Annuity Separate Account 4, Registration No. 333-67902.

(14)       Power of Attorney. Filed herewith.

Item 25.  Directors and Officers of the Depositor


Name                  Positions and Offices with Depositor
----                  ------------------------------------
Pamela S. Schutz      Chairperson of the Board, President and Chief Executive
                      Officer

Paul A. Haley         Director, Senior Vice President and Chief Actuary

Ronald P. Joelson(3)  Director, Senior Vice President and Chief Investment Officer

Leon E. Roday(2)      Director and Senior Vice President

Geoffrey S. Stiff     Director and Senior Vice President

John G. Apostle, II   Senior Vice President and Chief Compliance Officer

Thomas E. Duffy       Senior Vice President, General Counsel and Secretary

Christopher J. Grady  Senior Vice President

Kelly L. Groh         Senior Vice President and Chief Financial Officer

Patrick B. Kelleher   Senior Vice President

Jac J. Amerell        Vice President and Controller

Heather C. Harker     Vice President and Associate General Counsel

Gary T. Prizzia(1)    Treasurer


   The principal business address for those listed above is Genworth Life and Annuity Insurance Company, 6610 W. Broad Street, Richmond, VA 23230 unless otherwise noted.

   (1) The principal business address is Genworth Financial, Inc., 6604 W. Broad Street, Richmond, Virginia 23230.

   (2) The principal business address is Genworth Financial, Inc., 6620 W. Broad Street, Richmond, Virginia 23230.


   (3) The principal business address is Genworth Financial, Inc., 3001 Summer Street, Stamford, Connecticut 06905.

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

                                  [FLOW CHART]



Item 27.  Number of Contractowners


   As of March 4, 2009 there were 7,434 owners of Qualified Contracts and 4,998 owners of Non-Qualified Contracts.


Item 28.  Indemnification

   Sections 13.1-876 and 13.1-881 of the Code of Virginia, in brief, allow a corporation to indemnify any person made party to a proceeding because such person is or was a director, officer, employee, or agent of the corporation, against liability incurred in the proceeding if: (1) he conducted himself in good faith; and (2) he believed that (a) in the case of conduct in his official capacity with the corporation, his conduct was in its best interests; and (b) in all other cases, his conduct was at least not opposed to the corporation's best interests and (3) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. The termination of a proceeding by judgment, order, settlement or conviction is not, of itself, determinative that the director, officer, employee, or agent of the corporation did not meet the standard of conduct described. A corporation may not indemnify a director, officer, employee, or agent of the corporation in connection with a proceeding by or in the right of the corporation, in which such person was adjudged liable to the corporation, or in connection with any other proceeding charging improper personal benefit to such person, whether or not involving action in his official capacity, in which such person was adjudged liable on the basis that personal benefit was improperly received by him. Indemnification permitted under these sections of the Code of Virginia in connection with a proceeding by or in the right of the corporation is limited to reasonable expenses incurred in connection with the proceeding.

   Genworth Life and Annuity Insurance Company's Articles of Incorporation provide that Genworth Life and Annuity Insurance Company shall, and may through insurance coverage, indemnify any directors or officers who are a party to any proceeding by reason of the fact that he or she was or is a director or officer of Genworth Life and Annuity Insurance Company against any liability incurred by him or her in connection with such proceeding, unless he or she engaged in willful misconduct or a knowing violation of the criminal law or any federal or state securities law. Such indemnification covers all judgments, settlements, penalties, fines and reasonable expenses incurred with respect to such proceeding. If the person involved is not a director or officer of Genworth Life and Annuity Insurance Company, the board of directors may cause Genworth Life and Annuity Insurance Company to indemnify, or contract to indemnify, to the same extent allowed for its directors and officers, such person who was, is or may become a party to any proceeding, by reason of the fact that he or she is or was an employee or agent of Genworth Life and Annuity Insurance Company, or is or was serving at the request of Genworth Life and Annuity Insurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

   Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the depositor pursuant to the foregoing provisions, or otherwise, the depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.

                                    *  *  *

Item 29.  Principal Underwriter

   (a) Capital Brokerage Corporation is the principal underwriter of the contracts as defined in the Investment Company Act of 1940, and is also the principal underwriter for flexible premium variable annuity and variable life insurance policies issued through Genworth Life & Annuity VL Separate Account 1, Genworth Life & Annuity VA Separate Account 1, Genworth Life & Annuity VA Separate Account 2, Genworth Life & Annuity VA Separate Account 3, and Genworth Life & Annuity VA Separate Account 4.

   (b) Management


        Name                   Address             Positions and Offices with Underwriter
        ----                    -------            --------------------------------------
John G. Apostle, II... 6620 W. Broad St.         Director
                       Richmond, VA 23230
Christopher J. Grady.. 6610 W. Broad St.         Director, President and Chief Executive
                       Richmond, VA 23230        Officer
Geoffrey S. Stiff..... 6610 W. Broad St.         Director and Senior Vice President
                       Richmond, VA 23230
Scott E. Wolfe........ 6610 West Broad St.       Senior Vice President and Chief Compliance
                       Richmond, VA 23230        Officer
Thomas E. Duffy....... 6610 W. Broad St.         Vice President, Counsel and Secretary
                       Richmond, VA 23230
Kelly L. Groh......... 6610 W. Broad Street      Chief Financial Officer
                       Richmond, Virginia 23230
James H. Reinhart..... 6610 W. Broad St.         Vice President
                       Richmond, VA 23230
Michele L. Trampe..... 6610 W. Broad St.         Vice President and Controller
                       Richmond, VA 23230
Gary T. Prizzia....... 6620 W. Broad Street      Treasurer
                       Richmond, VA 23230
Bonnie C. Turner...... 6610 West Broad St.       Financial & Operations Principal
                       Richmond, VA 23230

   (c)


                                     (2)
            (1)                Net Underwriting      (3)           (4)
          Name of               Discounts and   Compensation    Brokerage      (5)
    Principal Underwriter        Commissions    on Redemption  Commissions Compensation
    ---------------------      ---------------- -------------  ----------- ------------
Capital Brokerage Corporation.  Not Applicable  Not Applicable    12.0%    $0.4 million


Item 30.  Location of Accounts and Records


   All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under it are maintained by Genworth Life and Annuity Insurance Company at 6610 West Broad Street, Richmond, Virginia 23230.


Item 31.  Management Services

   Not Applicable.

Item 32.  Undertakings

   (a) Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

   (b) Registrant undertakes that it will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

   (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Genworth Life and Annuity Insurance Company at the address or phone number listed in the prospectus.

  STATEMENT PURSUANT TO RULE 26(f) OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Genworth Life and Annuity Insurance Company.

  STATEMENT PURSUANT TO RULE 6c-7 OF THE INVESTMENT COMPANY ACT OF 1940

   Genworth Life and Annuity Insurance Company offers and will offer contracts to participants in the Texas Optional Retirement Program. In connection therewith, Genworth Life and Annuity Insurance Company and the Genworth Life & Annuity VA Separate Account 1 rely on 17 C.F.R. Section 270.6c-7 and represent that the provisions of paragraphs (a)-(d) of the Rule have been or will be complied with.

  SECTION 403(b) OF THE INTERNAL REVENUE REPRESENTATIONS

   Genworth Life and Annuity Insurance Company represents that in connection with its offering of contracts as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, as amended, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the County of Henrico, and Commonwealth of Virginia, on the 27th day of April, 2009.



                                   GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT
                                     1 (REGISTRANT)

                                   By:         /s/  Michael P. Cogswell
                                        -------------------------------------
                                                  Michael P. Cogswell
                                                    Vice President



                                   BY: GENWORTH LIFE AND ANNUITY INSURANCE
                                         COMPANY
                                       (Depositor)

                                   By:         /s/  Michael P. Cogswell
                                        -------------------------------------
                                                  Michael P. Cogswell
                                                    Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          Name                            Title                       Date
          ----                            -----                       ----

 /s/  *PAMELA S. SCHUTZ   Chairperson of the Board, President    April 27, 2009
-------------------------   and Chief Executive Officer
    Pamela S. Schutz

  /s/  *PAUL A. HALEY     Director, Senior Vice President and    April 27, 2009
-------------------------   Chief Actuary
     Paul A. Haley

/s/  *RONALD P. JOELSON   Director, Senior Vice President and    April 27, 2009
-------------------------   Chief Investment Officer
   Ronald P. Joelson

  /s/  *LEON E. RODAY     Director and Senior Vice President     April 27, 2009
-------------------------
     Leon E. Roday

/s/  *GEOFFREY S. STIFF   Director and Senior Vice President     April 27, 2009
-------------------------
   Geoffrey S. Stiff

  /s/  *KELLY L. GROH     Senior Vice President and Chief        April 27, 2009
-------------------------   Financial Officer
     Kelly L. Groh

  /s/  *JAC J. AMERELL    Vice President and Controller          April 27, 2009
-------------------------
     Jac J. Amerell



*By:  /s/  MICHAEL P. COGSWELL  , pursuant to Power of                 April 27, 2009
      -------------------------   Attorney executed on April 6, 2009.
        Michael P. Cogswell